UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Definitive Proxy Statement

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Soliciting Material under § 240.14a-12

XO Group Inc.

(Name of Registrant as Specified in Its Charter)

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November 13, 2018
Dear Fellow Stockholders:
You are cordially invited to attend a special meeting of the stockholders of XO Group Inc. (which we refer to in this proxy statement as “XO Group” or the “Company”), which we will hold at the offices of Wachtell, Lipton, Rosen & Katz (referred to in this proxy statement as “Wachtell Lipton”) at 51 West 52nd Street, New York, New York 10019, on December 18, 2018, at 11:00 a.m. local time.
At the special meeting, our stockholders will be asked to consider and vote on a proposal to adopt the Agreement and Plan of Merger that we entered into on September 24, 2018, which we refer to as the “merger agreement,” providing for the acquisition of XO Group by WeddingWire, Inc. in a transaction that we refer to as the “merger.” If the merger agreement is adopted and the merger is completed, each share of our common stock (other than certain shares specified in the merger agreement) will be converted into the right to receive $35.00 per share in cash, without interest and subject to any required tax withholding, representing a 44% premium to XO Group’s 12-month average closing price and a 27% premium to XO Group’s closing price as of Monday, September 24, 2018, the last trading day prior to the announcement of the merger agreement.
The XO Group Inc. board of directors unanimously recommends that our stockholders vote “FOR” the proposal to adopt the merger agreement and “FOR” the other matters to be considered at the special meeting.
The enclosed proxy statement describes the merger agreement, the merger and related matters, and attaches a copy of the merger agreement. We urge stockholders to read the entire proxy statement carefully, as it sets forth the details of the merger agreement and other important information related to the merger.
Your vote is very important.   The merger cannot be completed unless a majority of the outstanding shares of our common stock entitled to vote at the special meeting vote in favor of the proposal to adopt the merger agreement. If you fail to vote in person or by proxy, or fail to instruct your broker on how to vote, it will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement.
More information about the special meeting, the merger and the other proposals for consideration at the special meeting is contained in the accompanying proxy statement.
If you have any questions or need assistance in voting your shares, please contact our proxy solicitor, MacKenzie Partners, Inc., toll free at (800) 322-2885.
On behalf of the entire board of directors, we want to thank you for your continued support.
Sincerely,
Michael Zeisser Chairman of the Board	Michael Steib Chief Executive Officer
Neither the U.S. Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the merger, passed upon the merits or fairness of the merger, the merger agreement or the other transactions contemplated by the merger agreement or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.
This proxy statement is dated November 13, 2018 and is first being mailed to stockholders on or about November 13, 2018.

XO GROUP INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
Date:	December 18, 2018
Time:	11:00 a.m. local time
Place:	Offices of Wachtell Lipton at 51 West 52nd Street, New York, New York 10019
Record Date:	November 12, 2018
Meeting Agenda:
To consider and vote upon the following proposals:
1.
to adopt the Agreement and Plan of Merger, dated as of September 24, 2018 (as it may be amended from time to time, referred to in this proxy statement as the “merger agreement”), by and among XO Group Inc., a Delaware corporation (referred to in this proxy statement as the “Company”), WeddingWire, Inc., a Delaware corporation (referred to in this proxy statement as “Parent”), and Wedelia Merger Sub, Corp., a Delaware corporation and a wholly owned subsidiary of Parent (referred to in this proxy statement as “Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company (referred to in this proxy statement as the “merger”);

2.
to approve, on an advisory (non-binding) basis, certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the merger; and

3.
to approve the adjournment of the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to adopt the merger agreement or in the absence of a quorum.

Please vote your shares.	If you are a stockholder of record, you may vote in the following ways:
We encourage stockholders to vote promptly. If you fail to vote, the effect will be the same as a vote “AGAINST” the proposal to adopt the merger agreement.	By Telephone In the U.S. or Canada you can vote by calling 1-800-454-8683.	By Internet You can vote online at www.proxyvote.com. You will need the 12-digit control number on the proxy card.	By Mail You can vote by mail by marking, dating and signing your proxy card and returning it in the postage-paid envelope.	In Person

You can vote in person at the special meeting. Please refer to the section of this proxy statement entitled “The Special Meeting — Date, Time and Place of the Special Meeting” for further information regarding attending the special meeting.
If your shares of common stock are held by a broker, bank or other nominee on your behalf in “street name,” your broker, bank or other nominee will send you instructions as to how to provide voting instructions for your shares. Many brokerage firms and banks have a process for their customers to provide voting instructions by telephone or via the Internet, in addition to providing voting instructions by a voting instruction form.
The XO Group Inc. board of directors (referred to in this proxy statement as the “XO Group board of directors,” the “board” or “our board”) has unanimously determined that the merger is fair to, and in the best interests of, XO Group and its stockholders, and approved and declared advisable the merger agreement and the transactions contemplated by the merger agreement, including the merger. The XO Group board of directors unanimously has directed that the adoption of the merger agreement be submitted for consideration by XO Group’s stockholders at the special meeting and recommends that the stockholders of XO Group Inc. vote (1) “FOR” the proposal to adopt the merger agreement, (2) “FOR” the advisory (non-binding) proposal to approve certain compensation that may be paid or become payable to the named executive officers of the Company in connection with the merger, and (3) “FOR” the proposal to approve the adjournment of the special meeting, if necessary or appropriate, including to solicit additional proxies or in the absence of a quorum. If you sign, date and return your proxy card without indicating how you wish to vote on a proposal, your proxy will be voted “FOR” each of the foregoing proposals in accordance with the recommendation of the XO Group Inc. board of directors.
Your vote is important, regardless of the number of shares of common stock you own. The adoption of the merger agreement requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the special meeting and is a condition to the completion of the merger. The approval of the advisory (non-binding) proposal to approve certain compensation that may be paid or become payable to the named executive officers of the Company in connection with the merger and the approval of the proposal to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies or in the absence of a quorum, each requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the special meeting and entitled to vote thereon, but approval of these two proposals is not a condition to the completion of the merger. If you fail to vote in person or by proxy, or fail to instruct your broker, bank or other nominee on how to vote, the shares of common stock that you own will not be counted for purposes of determining whether a quorum is present at the special meeting, which will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement.
Under Delaware law, stockholders who do not vote in favor of the proposal to adopt the merger agreement will have the right to seek appraisal of the fair value of their shares of the Company as determined by the Delaware Court of Chancery if the merger is completed, but only if they submit a written demand for an appraisal before the vote on the proposal to adopt the merger agreement and comply with the other Delaware law procedures explained in the accompanying proxy statement. See the section of this proxy statement entitled “Appraisal Rights.”
You may revoke your proxy at any time before the vote at the special meeting by following the procedures outlined in the accompanying proxy statement.
Only holders of record of XO Group Inc. common stock as of the close of business on November 12, 2018, the record date for the special meeting, are entitled to receive notice of and to vote at the special meeting.
Before voting your shares, we urge you to, and you should, read the entire proxy statement carefully, including its annexes and the documents incorporated by reference in the proxy statement.
By order of the Board of Directors,
Gillian Munson
Chief Financial Officer, Treasurer and Secretary
New York, New York
November 13, 2018

i

ii

SUMMARY
This summary highlights selected information contained in this proxy statement, including with respect to the merger agreement and the merger. We encourage you to, and you should, read carefully this entire proxy statement, its annexes and the documents referred to or incorporated by reference in this proxy statement, as this summary may not contain all of the information that may be important to you in determining how to vote. We have included page references to direct you to a more complete description of the topics presented in this summary. You may obtain the information incorporated by reference into this proxy statement without charge by following the instructions under the section of this proxy statement entitled “Where You Can Find Additional Information.”
The Companies (page 23)
XO Group Inc.
XO Group Inc. (NYSE: XOXO), referred to as “XO Group,” the “Company,” “we,” “our” or “us,” is a Delaware corporation. XO Group’s mission is to help people navigate and truly enjoy life’s biggest moments together. Our multi-platform brands guide couples through transformative life stages: getting married with The Knot, having a healthy and supportive marriage with Lasting, having a baby with The Bump, and bringing important celebrations to life with entertainment vendors from GigMasters. The Company is publicly listed on the New York Stock Exchange and is headquartered in New York City.
Additional information about XO Group is contained in its public filings, certain of which are incorporated by reference herein. See the sections of this proxy statement entitled “Where You Can Find Additional Information” and “The Companies — XO Group Inc.”
WeddingWire, Inc.
WeddingWire, Inc., referred to as “Parent,” or “WeddingWire,” is a Delaware corporation and leading global online marketplace, connecting consumers with local wedding professionals and a suite of comprehensive tools that make wedding planning easier. Founded in 2007 and headquartered in Chevy Chase, Maryland and Barcelona, Spain, the WeddingWire portfolio serves couples and wedding professionals across 15 countries in North America, Latin America, Europe and Asia with brands such as Bodas.net, Matrimonio.com, WeddingWire.in, WeddingWire.co.uk and more. See the section of this proxy statement entitled “The Companies — WeddingWire, Inc.”
Wedelia Merger Sub, Corp.
Wedelia Merger Sub, Corp., referred to as “Merger Sub,” is a Delaware corporation and a wholly owned subsidiary of Parent that will function as the merger subsidiary in the merger. Merger Sub was formed solely for the purpose of acquiring us and it has not carried on any activities on or prior to the date of this proxy statement except for activities incidental to its formation and activities in connection with Parent’s acquisition of XO Group. Upon completion of the merger, Merger Sub will merge with and into XO Group and will cease to exist. See the section of this proxy statement entitled “The Companies —  Wedelia Merger Sub, Corp.”
The Special Meeting (page 24)
Date, Time and Place of the Special Meeting
The special meeting of stockholders of XO Group (referred to in this proxy statement as the “special meeting”) will be held at the offices of Wachtell Lipton at 51 West 52nd Street, New York, New York 10019, on December 18, 2018, at 11:00 a.m. local time..

Purposes of the Special Meeting
At the special meeting, XO Group stockholders will be asked to consider and vote on the following proposals:
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to adopt the Agreement and Plan of Merger, dated as of September 24, 2018, by and among the Company, Parent and Merger Sub, which, as it may be amended from time to time, is referred to in this proxy statement as the “merger agreement”;

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to approve, on an advisory (non-binding) basis, certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the merger, the value of which is disclosed in the table in the section of this proxy statement entitled “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger”; and

•
to approve the adjournment of the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to adopt the merger agreement or in the absence of a quorum.

Our stockholders must adopt the merger agreement for the merger to occur. If our stockholders fail to adopt the merger agreement, the merger will not occur. See the sections of this proxy statement entitled “The Special Meeting” and “The Merger Agreement.”
We do not expect that any matters other than the proposals set forth above will be brought before the special meeting. If, however, such a matter is properly presented at the special meeting or any adjournment or postponement thereof, the persons appointed as proxies will have discretionary authority to vote the shares represented by duly executed proxies.
Record Date, Notice and Quorum
The holders of record of XO Group common stock as of the close of business on November 12, 2018, the record date for the special meeting, are entitled to receive notice of and to vote at the special meeting. At the close of business on the record date, 25,923,056 shares of Company common stock were outstanding and entitled to vote at the special meeting.
The presence at the special meeting, in person or represented by proxy, of the holders of at least 50% of the capital stock issued and outstanding and entitled to vote at the special meeting will constitute a quorum for purposes of the special meeting. A quorum is necessary to transact business at the special meeting. If a quorum is not present at the special meeting, we expect that the special meeting will be adjourned to a later date.
Abstentions will be counted as shares present for purposes of determining the presence of a quorum. If your shares are held in “street name” by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, your broker, bank or other nominee will not vote on your behalf with respect to any of the proposals, and your shares will not be counted for purposes of determining whether a quorum is present for the transaction of business at the special meeting.
Required Vote
Each share of common stock outstanding at the close of business on the record date is entitled to one vote on each of the proposals to be considered at the special meeting.
For the Company to complete the merger, XO Group stockholders holding a majority of the shares of Company common stock outstanding at the close of business on the record date must vote “FOR” the proposal to adopt the merger agreement. An abstention with respect to the proposal to adopt the merger agreement, or a failure to return your proxy card or otherwise vote your shares of common stock (including a failure to instruct your broker, bank or other nominee to vote shares held on your behalf), will have the same effect as a vote “AGAINST” this proposal.
Approval of each of  (1) the advisory (non-binding) proposal to approve certain compensation that may be paid or become payable to the named executive officers of the Company in connection with the merger and (2) the proposal to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies or in the absence of a quorum, requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the special meeting and entitled to vote thereon, but is not a condition to the completion of the merger. An abstention with respect to either proposal will have the same effect as a vote “AGAINST” these proposals. A failure to return your proxy card or otherwise vote your shares of common stock (including a failure of your broker, bank or other nominee to vote shares held on your behalf) will have no effect on these proposals, assuming a quorum is present.
The Company’s directors and executive officers have informed us that they intend to vote their shares of Company common stock in favor of the proposal to adopt the merger agreement and the other proposals to be considered at the special meeting, although they have no obligation to do so. As of the record date, our directors and executive officers owned and were entitled to vote, in the aggregate, approximately 835,431 shares of Company common stock, or approximately 3.22% of the outstanding shares of Company common stock entitled to vote at the special meeting.
Proxies; Revocation
Any XO Group stockholder of record entitled to vote at the special meeting may submit a proxy by telephone or over the Internet, by returning the enclosed proxy card, or by attending the special meeting and voting in person. If your shares of common stock are held in “street name” by your broker, bank or other nominee, you should instruct your broker, bank or other nominee on how to vote your shares using the instructions provided by your broker, bank or other nominee.
Any proxy may be revoked at any time prior to its exercise by submitting a properly executed, later-dated proxy through any of the methods available to you, by giving written notice of revocation to our Secretary at XO Group Inc., 195 Broadway, 25th Floor, New York, NY 10007, or by attending the special meeting and voting in person.
The Merger (page 29)
You will be asked to consider and vote upon the proposal to adopt the merger agreement. A copy of the merger agreement is attached to this proxy statement as Annex A. The merger agreement provides, among other things, that at the effective time of the merger (referred to in this proxy statement as the “effective time”), Merger Sub will be merged with and into the Company, with the Company surviving the merger (referred to in this proxy statement as the “surviving corporation”). In the merger, each share of common stock, par value $0.01 per share, of the Company (referred to in this proxy statement as the “common stock,” the “Company common stock” or the “XO Group common stock”) issued and outstanding immediately before the effective time (other than certain shares specified in the merger agreement) will be converted into the right to receive $35.00 per share in cash (referred to in this proxy statement as the “merger consideration”), without interest and subject to any required tax withholding. Upon completion of the merger, the Company will be a wholly owned subsidiary of Parent, the Company common stock will no longer be publicly traded and the Company’s existing stockholders will cease to have any ownership interest in the Company.
Treatment of Company Equity Awards (page 62)
Vested Options.   At the effective time of the merger, each outstanding, vested option to purchase shares of common stock (each, an “XO option”) will be cancelled and converted into the right to receive an amount in cash equal to (i) the total number of shares of common stock subject to such XO option multiplied by (ii) the excess, if any, of the merger consideration over the per share exercise price applicable to such XO option, subject to any applicable tax withholding.
Unvested Options.   At the effective time of the merger, each outstanding, unvested XO option will be assumed and converted into a cash award (the “assumed option award”) in an amount equal to (i) the total number of shares of common stock subject to such XO option multiplied by (ii) the excess, if any, of the merger consideration over the per share exercise price applicable to such XO option, which will vest and become payable on the regularly scheduled vesting dates in accordance with the terms and conditions that applied to such award immediately prior to the effective time (except that any vested cash amounts will be paid out, less any applicable tax withholding, within 30 days following the end of the calendar quarter in which the vesting date occurs).
Restricted Stock Awards.   At the effective time of the merger, each outstanding, unvested award of restricted shares of common stock (each, an “XO RS award”) will be assumed and converted into a cash award (the “assumed RS award”) in an amount equal to (i) the total number of shares of common stock subject to such XO RS award multiplied by (ii) the merger consideration, which will vest and become payable on the regularly scheduled vesting dates in accordance with the terms and conditions that applied to such award immediately prior to the effective time (except that any vested cash amounts will be paid out, less any applicable tax withholding, within 30 days following the end of the calendar quarter in which the vesting date occurs).
ESPP.   The Amended and Restated 2009 Employee Stock Purchase Plan, which we refer to as the ESPP, will continue in effect through the current offering period (i.e., through January 31, 2019). If you are not currently participating in the ESPP, you will not be permitted to participate in the current offering period. If you are currently participating in the ESPP, you will not be permitted to increase your payroll deductions for the current offering period. After the completion of this current offering period (e.g., after January 31, 2019), the ESPP will be suspended and we will not offer any future offering periods under the ESPP. If the effective time of the merger occurs prior to the end of the current offering period, the last day of the current offering period will be accelerated to a date prior to the closing of the transaction, your funds contributed to the ESPP will be used to purchase common shares, and your common shares will be treated like all other shares of common stock.
Conditions to Completion of the Merger (page 79)
Each party’s obligation to complete the merger is subject to the satisfaction or waiver at or prior to the effective time of the following conditions:
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the adoption of the merger agreement by a majority of the outstanding shares of XO Group common stock entitled to vote thereon;

•
the expiration or termination of the waiting period applicable to the completion of the merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (referred to in this proxy statement as the “HSR Act”) applicable to the transactions contemplated by the merger agreement; and

•
no law or order having been enacted, issued, promulgated, enforced or entered by a court of competent jurisdiction that is in effect and that restrains, enjoins or otherwise prohibits the completion of the merger.

The respective obligations of Parent and Merger Sub to complete the merger are subject to the satisfaction or waiver by Parent at or prior to the effective time of the following additional conditions:
•
the accuracy of the representations and warranties of the Company as of the closing date (except for any representations and warranties made as of a particular date, which representations and warranties must be true and correct only as of that date), generally subject to certain materiality qualifiers;

•
the performance by the Company in all material respects of the agreements and covenants required to be performed or complied with by it under the merger agreement at or prior to the effective time;

•
the absence of a company material adverse effect occurring after the date of the merger agreement and that is continuing; and

•
the receipt by Parent of a certificate signed by an executive officer of the Company, dated the closing date, to the effect that the conditions set forth in the three preceding bullet points have been satisfied.

The obligation of the Company to complete the merger is subject to the satisfaction or waiver by the Company at or prior to the effective time of the following additional conditions:
•
the accuracy of the representations and warranties of Parent and Merger Sub as of the closing date (except for any representations and warranties made as of a particular date, which representations and warranties must be true and correct only as of that date), generally subject to certain materiality qualifiers;

•
the performance by each of Parent and Merger Sub in all material respects of the agreements and covenants required to be performed or complied with by it under the merger agreement at or prior to the effective time; and

•
the receipt by the Company of a certificate signed by an executive officer of Parent, dated the closing date, to the effect that the conditions set forth in the two preceding bullet points have been satisfied.

No party may rely, either as a basis for not completing the merger or any of the other transactions contemplated by the merger agreement or terminating the merger agreement and abandoning the merger, on the failure of a condition to closing set forth in the merger agreement to be satisfied if such failure was caused by such party’s failure to act in good faith or to use the efforts to cause the closing to occur as required by the merger agreement.
Recommendation of the XO Group Board of Directors (page 38)
After careful consideration, the XO Group Inc. board of directors (referred to in this proxy statement as the “XO Group board of directors,” the “board” or “our board”) has unanimously determined that the merger is fair to, and in the best interests of, XO Group and its stockholders, and approved and declared advisable the merger agreement and the transactions contemplated by the merger agreement, including the merger. The XO Group board of directors unanimously has directed that the adoption of the merger agreement be submitted for consideration by XO Group’s stockholders at the special meeting and recommends that XO Group stockholders vote “FOR” the proposal to adopt the merger agreement at the special meeting and “FOR” the other proposals to be considered at the special meeting.
Reasons for the Merger (page 38)
For a description of the reasons considered by the XO Group board of directors in resolving to recommend in favor of the adoption of the merger agreement, see the section of this proxy statement entitled “The Merger — Reasons for the Merger; Recommendation of the XO Group Board of Directors.”
Opinion of XO Group’s Financial Advisor (page 45)
The Company has engaged Allen & Company LLC (referred to in this proxy statement as “Allen & Company”) as its financial advisor in connection with the proposed merger. In connection with the merger, Allen & Company delivered a written opinion, dated September 24, 2018, to the board as to the fairness, from a financial point of view and as of the date of the opinion, of the merger consideration to be received by holders of Company common stock (other than, to the extent applicable, WeddingWire, Merger Sub, Permira Advisers LLC (referred to in this proxy statement as “Permira”), Spectrum Equity (referred to in this proxy statement as “Spectrum Equity”) and their respective affiliates) pursuant to the merger agreement. The full text of Allen & Company’s written opinion, dated September 24, 2018, which describes the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken, is attached as Annex B to this proxy statement and is incorporated by reference herein in its entirety. The description of Allen & Company’s opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of Allen & Company’s opinion. Allen & Company’s opinion was intended for the benefit and use of the board (in its capacity as such) in connection with its evaluation of the merger consideration from a financial point of view and did not address any other terms, aspects or implications of the merger. Allen & Company’s opinion did not constitute a recommendation as to the course of action that the Company (or the board) should pursue in connection with the merger or otherwise address the merits of the underlying decision by the Company to engage in the merger, including in comparison to other strategies or transactions that might be available to the Company or which the Company might engage in or consider. Allen & Company’s opinion does not constitute advice or a recommendation to any stockholder as to how such stockholder should vote or act on any matter relating to the merger or otherwise.
Interests of the Company’s Directors and Executive Officers in the Merger (page 52)
In considering the recommendation of the XO Group board of directors that XO Group stockholders vote in favor of the adoption of the merger agreement, XO Group stockholders should be aware that the directors and executive officers of XO Group have potential interests in the merger that may be different from, or in addition to, the interests of XO Group stockholders generally, including the treatment of their equity awards in connection with the transaction, certain potential severance payments, and the right to continued indemnification and insurance coverage. The XO Group board of directors was aware of these interests and considered them, among other matters, in making its recommendation that XO Group stockholders vote in favor of the adoption of the merger agreement. See “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger.”
Fee Funding Agreements (page 52)
Concurrently with the execution of the merger agreement, Permira VI L.P.1 and certain of its affiliated funds and Spectrum Equity Investors VI, L.P. and certain of its affiliated funds (referred to in this proxy statement collectively as the “funding parties”) entered into respective fee funding agreements (referred to in this proxy statement collectively as the “fee funding agreements”), pursuant to which the funding parties agreed to fund, on the terms and conditions set forth in the fee funding agreements, Parent’s obligation to pay the parent termination fee and the reverse termination fee (each defined in the merger agreement), reimburse and indemnify the Company with respect to certain expenses in connection with the merger and pay certain other amounts, in an amount not to exceed $43,631,686 for Permira VI L.P.1 and certain of its affiliated funds and $6,368,314 for Spectrum Equity Investors VI, L.P. and certain of its affiliated funds.
See the section of this proxy statement entitled “The Merger — Fee Funding Agreements.”
Financing (page 52)
Permira VI L.P.1 and certain of its affiliated funds and Spectrum Equity VIII-A, L.P. and certain of its affiliated funds (referred to in this proxy statement as the “equity financing sources”) have committed to capitalize Parent, on the date of the closing of the merger, with an aggregate equity contribution of up to $338 million, subject to the terms and conditions set forth in the equity commitment letters, dated as of September 24, 2018 (referred to in this proxy statement as the “equity commitment letters”).
In connection with the execution of the merger agreement, Parent and Merger Sub entered into an amended and restated commitment letter, dated October 9, 2018 (referred to in this proxy statement as the “debt commitment letter”), with JPMorgan Chase Bank, N.A. (referred to in this proxy statement as “JPMorgan”), UBS Securities LLC and UBS AG, Stamford Branch (referred to in this proxy statement as “UBS”), Jefferies Finance LLC (referred to in this proxy statement as “Jefferies”), Royal Bank of Canada and RBC Capital Markets (referred to in this proxy statement as “RBC”), KeyBanc Capital Markets Inc. (referred to in this proxy statement as “Keybank”), and Société Générale and SG Americas Securities, LLC, pursuant to which each of JPM, UBS, Jefferies, RBC, Keybank and SG committed, upon certain terms and subject to certain conditions, to lend to Parent $650.0 million in the aggregate consisting of first lien term loans of  $450.0 million, a revolving first lien revolving credit facility of  $25.0 million and second lien term loans of  $175.0 million in connection with the financing of the amounts payable pursuant to the merger agreement and the transactions contemplated thereby and the refinancing of certain debt by Parent.
We have agreed to, and to use our reasonable best efforts to cause our representatives to, provide all cooperation reasonably requested by Parent necessary and customary for the arrangement of the debt financing in connection with the transactions contemplated by the merger agreement.
For more information, see “The Merger Agreement — Financing and Financing Cooperation.”

Material U.S. Federal Income Tax Consequences of the Merger (page 57)
The receipt of cash in exchange for shares of common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. You should consult your own tax advisor regarding the particular tax consequences to you of the exchange of shares of common stock for cash pursuant to the merger in light of your particular circumstances (including the application and effect of any state, local or foreign income and other tax laws). See the section of this proxy statement entitled “The Merger —  Material U.S. Federal Income Tax Consequences of the Merger.”
Regulatory Approvals (page 59)
HSR Clearance.   Under the HSR Act and related rules and regulations, certain transactions, including the merger, may not be completed until notifications have been given and information furnished to the Antitrust Division of the United States Department of Justice (referred to in this proxy statement as the “Antitrust Division”) and the United States Federal Trade Commission (referred to in this proxy statement as the “FTC”) and all statutory waiting period requirements have been satisfied. Completion of the merger is subject to the expiration or termination of the applicable waiting period under the HSR Act. The Company and Parent filed their respective Notification and Report Forms with the Antitrust Division and the FTC on October 16, 2018, and the 30-day waiting period will expire at 11:59 p.m. on November 15, 2018, unless earlier terminated or extended.
Commitments to Obtain Approvals.   The Company, Parent, and Merger Sub are each required to promptly take, or to cause to be taken, all actions, and to do, or to cause to be done, and to assist and cooperate with the other in doing and, in the case of Parent, to cause (1) Merger Sub, (2) certain funds affiliated with Permira and Spectrum Equity, (3) the affiliates and general partners of Parent, Merger Sub, and certain funds affiliated with Permira and Spectrum Equity, (4) any person to which the rights and obligations of the foregoing under the merger agreement are assigned and (5) any “ultimate parent entity” (as defined in the HSR Act) of any of the foregoing (collectively, together with Parent, referred to in this proxy statement as the “Parent Entities”), to cooperate as necessary or appropriate with the other parties and to do, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by the merger agreement, subject to certain limitations. This includes using reasonable best efforts to obtain any required regulatory approvals. See the section of this proxy statement entitled “The Merger Agreement — Efforts to Complete the Merger — Antitrust Matters.”
Appraisal Rights (page 90)
Under Section 262 of the General Corporation Law of the State of Delaware (referred to in this proxy statement as the “DGCL”), XO Group stockholders who do not vote for the adoption of the merger agreement will have the right to seek appraisal of the fair value of their shares in cash as determined by the Delaware Court of Chancery, but only if they comply fully with all of the applicable requirements of the DGCL, which are summarized in this proxy statement. Any appraisal amount determined by the court could be more than, the same as, or less than the value of the merger consideration. Any stockholder intending to exercise appraisal rights must, among other things, submit a written demand for appraisal to the Company before the vote on the adoption of the merger agreement and must not vote or otherwise submit a proxy in favor of adoption of the merger agreement. Failure to follow exactly the procedures specified under the DGCL will result in the loss of appraisal rights. Because of the complexity of the DGCL relating to appraisal rights, if you are considering exercising your appraisal rights, we encourage you to seek the advice of your own legal counsel. The discussion of appraisal rights contained in this proxy statement is not a full summary of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL that is attached to this proxy statement as Annex C.
Litigation Related to the Merger (page 59)
On November 6, 2018, a purported XO Group stockholder commenced a putative class action lawsuit, captioned Levy v. Steib et al., No. 614999/2018 (N.Y. Sup. Ct. Nov. 6, 2018), in the Supreme Court of the State of New York. The complaint names XO Group and the members of XO Group’s board of directors as defendants. The complaint alleges, among other things, that the directors of the company breached fiduciary duties owed to the company’s public stockholders in approving the proposed merger, including by allegedly omitting material information from this proxy statement. Plaintiff seeks, among other things, an order requiring the disclosure of additional information in XO Group’s proxy materials, damages, and an award of attorneys’ fees. The company believes the allegations in the complaint are without merit. However, at this time it is not possible to predict the outcome of this matter or its effects on XO Group or the proposed merger. An adverse judgment for monetary damages could have an adverse effect on the operations and liquidity of the company. A preliminary injunction could delay or jeopardize the completion of the proposed merger, and an adverse judgment granting permanent injunctive relief could indefinitely enjoin completion of the proposed merger.
Delisting and Deregistration of Company Common Stock (page 60)
If the merger is completed, the Company common stock will be delisted from the New York Stock Exchange (referred to in this proxy statement as the “NYSE”) and deregistered under the U.S. Securities Exchange Act of 1934, as amended (referred to in this proxy statement as the “Exchange Act”).
Acquisition Proposals; No Solicitation (page 69)
Pursuant to the merger agreement, until 11:59 p.m. (New York time) on November 8, 2018 (which we refer to in this proxy statement as the “no-shop period start date”), XO Group, its subsidiaries, and their respective representatives, were permitted to:
•
initiate, solicit and encourage any inquiries with respect to or the making of any proposal or offer that constitutes or would reasonably be expected to lead to an “acquisition proposal,” as described in the section of this proxy statement entitled “The Merger Agreement — Acquisition Proposals; No Solicitation”;

•
engage in and otherwise participate in any discussions or negotiations regarding an acquisition proposal or that would reasonably be expected to lead to an acquisition proposal;

•
cooperate with, assist, participate in or facilitate any such inquiries, proposals, offers, discussions or negotiations or any effort or attempt to make any acquisition proposal, including by granting a waiver, amendment or release under any pre-existing confidentiality, “standstill” or similar provision; and

•
provide non-public information to any person relating to the Company or any of its subsidiaries with respect to an acquisition proposal pursuant to an acceptable confidentiality agreement (subject to the requirement that the Company promptly (and in any event within 48 hours) make available to Parent and Merger Sub any material non-public information concerning the Company or its subsidiaries that is provided to any such person or group of persons which was not previously made available to Parent or Merger Sub).

From the no-shop period start date, except as permitted by the merger agreement, XO Group must not, and XO Group must use its reasonable best efforts to cause its representatives, its subsidiaries and each of their respective representatives to not, directly or indirectly:
•
initiate, solicit or knowingly encourage or knowingly facilitate any inquiries, expressions of interest, proposals or offers that constitute or would reasonably be expected to lead to an acquisition proposal;

•
engage in or otherwise participate in any discussions or negotiations regarding an acquisition proposal or that would reasonably be expected to lead to an acquisition proposal (other than, in response to an unsolicited inquiry, to ascertain facts from the person making such acquisition proposal for the sole purpose of informing itself about such acquisition proposal and the person that made it and to refer the inquiring person to the non-solicitation provisions of the merger agreement);

•
provide (including through access to any data room) any non-public information to any person relating to the Company or any of its subsidiaries with respect to an acquisition proposal or that the Company reasonably expects would be used for the purposes of formulating an acquisition proposal;

•
enter into any “alternative acquisition agreement,” as described in the section of this proxy statement entitled “The Merger Agreement — Acquisition Proposals; No Solicitation”;

•
submit any acquisition proposal or any matter related thereto to the vote of the stockholders of the Company; or

•
resolve or agree to do any of the foregoing.

However, at any time following the no-shop period start date and prior to the time the company stockholder approval is obtained, if  (i) the Company receives a bona fide written acquisition proposal from a third party, (ii) such acquisition proposal was not solicited, initiated, encouraged, facilitated or otherwise obtained in breach, in any material respect, of the non-solicitation provisions of the merger agreement and (iii) the board determines in good faith after consultation with the Company’s financial advisor and outside legal counsel that such acquisition proposal constitutes or could reasonably be expected to lead to a “superior proposal,” as described in the section of this proxy statement entitled “The Merger Agreement —  Acquisition Proposals; No Solicitation — Receipt of Acquisition Proposals,” then the Company and its representatives may (1) provide information to such person or group of persons (including their respective representatives and prospective equity and debt financing sources) if the Company receives from such person or group of persons (or has received from such person or group of persons) an acceptable confidentiality agreement and (2) engage or participate in any discussions or negotiations with such person or group of persons and its representatives, in each case, subject to the requirement that the Company must:
•
promptly (and in any event within 48 hours) make available to Parent and Merger Sub any material non-public information concerning the Company or its subsidiaries that is provided to any such person or group of persons which was not previously made available to Parent or Merger Sub; and

•
give Parent written notice of such determination promptly (and in any event within 48 hours) after the board makes such determination.

Change in Board Recommendation (page 72)
The XO Group board of directors has unanimously recommended that XO Group stockholders vote “FOR” the proposal to adopt the merger agreement. The merger agreement permits the XO Group board of directors to effect a “change of recommendation” (as described in the section of this proxy statement entitled “The Merger Agreement — Acquisition Proposals; No Solicitation — Change in Board Recommendation”) in certain circumstances, as described below.
The board may effect a change of recommendation and/or, in response to a superior proposal, terminate the merger agreement in order to enter into an alternative acquisition agreement providing for such superior proposal, (1) if the board determines that an intervening event (as described in the section of this proxy statement entitled “The Merger Agreement — Acquisition Proposals; No Solicitation”) has occurred and that the failure to effect a change of recommendation in response to such intervening event would be inconsistent with its fiduciary duties under applicable law, or (2) if the Company has received a bona fide written acquisition proposal from a third party that was not solicited, initiated, encouraged, facilitated or otherwise obtained in breach, in any material respect, of the provisions of the merger agreement and that the board determines in good faith, after consultation with the Company’s outside legal counsel and financial advisors, constitutes a superior proposal (after giving effect to all of the adjustments to the terms and conditions of the merger agreement that have been proposed to the Company by Parent in writing during the notice period (as defined below) to which Parent has irrevocably committed), in each case, subject to the requirement that:
•
the Company has provided prior written notice to Parent, at least three business days in advance (which we refer to in this proxy statement as the “notice period”), that it intends to effect a change of recommendation and/or terminate the merger agreement to enter into an alternative acquisition proposal, which notice must specify the basis for the change of recommendation and/or termination and, in the case of a superior proposal, the identity of the person or group of persons making such superior proposal and the material terms thereof and a copy of any proposed alternative acquisition agreement and any related financing commitments (which may be redacted for provisions related to fees and other economic “flex” terms that are customarily redacted in connection with transactions of such type); and
•
the Company’s representatives must have been available to negotiate with Parent and Merger Sub in good faith (to the extent Parent and Merger Sub desire to negotiate) during the notice period to make such adjustments to the terms and conditions of the merger agreement as would obviate the need for the Company to effect a change of recommendation and/or terminate the merger agreement to enter into an alternative acquisition proposal.

See the section of this proxy statement entitled “The Merger Agreement — Acquisition Proposals; No Solicitation — Change in Board Recommendation.”
Termination (page 80)
The merger agreement may be terminated and the merger may be abandoned in the following circumstances:
•
at any time prior to the effective time by the mutual written consent of XO Group and Parent;

•
at any time prior to the effective time by either XO Group or Parent:

•
if the merger has not been consummated on or before June 24, 2019 (referred to in this proxy statement as the “termination date”), subject to the right of either Parent or the Company to extend the termination date for a period of 90 days if, as of the termination date, any of the closing conditions relating to clearance under the HSR Act, or a legal restraint relating to U.S. antitrust law are not satisfied or waived by the Company and Parent; provided that (1) the foregoing termination right will not be available to a party if the failure of the merger to have been consummated on or before the termination date was caused by a material breach by such party of any representation, warranty, covenant or other agreement of such party set forth in the merger agreement and (2) the party seeking to exercise the foregoing termination right must have complied with certain of its obligations described in sections of this proxy statement entitled “The Merger Agreement — Efforts to Complete the Merger”, “The Merger Agreement — Financing and Financing Cooperation”, and “The Merger Agreement — Conduct of Parent and Merger Sub Pending the Merger”; or

•
if the XO Group stockholders’ meeting has been held and completed and the company stockholder approval has not been obtained at the XO Group stockholders’ meeting (or any adjournment or postponement thereof) at which a vote on the adoption of the merger agreement is taken; or

•
if an order by a court or other governmental entity of competent jurisdiction permanently restraining, enjoining or otherwise prohibiting the completion of the merger has become final and nonappealable; provided that the right to terminate the merger agreement pursuant to the termination provision referred to in this bullet point will not be available to a party if the enactment, issuance, promulgation, enforcement or entry of such order, or the order becoming final and nonappealable, was caused by a material breach by such party of any representation, warranty, covenant or other agreement of such party set forth in the merger agreement; provided that the party seeking to terminate the merger agreement pursuant to the foregoing termination right must have used the efforts required in the section of this proxy statement entitled “The Merger Agreement — Efforts to Complete the Merger” to remove such order;

•
by XO Group:

•
at any time prior to the time the company stockholder approval is obtained, in order to enter into an alternative acquisition agreement providing for a superior proposal in accordance with the merger agreement, subject to the requirement that the Company (1) comply in all material respects with certain of the obligations of the Company relating to solicitation of third party proposals, preparing and filing a proxy statement, and convening the XO Group stockholders’ meeting, (2) prior to or concurrently with such termination, pay to Parent by wire transfer in immediately available funds the company termination fee, and (3) substantially concurrently with such termination, duly execute and deliver a definitive alternative acquisition agreement with respect to such superior proposal to the counterparty thereto;
•
at any time prior to the effective time, if there has been a breach of any representation, warranty, covenant or agreement of Parent or Merger Sub in the merger agreement, which breach (1) would give rise to the failure of a condition to the obligation of XO Group to complete the merger related to Parent’s or Merger Sub’s representations, warranties, covenants and agreements in the merger agreement and (2) is either not capable of being cured by Parent or Merger Sub prior to the termination date, or if capable of being cured, has not been cured before the earlier of 30 business days following receipt of written notice from the Company of such breach or the termination date; provided that the Company does not have the foregoing termination right to the extent the Company is at such time in material breach of any of its representations, warranties, covenants or other agreements set forth in the merger agreement; or

•
if all of the conditions to the obligation of Parent and Merger Sub to complete the merger have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the closing), Parent and Merger Sub fail to consummate the merger within three business days of the first date on which Parent and Merger Sub are required to consummate the closing pursuant to the merger agreement, and the Company has provided irrevocable written notice to Parent at least one business day prior to the date of such termination confirming that it stands ready, willing and able to consummate the merger and the other transactions contemplated by the merger agreement;

•
by Parent:

•
at any time prior to the time the company stockholder approval is obtained if the Company has effected a change of recommendation; or

•
at any time prior to the effective time, if there has been a breach of any representation, warranty, covenant or agreement of XO Group in the merger agreement, which breach (1) would give rise to the failure of a condition to certain of the obligations of Parent and Merger Sub to complete the merger related to XO Group’s representations, warranties, covenants and agreements in the merger agreement and (2) is either not capable of being cured by the Company by the termination date or, if capable of being cured, has not been cured before the earlier of  (i) 30 business days following receipt of written notice from Parent of such breach, or (ii) the termination date; provided that Parent does not have the foregoing termination right to the extent Parent or Merger Sub is at such time in material breach of any of its representations, warranties, covenants or other agreements set forth in the merger agreement.

Company Termination Fee (page 81)
XO Group will pay Parent the company termination fee in an amount equal to $24.3 million in the following circumstances:
•
if all three of the following conditions are satisfied:

•
the merger agreement is terminated by (i) either XO Group or Parent because the company stockholder approval has not been obtained or (ii) Parent as a result of a breach by XO Group of any representation, warranty, covenant or agreement in the merger agreement, which breach (x) gives rise to the failure of a condition to the obligations of Parent and

Merger Sub to complete the merger related to XO Group’s representations, warranties, covenants and agreements in the merger agreement and (y) is either not capable of being cured before the termination date or is not cured before the earlier of 30 business days following receipt of written notice from Parent of such breach or the termination date, and
•
any person has publicly made a bona fide acquisition proposal after the date of the merger agreement and prior to the XO Group stockholders’ meeting and such acquisition proposal has not been withdrawn at least four business days prior to (i) the XO Group stockholders’ meeting or any adjournment or postponement thereof or (ii) if there has been no XO Group stockholders’ meeting, the termination of the merger agreement, and

•
within 12 months after the termination, (i) XO Group enters into an agreement with respect to an acquisition proposal and such acquisition proposal is ultimately consummated or (ii) XO Group consummates an acquisition proposal

(provided that, for purposes of the provision referred to in this bullet point, the references to “20%” and “80%” in the definition of  “acquisition proposal” are deemed to be references to “50%”);
•
if the merger agreement is terminated by XO Group at any time prior to the time the company stockholder approval is obtained, in order to enter into an alternative acquisition agreement providing for a superior proposal, except that the company termination fee will be $8.1 million if the merger agreement is terminated in order for XO Group to enter into an alternative acquisition agreement providing for a superior proposal made by an excluded party; or

•
if the merger agreement is terminated by Parent because the XO Group board has made a change of recommendation.

Parent Termination Fee and Reverse Termination Fee (page 82)
Parent will pay XO Group a termination fee in an amount equal to $30 million (referred to in this proxy statement as the “parent termination fee”) if:
•
(1) the merger agreement is terminated because the merger is not consummated on or before the termination date (as may be extended) and, at the time of the termination, approval under the HSR Act has not been obtained or there is an injunction or legal prohibition against the merger under the Sherman Act, the Clayton Act, the HSR Act or the Federal Trade Commission Act or (2) the merger agreement is terminated because an injunction or legal prohibition against the merger under the Sherman Act, the Clayton Act, the HSR Act or the Federal Trade Commission Act becomes final and non-appealable; and

•
all of the other conditions to the obligation of Parent and Merger Sub to complete the merger have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the closing).

Alternatively, XO Group is entitled to a termination fee of  $50 million from Parent (referred to in this proxy statement as the “reverse termination fee”) if the merger agreement is terminated because:
•
there has been a breach of any representation, warranty, covenant or agreement of Parent or Merger Sub, which breach (1) would give rise to the failure of a closing condition to the Company’s obligation to consummate the closing (other than breaches relating to Parent’s representation regarding its ownership interests in certain entities or certain of the obligations of Parent and Merger Sub as described in the sections of this proxy statement entitled “The Merger Agreement — Efforts to Complete the Merger” and “The Merger Agreement — Conduct of Parent and Merger Sub Pending the Merger”) and (2) is not capable of being cured by Parent or Merger Sub prior to the termination date or, if capable of being cured, has not been cured before the earlier of 30 business days following receipt of written notice from the Company of such breach or the termination date; provided, that the Company is not then in material breach of any of its representations, warranties, covenants or other agreements set forth in the merger agreement; or

•
all of the conditions to the obligation of Parent and Merger Sub to complete the merger have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the closing), Parent and Merger Sub have failed to consummate the merger within three business days of the first date on which Parent and Merger Sub are required to consummate the closing pursuant to the merger agreement, and the Company has provided irrevocable written notice to Parent at least one business day prior to the date of such termination confirming that it stands ready, willing and able to consummate the merger and the other transactions contemplated by the merger agreement.
Market Price of the Company Common Stock (page 87)
The Company common stock is listed on the NYSE under the symbol “XOXO.” The closing sale price of our common stock on September 24, 2018, the last trading day prior to the announcement of the merger agreement, was $27.64 per share. On November 12, 2018, the most recent practicable date before the filing of this proxy statement, the closing price for our common stock was $34.35 per share. You are encouraged to obtain current market quotations for our common stock in connection with voting your shares of common stock.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
The following questions and answers address briefly some questions you may have regarding the special meeting and the proposals to be voted on at the special meeting. These questions and answers may not address all of the questions that may be important to you as a stockholder of the Company. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement, which you should read carefully and in their entirety. You may obtain the documents incorporated by reference into this proxy statement without charge by following the instructions under the section of this proxy statement entitled “Where You Can Find Additional Information.”
Q:
Why am I receiving this proxy statement?

A:
On September 24, 2018, the Company entered into a merger agreement providing for the acquisition of the Company by Parent in a merger for a price of  $35.00 per share in cash, without interest and subject to any required tax withholding. You are receiving this proxy statement in connection with the solicitation of proxies by the XO Group board of directors in favor of the proposal to adopt the merger agreement and to approve the other related proposals to be voted on at the special meeting.

Q:
As a stockholder of XO Group, what will I receive in the merger?

A:
If the merger is completed you will receive $35.00 in cash, without interest and subject to any required tax withholding, for each outstanding share of common stock that you own immediately prior to the effective time, unless you have properly exercised your appraisal rights in accordance with Section 262 of the DGCL with respect to such shares.

Q:
When and where is the special meeting?

A:
The special meeting will be held at the offices of Wachtell Lipton at 51 West 52nd Street, New York, New York 10019, on December 18, 2018, at 11:00 a.m. local time.

Q:
Who is entitled to vote at the special meeting?

A:
Only holders of record of XO Group common stock as of the close of business on November 12, 2018, the record date for the special meeting, are entitled to receive these proxy materials and to vote their shares at the special meeting. Each share of XO Group common stock issued and outstanding as of the record date will be entitled to one vote on each matter submitted to a vote at the special meeting.

Q:
What matters will be voted on at the special meeting?

A:
At the special meeting, you will be asked to consider and vote on the following proposals:

•
to adopt the merger agreement;

•
to approve, on an advisory (non-binding) basis, certain compensation that may be paid or become payable to the named executive officers of the Company in connection with the merger; and

•
to approve the adjournment of the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to adopt the merger agreement or in the absence of a quorum.

Q:
How do I attend the special meeting?

A:
If you plan to attend the special meeting in person, you must provide proof of ownership of XO Group common stock as of the record date, such as an account statement indicating ownership on that date, and a form of personal identification for admission to the meeting. If you hold your shares in “street name,” and you also wish to be able to vote at the meeting, you must obtain a legal proxy, executed in your favor, from your bank or broker.

Q:
How many shares are needed to constitute a quorum?

A:
A quorum will be present if holders of at least 50% of the capital stock issued and outstanding and entitled to vote at the special meeting are present in person or represented by proxy at the special meeting. If a quorum is not present at the special meeting, the special meeting may be adjourned or postponed from time to time until a quorum is obtained.

As of the close of business on November 12, 2018, the record date for the special meeting, there were 25,923,056 shares of common stock outstanding.
If you submit a proxy but fail to provide voting instructions or abstain on any of the proposals listed on the proxy card, your shares will be counted for the purpose of determining whether a quorum is present at the special meeting.
If your shares are held in “street name” by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, your broker, bank or other nominee will not vote on your behalf with respect to any of the proposals, and your shares will not be counted for purposes of determining whether a quorum is present for the transaction of business at the special meeting.
Q:
What vote of XO Group stockholders is required to adopt the merger agreement?

A:
Adoption of the merger agreement requires the affirmative vote of a majority of the shares of common stock outstanding at the close of business on the record date for the special meeting.

An abstention with respect to the proposal to adopt the merger agreement, or a failure to return your proxy card and or otherwise vote your shares of common stock (including a failure to instruct your broker, bank or other nominee to vote shares held on your behalf), will have the same effect as a vote “AGAINST” this proposal.
Q:
What vote of XO Group stockholders is required to approve the other proposals to be voted upon at the special meeting?

A:
Each of  (1) the advisory (non-binding) proposal to approve certain compensation that may be paid or become payable to the named executive officers of the Company in connection with the merger and (2) the proposal to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies or in the absence of a quorum, requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the special meeting and entitled to vote thereon.

An abstention with respect to either proposal will have the same effect as a vote “AGAINST” these proposals. A failure to return your proxy card or otherwise vote your shares of common stock (including a failure of your broker, bank or other nominee to vote shares held on your behalf), will have no effect on these proposals, assuming a quorum is present.
Q:
How does the XO Group board of directors recommend that I vote?

A:
The XO Group board of directors unanimously recommends that XO Group stockholders vote:

•
“FOR” the proposal to adopt the merger agreement;

•
“FOR” the advisory (non-binding) proposal to approve certain compensation that may be paid or become payable to the named executive officers of the Company in connection with the merger; and

•
“FOR” the proposal regarding adjournment of the special meeting.

For a discussion of the factors that the XO Group board of directors considered in determining to recommend in favor of the adoption of the merger agreement, see the section of this proxy statement entitled “The Merger — Reasons for the Merger; Recommendation of the XO Group Board of Directors.” In addition, in considering the recommendation of the XO Group board of directors with respect to the merger agreement, you should be aware that some of our directors and executive officers have interests that may be different from, or in addition to, the interests of XO Group stockholders generally. For a discussion of these interests, see the section of this proxy statement entitled “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger.”
Q:
How do XO Group’s directors and officers intend to vote?

A:
The Company’s directors and executive officers have informed us that they intend to vote their shares of Company common stock in favor of the proposal to adopt the merger agreement and the other proposals to be considered at the special meeting, although they have no obligation to do so. As of the record date, our directors and executive officers owned and were entitled to vote, in the aggregate, approximately 835,431 shares of Company common stock, or approximately 3.22% of the outstanding shares of Company common stock entitled to vote at the special meeting.

Q:
Am I entitled to rights of appraisal under the DGCL?

A:
If the merger is completed, stockholders who do not vote in favor of the adoption of the merger agreement and who properly demand appraisal of their shares will be entitled to appraisal rights in connection with the merger under Section 262 of the DGCL. This means that holders of shares of our common stock are entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares of common stock, exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with interest on the amount determined to be fair value, if any, as determined by the court. Stockholders who wish to seek appraisal of their shares are in any case encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights due to the complexity of the appraisal process. The DGCL requirements for exercising appraisal rights are described in additional detail in this proxy statement, and the relevant section of the DGCL regarding appraisal rights is reproduced in Annex C to this proxy statement. See the section of this proxy statement entitled “Appraisal Rights.”

Q:
When is the merger expected to be completed?

A:
As of the date of this proxy statement, we expect to complete the merger in the first half of 2019. However, completion of the merger is subject to the satisfaction or waiver of the conditions to the completion of the merger, including the expiration of the required regulatory waiting period under the HSR Act and the approval of XO Group’s shareholders, which are described in this proxy statement, and we cannot be certain when or if the conditions to the merger will be satisfied or, to the extent permitted, waived.

Q:
What happens if the merger is not completed?

A:
If the merger agreement is not adopted by the Company’s stockholders, or if the merger is not completed for any other reason, the Company’s stockholders will not receive any payment for their shares of common stock in connection with the merger. Instead, the Company will remain a public company, and shares of our common stock will continue to be registered under the Exchange Act, as well as listed and traded on the NYSE. In the event that either XO Group or Parent terminates the merger agreement, then, in certain specified circumstances, XO Group may be required to pay Parent a termination fee of either $24.3 million or $8.1 million, or Parent may be required to pay XO Group a termination fee of either $50 million or $30 million. See the sections of this proxy statement entitled “The Merger Agreement — Company Termination Fee” and “The Merger Agreement — Parent Termination Fee and Reverse Termination Fee.”

Q:
Why am I being asked to consider and cast a vote on the advisory (non-binding) proposal on certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the merger? What will happen if stockholders do not approve this proposal?

A:
The inclusion of this proposal is required by the rules of the Securities and Exchange Commission (referred to in this proxy statement as the “SEC”); however, the approval of this proposal is not a condition to the completion of the merger and the vote on this proposal is an advisory vote by stockholders and will not be binding on the Company or Parent. If the merger agreement is adopted by the Company’s stockholders and the merger is completed, the merger-related compensation will be paid to the Company’s named executive officers in accordance with the terms of their compensation agreements and arrangements even if stockholders fail to approve this proposal.
Q:
How does the merger consideration compare to the market price of the Company common stock?

A:
The merger consideration of  $35.00 per share represents a 44% premium to XO Group’s 12-month average closing price and a 27% premium to XO Group’s closing price as of Monday, September 24, 2018, the last trading day prior to the announcement of the merger agreement.

Q:
What do I need to do now? How do I vote my shares of common stock?

A:
We urge you to, and you should, read this entire proxy statement carefully, including its annexes and the documents incorporated by reference in this proxy statement, and to consider how the merger affects you. Your vote is important, regardless of the number of shares of common stock you own.

Voting in Person
Stockholders of record will be able to vote in person at the special meeting. If you are not a stockholder of record but instead hold your shares of common stock in “street name” through a broker, bank or other nominee, you must provide a legal proxy executed in your favor from your broker, bank or other nominee in order to be able to vote in person at the special meeting.
It is not necessary to attend the special meeting in order to vote your shares. To ensure that your shares of common stock are voted at the special meeting, we recommend that you provide voting instructions promptly by proxy, even if you plan to attend the special meeting in person.
Attending the special meeting in person does not itself constitute a vote on any proposal.
Shares of Common Stock Held by Record Holder
You can ensure that your shares are voted at the special meeting by submitting your proxy via:
•
mail, by completing, signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope;

•
telephone, by using the toll-free number 1-800-454-8683; or

•
the Internet, at www.proxyvote.com.

The telephone and Internet voting facilities for stockholders of record will close at 11:59 p.m. on December 17, 2018.
If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” (1) the proposal to adopt the merger agreement, (2) the advisory (non-binding) proposal to approve certain compensation that may be paid or become payable to the named executive officers of the Company in connection with the merger and (3) the proposal to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to adopt the merger agreement or in the absence of a quorum.
We encourage you to vote by proxy even if you plan on attending the special meeting.
A failure to vote or an abstention will have the same effect as a vote “AGAINST” the adoption of the merger agreement.
Shares of Common Stock Held in “Street Name”
If you hold your shares in “street name” through a broker, bank or other nominee, you should follow the directions provided by your broker, bank or other nominee regarding how to instruct your broker, bank or other nominee to vote your shares. Without those instructions, your shares will not be voted, which will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement.

If your shares were purchased through the ESPP or if you hold any vested restricted shares under any of XO Group’s equity incentive plans (collectively, the “Plan Shares”), you must provide instructions on how you wish to vote your Plan Shares no later than 11:59 p.m. on December 13, 2018. Without those instructions, your Plan Shares will not be voted, which will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement.
Q:
Can I revoke my proxy?

A:
Yes. You can revoke your proxy before the vote is taken at the special meeting. If you are a stockholder of record, you may revoke your proxy by notifying the Company in writing, in care of the Secretary, at XO Group Inc., 195 Broadway, 25th Floor, New York, NY 10007, or by submitting a new proxy with a later date, by using the telephone or Internet proxy submission procedures described above at any time up to 11:59 p.m. on December 17, 2018, or by completing, signing, dating and returning a new proxy card by mail to the Company. In addition, you may revoke your proxy by attending the special meeting and voting in person; however, simply attending the special meeting will not cause your proxy to be revoked. Please note that if you want to revoke your proxy by mailing a new proxy card to the Company or by sending a written notice of revocation to the Company, you should ensure that you send your new proxy card or written notice of revocation in sufficient time for it to be received by the Company before the special meeting.

If you hold your shares in “street name” and you have instructed a broker, bank or other nominee to vote your shares, you should instead follow the instructions received from your broker, bank or other nominee to revoke your prior voting instructions. If you hold your shares in “street name,” you may also revoke a prior proxy by voting in person at the special meeting if you obtain a legal proxy executed in your favor from your broker, bank or other nominee in order to be able to vote in person at the special meeting. If you hold Plan Shares, you may revoke your prior voting instructions in respect of such shares by providing instructions to revoke such prior instructions no later than 11:59 p.m. on December 13, 2018.
Q:
What happens if I do not vote or if I abstain from voting on the proposals?

A:
The requisite number of shares to approve the proposal to adopt the merger agreement is based on the total number of shares of Company common stock outstanding on the record date, not just the shares that are voted. If you do not vote, or abstain from voting, on the proposal to adopt the merger agreement, or if you hold your shares in “street name” and fail to give voting instructions to your broker, bank or other nominee, it will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement.

The requisite number of shares to approve the other two proposals is based on the total number of shares of common stock present in person or represented by proxy at the special meeting and entitled to vote thereon. If you abstain from voting on (1) the advisory (non-binding) proposal to approve certain compensation that may be paid or become payable to the named executive officers of the Company in connection with the merger and (2) the proposal regarding adjournment of the special meeting, it will have the same effect as a vote “AGAINST” these proposals. If you do not return your proxy card or otherwise fail to vote your shares of common stock (including a failure of your broker, bank or other nominee to vote shares held on your behalf), it will have no effect on these proposals, assuming a quorum is present.
Q:
Will my shares of common stock held in “street name” or held in another form of record ownership be combined for voting purposes with shares I hold of record?

A:
No. Because any shares of common stock you may hold in “street name” will be deemed to be held by a different stockholder (that is, your broker, bank, or other nominee) than any shares of common stock you hold of record, any shares of common stock held in “street name” will not be combined for voting purposes with shares of common stock held of record. Similarly, if you own shares of common stock in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and will need to sign and return, a separate proxy card for those shares of common stock because they are held in a different form of record ownership. Shares of common stock held by a corporation or business entity must be voted by an authorized officer of the entity. Please indicate title or authority when completing and signing the proxy card.
Q:
What does it mean if I get more than one proxy card or voting instruction card?

A:
If your shares of common stock are registered differently or are held in more than one account, you will receive more than one proxy card or voting instruction card. Please complete and return all of the proxy cards and voting instruction cards you receive (or submit each of your proxies by telephone or the Internet) to ensure that all of your shares of common stock are voted.

Q:
What happens if I sell my shares of common stock before completion of the merger?

A:
In order to receive the merger consideration, you must hold your shares of common stock through completion of the merger. Consequently, if you transfer your shares of common stock before completion of the merger, you will have transferred your right to receive the merger consideration.

The record date for stockholders entitled to vote at the special meeting is earlier than the completion of the merger. If you transfer your shares of common stock after the record date but before the closing of the merger, you will have the right to vote at the special meeting but not the right to receive the merger consideration.
Q:
If the merger is completed, how do I obtain the merger consideration for my shares of common stock?

A:
Following the completion of the merger, your shares of common stock will automatically be converted into the right to receive your portion of the merger consideration, without interest and subject to any required tax withholding. After the merger is completed, if your shares of common stock are evidenced by stock certificates, you will receive a letter of transmittal and related materials from the paying agent for the merger with detailed written instructions for exchanging your shares of common stock evidenced by stock certificates for the merger consideration (without interest and subject to any required tax withholding). If your shares of common stock are held in “street name” by your broker, bank or other nominee, you may receive instructions from your broker, bank or other nominee as to what action, if any, you need to take to effect the surrender of your “street name” shares in exchange for the merger consideration (without interest and subject to any required tax withholding).

Q:
Should I send in my stock certificates or other evidence of ownership now?

A:
No. You should not return your stock certificates or send in other documents evidencing ownership of common stock with the proxy card. If the merger is completed, if your shares of common stock are evidenced by stock certificates, the paying agent for the merger will send you a letter of transmittal and related materials and instructions for exchanging your shares of common stock for the merger consideration (without interest and subject to any required tax withholding).

Q:
What is householding and how does it affect me?

A:
The SEC permits companies to send a single set of proxy materials to any household at which two or more stockholders reside, unless contrary instructions have been received, but only if the company provides advance notice and follows certain procedures. In such cases, each stockholder continues to receive a separate notice of the meeting and proxy card. Certain brokerage firms may have instituted householding for beneficial owners of common stock held through brokerage firms. If your family has multiple accounts holding common stock, you may have already received a householding notification from your broker. Please contact your broker directly if you have any questions or require additional copies of this proxy statement. The broker will arrange for delivery of a separate copy of this proxy statement promptly upon your written or oral request. You may decide at any time to revoke your decision to household, and thereby receive multiple copies.

Q:
Where can I find more information about XO Group?

A:
You can find more information about us from various sources described in the section of this proxy statement entitled “Where You Can Find Additional Information.”

Q:
Who will solicit and pay the costs of soliciting proxies?

A:
The XO Group board of directors is soliciting your proxy, and we will bear the cost of soliciting proxies. This includes the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of our outstanding common stock. XO Group has retained MacKenzie Partners, Inc. (which we refer to as “MacKenzie Partners”), a proxy solicitation firm, to assist the board in the solicitation of proxies for the special meeting, and we expect to pay MacKenzie Partners approximately $40,000, plus reimbursement of out-of-pocket expenses. Proxies may be solicited by mail, personal interview, email, telephone, or via the Internet by MacKenzie Partners or, without additional compensation, by certain of XO Group’s directors, officers and employees.

Q:
Who can help answer my other questions?

A:
If you have more questions about the merger or any of the other matters set forth in this proxy statement, or require assistance in submitting your proxy or voting your shares or need additional copies of this document or the enclosed proxy card, please contact MacKenzie Partners, which is acting as the proxy solicitation agent and information agent for XO Group in connection with the special meeting.

MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, New York 10018
(212) 929-5500 (Call Collect)

or
Call Toll-Free (800) 322-2885
Email: proxy@mackenziepartners.com

or

XO Group Inc.
Attn: Secretary
195 Broadway, 25th Floor
New York, New York 10007
(212) 219-8555

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
This proxy statement, the documents incorporated by reference in this proxy statement and the documents we subsequently file with the SEC and incorporate by reference in this proxy statement may contain projections or other forward-looking statements regarding future events or our future financial performance or estimates regarding third parties. These statements are only estimates or predictions and reflect our current beliefs and expectations. Actual events or results may differ materially from those contained in the estimates, projections or forward-looking statements. It is routine for internal projections and expectations to change as the quarter progresses, and therefore it should be clearly understood that the internal projections and beliefs upon which we base our expectations may change prior to the end of the quarter. Although these expectations may change, we will not necessarily inform you if they do. Our policy is to provide expectations not more than once per quarter, and not to update that information until the next quarter. Some of the factors that could cause actual results to differ materially from the forward-looking statements contained herein include, without limitation:
•
our operating results may fluctuate, are difficult to predict and could fall below expectations;

•
our ability to accurately measure and monetize the level of offline store level traffic attributable to an online digital campaign conducted on our sites;

•
our business depends on strong brands, and failing to maintain and enhance our brands would hurt our business;

•
our ongoing investment in new businesses and new products, services, and technologies is inherently risky, and could disrupt our ongoing business and/or fail to generate the results we are expecting;

•
if we are unable to continue to develop solutions that generate revenue from advertising and other services delivered to mobile devices, our business could be harmed;

•
our businesses could be negatively affected by changes in Internet search engine and app store search algorithms and email marketing policies;

•
we face intense competition in our markets. If we do not continue to innovate and provide products and services that are useful to users, we may not remain competitive, and our revenue and results of operations could be adversely affected;

•
our transactions business is dependent on third-party participants, whose lack of performance could adversely affect our results of operations;

•
fraudulent or unlawful activities on our marketplace could harm our business and consumer confidence in our marketplace;

•
we may be subject to legal liability associated with providing online services or content;

•
we may be unable to continue to use the domain names that we use in our business, or prevent third parties from acquiring and using domain names that infringe on, are similar to, or otherwise decrease the value of our brand or our trademarks or service marks;

•
risks related to the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement;

•
the failure to obtain the company stockholder approval of the proposed transaction or required regulatory approvals or the failure to satisfy any of the other conditions to the completion of the proposed transaction;

•
the effect of the announcement of the proposed transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, vendors, advertisers, distributors, partners and others with whom it does business, or on its operating results and businesses generally;

•
risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction;

•
the ability to meet expectations regarding the timing and completion of the proposed transaction;

•
the potential impact of the consummation of the proposed transaction on the Company’s relationships, including with employees, customers, suppliers, vendors, advertisers, distributors, partners and competitors; and

•
other factors detailed in documents we file from time to time with the SEC (including other risks and uncertainties described in the Company’s reports and filings with the SEC; see the section of this proxy statement entitled “Where You Can Find Additional Information”).

You are cautioned not to unduly rely on these forward-looking statements, which speak only as of the date they are made. Unless required by law, the Company expressly disclaims any obligation or undertaking to publicly update or revise any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change in circumstances, conditions or events on which any such statement is based after the date such forward-looking statements are made or to report the occurrence of unanticipated events.

THE COMPANIES
XO Group Inc.
XO Group (NYSE: XOXO) is a Delaware corporation. XO Group helps people navigate and truly enjoy life’s biggest moments together. Our multi-platform brands guide couples through transformative life stages — from getting married with The Knot, to having a baby with The Bump, and helping bring important celebrations to life with entertainment vendors from GigMasters.
XO Group’s principal executive offices are located at 195 Broadway, 25th Floor, New York, NY 10007, and its telephone number is (212) 219-8555.
A detailed description of the Company’s business is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on March 2, 2018, as amended by the Company’s Annual Report on Form 10-K/A, filed with the SEC on August 2, 2018, which is incorporated by reference into this proxy statement. See the section of this proxy statement entitled “Where You Can Find Additional Information.”
WeddingWire, Inc.
WeddingWire, Inc. is a Delaware corporation and leading global online marketplace, connecting consumers with local wedding professionals and a suite of comprehensive tools that make wedding planning easier. Founded in 2007 and headquartered in Chevy Chase, Maryland and Barcelona, Spain, the WeddingWire portfolio serves couples and wedding professionals across 15 countries in North America, Latin America, Europe and Asia with brands such as Bodas.net, Matrimonio.com, WeddingWire.in, WeddingWire.co.uk and more.
Parent’s principal executive offices are located at 2 Wisconsin Circle, 3rd Floor, Chevy Chase, MD 20815, and its telephone number is (301) 231-9473.
Wedelia Merger Sub, Corp.
Merger Sub is a Delaware corporation and a wholly owned subsidiary of Parent that will function as the merger subsidiary in the merger. Merger Sub was formed solely for the purpose of acquiring us and it has not carried on any activities on or prior to the date of this proxy statement except for activities incidental to its formation and activities in connection with Parent’s acquisition of XO Group. Upon completion of the merger, Merger Sub will merge with and into XO Group and will cease to exist.
Merger Sub’s principal executive offices are located at 2 Wisconsin Circle, 3rd Floor, Chevy Chase, MD 20815, and its telephone number is (301) 231-9473.

THE SPECIAL MEETING
We are furnishing this proxy statement to the Company’s stockholders as part of the solicitation of proxies by the XO Group board of directors for use at the special meeting or any adjournment or postponement thereof. This proxy statement provides the Company’s stockholders with the information they need to know to be able to vote or instruct their vote to be cast at the special meeting or any adjournment or postponement thereof.
Date, Time and Place of the Special Meeting
This proxy statement is being furnished to our stockholders as part of the solicitation of proxies by the XO Group board of directors for use at the special meeting to be held at the offices of Wachtell Lipton at 51 West 52nd Street, New York, New York 10019, on December 18, 2018, at 11:00 a.m. local time, or at any adjournment or postponement thereof.
For information regarding attending the special meeting, see “The Special Meeting — Voting; Proxies; Revocation — Attendance.”
Purposes of the Special Meeting
At the special meeting, XO Group stockholders will be asked to consider and vote on the following proposals:
•
to adopt the merger agreement, dated as of September 24, 2018, by and among the Company, Parent and Merger Sub (as it may be amended from time to time);

•
to approve, on an advisory (non-binding) basis, certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the merger, the value of which is disclosed in the table in the section of this proxy statement entitled “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger”; and

•
to approve the adjournment of the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to adopt the merger agreement or in the absence of a quorum.

Our stockholders must adopt the merger agreement for the merger to occur. If our stockholders fail to adopt the merger agreement, the merger will not occur. A copy of the merger agreement is attached to this proxy statement as Annex A, and certain provisions of the merger agreement are described in the section of this proxy statement entitled “The Merger Agreement.”
The vote on the named executive officer merger-related compensation proposal is a vote separate and apart from the vote on the proposal to adopt the merger agreement. Accordingly, you may vote to adopt the merger agreement and vote not to approve the named executive officer merger-related compensation proposal and vice versa. Because the vote on the named executive officer merger-related compensation proposal is advisory only, it will not be binding on either XO Group or Parent. Accordingly, if the merger agreement is adopted and the merger is completed, the compensation will be payable, subject only to the conditions applicable thereto under the applicable compensation agreements and arrangements, regardless of the outcome of the non-binding, advisory vote of XO Group’s stockholders.
We do not expect that any matters other than the proposals set forth above will be brought before the special meeting. If, however, such a matter is properly presented at the special meeting or any adjournment or postponement thereof, the persons appointed as proxies will have discretionary authority to vote the shares represented by duly executed proxies.
This proxy statement and the enclosed form of proxy are first being mailed to our stockholders on or about November 13, 2018.
Record Date, Notice and Quorum
The holders of record of XO Group common stock as of the close of business on November 12, 2018, the record date for the special meeting, are entitled to receive notice of and to vote at the special meeting. At the close of business on the record date, 25,923,056 shares of common stock were outstanding and entitled to vote at the special meeting.

The presence at the special meeting, in person or represented by proxy, of the holders of at least 50% of the capital stock issued and outstanding and entitled to vote at the special meeting will constitute a quorum for purposes of the special meeting. Once a share is represented at the special meeting, it will be counted for purposes of determining whether a quorum is present at the special meeting. However, if a new record date is set for an adjourned special meeting, a new quorum will have to be established. Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the special meeting.
Required Vote
Each share of common stock outstanding at the close of business on the record date is entitled to one vote on each of the proposals to be considered at the special meeting.
For the Company to complete the merger, XO Group stockholders holding a majority of the shares of common stock outstanding at the close of business on the record date must vote “FOR” the proposal to adopt the merger agreement. An abstention with respect to the proposal to adopt the merger agreement, or a failure to return your proxy card and or otherwise vote your shares of common stock (including a failure to instruct your broker, bank or other nominee to vote shares held on your behalf), will have the same effect as a vote “AGAINST” this proposal.
Approval of each of  (1) the advisory (non-binding) proposal on certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the merger and (2) the adjournment proposal requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the special meeting and entitled to vote thereon, but is not a condition to the completion of the merger. An abstention with respect to either proposal will have the same effect as a vote “AGAINST” these proposals. A failure to return your proxy card or otherwise vote your shares of common stock (including a failure to instruct your broker, bank or other nominee to vote shares held on your behalf), will have no effect on these proposals, assuming a quorum is present.
Stock Ownership and Interests of Certain Persons
Voting by the Company’s Directors and Executive Officers
At the close of business on the record date, directors and executive officers of the Company were entitled to vote approximately 835,431 shares of common stock, or approximately 3.22% of the shares of common stock issued and outstanding on that date and entitled to vote at the special meeting. The Company’s directors and executive officers have informed us that they intend to vote their shares in favor of the proposal to adopt the merger agreement and the other proposals to be considered at the special meeting, although they have no obligation to do so.
Voting; Proxies; Revocation
Attendance
All holders of shares of common stock as of the close of business on November 12, 2018, the record date, including stockholders of record and beneficial owners of common stock registered in the “street name” of a broker, bank or other nominee, are invited to attend the special meeting.
To attend the special meeting in person, you must provide proof of ownership of XO Group common stock as of the record date, such as an account statement indicating ownership on that date, and a form of personal identification for admission to the meeting. If you hold your shares in “street name,” and you also wish to be able to vote at the meeting, you must obtain a legal proxy, executed in your favor, from your bank, broker or other nominee.
Voting in Person
Stockholders of record will be able to vote in person at the special meeting. If you are not a stockholder of record, but instead hold your shares of common stock in “street name” through a broker, bank or other nominee, you must provide a legal proxy executed in your favor from your broker, bank or other nominee in order to be able to vote in person at the special meeting. Attending the special meeting in person does not itself constitute a vote on any proposal.

Providing Voting Instructions by Proxy
To ensure that your shares of common stock are voted at the special meeting, we recommend that you provide voting instructions promptly by proxy, even if you plan to attend the special meeting in person.
Shares of Common Stock Held by Record Holder
If you are a stockholder of record, you may provide voting instructions by proxy using one of the methods described below.
Submit a Proxy by Telephone or via the Internet.   This proxy statement is accompanied by a proxy card with instructions for submitting voting instructions. You may vote by telephone by calling the toll-free number or via the Internet by accessing the Internet address specified on the enclosed proxy card. Your shares of common stock will be voted as you direct in the same manner as if you had completed, signed, dated and returned your proxy card, as described below.
Submit a Proxy Card.   If you complete, sign, date and return the enclosed proxy card by mail so that it is received in time for the special meeting, your shares of common stock will be voted in the manner directed by you on your proxy card.
If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted in favor of each of the proposal to adopt the merger agreement, the advisory (non-binding) proposal to approve certain compensation that may be paid or become payable to the named executive officers of the Company in connection with the merger, and the proposal to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to adopt the merger agreement or in the absence of a quorum. If you fail to return your proxy card or vote by telephone or via the Internet, and you are a holder of record on the record date, unless you attend the special meeting and vote in person, your shares of common stock will not be considered present at the special meeting for purposes of determining whether a quorum is present at the special meeting, which will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement and, assuming a quorum is present, will have no effect on the advisory (non-binding) proposal to approve certain compensation that may be paid or become payable to the named executive officers of the Company in connection with the merger, or the vote regarding the adjournment of the special meeting, if necessary or appropriate, including to solicit additional proxies or in the absence of a quorum.
Shares of Common Stock Held in “Street Name”
If your shares of common stock are held by a broker, bank or other nominee on your behalf in “street name,” your broker, bank or other nominee will send you instructions as to how to provide voting instructions for your shares. Many brokerage firms and banks have a process for their customers to provide voting instructions by telephone or via the Internet, in addition to providing voting instructions by a voting instruction form.
In accordance with applicable stock exchange rules, brokers, banks and other nominees that hold shares of common stock in “street name” for their customers do not have discretionary authority to vote the shares with respect to (1) the proposal to adopt the merger agreement, (2) the advisory (non-binding) proposal to approve certain compensation that may be paid or become payable to the named executive officers of the Company in connection with the merger, or (3) the adjournment of the special meeting, if necessary or appropriate, including to solicit additional proxies or in the absence of a quorum. Accordingly, if brokers, banks or other nominees do not receive specific voting instructions from the beneficial owner of such shares, they cannot vote such shares with respect to these proposals. Therefore, unless you attend the special meeting in person with a properly executed legal proxy from your broker, bank or other nominee, your failure to provide instructions to your broker, bank or other nominee will result in your shares of XO Group common stock not being present at the meeting and not being voted on any of the proposals. As a result, a failure to vote your shares of common stock (including a failure to instruct your broker, bank or other nominee to vote shares held on your behalf) will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement, but it will have no effect on the other proposals, assuming a quorum is present.

Revocation of Proxies
Any person giving a proxy pursuant to this solicitation has the power to revoke and change it before it is voted. If you are a stockholder of record, you may revoke your proxy before the vote is taken at the special meeting by:
•
submitting a new proxy with a later date, by using the telephone or Internet proxy submission procedures described above at any time up to 11:59 p.m. on December 17, 2018, or by completing, signing, dating and returning a new proxy card by mail to the Company;

•
attending the special meeting and voting in person; or

•
delivering a written notice of revocation by mail to the Company, in care of the Secretary, at XO Group Inc., 195 Broadway, 25th Floor, New York, NY 10007.

Please note, however, that only your last-dated proxy will count. Attending the special meeting without taking one of the actions described above will not in itself revoke your proxy. Please note that if you want to revoke your proxy by mailing a new proxy card to the Company or by sending a written notice of revocation to the Company, you should ensure that you send your new proxy card or written notice of revocation in sufficient time for it to be received by the Company before the special meeting.
If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee in order to revoke your proxy or submit new voting instructions. If you hold your shares in “street name,” you may also revoke a prior proxy by voting in person at the special meeting if you obtain a legal proxy executed in your favor from your broker, bank or other nominee in order to be able to vote in person at the special meeting. If you hold Plan Shares, you may revoke your prior voting instructions in respect of such shares by providing instructions to revoke such prior instructions no later than 11:59 p.m. on December 13, 2018.
Abstentions
An abstention occurs when a stockholder attends the special meeting, either in person or represented by proxy, but abstains from voting. Abstentions will be included in the calculation of the number of shares of common stock present or represented at the special meeting for purposes of determining whether a quorum has been achieved.
Abstaining from voting will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement, a vote “AGAINST” the advisory (non-binding) proposal on certain compensation that may be paid or become payable to the named executive officers of the Company in connection with the merger and a vote “AGAINST” the proposal regarding the adjournment of the special meeting.
Solicitation of Proxies
The board is soliciting your proxy, and we will bear the cost of soliciting proxies. This includes the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of our outstanding common stock. The Company has retained MacKenzie Partners, Inc. (which we refer to as “MacKenzie Partners”), a proxy solicitation firm, to assist the board in the solicitation of proxies for the special meeting, and we expect to pay MacKenzie Partners approximately $40,000, plus reimbursement of out-of-pocket expenses. Proxies may be solicited by mail, personal interview, email, telephone, or via the Internet by MacKenzie Partners or, without additional compensation, by certain of XO Group’s directors, officers and employees.
Adjournments and Postponements
Although it is not currently expected, the special meeting may be adjourned or postponed if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to adopt the merger agreement or in the absence of a quorum.
Holders of a majority of shares present in person or represented by proxy at the special meeting, whether or not constituting a quorum, and entitled to vote may adjourn the special meeting. Any adjournment may be made without notice other than an announcement at the special meeting of the time, date and place of the adjourned meeting; provided that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. In addition, at any time prior to convening the special meeting, the chairman of the XO Group board of directors may adjourn the special meeting, without notice other than an announcement at the special meeting of the time, date and place of the adjourned meeting. Adjournments and postponements are also subject to certain restrictions in the merger agreement, which permits XO Group to postpone or adjourn the special meeting only with Parent’s consent (which may not be unreasonably withheld, conditioned or delayed), to allow time for the filing and dissemination of any supplemental or amended disclosure document that the board has determined in good faith is required to be filed and disseminated under applicable law, if there are insufficient shares represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the special meeting, if the Company has not received proxies representing a sufficient number of shares of common stock to adopt the merger agreement, if required by applicable law, or if, in the good faith judgment of the XO Group board of directors (after consultation with outside legal counsel), the failure to do so would be a violation of its fiduciary obligations under applicable law.
Other Information
You should not return your stock certificates or send in other documents evidencing ownership of common stock with the proxy card. If the merger is completed, if your shares of common stock are evidenced by stock certificates, the paying agent for the merger will send you a letter of transmittal and related materials and instructions for exchanging your shares of common stock evidenced by stock certificates for the merger consideration (without interest and subject to any required tax withholding).

THE MERGER
The description of the merger in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the merger agreement, a copy of which is attached as Annex A and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the merger that is important to you. You are encouraged to read the merger agreement carefully and in its entirety.
Certain Effects of the Merger
Pursuant to the terms of the merger agreement, if the merger agreement is adopted by the Company’s stockholders and the other conditions to the closing of the merger are satisfied or waived, Merger Sub will be merged with and into the Company, with the Company surviving the merger as an wholly owned subsidiary of Parent.
Upon the terms and subject to the conditions of the merger agreement, at the effective time, each share of common stock issued and outstanding immediately before the effective time (other than shares owned by the Company, Parent, Merger Sub or any wholly owned subsidiary of the Company or Parent, and shares that are owned by stockholders who have properly demanded and not withdrawn a demand for, or lost their right to, appraisal rights pursuant to Section 262 of the DGCL) will be converted into the right to receive the merger consideration of  $35.00 per share in cash, without interest and subject to any required tax withholding.
The Company common stock is currently registered under the Exchange Act and is listed on the NYSE under the symbol “XOXO.” As a result of the merger, the Company will cease to be a publicly traded company and will be wholly owned by Parent. Following the completion of the merger, the Company common stock will be delisted from the NYSE and deregistered under the Exchange Act, following which the Company will no longer be required to file periodic reports with the SEC with respect to its common stock in accordance with applicable law, rules and regulations.
Background of the Merger
As part of the Company’s ongoing consideration and evaluation of its long-term prospects and strategies, the board and senior management regularly review and assess the Company’s business strategies, objectives and key initiatives, including strategic opportunities and risks to the Company’s plans, all with the goal of enhancing value for the Company’s stockholders. These reviews have included consideration of, and periodic discussions with advisors and third parties regarding, a range of matters, including potential strategic alternatives, business combinations, the sale of the Company and other strategic transactions, as well as remaining an independent stand-alone company. In addition to board-level discussions of such matters, the board’s independent chair, Michael Zeisser (former Chairman, U.S. Investments, for Alibaba Group, one of the largest internet companies in the world), who previously served as the board’s lead independent director, was regularly involved in and consulted on the consideration of such matters along with other independent directors and the board as a whole. Throughout, the board and management held regular sessions discussing the Company’s strategy, investments, business, prospects and outlook, including financial forecasts and projections and business performance.
From time to time, representatives of the Company and representatives of WeddingWire have held discussions regarding a possible business combination between the Company and WeddingWire. Between June 2016 and July 2017, representatives of the Company and WeddingWire held preliminary discussions regarding a potential acquisition of WeddingWire by the Company, with the board receiving periodic updates on the status of such discussions and related matters with the assistance of the Company’s financial advisor, Allen & Company, and legal advice from its regular outside counsel (to whom we refer to in this section of the proxy statement as “outside counsel”). These discussions did not result in the parties reaching agreement on a mutually acceptable valuation of WeddingWire in a transaction involving the Company acquiring WeddingWire and, on July 25, 2017, the board resolved to undertake no further action with respect to a transaction with WeddingWire at the time. At such time, Permira did not own any portion of WeddingWire.

On July 30, 2017, the Company received a written proposal from WeddingWire, together with certain of its investors, including Spectrum Equity (whose representative has been a member of the WeddingWire board of directors since 2012), and other financing sources (collectively, referred to in this proxy statement as the “Pre-Permira WeddingWire Group”), to acquire the Company for $20.75 per share of the Company’s common stock. The proposal contemplated a combination of debt and equity financing and was subject to the satisfactory completion of due diligence. Following discussions between the parties and their respective advisors or other representatives, it was determined that the Company should enter into discussions with, and provide due diligence under the parties’ existing non-disclosure agreement to, the Pre-Permira WeddingWire Group. Representatives of the Company subsequently entered into such discussions and provided representatives of the Pre-Permira WeddingWire Group with limited diligence materials. On August 13, 2017, the Company received a revised proposal from WeddingWire for the Pre-Permira WeddingWire Group to acquire the Company for $22.00 per share. The revised proposal emphasized that the $22.00 per share price represented the “maximum value” that the Pre-Permira WeddingWire Group was willing to offer and would be conditioned upon the completion of satisfactory due diligence. On August 25, 2017, WeddingWire sent the Company another letter restating the Pre-Permira WeddingWire Group’s $22.00 per share proposal. In accordance with the Company’s directives, a representative of Allen & Company subsequently contacted a representative of the Pre-Permira WeddingWire Group to follow up regarding various aspects of the Pre-Permira WeddingWire Group’s proposal, including the contemplated financing structure, due diligence process, and timeline for negotiating definitive agreements. On August 31, 2017, the Company received a letter from WeddingWire on behalf of the Pre-Permira WeddingWire Group addressing these matters. A special meeting of the board was convened for September 6, 2017 to discuss the Pre-Permira WeddingWire Group’s proposal. At the meeting, the board reviewed with management, Allen & Company and outside counsel the proposal made by the Pre-Permira WeddingWire Group, discussions and communications then to date among the parties and their respective representatives, the Company’s business outlook, and potential alternatives and responses. Following discussion, the board determined not to respond to the Pre-Permira WeddingWire Group’s proposal at the time, and instead to continue its deliberations at a subsequent meeting following a review of management’s current business outlook and consideration of whether the board should conduct a broader sale process.
On September 12, 2017, the board convened a special meeting to continue its discussion of the Pre-Permira WeddingWire Group’s proposal and alternatives. Management presented its current business outlook for the Company, reviewing the performance of each of the Company’s business segments, together with the opportunities and challenges facing the Company in the next 12 to 18 months and perspectives on the broader industry landscape, including, among other things, potential new product enhancements and investment opportunities for the Company, prospects to drive vendor and sales growth, competitive threats faced by the Company in the industry and declining revenue levels in the Company’s national online and publishing businesses in light of broader industry headwinds. Management recommended that the Company pursue a broader sale process at the time in order to determine if there were one or more potential interested buyers interested in acquiring the Company at a purchase price that the board would find attractive for the Company and its stockholders. During this meeting, the board’s fiduciary duties and the various applicable standards of review, including in the event of any later affirmative decision to sell the Company, were reviewed and discussed with outside counsel. The board discussed with Allen & Company the general timing and steps involved in a sale process and potential bidders and counterparties, should the board decide to proceed with a sale process for the Company. Following discussion, the board determined to pursue a sale process that would be non-public in order to avoid market rumors and potential disruption to the Company and authorized Allen & Company to contact potential counterparties to determine their potential interest in acquiring the Company.
Commencing on or about September 18, 2017 and continuing through October 2017, in accordance with the board’s directives, representatives of Allen & Company contacted potential counterparties beyond the Pre-Permira WeddingWire Group that could be interested in acquiring the Company. The parties contacted consisted of approximately 25 potentially interested parties, including 24 strategic participants and a private equity firm, with a demonstrated interest in the internet sector and perceived ability to execute a transaction involving the Company. During this time, nine of the contacted counterparties (which we refer to in this proxy statement as the “NDA Counterparties”) entered into non-disclosure agreements with the Company and expressed interest in receiving management presentations. These non-disclosure agreements included standstill provisions (none of which standstill provisions remain in effect). Each of the NDA Counterparties and the Pre-Permira WeddingWire Group was provided with due diligence materials and participated in management meetings hosted by or on behalf of the Company. Members of management, with the assistance of representatives of Allen & Company, also had follow-up calls and email exchanges with certain NDA Counterparties that requested additional business and financial due diligence. Following these meetings and discussions, all of the NDA Counterparties expressed that they were unwilling to submit an indication of interest to acquire the Company. Two of the strategic NDA Counterparties, both owners of significant digital media businesses, indicated that, while they perceived the Company as a potential “strategic fit,” they were unwilling to pursue a transaction with the Company in light of, among other reasons, the Company’s then current market valuation and the anticipated pricing for a transaction (referred to in this proxy statement as “Party A” and “Party B,” respectively).
On October 24, 2017, the board held a regular meeting at which, among other things, the status of the sale process was discussed and business outlook, performance and strategy were reviewed. The board’s fiduciary duties were discussed by outside counsel and Allen & Company provided an overview of the Company’s sale process, including the parties that had been contacted and the feedback received to date, noting that none of the parties that had been contacted at such time had indicated interest in submitting a proposal to acquire the Company.
On November 30, 2017, the Company received a revised proposal from the Pre-Permira WeddingWire Group to acquire the Company for $23.00 per share. The revised proposal stated that confirmatory due diligence was required by the Pre-Permira WeddingWire Group and that such due diligence could be completed in parallel with the negotiation of definitive transaction documents over the course of the subsequent four to six weeks. The proposal also provided greater detail than the Pre-Permira WeddingWire Group’s previous proposals regarding other aspects of the proposed transaction, including the contemplated financing. During the subsequent week, in accordance with the Company’s directives, a representative of Allen & Company discussed the proposal with a representative of the Pre-Permira WeddingWire Group. The Pre-Permira WeddingWire Group representative indicated that the Pre-Permira WeddingWire Group would not be willing to consider any counterproposal in excess of  $24 per share. Thereafter, members of the board and management participated in calls and other discussions regarding the Pre-Permira WeddingWire Group’s updated proposal and the proposed transaction and, on December 20, 2017, the board held a special meeting to consider the updated proposal from the Pre-Permira WeddingWire Group and determine a response in light of management’s outlook for the business. Management presented its strategic plan for 2018 and discussed the strategic objectives management was committed to achieving in 2018 as well as the Company’s going-forward outlook and business prospects and recommended against accepting the Pre-Permira WeddingWire Group’s proposal. The board discussed the strategic plan and management’s recommendation. The board then reviewed the increased purchase price proposed by the Pre-Permira WeddingWire Group. Following discussion, the board rejected the Pre-Permira WeddingWire Group’s $23.00 per share proposal and directed the Allen & Company representative to notify the Pre-Permira WeddingWire Group that the board was unwilling to consider a potential transaction on the basis of a valuation in the range of the Pre-Permira WeddingWire Group’s proposal. In connection with this decision, the board also determined to pursue management’s outlined strategic plan and approved the Company’s budget.
On December 22, 2017, in accordance with the board’s directives, a representative of Allen & Company communicated the board’s rejection of the Pre-Permira WeddingWire Group’s proposal to a representative of the Pre-Permira WeddingWire Group. The Pre-Permira WeddingWire Group representative stated that the Pre-Permira WeddingWire Group was unprepared to further revise its proposal at the time, but was open to continuing discussions regarding a potential transaction in the subsequent year.
In the first several weeks of January 2018, representatives of the Pre-Permira WeddingWire Group discussed with a representative of Allen & Company the possibility of the parties exploring a strategic transaction other than an acquisition of the Company. These discussions focused in particular on the possibility of a business combination transaction involving the acquisition of WeddingWire by the Company for cash and stock consideration, and associated recapitalization of the entities, with the Company remaining publicly traded. Members of management and the board were provided updates as to these conversations, and from late January 2018 through March 2018, Mr. Zeisser, members of management and representatives of the Pre-Permira WeddingWire Group from time to time participated in discussions regarding the possibility of a combination.
On March 15, 2018, representatives of the Pre-Permira WeddingWire Group provided representatives of Allen & Company with a written presentation describing a possible combination of WeddingWire and the Company preceded by various changes to the capital structures of each company such that the newly formed entity would have a pro forma equity value of approximately $791 million, of which approximately 42% would be attributable to the equity value of WeddingWire and approximately 58% would be attributable to the equity value of the Company. Allen & Company subsequently provided management and Mr. Zeisser with an overview of the Pre-Permira WeddingWire Group’s presentation, including the relative valuations of the parties implied by the Pre-Permira WeddingWire Group’s presentation, the contemplated pre-closing capital structure changes to be effected in connection with the combination, and the financing required to complete the proposed transaction.
Between March 15, 2018 and April 24, 2018, members of management and Mr. Zeisser, with the assistance of Allen & Company, reviewed potential alternative combination transaction structures between WeddingWire and the Company based on a range of illustrative valuations and pre-closing capital structure adjustments. At the board’s regular meeting, held on April 24, 2018, the board discussed with management and Allen & Company the possibility of a combination of WeddingWire and the Company involving a combination of cash and stock consideration based on varying illustrative valuations of the Company and WeddingWire. The board did not make a determination as to whether to pursue a specific potential transaction structure at the time, but directed Mr. Zeisser to notify the Pre-Permira WeddingWire Group that the Company was prepared to consider a potential acquisition transaction with WeddingWire for equity consideration.
On May 3, 2018, Zola, a wedding company in the U.S. and competitor of the Company, announced it had received $100 million in Series D financing from existing and new investors.
On May 15, 2018, Mr. Zeisser met with a representative of the Pre-Permira WeddingWire Group and discussed the parameters and conditions on the basis of which the Company would be prepared to consider an all equity transaction with WeddingWire.
On May 22, 2018, Permira announced a transaction with WeddingWire in which certain funds advised by Permira would become the new, majority shareholder of WeddingWire through a $350 million investment, with Spectrum Equity continuing as a minority investor in WeddingWire alongside certain members of WeddingWire management. This transaction closed in June 2018.
During the last week of June 2018 and first week of July 2018, representatives of Permira and Spectrum Equity indicated to representatives of the Company that they, together with WeddingWire, were planning to make an offer to acquire the Company. On July 10, 2018, the Company received a written proposal from Permira, Spectrum Equity, and WeddingWire (collectively, referred to in this proxy statement as the “Permira Group”) to acquire the Company through a merger for $33.25 per share. As set forth in the proposal, the proposed purchase price represented a premium of approximately 0.1% relative to the then-current trading price of the Company’s common stock of  $33.21 per share, a premium of approximately 53% relative to the Company’s 52-week average stock price at such time, a premium of approximately 51% relative to the trading price of the Company’s common stock on May 1, 2018 prior to the announcement of Zola’s Series D financing and a premium of approximately 8% relative to the trading price of the Company’s common stock on May 22, 2018 prior to the announcement of Permira’s investment in WeddingWire. The proposal noted that Permira, the new majority stockholder of WeddingWire, viewed a combination as carrying significant strategic logic, particularly in an increasingly competitive environment. The proposal contemplated that a Permira holding company that held the majority stake in WeddingWire, or an affiliate of such holding company, would acquire the Company, financed by a combination of debt and equity financing. The proposal also stated that confirmatory due diligence would be required and that such due diligence could be completed in parallel with the negotiation of definitive transaction documents over the course of the subsequent four to six weeks. The proposal also indicated that retaining the Company’s senior management team and employees was critical in the Permira Group’s view and that in order to achieve successful integration, active participation from Company management would be needed.

A special meeting of the board was convened on July 16, 2018 to discuss the Permira Group’s proposal. Members of management and Allen & Company provided the board with an update on the Permira Group’s proposal, after which a discussion ensued. A representative of outside counsel reviewed the board’s fiduciary duties and the various applicable standards of review, including in the event of any later affirmative decision to sell the Company. The board discussed with management and the Company’s advisors the purchase price proposed by the Permira Group in light of the current and historical trading prices of the Company’s common stock and other factors, including the Company’s business outlook and financial performance. The board also discussed current industry conditions and the competitive landscape. The board then discussed the strategic alternatives and sale process that previously had been conducted, which had not resulted in any proposals for the Company. At the board’s request, Allen & Company also outlined for the board possible transaction timelines and key milestones if the board chose to proceed with a transaction. Following discussion, the board determined to continue, at the next regularly scheduled board meeting to be held on July 24, 2018, the board’s discussion and consideration of the response, if any, that would be provided to the Permira Group regarding its proposal, which was not at a premium to the Company’s then current trading price. The board also requested that Allen & Company provide certain financial information regarding the Company and the proposed transaction for the board meeting scheduled for July 24, 2018 to assist the board. At the direction of the board, management also confirmed that it had not engaged, and understood that it was not to engage, with a potential acquiror such as the Permira Group as to future employment opportunities given the potential acquisition of the Company, and that the chair of the board (and the board) would be consulted should any such matters arise, with any negotiations of such matters to occur only at the appropriate time and with the board to approve any arrangements.
On July 18, 2018, on behalf of the Company, a representative of Allen & Company informally inquired of a representative of Party A whether Party A would potentially be interested in pursuing a transaction with the Company. The Party A representative indicated that Party A would not be interested in pursuing a transaction with the Company given the Company’s then current trading price in the low $30s per share.
The board held a regular meeting on July 24, 2018. Management reviewed its current outlook for the business, including forecasts for the business. Outside counsel reviewed the board’s fiduciary duties and other considerations in connection with the Permira Group’s proposal, including possible transaction structures and issues that typically become the subject of negotiation in the context of a public company deal. Allen & Company provided a situation overview, including the successive proposals made by WeddingWire and its affiliates (both the Pre-Permira WeddingWire Group and then, later, the Permira Group) over the course of the prior year, the Company’s sale process conducted in late 2017 and the Allen & Company representative’s recent informal conversation with a representative of Party A in which Party A indicated that it was not interested in pursuing a transaction with the Company given the Company’s then current market valuation. Allen & Company also discussed with the board, among other things, the terms set forth in the Permira Group’s current proposal, the Company’s historical stock price performance and certain financial information regarding the Company and the proposed transaction as well as the landscape of potential counterparties. Allen & Company indicated that a representative of Permira Group had conveyed, the day prior to the board meeting, that the Permira Group recognized that the proposed purchase price in its proposal had fallen below the trading price of the Company’s common stock and that entry into a “negative premium deal” was not expected. The board discussed the board’s view of entering into a sale transaction at this time and possible strategies for increasing the Permira Group’s proposed purchase price. Following discussion, the board decided to make a counterproposal to the Permira Group of  $38.00 per share to encourage the Permira Group to further increase its proposed purchase price, with the understanding that the board had not concluded that $38.00 per share was in fact the board’s view of the value of the Company, and directed Allen & Company to convey its response to the Permira Group.
The next day, in accordance with the board’s directives, a representative of Allen & Company communicated the Company’s counterproposal to a representative of the Permira Group. The Permira Group representative indicated that it was extremely unlikely that the Permira Group would be able to increase its proposed purchase price to $38.00 per share, but that he would discuss this further with other counterparts at the Permira Group and revert with a response.
In the subsequent days, on behalf of the Company, a representative of Allen & Company informally inquired of a representative of Party B whether Party B would potentially be interested in pursuing a transaction with the Company. The Party B representative indicated that Party B was not interested in pursuing a transaction with the Company given the Company’s then current trading price in the low $30s per share.
On July 31, 2018, a Permira Group representative indicated that the Permira Group would be prepared to increase its proposed purchase price to $34.95 per share and indicated its view that this was a full and fair offer.
On August 2, 2018, the board convened a special meeting to discuss the Permira Group’s revised proposal to acquire the Company. Allen & Company noted its recent informal conversation with the Party B representative in which Party B indicated that it was not interested in pursuing a transaction with the Company given its then current market valuation. The board then discussed the Permira Group’s rejection of the Company’s counterproposal. The board again discussed potential strategies to encourage the Permira Group to further increase its proposed purchase price and the potential risks of doing so, including that the Permira Group could decide to terminate discussions. Following discussion, the board instructed Allen & Company to request that the Permira Group provide a further revised proposal with an increased purchase price.
In accordance with the board’s directives, Allen & Company subsequently communicated the board’s determination to a representative of the Permira Group. The Permira Group representative expressed disappointment in the board’s response, stating that the Permira Group believed that it had provided a strong proposal for the business and had not planned on increasing its proposed purchase price further, but that, as a last stretch, the Permira Group was willing to offer $35.00 per share as its “best and final” offer. The representative of the Permira Group emphasized that the Permira Group would disengage from its efforts to acquire the Company and pursue other opportunities if its $35.00 per share offer price were not accepted.
On August 3, 2018, the board convened a special meeting to discuss the Permira Group’s updated offer. The representative of Allen & Company informed the board that the Permira Group had indicated that it was willing to offer $35.00 per share as its “best and final” offer. The board continued to discuss with management and the Company’s advisors the proposed merger consideration, potential next steps, and potential terms of a definitive agreement, including deal protections and potential “fiduciary out” provisions enabling the Company to accept a superior proposal if such a proposal were to emerge. The board also discussed certain other considerations, including the outreach that previously had been conducted to potential acquirors, the lack of interest from other potential bidders that had been contacted in making a proposal to acquire the Company, the potential risk of losing the Permira Group’s offer and the potential risks of market rumors on the Company. The board also discussed the on-going business performance and opportunities for the Company and potential next steps. Consistent with the board’s prior instructions, the board directed management to continue to avoid engaging with any potential counterparty, including the Permira Group, regarding future employment at this time. Following discussion, the board concluded that taking steps to secure the $35.00 per share cash price to acquire the Company would be in the best interests of the Company and its stockholders and authorized proceeding with providing confirmatory due diligence to the Permira Group, with the understanding that the board would review a final transaction once material terms and documentation had been finalized.
On August 4, 2018, the Company received a written proposal from the Permira Group confirming its offer to acquire the Company for $35.00 in cash per share. In its written proposal, the Permira Group reiterated various items from its previous proposal, including as to financing, conditionality, due diligence, and approvals. The Permira Group also reiterated in such proposal that retaining the Company’s senior management team and employees was, in the Permira Group’s view, critical, with management’s participation necessary for a successful integration.
After the Company and the Permira Group entered into an updated confidentiality agreement, representatives of the Permira Group participated in extensive full-day, in-person management and business and legal diligence meetings beginning on Wednesday, August 15, 2018 at the offices of Wachtell Lipton, the firm that had been retained by the Company to serve as legal transaction advisor in connection with the proposed transaction with the Permira Group. Intensive due diligence continued into the end of August 2018 and through September 2018, with representatives of the Permira Group at one point indicating that the Permira Group had considered reducing its proposed purchase price following due diligence but had determined not to do so. The Company also provided representatives of the Permira Group with access to an electronic virtual data room and authorized the Permira Group to have discussions with specified potential financing sources regarding the proposed transaction. The Company’s management apprised Mr. Zeisser as to the transaction status and related matters during this period and received his input on matters as needed. Members of the board’s independent compensation committee also convened to discuss employee and retention matters in light of a potential transaction.
On August 20, 2018, a representative of Permira met the Company’s chief executive officer, Michael Steib, for dinner and discussed matters concerning the potential transaction. During dinner, this representative informally queried Mr. Steib whether, for purposes of ensuring the successful integration and value of the two companies, he would be open to considering remaining as a possible co-CEO at the combined company. Mr. Steib asked a few exploratory questions generally about the nature of the potential co-CEO role and Permira’s typical operational relationship with management teams, but declined to engage in any negotiation of any such arrangement and subsequently reported the discussion to Mr. Zeisser, including the query regarding openness to a possible co-CEO role, consistent with the board’s prior instructions, and with the full board to be updated at its next meeting.
On August 28, 2018, representatives of Wachtell Lipton distributed a draft merger agreement to representatives of Fried, Frank, Harris, Shriver & Jacobson LLP (referred to in this proxy statement as “Fried Frank”), the Permira Group’s legal advisor.
On August 30, 2018, Mr. Steib and the CEO of WeddingWire, Timothy Chi, met to discuss the Permira Group’s due diligence requests and integration matters. As part of the integration discussion, Mr. Chi and Mr. Steib had a limited, exploratory discussion regarding the possibility of a co-CEO arrangement post-transaction, including the feasibility of such an arrangement, without negotiating the specifics of any such arrangements. Mr. Steib subsequently reported the discussion to Mr. Zeisser.
On September 5, 2018, representatives of Fried Frank delivered to Wachtell Lipton a revised draft of the merger agreement. Prior to the delivery of the revised merger agreement by Fried Frank, representatives of the Permira Group had conveyed to representatives of the Company and Allen & Company the Permira Group’s views on particular deal process items, indicating, among other things, that the Permira Group viewed four specified Company executives as critical to the integration of the two companies and would require retention arrangements with such executives for a period of time post-closing, including waivers of certain “good reason” provisions in these executives’ existing Company compensatory arrangements. Representatives of Fried Frank also conveyed to representatives of Wachtell Lipton that the Permira Group was seeking such waivers and documented retention arrangements.
On September 7, 2018, the board convened a special meeting to continue its evaluation of the proposed transaction with the Permira Group and discuss next steps. A representative of Wachtell Lipton proceeded to review the board’s fiduciary duties under Delaware law with particular attention to the duties of directors in the context of a potential sale of the Company, and the ability of the board to, as negotiated under the transaction agreement documentation to date, seek, consider and receive superior offers on a post-signing versus pre-signing basis, including Parent having agreed to “go-shop” provisions and “fiduciary outs.” The Wachtell Lipton representative then described the exchange of draft transaction documents, and provided a summary of the terms reflected in the current draft of the transaction documents and discussion ensued regarding allocation of various risks and customary matters included in the transaction agreement. Following this discussion, Allen & Company reviewed the history of proposals made by WeddingWire and certain of its affiliates to acquire the Company over the course of the prior year and certain preliminary financial analyses with respect to the merger consideration. Allen & Company also discussed the sale process that was conducted in the fall of 2017 and again noted the subsequent informal conversations between a representative of Allen & Company and representatives of Party A and Party B over the course of July 2018. The board affirmed its determination to continue to proceed with the Permira Group and not to contact additional counterparties again at this time, taking into account the prior sale process, the feedback received from potential counterparties, the recent indications of lack of interest from Party A and Party B, the potential to jeopardize the existing Permira Group offer that had been negotiated up to $35.00 per share if the Company again contacted potential counterparties at this time, and the risks to the proposed transaction and the Company of market rumors. After discussion, all members of management left the meeting and the independent directors continued the meeting in executive session. The Wachtell Lipton representative and the independent directors discussed the Permira Group’s request to retain certain key executives to ensure the success of post-closing integration efforts, including the Permira Group’s stated interest in having Mr. Steib continue in a co-CEO role at the combined company. The independent directors determined that Mr. Zeisser should continue to be apprised of such matters and that Mr. Steib (and other executives) would be instructed to continue to avoid negotiating any retention arrangements at that time out of an abundance of caution, even though the merger consideration had been negotiated, and that the board would provide final approval of any such arrangements. The Wachtell Lipton representative noted that Wachtell Lipton had received from Fried Frank draft “retention term sheets” with respect to four of the Company’s executives. These draft retention term sheets contemplated limited waivers of the executive’s “good reason” triggers under certain Company compensatory arrangements so that the executives would not be able to resign for good reason immediately following closing on account of the impact the proposed transaction could have on their respective duties, responsibilities and authorities, which resignation event would trigger certain severance payments and benefits (including vesting of Company equity awards). The Wachtell Lipton representatives reported that representatives of the Permira Group had expressed to representatives of the Company and its advisors concern that the departure of these executives immediately following closing could jeopardize post-closing integration efforts and that addressing this concern was important from the perspective of the Permira Group in agreeing to acquire the Company. The Wachtell Lipton representative further stated that the draft retention term sheets had not been shared with members of management. The directors discussed the draft retention term sheets, methods for ensuring retention of employees generally through closing after the transaction was announced and other matters, and it was determined that any retention term sheets would be presented to Company executives at a later point in the process, including if the Permira Group continued to emphasize the importance of entering into such retention term sheets in connection with entering into a definitive merger agreement. The board’s compensation committee also updated the board on the committee’s deliberations concerning retention and employee matters in the context of a transaction.
On September 12, 2018, representatives of Wachtell Lipton sent an updated draft of the merger agreement to Fried Frank. Fried Frank returned a revised draft of the merger agreement on September 13, 2018, and Wachtell Lipton sent further revised drafts to Fried Frank on September 16, 2018. During this period, drafts of other transaction documents were also exchanged, including debt and equity financing papers. Representatives of the Permira Group also discussed with representatives of the Company the status of the transaction process, with the Permira Group again conveying their expectation that management retention and waivers would be addressed before the Permira Group entered into the merger agreement.
On September 17, 2018, representatives of Wachtell Lipton and Fried Frank held a further call seeking to resolve remaining points in the draft merger agreement. On the same day, the board convened a special meeting to discuss, among other things, the status of the proposed transaction with the Permira Group. Representatives of Wachtell Lipton described the exchange of draft transaction documents and provided a summary of the terms reflected in the current drafts of the transaction documents. In executive session without management present, the independent directors also discussed with Wachtell Lipton the Permira Group’s expectation that the retention term sheets would be in place with key officers of the Company prior to the Permira Group agreeing to enter into a binding merger agreement. The independent directors determined that such matters could and should now be negotiated. The independent directors also discussed matters relating to employee retention initiatives generally given concerns regarding the Company’s need to retain employees following the announcement of the transaction to ensure that the stability of the Company was maintained through the closing, and similarly that the Company and stockholders were protected through retention initiatives in the event the transaction did not close.
On September 18, 2018, Fried Frank provided an updated draft of the merger agreement and other transaction documentation to representatives of Wachtell Lipton reflecting near-final terms and representatives of the respective firms continued to discuss and finalize documentation. On September 20, 2018, after various other matters in the transaction documents had been addressed, representatives of Fried Frank advised representatives of Wachtell Lipton that the Permira Group would require that, in connection with entering into the merger agreement, Mr. Steib and at least three of the other specified senior executives of the Company sign the previously proposed retention term sheets. From September 20, 2018 to September 24, 2018, representatives of Wachtell Lipton, with the approval of the board, exchanged drafts of the retention term sheets with representatives of Fried Frank and facilitated the negotiation of the final terms of such retention term sheets between the senior executives and Permira. See “Interests of the Company’s Directors and Executive Officers in the Merger — Agreements with WeddingWire” for more detailed information regarding the terms of the retention term sheets executed by and among WeddingWire, the Company and each of Mr. Steib and three other executives of the Company at the request of the Permira Group.
On September 24, 2018, the board held a meeting to discuss and consider whether to approve the Company’s entry into definitive transaction documents providing for a sale of the Company to the Permira Group. A representative of Wachtell Lipton again discussed with the board its fiduciary duties under Delaware law in connection with a potential sale of the Company and the framework established under the merger agreement for continuing to satisfy the board’s fiduciary duties following entry into the proposed transaction. Allen & Company reviewed its financial analysis of the merger consideration and rendered an oral opinion, confirmed by delivery of a written opinion dated September 24, 2018, to the board to the effect that, as of that date and based on and subject to various assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken as set forth in such opinion, the merger consideration to be received by holders of Company common stock (other than, to the extent applicable, WeddingWire, Merger Sub, Permira, Spectrum Equity and their respective affiliates) pursuant to the merger agreement was fair, from a financial point of view, to such holders. The Wachtell Lipton representatives summarized the terms of the merger agreement, referencing a summary previously provided to the board, and answered questions. Another Wachtell Lipton representative provided a summary of the merger agreement’s provisions relating to employee and compensation matters and reviewed the retention term sheets proposed to be executed among WeddingWire, the Company, and each of Mr. Steib and three other executives of the Company and answered questions. Allen & Company then provided an overview of a proposed approach for the Company’s “go-shop” process contemplated under the proposed merger agreement, including potential parties to be contacted taking into account the Company’s prior sale process and outreach to potential bidders. The board also discussed with Wachtell Lipton ensuring that all counterparties that previously had entered into confidentiality agreements with “standstill” provisions would be enabled to submit a competing bid following the announcement of a transaction. During the meeting, the independent directors met in executive session with Wachtell Lipton and following discussion among the independent directors indicated their approval of the transaction matters and approval of the retention term sheets, with any material changes to such term sheets to be approved by the compensation committee of the board. The independent directors thereafter invited Mr. Steib, the sole management director, to rejoin the board meeting. After further discussion and deliberation, the board unanimously approved the transaction documents and the merger and resolved to recommend that the stockholders of the Company adopt the merger agreement. Later that day, following the board meeting, the parties executed the final agreements.
The parties issued a press release announcing the transaction early in the morning of September 25, 2018.
After the execution and delivery of the merger agreement and until 11:59 p.m. (New York time) on November 8, 2018, the Company, its subsidiaries and their respective representatives were permitted under the merger agreement to initiate, solicit, facilitate and encourage the making of acquisition proposals, provide non-public information to, and engage in discussions or negotiations with, third parties in respect of acquisition proposals. During this time, in accordance with the board’s directives, Allen & Company was in contact on behalf of the Company with 11 potential counterparties regarding whether they would have an interest in making a proposal to acquire the Company. This group consisted of both strategic participants and private equity firms, including all of the NDA Counterparties, one additional party that was contacted following announcement of the proposed merger and one party that informally indicated following such announcement that it was interested in potentially engaging with the Company during the go-shop period. All such parties have indicated they were not interested in pursuing further discussions regarding a transaction. Since the date on which the proposed merger was announced through the filing of this proxy statement, no person has made a proposal to acquire the Company or requested non-public information to facilitate their making an acquisition proposal. All of the standstill provisions in the

Company’s non-disclosure agreements with the NDA Counterparties either were no longer in effect upon, or were waived by the Company following, the announcement of the merger agreement.
Reasons for the Merger; Recommendation of the XO Group Board of Directors
The XO Group board of directors, with the assistance of management and the Company’s legal and financial advisors, evaluated the merger agreement, the merger and the other transactions contemplated by the merger agreement. The board unanimously determined that the merger is fair to, and in the best interests of, the Company and its stockholders, and approved and declared advisable the merger agreement and the transactions contemplated by the merger agreement, including the merger. Accordingly, on September 24, 2018, the board unanimously directed that the adoption of the merger agreement be submitted for consideration by the Company’s stockholders at this meeting and resolved to recommend that the Company’s stockholders adopt the merger agreement.
In the course of reaching its recommendation, the board considered a number of material factors relating to the merger agreement and the merger, each of which the board believed supported its decision, including the following:
Attractive Value.   The board believed the $35.00 per share cash consideration provides stockholders with attractive and compelling value for their shares of Company common stock. The board considered the current and historical market prices of Company common stock, including the market performance of the common stock, in light of current industry conditions, the competitive landscape, publicly available analyst expectations, and other factors. The board noted that the merger consideration of  $35.00 per share in cash represents a substantial premium to the Company’s stock price across various measurement dates, including an approximately 44% premium to XO Group’s 12-month average closing price and an approximately 27% premium to XO Group’s closing price as of September 24, 2018, the last trading day prior to the announcement of the merger agreement. The board noted that the merger consideration represents an implied multiple of 22.4x the Company’s trailing 12 months EBITDA and 22.1x 2018 estimated EBITDA. The board also was aware that the merger consideration exceeds the highest closing price in XO Group’s 19-year history as a public company. The board further considered the merger consideration in light of the current environment in the industries, sectors and markets in which the Company operates, including but not limited to certain risk factors detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on March 2, 2018, as amended by the Company’s Annual Report on Form 10-K/A, filed with the SEC on August 2, 2018 (which we sometimes refer to below as risk factors that have been previously publicly disclosed).
Best Alternative for Maximizing Stockholder Value and Prior Outreach to Potential Bidders.   The board considered that entering into the merger agreement was more favorable to the Company’s stockholders than the other alternatives reasonably available to the Company, including the continued operation of the Company on a standalone basis, in light of a number of factors, including:
•
The board’s assessment of the Company’s business, operations, assets, financial condition, results of operation, plans and prospects, its competitive position and historical and projected financial performance, and the nature of the industries in which the Company operates, including recent industry trends, changing competitive dynamics and rapidly changing demands of advertisers, consumers, vendors and other constituencies relevant to the Company’s business;

•
The board’s belief that stockholder value would be maximized by entering into the merger;

•
The board’s assessment of the potential opportunities and risks of the Company’s long-term plans, including the expenditures and investments required and risks arising from the increasingly competitive landscape, presence of aggressive new entrants and the potential for additional entrants (taking into account the lack of substantial barriers to entry in the Company’s market), competition from current industry participants (traditional and non-traditional) and the wide range of options and alternatives available to the Company’s audiences of users, members, advertisers and readers for the Company’s product and service offerings and the Company’s business partners (including as to advertising and marketing options);

•
The potential risks of continuing on a standalone basis as an independent public company, including but not limited to risk factors that previously have been publicly disclosed;

•
The board’s consideration of the potential strategic alternatives reasonably available to the Company, including the results of the strategic alternatives and sale process previously undertaken by the Company with the assistance of its financial advisor with respect to a potential sale of the Company, feedback received from other potential counterparties, the directors’ assessment and management’s views of the industry landscape, industry participants and potential counterparties;

•
The fact that no parties other than the Permira Group had made a proposal at this time to acquire the Company or pursue a strategic combination with the Company;

•
The board’s view that a key reason why the Permira Group was willing to offer merger consideration of  $35.00 per share to the Company’s stockholders was because of the strategic nature of the proposed transaction for the Permira Group;

•
The course and history of competitive negotiations between the Company and WeddingWire and its affiliates, as described in the section of this proxy statement entitled “The Merger — Background of the Merger,” including the fact that the board did not accept the initial $20.75 per share proposal made by WeddingWire and its affiliates and did not determine to enter into a merger agreement with Parent until such offer had been increased to $35.00 per share, together with the board’s belief that it had obtained the Permira Group’s best and final offer after multiple rounds of negotiations and that it was unlikely that any other party would be willing to acquire the Company at a higher price, with the understanding that the Company negotiated the ability in the merger agreement to seek such a higher price post-signing if an interested counterparty emerged;

•
The board’s belief that, if triggered, the termination fee payable by the Company to Parent is consistent with (if not more favorable than) fees payable in comparable transactions and would not be likely to preclude another party from making a competing proposal; and

•
The board’s belief that the terms of the merger agreement, taken as a whole, are reasonable.

Greater Certainty of Value.   The board considered that the per share merger consideration is a fixed all-cash amount, thereby providing Company’s stockholders with certainty of value and liquidity for their shares upon the closing of the merger, especially when viewed against the risks and uncertainties inherent in the Company’s business, including potential risks associated with the Company’s standalone strategy in light of recent industry trends, changing competitive dynamics and risks (and anticipated investments) relating to the execution of management’s standalone plan. The board also noted the historical volatility of the Company’s common stock price over time.
Opinion of the Company’s Financial Advisor.   The board considered the financial presentation and opinion, dated September 24, 2018, of Allen & Company to the board as to the fairness, from a financial point of view and as of such date, of the merger consideration to be received by holders of Company common stock (other than, to the extent applicable, WeddingWire, Merger Sub, Permira, Spectrum Equity and their respective affiliates) pursuant to the merger agreement, which opinion was based on and subject to various assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken, as more fully described in the section entitled “The Merger — Opinion of XO Group’s Financial Advisor.”
Likelihood of Completion.   The board considered the reasonably high likelihood that the merger would be completed, in light of, among other things:
•
The commitment of Parent and Merger Sub in the merger agreement to use reasonable best efforts to complete the merger as soon as practicable, including cooperating to obtain required antitrust clearances and defending against any lawsuits challenging the merger;

•
The transaction having a termination date of June 24, 2019, subject generally to the right of either Parent or the Company to extend the termination date for a period of 90 days if, as of the termination date, any of the closing conditions relating to clearance under the HSR Act, or a legal restraint relating to U.S. antitrust law are not satisfied or waived by the Company and Parent;

•
The restrictions on Parent and Merger Sub from acquiring or entering into exclusive business arrangements with specified persons prior to the closing;

•
Parent having obtained committed debt financing for the transaction from reputable financial institutions and committed equity financing from Permira and Spectrum Equity for the full amount of equity required in connection with the committed debt financing, the limited number and nature of the conditions to the debt and equity financing, and the obligation of Parent and Merger Sub to use reasonable best efforts to obtain the financing and that such financing provides funding of an amount sufficient to cover the aggregate merger consideration and all fees and expenses payable by Parent, Merger Sub or the Company;

•
Parent’s and Merger Sub’s obligations to use reasonable best efforts to cause the debt financing and equity financing sources to fund the debt financing and equity financing, as applicable (including by seeking to enforce Parent’s and Merger Sub’s rights under the financing commitments);

•
The commitment of Parent in the merger agreement to pay the Company a termination fee in an amount equal to either $50 million or $30 million, depending on the circumstances, in the event that the merger is not completed under certain circumstances (see the section of this proxy statement entitled “The Merger Agreement — Parent Termination Fee and Reverse Termination Fee”); and

•
The conditions to closing contained in the merger agreement, which are limited in number and scope, and which, in the case of the condition related to the accuracy of the Company’s representations and warranties, are generally subject to certain materiality or material adverse effect qualifiers.

Right and Opportunity to Solicit and Receive Higher Offers and Alternative Proposals, to Terminate the Merger Agreement to Accept a Superior Proposal and to Change its Recommendation.   The board considered the Company’s rights under the merger agreement to solicit higher offers and alternative proposals during the go-shop period, and to consider, negotiate and accept certain higher offers and alternative proposals thereafter, including:
•
The Company’s right to solicit offers with respect to acquisition proposals during a 45-day go-shop period and to terminate the merger agreement to enter into an agreement with respect to a superior proposal during the go-shop period, subject to Parent’s right to receive payment of a termination fee of  $8.1 million;

•
The Company’s right, after the end of the go-shop period and prior to the time the Company’s stockholders approve the proposal to adopt the merger agreement, to respond to, and negotiate with respect to, certain unsolicited acquisition proposals and, subject to Parent’s right to receive payment of a termination fee of  $24.3 million, to enter into a definitive agreement relating to a superior proposal in specified circumstances;

•
Of the parties previously contacted as to their interest in acquiring the Company, those that had entered into confidentiality agreements with the Company were not prohibited from making competing bids for the Company under any “standstill” or other provisions that remained in force, taking into account the waivers that the Company negotiated the ability to grant under the merger agreement and has in fact granted;

•
The fact that as of November 13, 2018, the date of this proxy statement, since the announcement of the transaction with Parent, no person has made a proposal to acquire the Company; and

•
The board’s rights to change its recommendation to stockholders under the circumstances specified in the merger agreement.

Opportunity for the Company’s Stockholders to Vote.   The board also considered the fact that the merger would be subject to the approval of the Company’s stockholders, and the Company’s stockholders would be free to evaluate the merger and vote for or against the adoption of the merger agreement at the Company stockholders’ meeting.

Availability of Appraisal.   The board also considered the availability of appraisal rights under Delaware law to holders of shares of Company common stock who do not vote in favor of the adoption of the merger agreement and comply with all of the required procedures under Delaware law, which provides those eligible stockholders with an opportunity to have a Delaware court determine the fair value of their shares, which may be more than, less than, or the same as the amount such stockholders would have received under the merger agreement.
Ability to Preserve the Value of the Company During the Pendency of the Merger and Reduce Risks to the Company if Merger Is Not Completed.   The board also considered that the merger agreement permits the Company to implement a retention program and take other actions which, the board believed, would increase the stability of the Company during the pendency of the merger and reduce the risks to the Company in the event the merger is terminated and not completed for any reason.
In the course of reaching its recommendation, the board also considered certain risks and potentially negative factors relating to the merger agreement and the merger, including:
•
That the Company’s stockholders will have no ongoing equity participation in the Company following the merger, and that such stockholders will therefore cease to participate in the Company’s future earnings or growth, if any, or to benefit from increases, if any, in the value of the Company common stock following the merger;

•
The provisions of the merger agreement that restrict the Company’s ability, following the 45-day go-shop period, to solicit or participate in discussions or negotiations regarding acquisition proposals, subject to certain exceptions, and that restrict the Company from terminating the merger agreement to enter into alternative acquisition agreements;

•
The possibility that the merger is not completed in a timely manner or at all for any reason, as well as the risks and costs to the Company if the merger is not completed or if there is uncertainty regarding the likelihood, timing or effects of completion of the merger, including uncertainty as to the effect of the merger on the Company’s employees, customers, suppliers, vendors, advertisers, distributors, partners and other third parties, which could impair the Company’s ability to attract, retain and motivate key personnel and could cause third parties to seek to terminate, change or not enter into business relationships with the Company, as well as the risk of management distraction from ongoing business operations as a result of the merger, and the effect on the trading price of Company common stock if the merger agreement is terminated or the merger is not completed for any reason;

•
That the Parent Entities are not required to, and the Company may not without the written consent of Parent, take or commit to take any action, including by consent decree, hold separate order or otherwise, that would require the sale, divestiture, disposition or license of, or limit in any respect the parent entities’ (including the surviving corporation) freedom of action with respect to, or their ability to operate or retain, one or more businesses, product lines, rights, services, licenses or assets of the parent entities or the Company, other than any such actions that, individually or in the aggregate, are of a de minimis nature;

•
The merger agreement’s restrictions on the conduct of the Company’s business before completion of the merger, generally requiring the Company to conduct its business in all material respects in the ordinary course of business consistent with past practice and to use commercially reasonable efforts to preserve its business organization intact and maintain relations with key customers, suppliers and other third parties with which the Company has significant business relationships and prohibiting the Company from taking specified actions, which could delay or prevent the Company from undertaking certain business opportunities that arise pending completion of the merger (see the section of this proxy statement entitled “The Merger Agreement — Conduct of Business Pending the Merger”);

•
The possibility that the Company could be required under the terms of the merger agreement to pay a termination fee of  $8.1 million under certain circumstances during the go-shop period, or

$24.3 million after the go-shop period (as more fully described in the section of this proxy statement entitled “The Merger Agreement — Company Termination Fee”), and that such termination fee could discourage other potential bidders from making a competing bid to acquire the Company;
•
That the transaction having a termination date of June 24, 2019, subject to the right of either Parent or the Company to extend the termination date for a period of 90 days under certain circumstances, means that it is possible that the Company’s stockholders could be asked to vote on approving the merger agreement well in advance of the completion of the transaction, depending on when the transaction closes;

•
That the receipt of cash by the Company’s stockholders in exchange for their shares of common stock pursuant to the merger will be a taxable transaction to the Company’s stockholders for U.S. federal income tax purposes (see the section of this proxy statement entitled “The Merger — Material U.S. Federal Income Tax Consequences of the Merger”); and

•
That some of the Company’s directors and executive officers have interests that may be different from, or in addition to, the interests of the Company’s stockholders generally (see the section of this proxy statement entitled “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger”).

The foregoing discussion of the information and factors considered by the board includes the material factors considered by the board but is not intended to be exhaustive and does not necessarily include all of the factors considered by the board. In view of the complexity and variety of factors considered in connection with its evaluation of the merger agreement and the merger, the board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. In addition, individual directors may have given different weights to different factors. The above factors are not presented in any order of priority. The explanation of the factors and reasoning set forth above contain forward-looking statements that should be read in conjunction with the section of this proxy statement entitled “Cautionary Statement Concerning Forward-Looking Statements.”
The board has unanimously determined that the merger is fair to, and in the best interests of, the Company and its stockholders, approved and declared advisable the merger agreement and the transactions contemplated thereby, including the merger, directed that the adoption of the merger agreement be submitted for consideration by the Company’s stockholders at the special meeting and resolved to recommend that the Company’s stockholders adopt the merger agreement.
Certain XO Group Unaudited Prospective Financial Information
In July 2018, XO Group’s management prepared non-public, unaudited financial forecasts with respect to XO Group’s business, as a standalone company for the fiscal years ending December 31, 2018 through 2026 (collectively, referred to in this proxy statement as the “XO Group Forecasts”). The XO Group Forecasts were provided to the XO Group board of directors to assist it in evaluating the merger and various strategic alternatives potentially available to the Company, including remaining a standalone company. The XO Group Forecasts were also provided to (i) XO Group’s financial advisor for its use and reliance in connection with its financial analyses and opinion as described in the section of this proxy statement entitled “The Merger — Opinion of XO Group’s Financial Advisor” and (ii) the members of the Permira Group in connection with their due diligence investigations of the Company and their consideration and evaluation of the merger.
Except for quarterly and annual guidance, XO Group does not as a matter of course make public forecasts as to future performance, and is especially wary of making forecasts for extended periods, given, among other reasons, the inherent difficulty of predicting financial performance for future periods and the uncertainty of underlying assumptions and estimates. However, XO Group is including in this proxy statement a summary of certain limited unaudited prospective financial information for XO Group on a standalone basis, without giving effect to the merger, solely because such financial information was given to the XO Group board of directors, XO Group’s financial advisor, and the members of the Permira Group in connection with the merger. The inclusion of the XO Group Forecasts should not be regarded as an indication that the XO Group board of directors, XO Group or its management, any member of the Permira Group, Merger Sub, any of their respective affiliates, advisors or other representatives or any other recipient of this information considered, or now considers, it to be an assurance of the achievement of future results or necessarily predictive of actual future results, and they should not be relied on as such.
The XO Group Forecasts and the underlying assumptions upon which the XO Group Forecasts were based are subjective in many respects, and subject to multiple interpretations and frequent revisions and based on actual experience and business developments. The XO Group Forecasts, while presented with numerical specificity, reflect numerous assumptions with respect to company performance, industry performance, general business, economic, regulatory, market and financial conditions and other matters, many of which are difficult to predict, subject to significant economic and competitive uncertainties and beyond XO Group’s control. Multiple factors, including those described in the section of this proxy statement entitled “Cautionary Statement Concerning Forward-Looking Statements,” could cause the XO Group Forecasts or the underlying assumptions to not be realized. As a result, there can be no assurance that the XO Group Forecasts will be realized or that actual results will not be significantly higher or lower than projected. The XO Group Forecasts do not take into account any circumstances or events occurring after the date on which they were prepared, including the merger. Economic and business environments can and do change quickly, which adds an additional significant level of uncertainty as to whether the results portrayed in the XO Group Forecasts will be achieved. As a result, the inclusion of the XO Group Forecasts in this proxy statement does not constitute an admission or representation by XO Group or any other person that the information is material. XO Group made no representation to any member of the Permira Group, Merger Sub or any investor in or stockholder of the foregoing or XO Group, in the merger agreement or otherwise, concerning the XO Group Forecasts. The summary of the XO Group Forecasts is not provided to influence XO Group stockholders’ decisions regarding whether to vote for the merger proposal or any other proposal. The XO Group Forecasts should be evaluated, if at all, in conjunction with the historical financial statements and other information contained in XO Group’s public filings with the SEC.
The XO Group Forecasts were not prepared with a view toward public disclosure or toward compliance with United States generally accepted accounting principles (referred to in this proxy statement as “GAAP”), published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Neither Ernst & Young LLP, XO Group’s independent registered public accounting firm nor any other accounting firm, has examined, compiled or performed any procedures with respect to the XO Group Forecasts, and accordingly, Ernst & Young LLP does not express an opinion or any other form of assurance with respect thereto. The Ernst & Young LLP report incorporated by reference in this proxy statement relates to XO Group’s historical financial information. It does not extend to the prospective financial information contained herein and should not be read to do so.
The XO Group Forecasts
The following is a summary of the XO Group Forecasts:
	Fiscal Year Ended December 31,
($ in millions)	2018	2019	2020	2021	2022	2023	2024	2025	2026
Total Revenue	$169	$187	$212	$241	$270	$297	$321	$347	$371
% Growth	5%	11%	13%	14%	12%	10%	8%	8%	7%
Total Gross Profit(1)	$160	$178	$203	$232
% Margin(2)	95%	95%	96%	96%
Adjusted EBITDA(3)	$37	$43	$51	$59	$68	$77	$87	$96	$103
% Margin(4)	22%	23%	24%	24%	25%	26%	27%	28%	28%
% Growth	25%	16%	19%	15%	14%	14%	12%	11%	7%
Unlevered Free Cash Flow(5)	$6	$21	$24	$29	$34	$39	$45	$50	$54

(1)
Represents GAAP net revenue less cost of revenue excluding depreciation and amortization.

(2)
Represents in period Gross Profit divided by total revenue.

(3)
Represents GAAP income from operations adjusted to exclude, if applicable: (i) interest, (ii) tax, (iii) depreciation and amortization, (iv) gains or losses from equity method investments, (v) stock-based compensation expense, (vi) asset impairment charges, and (vii) other items affecting comparability during the period.

(4)
Represents in period Adjusted EBITDA divided by revenue.

(5)
Represents net operating profit after taxes, plus depreciation and amortization, minus (i) change in net working capital and (ii) capital expenditures. Calculated by Allen & Company for purposes of its discounted cash flow analysis based on financial forecasts and estimates provided by management, including the estimated Adjusted EBITDA set forth above (utilizing, in the case of 2018, management’s estimated Adjusted EBITDA of  $19 million for the last six months ending December 31, 2018). For 2018, $6 million reflects the estimated amount for the last six months ending December 31, 2018 (for the full year ending December 31, 2018, such estimated amount was $13 million).

The XO Group Forecasts do not take into account the possible financial and other effects on XO Group of the merger and do not attempt to predict or suggest future results following the merger. The XO Group Forecasts do not give effect to the merger, including the impact of negotiating or executing the merger agreement, the expenses that may be incurred in connection with completing the merger, the potential synergies that may be achieved by the combined company as a result of the merger, the effect on XO Group of any business or strategic decision or action that has been or will be taken as a result of the merger agreement having been executed, or the effect of any business or strategic decisions or actions that would likely have been taken if the merger agreement had not been executed, but that were instead altered, accelerated, postponed or not taken in anticipation of the merger. Further, the XO Group Forecasts do not take into account the effect on XO Group of any possible failure of the merger to occur.
As noted above, the XO Group Forecasts include revenue as well as the following “non-GAAP financial measures”: Total Gross Profit, Total Gross Profit Margin, Adjusted EBITDA, Adjusted EBITDA Margin and Unlevered Free Cash Flow. The definitions for these non-GAAP financial measures are set forth above. Financial measures provided to a board of directors, financial advisor, or bidder with respect to a business combination transaction in the circumstances described above are excluded from the definition of non-GAAP financial measures for purposes of SEC rules and, therefore, are not subject to SEC rules that would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Reconciliations of the non-GAAP financial measures in the XO Group Forecasts were not prepared by the Company prior to the execution of the merger agreement and were therefore not provided to or relied upon by the board or XO Group’s financial advisor in connection with the merger. Accordingly, a reconciliation is not provided of the non-GAAP financial measures included in the XO Group Forecasts to the relevant GAAP financial measures. These non-GAAP financial measures should not be viewed as a substitute for GAAP financial measures and may be different from non-GAAP financial measures used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures because they exclude items, including charges and credits, that are required to be included in a GAAP presentation. The Company also does not currently have sufficient data to estimate the variables and individual adjustments for such reconciliation, including normal variability in tax expense, equity compensation, and severance and related costs for future periods. The Company is unable to quantify the probable significance of these items at this time. Thus, the adjustments required for any such reconciliation of XO Group’s forward-looking non-GAAP financial measures cannot be forecast with certainty by XO Group.
For the foregoing reasons, and considering that the special meeting will be held several months after the XO Group Forecasts were prepared, as well as the uncertainties inherent in any forecasting information, readers of this proxy statement are cautioned not to place unwarranted reliance on the XO Group Forecasts set forth above. No one has made or makes any representation to any investor or stockholder regarding the information included in the XO Group Forecasts. XO Group urges all XO Group stockholders to review its most recent SEC filings for a description of its reported financial results. See the section of this proxy statement entitled “Where You Can Find Additional Information.”

In addition, the XO Group Forecasts have not been updated or revised to reflect information or results after the date the XO Group Forecasts were prepared or as of date of this proxy statement, and except as required by applicable securities laws, XO Group does not intend to update or otherwise revise the XO Group Forecasts or the specific portions presented to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions are shown not to be appropriate.
Opinion of XO Group’s Financial Advisor
The Company has engaged Allen & Company as its financial advisor in connection with the proposed merger. In connection with this engagement, the Company requested that Allen & Company render an opinion to the board as to the fairness, from a financial point of view, of the merger consideration to be received by holders of Company common stock, other than as specified below, pursuant to the merger agreement. On September 24, 2018, at a meeting of the board held to evaluate the merger, Allen & Company rendered an oral opinion, which was confirmed by delivery of a written opinion dated September 24, 2018, to the board to the effect that, as of that date and based on and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken described in such opinion, the merger consideration to be received by holders of Company common stock (other than, to the extent applicable, WeddingWire, Merger Sub, Permira, Spectrum Equity and their respective affiliates) pursuant to the merger agreement was fair, from a financial point of view, to such holders.
The full text of Allen & Company’s written opinion, dated September 24, 2018, which describes the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken, is attached as Annex B to this proxy statement and is incorporated by reference herein in its entirety. The description of Allen & Company’s opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of Allen & Company’s opinion. Allen & Company’s opinion was intended for the benefit and use of the board (in its capacity as such) in connection with its evaluation of the merger consideration from a financial point of view and did not address any other terms, aspects or implications of the merger. Allen & Company’s opinion did not constitute a recommendation as to the course of action that the Company (or the board) should pursue in connection with the merger or otherwise address the merits of the underlying decision by the Company to engage in the merger, including in comparison to other strategies or transactions that might be available to the Company or which the Company might engage in or consider. Allen & Company’s opinion does not constitute advice or a recommendation to any stockholder as to how such stockholder should vote or act on any matter relating to the merger or otherwise.
Allen & Company’s opinion reflected and gave effect to Allen & Company’s general familiarity with the Company as well as information that Allen & Company received during the course of its assignment, including information provided by the management of the Company in the course of discussions relating to the merger as more fully described below. In arriving at its opinion, Allen & Company neither conducted a physical inspection of the properties or facilities of the Company or any other entity nor made or obtained any evaluations or appraisals of the assets or liabilities (contingent, accrued, derivative, off-balance sheet or otherwise) of the Company or any other entity, or conducted any analysis concerning the solvency or fair value of the Company or any other entity.
In arriving at its opinion, Allen & Company, among other things:
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reviewed the financial terms and conditions of the merger as reflected in an execution version, provided to Allen & Company on September 24, 2018, of the merger agreement;

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reviewed certain publicly available historical business and financial information relating to the Company, including public filings of the Company and historical market prices and trading volumes for Company common stock;

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reviewed certain financial information relating to the Company provided to or discussed with Allen & Company by the management of the Company, including certain internal financial forecasts, estimates and other financial and operating data relating to the Company prepared by the management of the Company;

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held discussions with the management of the Company relating to the past and current operations, financial condition and prospects of the Company;

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reviewed and analyzed certain publicly available information, including certain stock market data and financial information, relating to selected companies with businesses that Allen & Company deemed generally relevant in evaluating the Company;

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reviewed and analyzed certain publicly available financial information relating to selected transactions that Allen & Company deemed generally relevant in evaluating the merger; and

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conducted such other financial analyses and investigations as Allen & Company deemed necessary or appropriate for purposes of its opinion.

In rendering its opinion, Allen & Company relied upon and assumed, with the Company’s consent and without independent verification, the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information available to Allen & Company from public sources, provided to or discussed with Allen & Company by the management and/or other representatives of the Company or otherwise reviewed by Allen & Company. With respect to the financial forecasts, estimates and other financial and operating data that Allen & Company was directed to utilize for purposes of its analyses (including, without limitation, with respect to net operating loss carryforwards of the Company), Allen & Company was advised by the management of the Company, and Allen & Company assumed, at the direction of the Company, that such financial forecasts, estimates and other financial and operating data were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to, and were a reasonable basis upon which to evaluate, the future financial and operating performance of the Company and the other matters covered thereby. Allen & Company expressed no opinion or view as to any financial forecasts, estimates or other financial or operating data or the assumptions on which they were based.
Allen & Company relied, at the direction of the Company, upon the assessments of the management of the Company as to, among other things, (i) the potential impact on the Company of certain market, cyclical, seasonal, competitive and other trends and developments in and prospects for, and governmental, regulatory and legislative policies and matters relating to or otherwise affecting, the media, internet and technology industries, including the wedding market sector thereof, (ii) the technology and intellectual property of the Company (including associated risks), and (iii) existing and future contracts, agreements and arrangements relating to, and the ability to attract, retain and/or replace key employees, vendors, customers, advertisers, strategic partners and other commercial relationships of, the Company. Allen & Company assumed, with the consent of the Company, that there would be no developments with respect to any such matters that would be meaningful in any respect to its analyses or opinion.
Further, Allen & Company’s opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Allen & Company as of, the date of its opinion. It should be understood that subsequent developments may affect the conclusion expressed in Allen & Company’s opinion and that Allen & Company assumed no responsibility for advising any person of any change in any matter affecting Allen & Company’s opinion or for updating or revising its opinion based on circumstances or events occurring after the date of its opinion. As the board was aware, the credit, financial and stock markets, and the industry in which the Company operates, have experienced and continue to experience volatility and Allen & Company expressed no opinion or view as to any potential effects of such volatility on the Company or the merger.
Allen & Company’s opinion was intended for the benefit and use of the board (in its capacity as such) in connection with its evaluation of the merger consideration from a financial point of view and did not address any other terms, aspects or implications of the merger. Allen & Company’s opinion did not constitute a recommendation as to the course of action that the Company (or the board) should pursue in connection with the merger or otherwise address the merits of the underlying decision by the Company to engage in the merger, including in comparison to other strategies or transactions that might be available to the Company or which the Company might engage in or consider. Allen & Company’s opinion does not constitute advice or a recommendation to any stockholder as to how such stockholder should vote or act on any matter relating to the merger or otherwise. Allen & Company did not express any opinion as to the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation or other consideration payable to any officers, directors or employees of any party to the merger or any related entities, or any class of such persons or any other party, relative to the merger consideration or otherwise. Allen & Company expressed no opinion as to the price at which Company common stock (or any other securities) may trade or otherwise be transferable at any time.
In addition, Allen & Company did not express any opinion or view as to any tax or other consequences that might result from the merger or otherwise, nor did Allen & Company express any opinion or view as to, and Allen & Company relied, at the direction of the Company, upon the assessments of representatives of the Company regarding, legal, regulatory, accounting, tax and similar matters relating to the Company and the merger, including, without limitation, changes in, or the impact of, tax or other laws, regulations and governmental and legislative policies affecting the Company or the merger, as to which Allen & Company understood the Company obtained such advice as it deemed necessary from qualified professionals. Allen & Company assumed, with the consent of the Company, that the merger would be consummated in accordance with its terms and in compliance with all applicable laws, documents and other requirements, without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary governmental, regulatory or third party approvals, consents, releases, waivers, decrees and agreements for the merger, no delay, limitation, restriction or condition, including any divestiture or other requirements or remedies, amendments or modifications, would be imposed or occur that would be meaningful in any respect to its analyses or opinion. Allen & Company also assumed, with the consent of the Company, that the final executed merger agreement would not differ from the execution version reviewed by Allen & Company in any respect meaningful to Allen & Company’s analyses or opinion.
Allen & Company’s opinion was limited to the fairness, from a financial point of view and as of its date, of the merger consideration to be received by holders of Company common stock, to the extent expressly specified therein, pursuant to the merger agreement, without regard to individual circumstances of holders of Company common stock that may distinguish such holders or the securities of the Company held by such holders, and Allen & Company expressed no opinion or view with respect to any consideration received in connection with the merger by the holders of any other securities, creditors or other constituencies of any party. Allen & Company’s opinion did not address any other terms, aspects or implications of the merger, including, without limitation, the form or structure of the merger or any terms, aspects or implications of any fee funding arrangement or other arrangements, agreements or understandings entered into in connection with, related to or contemplated by the merger or otherwise.
In connection with its opinion, Allen & Company performed a variety of financial and comparative analyses, including those described below. The summary of the analyses below and certain factors considered is not a comprehensive description of all analyses undertaken or factors considered by Allen & Company. The preparation of a financial opinion or analysis is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion and analyses are not readily susceptible to summary description. Allen & Company arrived at its opinion based on the results of all analyses undertaken and assessed as a whole, and did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis. Accordingly, Allen & Company believes that the analyses and factors summarized below must be considered as a whole and in context. Allen & Company further believes that selecting portions of the analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses and factors, could create a misleading or incomplete view of the processes underlying Allen & Company’s analyses and opinion.

In performing its financial analyses, Allen & Company considered industry performance, general business and economic, market and financial conditions and other matters existing as of the date of its opinion, many of which are beyond the control of the Company. No company, business or transaction reviewed is identical or directly comparable to the Company, its business or the merger and an evaluation of these analyses is not entirely mathematical; rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading, acquisition or other values of the companies, businesses or transactions reviewed. The estimates of the future performance of the Company in or underlying Allen & Company’s analyses are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by such analyses. These analyses were prepared solely as part of Allen & Company’s analysis of the fairness, from a financial point of view, of the merger consideration and were provided to the board in connection with the delivery of Allen & Company’s opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the assumptions and estimates used in, and the reference ranges resulting from, any particular analysis described below are inherently subject to substantial uncertainty and should not be taken as the views of Allen & Company regarding the actual value of the Company.
Allen & Company did not recommend that any specific consideration constituted the only appropriate consideration in the merger. The type and amount of consideration payable in the merger was determined through negotiations between the Company and WeddingWire, rather than by any financial advisor, and was approved by the board. The decision to enter into the merger agreement was solely that of the board. Allen & Company’s opinion and analyses were only one of many factors considered by the board in its evaluation of the proposed merger and the merger consideration and should not be viewed as determinative of the views of the board or management with respect to the merger or the consideration payable in the merger.
Financial Analysis
The summary of the financial analyses described in this section entitled “— Financial Analysis” is a summary of the material financial analyses provided by Allen & Company in connection with its opinion, dated September 24, 2018, to the board. The summary set forth below is not a comprehensive description of all analyses undertaken by Allen & Company in connection with its opinion, nor does the order of the analyses in the summary below indicate that any analysis was given greater weight than any other analysis. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by Allen & Company, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by Allen & Company. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by Allen & Company. Future results may differ from those described and such differences may be material. For purposes of the financial analyses described below, (i) the Company’s net operating loss carryforwards were taken into account, (ii) the term “Company forecasts” refers to internal financial forecasts, estimates and other financial and operating data relating to the Company prepared by the management of the Company, and (iii) the term “adjusted EBITDA,” (a) when referring to the Company, means GAAP income from operations excluding, as applicable, interest, tax, depreciation and amortization, gains or losses from equity method investments, stock-based compensation expense, asset impairment charges, and other items affecting comparability, and (b) in all other cases, means earnings before interest, taxes, depreciation and amortization, stock-based compensation expense and certain one-time non-recurring items, as applicable.

Selected Public Companies Analysis.   Allen & Company reviewed publicly available financial and stock market information of the Company and the following 14 selected internet and technology companies that Allen & Company considered generally relevant for purposes of analysis, collectively referred to as the selected companies:
                        Selected Companies
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ANGI Homeservices Inc.

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Carbonite, Inc.

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Care.com, Inc.

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Cars.com Inc.

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Endurance International Group Holdings, Inc.

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GoDaddy Inc.

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IAC/InterActiveCorp

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Match Group, Inc.

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Shutterstock, Inc.

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Stamps.com Inc.

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TripAdvisor, Inc.

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Wix.com Ltd.

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Yelp Inc.

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Zillow Group, Inc.

Allen & Company reviewed, among other information, enterprise values, calculated as fully diluted equity values based on closing stock prices on September 21, 2018 plus total debt, preferred equity and non-controlling interests (as applicable) and less cash and cash equivalents, unconsolidated assets and tax attributes (as applicable), as a multiple, to the extent meaningful, of calendar year 2018 and calendar year 2019 estimated adjusted EBITDA. Financial data of the selected companies were based on public filings, publicly available Wall Street research analysts’ estimates and other publicly available information. Financial data of the Company was based on the Company forecasts.
The overall low to high calendar year 2018 and calendar year 2019 estimated adjusted EBITDA multiples observed for the selected companies were 9.7x to 40.4x (with a mean of 21.6x and a median of 20.6x) and 9.6x to 35.1x (with a mean of 18.9x and a median of 17.2x), respectively. Allen & Company then applied selected ranges of calendar year 2018 and calendar year 2019 estimated adjusted EBITDA multiples derived from the selected companies of 19.0x to 22.0x and 15.5x to 18.5x, respectively, to corresponding data of the Company. This analysis indicated the following approximate implied equity value per share reference ranges for the Company, as compared to the merger consideration:
Implied Equity Value Per Share Reference Ranges Based On:		Merger Consideration
CY2018E Adjusted EBITDA	CY2019E Adjusted EBITDA
$31.10 – $35.16	$29.74 – $34.45	$35.00

Selected Precedent Transactions Analysis.   Using publicly available information, Allen & Company reviewed financial information relating to the following 16 selected transactions involving target internet and technology companies that Allen & Company considered generally relevant for purposes of analysis, collectively referred to as the selected transactions:
Announced	Acquiror	Target
June 2018	• Siris Capital Group, LLC	• Web.com Group, Inc.
July 2017	• Internet Brands	• WebMD Health Corp.
July 2017	• Red Ventures Holdco, LP	• Bankrate, Inc.
May 2017	• IAC/InterActiveCorp	• Angie’s List, Inc.
October 2016	• Ziff Davis, LLC	• Everyday Health, Inc.
August 2016	• Randstad North America, Inc.	• Monster Worldwide, Inc.
February 2016	• Web.com Group, Inc.	• Yodle, Inc.
November 2015	• All Web Leads	• InsuranceQuotes (insurance division of Bankrate, Inc.)
November 2015	• Expedia, Inc.	• HomeAway, Inc.
November 2015	• Endurance International Group Holdings, Inc.	• Constant Contact, Inc.
September 2014	• News Corporation	• Move, Inc.
August 2014	• Gannett Co., Inc.	• Cars.com/Classified Ventures LLC
July 2014	• Zillow, Inc.	• Trulia, Inc.
June 2014	• The Priceline Group Inc.	• OpenTable, Inc.
March 2014	• CoStar Group, Inc.	• Apartments.com (division of Classified Ventures LLC)
July 2011	• KKR & Co., Silver Lake Partners and Technology Crossover Ventures	• GoDaddy Group Inc.
Allen & Company reviewed, among other information, transaction values of the selected transactions, calculated as the enterprise values implied for the target companies or businesses involved in the selected transactions based on the consideration or assumed consideration paid or payable in the selected transactions as a multiple, to the extent publicly available and meaningful, of the latest 12 months adjusted EBITDA and next 12 months estimated adjusted EBITDA of the target company or business as of the applicable announcement date of such transaction. Financial data for the selected transactions were based on public filings, publicly available Wall Street research analysts’ estimates and other publicly available information. Financial data of the Company was based on Company public filings and the Company forecasts.
The overall low to high latest 12 months adjusted EBITDA and next 12 months estimated adjusted EBITDA multiples observed for the selected transactions were 4.6x to 29.9x (with a mean of 16.3x and a median of 13.3x) and 4.9x to 27.0x (with a mean of 14.2x and a median of 11.1x), respectively. Allen & Company then applied a selected range of latest 12 months adjusted EBITDA and next 12 months estimated adjusted EBITDA multiples of 12.0x to 15.0x and 9.5x to 12.5x, respectively, derived from the selected transactions to corresponding data (as of June 30, 2018) of the Company. This analysis indicated the following approximate implied equity value per share reference ranges for the Company, as compared to the merger consideration:
Implied Equity Value Per Share Reference Ranges Based On:		Merger Consideration
LTM Adjusted EBITDA	NTM Adjusted EBITDA
$21.27 – $25.24	$19.28 – $23.66	$35.00
Discounted Cash Flow Analysis.   Allen & Company performed a discounted cash flow analysis of the Company by calculating, based on the Company forecasts, the estimated present value (as of June 30, 2018) of the standalone unlevered, after-tax free cash flows that the Company was forecasted to generate during the six months ending December 31, 2018 through the full fiscal year ending December 31, 2026. For purposes of this analysis, stock-based compensation was treated as a cash expense as reflective of the economic cost associated with the Company’s stock-based compensation. Terminal values for the Company were calculated by applying to the Company’s estimated adjusted EBITDA for the fiscal year ending December 31, 2026 a selected range of terminal value adjusted EBITDA multiples of 11.0x to 13.0x. The cash flows and terminal values were then discounted to present value (as of June 30, 2018) using a selected range of discount rates of 11% to 13%. This analysis indicated the following approximate implied equity value per share reference range for the Company, as compared to the merger consideration:
Implied Equity Value Per Share Reference Range	Merger Consideration
$26.22 – $32.24	$35.00
Certain Additional Information
Allen & Company observed certain additional information that was not considered part of its financial analyses for its opinion but was noted for informational reference, including the following:
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historical trading prices of Company common stock during the 52-week period ended September 21, 2018, which indicated low and high intraday prices for Company common stock during such period of approximately $17.49 and $35.83 per share, respectively; and

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stock price targets for Company common stock as reflected in selected publicly available Wall Street research analysts’ reports, which indicated an overall low to high target stock price range for such common stock of  $26.00 to $34.00 per share.

Miscellaneous
The Company selected Allen & Company as its financial advisor in connection with the merger based on, among other things, Allen & Company’s reputation, experience and familiarity with the Company and the industry in which the Company operates. Allen & Company, as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, private placements and related financings, bankruptcy reorganizations and similar recapitalizations, negotiated underwritings, secondary distributions of listed and unlisted securities, and valuations for corporate and other purposes. In the ordinary course, Allen & Company as a broker-dealer and certain of Allen & Company’s affiliates and/or related entities and employees have invested or may invest, hold long or short positions and may trade, either on a discretionary or non-discretionary basis, for their own account or for those of Allen & Company’s clients, in the debt and equity securities (or related derivative securities) of the Company and its affiliates, and affiliates and/or portfolio companies of WeddingWire, Permira or Spectrum Equity. As of August 28, 2018, the date of Allen & Company’s material business relationships disclosure to the board, Allen & Company did not hold an investment in WeddingWire, Permira or Spectrum Equity and, based on a review of certain information from a third-party data source as to investment activity of Permira and Spectrum Equity in majority-controlled (in excess of 50%) entities during the two-year period prior to August 28, 2018, an affiliated fund and an employee of Allen & Company held an interest in a portfolio company of Spectrum Equity resulting from a private investment of  $1 million in 2015. The issuance of Allen & Company’s opinion was approved by Allen & Company’s fairness opinion committee.
For Allen & Company’s financial advisory services, the Company has agreed to pay Allen & Company an aggregate fee currently estimated to be approximately $18.5 million, of which a portion was payable upon delivery of Allen & Company’s opinion and approximately $17.5 million is contingent upon consummation of the merger. The Company also has agreed to reimburse Allen & Company’s reasonable expenses and to indemnify Allen & Company and related parties against certain liabilities, including liabilities under the federal securities laws, arising out of its engagement.
As the board was aware, Allen & Company in the past has provided, and in the future may provide, investment banking services to the Company and/or its affiliates unrelated to the merger, for which services Allen & Company has received and may receive compensation, including, during the two-year period prior to the date of its opinion, having acted as a broker in connection with the Company’s repurchase program for Company common stock, for which services Allen & Company received during such two-year period aggregate fees of approximately $20,000 from the Company. Although Allen & Company did not provide investment banking services to WeddingWire, Permira or Spectrum Equity during the two-year period prior to the date of its opinion for which Allen & Company received (or did not receive) compensation, Allen & Company in the future may provide such services to such entities and/or their respective affiliates or portfolio companies, as the case may be, for which services Allen & Company would expect to receive compensation.
Fee Funding Agreements
Concurrently with the execution of the merger agreement, the funding parties entered into fee funding agreements, pursuant to which they agreed to fund, on the terms and conditions set forth in the fee funding agreements, Parent’s obligation to pay the parent termination fee and the reverse termination fee (each defined in the merger agreement), reimburse and indemnify the Company with respect to certain expenses in connection with the merger and pay certain other amounts.
Each of the fee funding agreements will terminate upon the earliest to occur of  (1) the consummation of the merger, or (2) the six-month anniversary of the termination of the merger agreement if the Company has not made a claim in writing for payment of any obligation to Parent by such date (it being understood that if a suit, action or proceeding is commenced, the fee funding agreement will only terminate on the date such suit, action or proceeding is finally resolved and otherwise fully satisfied).
Financing
The equity financing sources have committed to capitalize Parent, on the date of the closing of the merger, with an aggregate equity contribution of up to $338 million, subject to the terms and conditions set forth in the equity commitment letters.
In connection with the execution of the merger agreement, Parent and Merger Sub entered into the debt commitment letter, pursuant to which each of JPM, UBS, Jefferies, RBC, Keybank and SG committed, upon certain terms and subject to certain conditions, to lend Parent $650.0 million in the aggregate consisting of first lien term loans of  $450.0 million, a revolving first lien revolving credit facility of  $25.0 million and second lien term loans of  $175.0 million in connection with the financing of the amounts payable pursuant to the merger agreement and the transactions contemplated thereby and the refinancing of certain debt by Parent. We have agreed to, and to use our reasonable best efforts to cause our representatives to, provide all cooperation reasonably requested by Parent necessary and customary for the arrangement of the debt financing in connection with the transactions contemplated by the merger agreement.
For more information, see “The Merger Agreement — Financing and Financing Cooperation.”
Interests of the Company’s Directors and Executive Officers in the Merger
In considering the recommendation of the XO Group board of directors that XO Group stockholders vote in favor of the adoption of the merger agreement, XO Group stockholders should be aware that the directors and executive officers of XO Group have potential interests in the merger that may be different from, or in addition to, the interests of XO Group stockholders generally, including the treatment of their equity awards in connection with the transaction, certain potential severance payments, and the right to continued indemnification and insurance coverage. The XO Group board of directors was aware of these interests and considered them, among other matters, in making its recommendation that XO Group stockholders vote in favor of the adoption of the merger agreement.
This disclosure assumes that the merger will constitute a change in control, change of control or term of similar meaning under all of our compensation plans, programs and agreements. For purposes of this disclosure, our “executive officers” are: (i) Michael Steib, Chief Executive Officer, (ii) Gillian Munson, Chief Financial Officer, (iii) Paul Bascobert, President and (iv) Nic Di Iorio, Chief Technology Officer.

Treatment of Equity Awards
Vested Options.   At the effective time of the merger, each outstanding, vested XO option will be cancelled and converted into the right to receive an amount in cash equal to (i) the total number of shares of common stock subject to such XO option multiplied by (ii) the excess, if any, of the merger consideration over the per share exercise price applicable to such XO option, subject to any applicable tax withholding.
Unvested Options.   At the effective time of the merger, each outstanding, unvested XO option will be assumed and converted into a cash award (the “assumed option award”) in an amount equal to (i) the total number of shares of common stock subject to such XO option multiplied by (ii) the excess, if any, of the merger consideration over the per share exercise price applicable to such XO option, which will vest and become payable on the regularly scheduled vesting dates in accordance with the terms and conditions that applied to such award immediately prior to the effective time (except that any vested cash amounts will be paid out within 30 days following the end of the calendar quarter in which the vesting date occurs).
Restricted Stock Awards.   At the effective time of the merger, each outstanding, XO RS award will be assumed and converted into a cash award (the “assumed RS award”) in an amount equal to (i) the total number of shares of common stock subject to such XO RS award multiplied by (ii) the merger consideration, which will vest and become payable on the regularly scheduled vesting dates in accordance with the terms and conditions that applied to such award immediately prior to the effective time (except that any vested cash amounts will be paid out, less any applicable tax withholding, within 30 days following the end of the calendar quarter in which the vesting date occurs).
2019 Equity Grants.   We may grant XO RS awards (the “2019 XO RS awards”) to each of Mr. Steib, Ms. Munson, Mr. Bascobert and Mr. Di Iorio at the time such awards would have been made in the ordinary course of business, which is anticipated to be on or about March 6, 2019. The estimated value of the 2019 XO RS awards expected to be granted to each executive officer is $2,310,000, $1,375,000, $1,100,000 and $660,000 for Mr. Steib, Ms. Munson, Mr. Bascobert and Mr. Di Iorio, respectively.
Merger-Related Vesting for Executive Officers.   Upon a termination of an executive officer’s employment without cause or a resignation by the executive officer with good reason, in each case, at any time following the effective time of the merger, such executive officer’s (i) assumed RS awards and assumed option awards that relate to XO options and XO RS awards granted prior to September 24, 2018 would vest in full and be paid within 30 days following the end of the calendar quarter and (ii) assumed RS awards that relate to the 2019 XO RS awards will vest in the greater of  (a) if such termination occurs more than 90 days following the grant date, 50% of the assumed RS award and (b) a prorated amount of the assumed RS award based on service during the applicable vesting period, with such prorated amount rounded up to the nearest whole month. If the executive officer’s employment is terminated without cause or the executive officer resigns with good reason on or prior to the 90th day following the grant date, then the assumed awards that relate to the 2019 XO RS awards will vest prorata based on service during the applicable vesting period with such prorated amount rounded up to the nearest whole month. For an estimate of the amounts payable to the executive officers in respect of their XO options and XO RS awards in connection with the merger, please see “Interests of the Company’s Directors and Executive Officers in the Merger — Merger Related Compensation for XO Group’s Executive Officers” below.
Merger-Related Vesting for Non-Employee Directors.   At the effective time of the merger, any unvested XO RS awards held by our non-employee directors will vest on a prorated basis. Based on the number of outstanding, unvested XO RS awards held by our non-employee directors as of November 12, 2018 and the merger consideration of  $35.00, the estimated aggregate value of outstanding, unvested XO RS awards held by our non-employee directors that would vest upon the effective time of the merger is $387,625, assuming the effective time of the merger occurs on November 12, 2018. The estimated value of outstanding, unvested XO RS awards held by each non-employee director based on the assumptions described in the immediately preceding sentence is set forth in the following table. As of November 12, 2018, none of the non-employee directors held any outstanding XO options.

Name	Number of Shares Underlying XO RS Awards (#)	Value of Shares Underlying XO RS Awards ($)
Charles Baker	1,519	53,165
Diane Irvine	1,519	53,165
Barbara Messing	1,519	53,165
Peter Sachse	1,519	53,165
Michael Zeisser	3,875	135,625
Jan Hier-King	1,124	39,340
Existing XO Group Employment Agreements
We entered into employment agreements and/or offer letters (each, an “employment agreement”) with each of Mr. Steib, Ms. Munson, Mr. Bascobert and Mr. Di Iorio at or around the time the executive was hired or promoted into their current role. Per the employment agreements, upon a termination of the executive’s employment without cause or a resignation by the executive for good reason, each executive officer is entitled to: (i) a lump sum cash payment equal to 12 months’ base salary and (ii) continued participation in welfare benefit plans for 12 months following his or her termination date (or, for Mr. Bascobert, payment of COBRA premiums less the active employee rate for 12 months). For Mr. Steib, if he terminates his employment for good reason due to (x) a material diminution in his duties, authorities or responsibilities, (y) a change in reporting structure whereby he is required to report to an officer other than the CEO or any non-CEO executive officer does not report to him or (y) a breach of the provision of his employment agreement regarding his supervision and management of those aspects of the business that are conducted through a “pod” structure, his payment described in clause (i) would be increased to 24 months’ of base salary. The severance benefits payable to Mr. Steib, Ms. Munson and Mr. Bascobert are conditioned upon the executive officer’s execution and non-revocation of a release of claims. For one year following termination, each executive officer is subject to restrictions on competing with us, soliciting and hiring our employees and soliciting our customers and suppliers.
Agreements with WeddingWire
In connection with the execution of the merger agreement, at the request of the Permira Group, each of Mr. Steib, Ms. Munson and Mr. Bascobert signed a term sheet (the “retention term sheets”) with us and WeddingWire relating to their waivers of certain “good reason” triggers under existing compensation arrangements with us, and certain material terms of the retention of their services with WeddingWire following the effective time of the merger. Prior to the completion of the merger, XO Group will enter into amendments to each of the employment agreements with Mr. Steib, Ms. Munson and Mr. Bascobert detailing these terms. While, as of the date of this filing, Mr. Di Iorio has not entered into any agreements with us or WeddingWire regarding the retention of his services with WeddingWire following the effective time of the merger, it is possible that we, WeddingWire or our respective affiliates, may enter into employment or other arrangements with Mr. Di Iorio in the future, including under terms similar to those contained in the retention term sheets. In addition, upon his termination without cause or resignation with good reason during the one year following the merger, it is expected that Mr. Di Iorio would be entitled to receive a pro rata target bonus in addition to the severance payments he is entitled to under his severance agreement.
Pursuant to the retention term sheets, following the completion of the merger, Mr. Steib will serve as Co-Chief Executive Officer of WeddingWire and will serve on the board of directors of the parent entity of WeddingWire, and each of Ms. Munson and Mr. Bascobert will hold “C-suite” positions and report to the Co-Chief Executive Officers of WeddingWire. In addition, each of Mr. Steib, Ms. Munson and Mr. Bascobert agreed to waive his or her right to resign for “good reason” (as defined under the executive officer’s applicable employment agreement and equity awards) due to certain changes to his or her duties, responsibilities, authorities and reporting relationships that are expected to occur in connection with the merger. In exchange for such waiver, each executive officer will continue to be entitled to his or her 2019 base salary, target annual bonus and 2019 annual retention equity grant, the amounts of which are as follows: (i) the 2019 base salaries are $566,500, $437,091 and $424,360 for Mr. Steib, Ms. Munson and Mr. Bascobert, respectively, (ii) the 2019 target annual bonus opportunities are $566,500, $262,254 and $254,616 for Mr. Steib, Ms. Munson and Mr. Bascobert, respectively and (iii) the estimated 2019 retention annual equity grants are described above under “Interests of the Company’s Directors and Executive Officers in the Merger — Treatment of Equity Awards — 2019 Equity Grants.”
In addition, pursuant to the retention term sheets, on the earlier of a termination of the executive officer’s employment without cause by WeddingWire, certain resignations by the executive officer for good reason (after taking into account the waiver described above) or continued employment through a specified period of months after the merger (12 months for Mr. Steib and six months for each of Ms. Munson and Mr. Bascobert) (each, a “safe harbor period”), any then-unvested assumed options and assumed RS awards corresponding to XO Group awards granted prior to September 24, 2018 will fully vest and be paid out. Further, upon a resignation for any reason that occurs no more than 60 days prior to, and no less than 30 days prior to, the end of the applicable safe harbor period, or an earlier termination of the executive officer’s employment without cause by WeddingWire or certain earlier resignations for good reason (after taking into account the waiver described above) prior to the end of the applicable safe harbor period, the executive officer will receive (i) the severance payments and benefits to which the executive officer would be entitled to receive upon a resignation by the executive officer for good reason under his or her existing employment agreement (which, for Mr. Steib, would include the increase to 24 months of base salary) and a pro rata target annual bonus for the year of termination and (ii) with respect to those assumed RS awards that are in respect of the 2019 annual retention equity grants, the vesting of such awards as described above under “Interests of the Company’s Directors and Executive Officers in the Merger — Treatment of Equity Awards — Merger-Related Vesting.” If Mr. Steib, Ms. Munson and Mr. Bascobert are terminated without cause by WeddingWire or resign for certain good reasons after the safe harbor period, subject to his or her execution and non-revocation of a release of claims, he or she would be entitled to severance benefits equal to 12 months of base salary and benefits continuation and a pro rata target annual bonus for the year of termination, and the vesting of his or her 2019 annual equity retention grant as described above under “Interests of the Company’s Directors and Executive Officers in the Merger — Treatment of Equity Awards — Merger-Related Vesting for Executive Officers.” The severance payments and benefits described in this paragraph are in lieu of, and not in addition to, any potential severance payments or benefits that may otherwise be due to the applicable executive officer under any other agreement, plan or policy, including their employment agreements.
Retention
We may establish a cash-based retention program in the aggregate amount of  $5.5 million, of which up to $0.5 million may be granted to executive officers (other than the Chief Executive Officer, who is not eligible to participate in the retention program). 50% of each retention award will be earned on the closing date and will be payable within 30 days following the closing date and 50% of each retention award will be earned and payable on the first anniversary of the closing date, subject to continued employment through the applicable payment date. If a participant is terminated without cause (or, for executive officers, if the participant resigns with good reason), dies or becomes disabled, subject to the participant’s execution of a release of claims, any unvested portion of the retention award will become earned and payable upon such termination. As of the date hereof, no executive officer has been granted a retention award.
Indemnification and Insurance
Pursuant to the terms of the merger agreement, our directors and executive officers will be entitled to certain ongoing indemnification and coverage under trustees’ and officers’ liability insurance policies following the mergers. Such indemnification and insurance coverage is further described in the section entitled “The Merger Agreement — Indemnification and Insurance.”
Merger Related Compensation for XO Group’s Executive Officers
The information set forth in the table below is intended to comply with Item 402(t) of Regulation S-K, which requires disclosure of information about certain compensation for each of our executive officers that is based on or otherwise relates to the merger. For additional details regarding the terms of the payments described below, see the discussion under the caption “— Interests of the Company’s Directors and Executive Officers in the Merger” above.

The following table sets forth the amount of payments and benefits that may become payable to each of our executive officers in connection with the merger pursuant to all applicable compensation plans or agreements, assuming that the effective time of the merger occurs on November 12, 2018, which is the latest practicable date prior to the date of this filing and the assumed date of the effective time of the merger solely for purposes of the merger-related compensation disclosure, and that each executive officer incurs a termination without cause or resignation with good reason immediately following the effective time of the merger.
The amounts set forth in the narrative and tables below are estimates of amounts that would be payable to our executive officers based on multiple assumptions that may or may not actually occur, including the assumptions described above and in the footnotes below. Some of the assumptions are based on information not currently available and, as a result, the actual amounts received by our executive officers may differ materially from the amounts shown in the following table. In particular, none of our executive officers are expected to experience a termination of employment in connection with the merger.
Golden Parachute Compensation
Name	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Total ($)(6)
Michael Steib Chief Executive Officer	1,621,811	9,248,249	19,139	10,899,199
Gillian Munson Chief Financial Officer	663,420	5,038,138	—	5,701,558
Paul Bascobert President	644,097	3,528,903	22,756	4,195,756
Nic Di Iorio Chief Technology Officer	563,911	2,107,488	21,871	2,693,270

(1)
Cash severance consists of the following components, all of which are “double-trigger benefits” contingent upon the occurrence of a termination of the executive officer’s employment without cause or the executive officer’s resignation with good reason: (a) a lump sum cash payment equal to 12 months of base salary for Messrs. Bascobert and Di Iorio and Ms. Munson and 24 months of base salary for Mr. Steib and (b) a prorated target bonus. The estimated cash severance amounts and pro rata bonus amounts are based on each executive officer’s base salary and target bonus that will be in effect during calendar year 2019.

Name	Cash Severance	Pro Rata Bonus	Total
Michael Steib	1,133,000	488,811	1,621,811
Gillian Munson	437,091	226,329	663,420
Paul Bascobert	424,360	219,737	644,097
Nic Di Iorio	393,928	169,983	563,911
For more information regarding cash severance benefits, please see “— Interests of the Company’s Directors and Executive Officers in the Merger — Existing XO Group Employment Agreements” and “— Agreements with Wedding Wire.”
(2)
For all executive officers, the treatment of equity awards is a “double-trigger” benefit contingent upon the occurrence of a termination of the executive officer’s employment without cause or the executive officer’s resignation with good reason. The estimated value of the assumed options and assumed RS awards in the table below reflects (a) the number of unvested XO options and unvested XO RS awards held by each executive officer as of November 12, 2018 multiplied by (b) $35.00, less, in the case of options, the applicable per share exercise price. These estimates assume that all unvested XO options and XO RS awards held by each executive officer as of November 12, 2018, the latest practicable date prior to the date of this filing, remain unvested at the effective time of the merger. These estimates do not reflect the 2019 XO RS awards which are expected to be granted to our executive officers in

March 2019 or the value of vested options. For reference, the estimated value of the 2019 XO RS awards which are expected to be granted to each executive officer is $2,310,000, $1,375,000, $1,100,000 and $660,000 for Mr. Steib, Ms. Munson, Mr. Bascobert and Mr. Di Iorio, respectively.
	Value of Assumed Option Awards ($)	Value of Assumed RS Awards ($)	Total ($)
Michael Steib	6,063,984	3,184,265	9,248,249
Gillian Munson	3,298,498	1,739,640	5,038,138
Paul Bascobert	2,191,448	1,337,455	3,528,903
Nic Di Iorio	1,376,408	731,080	2,107,488
For more information regarding the treatment of equity awards, please see “— Interests of the Company’s Directors and Executive Officers in the Merger — Treatment of Equity Awards” and “— Agreements with Wedding Wire.”
(3)
Each executive officer is entitled to “double-trigger” welfare continuation upon the occurrence of a termination of the executive officer’s employment without cause or the executive officer’s resignation for good reason, which consists of continued participation in welfare benefit plans for 12 months following his or her termination date for Mr. Steib, Ms. Munson and Mr. Di Iorio and 12 months of COBRA premium payments (less active employee rates) for Mr. Bascobert. For more information regarding these benefits, please see “— Interests of the Company’s Directors and Executive Officers in the Merger — Existing XO Group Employment Agreements.”

Post-Closing Director Service
At the end of October 2018, following the announcement of the merger agreement on September 25, 2018, a representative of the Permira Group reached out to a representative of the Company to indicate that such representative was thinking about the potential composition of the Parent board of directors following the consummation of the merger and to express an interest in discussing, at an appropriate time, with one or more (and in any event a minority) of the current non-employee directors of the XO Group board of directors the possibility of such person(s) being invited to join the Parent board of directors, with any such service to commence following the closing of the merger. As of the date of this proxy statement, no such discussions have occurred regarding, and no agreements or commitments have been entered into between the Permira Group and the Company or any director with respect to, the foregoing.
Material U.S. Federal Income Tax Consequences of the Merger
The following is a general discussion of the material U.S. federal income tax consequences of the merger to U.S. holders (as defined below) of common stock whose shares are exchanged for cash pursuant to the merger. This discussion does not address U.S. federal income tax consequences with respect to holders other than U.S. holders. This discussion is based on the provisions of the Internal Revenue Code of 1986, as amended (referred to as the “Code”), applicable U.S. Treasury Regulations promulgated thereunder, judicial opinions and administrative rulings and published positions of the Internal Revenue Service (referred to as the “IRS”), each as in effect as of the date hereof. These authorities are subject to change or differing interpretations, possibly on a retroactive basis, and any such change or interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. This discussion is for general information purposes only and does not purport to be a complete analysis of all potential tax consequences. This discussion does not address any tax consequences arising under the unearned income Medicare contribution tax pursuant to the Health Care and Education Reconciliation Act of 2010 or the Foreign Account Tax Compliance Act of 2010 (including the Treasury Regulations promulgated thereunder and intergovernmental agreements entered into pursuant thereto or in connection therewith), nor does it address any considerations under state, local or foreign tax laws or U.S. federal tax laws other than those pertaining to U.S. federal income tax. This discussion is not binding on the IRS or the courts and, therefore, could be subject to challenge, which could be sustained. No ruling is intended to be sought from the IRS with respect to the merger.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of common stock that is for U.S. federal income tax purposes:
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a citizen or resident individual of the United States;

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a corporation, or other entity classified as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

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a trust if  (1) a court within the United States is able to exercise primary supervision over the trust’s administration, and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (2) such trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

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an estate the income of which is subject to U.S. federal income tax regardless of its source.

This discussion applies only to U.S. holders of shares of common stock who hold such shares as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). Further, this discussion does not purport to consider all aspects of U.S. federal income taxation that may be relevant to a U.S. holder in light of its particular circumstances, or that may apply to U.S. holders subject to special treatment under U.S. federal income tax laws (including, for example, insurance companies, dealers or brokers in securities or foreign currencies, traders in securities who elect to apply the mark-to-market method of accounting, holders subject to the alternative minimum tax, U.S. holders that have a functional currency other than the U.S. dollar, tax-exempt organizations, tax-qualified retirement plans, banks and other financial institutions, mutual funds, certain former citizens or former long-term residents of the United States, partnerships (or other entities or arrangements treated as partnerships for U.S. federal income tax purposes), S corporations or other pass-through entities or investors in such partnerships, S corporations or other pass-through entities, real estate investment trusts, regulated investment companies, U.S. holders who hold shares of common stock as part of a hedge, straddle, constructive sale, conversion or other integrated transaction, a holder required to accelerate the recognition of any item of gross income with respect to our common stock as a result of such income being recognized on an applicable financial statement, and U.S. holders who acquired their shares of common stock through the exercise of employee stock options or other compensation arrangements). This discussion also does not address the U.S. federal income tax consequences to holders of shares of common stock who exercise appraisal rights in connection with the merger under the DGCL.
If a partnership (including for this purpose any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of common stock, the tax treatment of a partner in such partnership will generally depend on the status of the partners and the activities of the partnership. If you are, for U.S. federal income tax purposes, a partner in a partnership holding shares of common stock, you should consult your tax advisor.
This discussion of material U.S. federal tax consequences is for general information purposes only and is not tax advice. Holders of common stock are urged to consult their own tax advisors to determine the particular tax consequences to them of the merger, including the applicability and effect of the alternative minimum tax, the unearned income Medicare contribution tax and any other U.S. federal, or state, local, foreign or other tax laws.
The receipt of cash by U.S. holders in exchange for shares of common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a U.S. holder who receives cash in exchange for shares of common stock pursuant to the merger will recognize gain or loss in an amount equal to the difference, if any, between (1) the amount of cash received and (2) the U.S. holder’s adjusted tax basis in its shares of common stock.
Any such gain or loss will be long-term capital gain or loss if a U.S. holder’s holding period in the shares of common stock surrendered in the merger is greater than one year as of the date of the merger. Long-term capital gains of certain non-corporate holders, including individuals, are generally subject to U.S. federal income tax at preferential rates. The deductibility of capital losses is subject to limitations. If a U.S. holder acquired different blocks of common stock at different times or different prices, such U.S. holder must determine its adjusted tax basis and holding period separately with respect to each block of common stock.

Information Reporting and Backup Withholding
Payments made in exchange for shares of common stock pursuant to the merger may be subject, under certain circumstances, to information reporting and backup withholding (currently at a rate of 24%). To avoid backup withholding, a U.S. holder that does not otherwise establish an exemption should complete and return to the applicable withholding agent a properly completed and executed IRS Form W-9, certifying under penalties of perjury that such U.S. holder is a “United States person” (within the meaning of the Code), that the taxpayer identification number provided is correct and that such U.S. holder is not subject to backup withholding.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against a holder’s U.S. federal income tax liability, if any, provided that such holder furnishes the required information to the IRS in a timely manner.
Regulatory Approvals
Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (referred to in this proxy statement as the “HSR Act”) and related rules and regulations, certain transactions, including the merger, may not be completed until notifications have been given and information furnished to the Antitrust Division and the FTC and all statutory waiting period requirements have been satisfied. Completion of the merger is subject to the expiration or termination of the applicable waiting period under the HSR Act. The Company and Parent filed their respective Notification and Report Forms with the Antitrust Division and the FTC on October 16, 2018, and the 30-day waiting period will expire at 11:59 p.m. on November 15, 2018, unless earlier terminated or extended.
At any time before or after the expiration of the statutory waiting periods under the HSR Act, the Antitrust Division or the FTC may take action under the antitrust laws, including seeking to enjoin the completion of the merger, to rescind the merger or to conditionally permit completion of the merger subject to regulatory conditions or other remedies. In addition, non-U.S. regulatory bodies and U.S. state attorneys general could take action under the antitrust laws as they deem necessary or desirable in the public interest, including, without limitation, seeking to enjoin the completion of the merger or permitting completion subject to regulatory conditions. Private parties may also seek to take legal action under the antitrust laws under some circumstances. There can be no assurance that a challenge to the merger on antitrust grounds will not be made or, if such a challenge is made, that it would not be successful.
The Company, Parent and Merger Sub are each required to promptly take, or to cause to be taken, all actions, and to do, or to cause to be done, and to assist and cooperate with the other in doing and, in the case of Parent, to cause (1) Merger Sub, (2) certain funds affiliated with Permira and Spectrum Equity, (3) the affiliates and general partners of Parent, Merger Sub, and certain funds affiliated with Permira and Spectrum Equity, (4) any person to which the rights and obligations of the foregoing under the merger agreement are assigned and (5) any “ultimate parent entity” (as defined in the HSR Act) of any of the foregoing (collectively, together with Parent, referred to in this proxy statement as the “Parent Entities”), to cooperate as necessary or appropriate with the other parties and to do, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by the merger agreement, subject to certain limitations. This includes using reasonable best efforts to obtain any required regulatory approvals. See the section of this proxy statement entitled “The Merger Agreement — Efforts to Complete the Merger —  Antitrust Matters.”
There can be no assurance that regulatory authorities will not impose conditions on the completion of the merger or require changes to the terms of the transaction.
Litigation Related to the Merger
On November 6, 2018, a purported XO Group stockholder commenced a putative class action lawsuit, captioned Levy v. Steib et al., No. 614999/2018 (N.Y. Sup. Ct. Nov. 6, 2018), in the Supreme Court of the State of New York. The complaint names XO Group and the members of XO Group’s board of directors as defendants. The complaint alleges, among other things, that the directors of the company breached fiduciary duties owed to the company’s public stockholders in approving the proposed merger, including by allegedly omitting material information from this proxy statement. Plaintiff seeks, among other things, an order requiring the disclosure of additional information in XO Group’s proxy materials, damages, and an award of attorneys’ fees. The company believes the allegations in the complaint are without merit. However, at this time it is not possible to predict the outcome of this matter or its effects on XO Group or the proposed merger. An adverse judgment for monetary damages could have an adverse effect on the operations and liquidity of the company. A preliminary injunction could delay or jeopardize the completion of the proposed merger, and an adverse judgment granting permanent injunctive relief could indefinitely enjoin completion of the proposed merger.
Delisting and Deregistration of Company Common Stock
If the merger is completed, the Company common stock will be delisted from the NYSE and deregistered under the Exchange Act.

THE MERGER AGREEMENT
The following is a summary of the material provisions of the merger agreement, a copy of which is attached to this proxy statement as Annex A and which is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. We encourage you to read carefully the merger agreement in its entirety, as the rights and obligations of the parties thereto are governed by the express terms of the merger agreement and not by this summary or any other information contained in this proxy statement.
Explanatory Note Regarding the Merger Agreement
The following summary of the merger agreement, and the copy of the merger agreement attached as Annex A to this proxy statement, are intended to provide information regarding the terms of the merger agreement and are not intended to provide any factual information about XO Group or modify or supplement any factual disclosures about XO Group in its public reports filed with the SEC. In particular, the merger agreement and the related summary are not intended to be, and should not be relied upon as, disclosures regarding the actual state of any facts and circumstances relating to XO Group. The merger agreement contains representations and warranties by and covenants of XO Group, Parent and Merger Sub, and they were made only for purposes of the merger agreement and as of specified dates. The representations, warranties and covenants in the merger agreement were made solely for the benefit of the parties to the merger agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the merger agreement instead of establishing these matters as facts, and may be subject to contractual standards of materiality or material adverse effect applicable to the contracting parties that generally differ from those applicable to investors. In addition, information concerning the subject matter of the representations, warranties and covenants may change after the date of the merger agreement, which subsequent information may or may not be fully reflected in XO Group’s public disclosures. The representations, warranties and covenants in the merger agreement and any descriptions thereof should be read in conjunction with the disclosures in XO Group’s periodic and current reports, proxy statements and other documents filed with the SEC. See the section of this proxy statement entitled “Where You Can Find Additional Information.” Moreover, the description of the merger agreement below does not purport to describe all of the terms of such agreement and is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Annex A and is incorporated herein by reference.
Additional information about XO Group may be found elsewhere in this proxy statement and XO Group’s other public filings. See the section of this proxy statement entitled “Where You Can Find Additional Information.”
Structure of the Merger; Certificate of Incorporation; Bylaws; Directors and Officers
At the effective time, Merger Sub will merge with and into XO Group, and the separate corporate existence of Merger Sub will cease. XO Group will be the surviving corporation in the merger and will continue its corporate existence as a Delaware corporation and a wholly owned subsidiary of Parent. At the effective time, the certificate of incorporation of the surviving corporation will be amended and restated in its entirety to be in the form of the certificate of incorporation of Merger Sub, except that the name of the surviving corporation will be “XO Group Inc.” At the effective time, the bylaws of the surviving corporation will be amended and restated in their entirety to be in the form of the bylaws of Merger Sub, except that the name of the surviving corporation will be “XO Group Inc.”
The individuals holding positions as directors of Merger Sub immediately prior to the effective time will become the initial directors of the surviving corporation. The individuals holding positions as officers of XO Group immediately prior to the effective time will become the initial officers of the surviving corporation.

When the Merger Becomes Effective
The closing of the merger will take place (1) at 9:00 a.m., New York City time, no later than the third business day following the satisfaction or waiver (if permissible under applicable law) of all of the conditions set forth in the merger agreement (other than those conditions that by their nature are to be satisfied at the closing of the merger, but subject to the satisfaction or waiver of those conditions at the closing), or (2) at another date and time mutually agreed upon in writing between XO Group and Parent; provided, that the closing will not occur earlier than November 23, 2018. For purposes of the merger agreement, “business day” refers to any day except a Saturday, a Sunday or any other day on which commercial banks are required or authorized to close in New York, New York.
On the closing date, XO Group and Parent will file a certificate of merger with the Secretary of State of the State of Delaware. The merger will become effective at the time when the certificate of merger has been duly filed with the Secretary of State of the State of Delaware, or at such later time as may be agreed by the parties in writing and specified in the certificate of merger.
Effect of the Merger on the Common Stock
At the effective time, each share of Company common stock issued and outstanding immediately before the effective time (other than (1) shares held by XO Group in treasury or by Parent or Merger Sub (referred to in this proxy statement as “cancelled shares”), (2) shares held by any wholly owned subsidiary of XO Group or any wholly owned subsidiary of Parent (other than Merger Sub) (referred to in this proxy statement as “converted shares”) and (3) shares held by stockholders of the Company who have not voted in favor of, or consented in writing to, the adoption of the merger agreement and who have properly exercised appraisal rights with respect to their shares in compliance with Section 262 of the DGCL (referred to in this proxy statement as “dissenting shares,” and the shares referred to in clauses (1), (2) and (3), “excluded shares”)) will automatically be cancelled and converted into the right to receive the merger consideration, upon surrender of certificates or book-entry shares. The merger consideration will be $35.00 per share in cash, without interest and subject to any required tax withholding.
At the effective time, each of the cancelled shares will automatically be cancelled without payment of any consideration and will cease to exist. In addition, at the effective time, each of the converted shares held by a wholly owned subsidiary of the Company or Parent (other than Merger Sub) will automatically be converted into shares of common stock, par value $0.01 per share, of the surviving corporation, such that each such subsidiary’s ownership percentage of the surviving corporation immediately after the effective time will equal its ownership percentage in XO Group immediately prior to the effective time. As of the date hereof, there are not expected to be any converted shares.
At the effective time, each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the effective time will be converted into one fully paid and nonassessable share of common stock, par value $0.01 per share, of the surviving corporation.
Treatment of Company Equity Awards
Vested Options.   At the effective time of the merger, each outstanding, vested XO option will be cancelled and converted into the right to receive an amount in cash equal to (i) the total number of shares of common stock subject to such XO option multiplied by (ii) the excess, if any, of the merger consideration over the per share exercise price applicable to such XO option, subject to any applicable tax withholding.
Unvested Options.   At the effective time of the merger, each outstanding, unvested XO option will be assumed and converted into a cash award (the “assumed option award”) in an amount equal to (i) the total number of shares of common stock subject to such XO option multiplied by (ii) the excess, if any, of the merger consideration over the per share exercise price applicable to such XO option, which will vest and become payable on the regularly scheduled vesting dates in accordance with the terms and conditions that applied to such award immediately prior to the effective time (except that any vested cash amounts will be paid out, less any applicable tax withholding, within 30 days following the end of the calendar quarter in which the vesting date occurs).

Restricted Stock Awards.   At the effective time of the merger, each outstanding, unvested XO RS award will be assumed and converted into a cash award (the “assumed RS award”) in an amount equal to (i) the total number of shares of common stock subject to such XO RS award multiplied by (ii) the merger consideration, which will vest and become payable on the regularly scheduled vesting dates in accordance with the terms and conditions that applied to such award immediately prior to the effective time (except that any vested cash amounts will be paid out, less any applicable tax withholding, within 30 days following the end of the calendar quarter in which the vesting date occurs).
ESPP.   The Amended and Restated 2009 Employee Stock Purchase Plan, which we refer to as the ESPP, will continue in effect through the current offering period (i.e., through January 31, 2019). If you are not currently participating in the ESPP, you will not be permitted to participate in the current offering period. If you are currently participating in the ESPP, you will not be permitted to increase your payroll deductions for the current offering period. After the completion of this current offering period (e.g., after January 31, 2019), the ESPP will be suspended and we will not offer any future offering periods under the ESPP. If the effective time of the merger occurs prior to the end of the current offering period, the last day of the current offering period will be accelerated to a date prior to the closing of the transaction, your funds contributed to the ESPP will be used to purchase common shares, and your common shares will be treated like all other shares of common stock.
Payment for Common Stock in the Merger
At or prior to the effective time, Parent will deposit, or cause to be deposited, with a paying agent in trust for the benefit of holders of shares cash sufficient to pay the aggregate merger consideration.
As soon as reasonably practicable (and no later than three business days) after the effective time, Parent will cause the paying agent to mail to each holder of record of a certificate or book-entry share that immediately prior to the effective time represented shares of Company common stock (other than excluded shares) (1) a letter of transmittal or transfer such book-entry shares to the paying agent and (2) instructions for effecting the surrender of such certificates to the paying agent in exchange for payment of the merger consideration (without interest and subject to any required tax withholding). Upon surrender to the paying agent of certificates, together with the letter of transmittal, duly completed and validly executed, and such other customary documents as may be reasonably required, the holder of such certificates or book-entry shares will be entitled to receive payment of the merger consideration which the holder is entitled to pursuant to the merger agreement in respect of each share formerly represented by such certificate (without interest and after giving effect to any required tax withholding).
Representations and Warranties
The merger agreement contains representations and warranties of XO Group, subject to certain exceptions in the merger agreement, in the company disclosure schedule delivered in connection with the merger agreement and in XO Group’s public filings, as to, among other things:
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organization and power to do business;

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subsidiaries;

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capitalization;

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corporate power and authority relating to the execution, delivery and performance of the merger agreement;

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consents and approvals relating to the execution, delivery and performance of the merger agreement and the absence of certain violations;

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the forms, reports, statements, certifications, schedules and other documents required to be filed or furnished with the SEC, compliance of the consolidated financial statements of the Company included in such documents, the establishment and maintenance of certain disclosure controls and procedures and internal control over financial reporting, the absence of material unresolved complaints, allegations, assertions or claims regarding the Company’s accounting practices and compliance in all material respects with applicable listing and corporate governance rules and regulations of the NYSE;

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the absence of certain changes or events;

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the accuracy of the information supplied for the purposes of this proxy statement;

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compliance with applicable laws;

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tax returns and other tax matters;

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the absence of certain liabilities;

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the absence of certain actions, proceedings or orders;

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employee benefit plans and other agreements, plans and policies with or concerning employees;

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intellectual property, privacy and information technology;

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material contracts;

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real and personal property matters;

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the absence of certain liabilities relating to, and violations of, environmental laws;

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insurance policies;

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the opinion of the Company’s financial advisor;

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broker’s fees;

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takeover statutes and absence of anti-takeover agreements and plans; and

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related party transactions.

The merger agreement also contains representations and warranties of Parent and Merger Sub, subject to certain exceptions in the merger agreement and the parent disclosure schedule delivered in connection with the merger agreement, as to, among other things:
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organization and power to do business;

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capitalization and activities of Merger Sub;

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corporate power and authority relating to the execution, delivery and performance of the merger agreement;

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consents and approvals relating to the execution, delivery and performance of the merger agreement and the absence of certain violations and sources of conflicting interests;

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the accuracy of the information supplied for the purposes of this proxy statement;

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the absence of certain actions, proceedings or orders;

•
the executed equity commitment letters and debt commitment letter providing for a commitment to provide equity financing and debt financing, respectively, to Parent, and the sufficiency of the proceeds to be disbursed under the commitment letters, together with other sources of financing available to Parent, to pay the aggregate merger consideration and the other amounts payable under the merger agreement, and the enforceability of the commitment letters;

•
the fee funding agreements delivered by certain funds affiliated with Permira and Spectrum Equity agreeing to fund certain obligations of Parent in connection with the merger agreement;

•
the absence of beneficial ownership of Company shares by Parent and its subsidiaries;

•
broker’s fees; and

•
solvency.

Some of the representations and warranties in the merger agreement are qualified by materiality qualifications or a “company material adverse effect” or “parent material adverse effect” qualification, as discussed below.

For purposes of the merger agreement, a “company material adverse effect” means any fact, circumstance, change, event, occurrence or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the financial condition, business or results of operations of XO Group and its subsidiaries, taken as a whole. However, none of the following, and no effect arising out of, relating to or resulting from the following, will constitute or be taken into account in determining whether a company material adverse effect has occurred or would reasonably be expected to occur:
•
any facts, circumstances, changes, events, occurrences or effects generally affecting (a) the industries in which XO Group and its subsidiaries operate or (b) the economy, credit, debt, securities or financial or capital markets in the United States or elsewhere in the world, including changes in interest or exchange rates or deterioration of the credit markets generally;

•
any facts, circumstances, changes, events, occurrences or effects, to the extent arising out of, resulting from or attributable to (a) changes or prospective changes (1) in law, (2) in GAAP or (3) other accounting standards, or any changes or prospective changes in the interpretation or enforcement of any of the foregoing, (b) entry into, consummation and performance of the merger agreement and the transactions contemplated by the merger agreement and the public announcement thereof, including the impact thereof on relationships with customers, suppliers, vendors, advertisers, distributors, partners, employees, regulators or third parties (except with respect to XO Group’s representations and warranties and the related closing condition relating to the absence of certain violations), (c) acts of war (whether or not declared) or any outbreaks of hostilities, sabotage or terrorism (including cyber-attacks and computer hacking), or escalations or worsening thereof, (d) weather, pandemics, earthquakes, hurricanes, tornados, natural disasters, climatic conditions or other acts of God, whether or not weather-related, (e) regulatory and political conditions or developments, (f) any change resulting or arising from the identity of, or any facts or circumstances relating to, Parent, Merger Sub or any of their respective affiliates, (g) any legal proceedings made or brought by any current or former stockholders of XO Group (on their own behalf or on behalf of XO Group), but in any event only in their capacities as current or former stockholders, or otherwise under the DGCL or other applicable law, or other litigation, arising out of or related to the merger agreement or the transactions contemplated by the merger agreement, (h) actions or omissions of XO Group or any of its subsidiaries requested or consented to in writing by Parent or required by the merger agreement, (i) any decline in the market price, or change in trading volume of the common stock of XO Group (or the volatility thereof), (j) any failure to meet any internal or public projections, forecasts or estimates of revenue, earnings, cash flow or cash position or other metrics, (k) the effect of seasonal changes and patterns on the results of operations, business or financial condition of the Company, or (l) the failure to obtain any approvals or consents from any governmental entity in connection with the transactions contemplated by the merger agreement or any delay in obtaining any such approvals or consents.

However, with respect to the matters described in clauses (a)(1), (c) and (d) of the second bullet point above, such facts, circumstances, changes, events occurrences or effects may be taken into account to the extent that they have a disproportionate adverse effect on XO Group and its subsidiaries, taken as a whole, in relation to others in the industries of XO Group and its subsidiaries, but only to the extent of the incremental disproportionate impact on XO Group and its subsidiaries. In addition, the underlying cause of any decline, change or failure referred to in clauses (i) and (j) of the second bullet point above may be taken into account unless the underlying clause is otherwise excluded by the merger agreement.
For purposes of the merger agreement, a “parent material adverse effect” means any fact, circumstance, change, event occurrence or effect that, individually or in the aggregate, has, or would reasonably be expected to have, a material adverse effect on Parent’s or Merger Sub’s ability to timely consummate the transactions contemplated by the merger agreement, including the merger.
Conduct of Business Pending the Merger
The merger agreement provides that, from and after the date of the merger agreement and prior to the effective time or termination of the merger agreement, except with Parent’s prior written consent (which consent may be withheld or given in Parent’s sole discretion, except in the case of the actions prohibited by the fifth, sixth, seventh, eighth, tenth, twelfth, thirteenth, fourteenth, fifteenth, sixteenth, seventeenth, eighteenth, nineteenth and twentieth bullet points, with respect to which Parent has agreed to not unreasonably withhold, delay or condition its prior written consent), as required by applicable law, as expressly contemplated by the merger agreement or as set forth in the disclosure schedules to the merger agreement, XO Group will, and will cause its subsidiaries to, carry on its business in all material respects in the ordinary course of business consistent with past practice and use commercially reasonable efforts to preserve its business organization intact and maintain relations with key customers, suppliers and other third parties with whom XO Group and its subsidiaries have significant business relationships, and will not and will cause its subsidiaries not to, take any of the following actions:
•
(1) declare, set aside or pay any dividends on, or make any other distributions in respect of, any of its capital stock or equity interests, except for dividends or distributions by a subsidiary of the Company to the Company or to another subsidiary of the Company or (2) enter into any voting agreements, voting trusts, or stockholders agreements with respect to the voting of, or providing for registration rights with respect to, the capital stock or other equity interests of the Company or any of its subsidiaries (other than proxies with respect to voting at meetings of the Company’s stockholders);

•
other than in the case of subsidiaries of the Company, split, combine, subdivide, adjust, amend the terms of or reclassify any of its capital stock or equity interests;

•
issue, deliver, sell, pledge, grant, transfer or otherwise encumber any shares of its capital stock or other equity securities or any option, warrant or other right to acquire or receive any shares of its capital stock or other equity securities, or redeem, purchase or otherwise acquire any shares of its capital stock or other equity securities, other than (1) in connection with the exercise, vesting or settlement, as applicable, of Company equity awards outstanding as of the date of the merger agreement, including with respect to the satisfaction of tax withholding and, with respect to Company stock options, the payment of the exercise price and (2) the grant of any liens to secure obligations of the Company or any of its subsidiaries in respect of any indebtedness permitted under the eighth bullet point in this section;

•
amend or otherwise change the certificate of incorporation or bylaws of the Company or amend or otherwise change in any material respect other similar organizational documents of any of its subsidiaries;

•
other than in the ordinary course of business consistent with past practice or pursuant to transactions that would be permissible under the seventh bullet point in this section or in transactions among wholly owned subsidiaries of the Company (by merger, consolidation, purchase of stock or assets or otherwise), (1) acquire any entity, business or assets that constitute a business or division of any person or (2) make any investments in or loans or capital contributions to any other person (other than the Company or any of its subsidiaries), for an amount in excess of  $5 million in the aggregate with respect to both (1) and (2) combined;

•
make or commit to make any capital expenditures that exceed $1 million in the aggregate, other than capital expenditures (1) that do not exceed any budgeted capital expenditure amount set forth in the company disclosure schedule (a “budgeted amount”) (provided that in the event the effective time has not occurred prior to January 1, 2019, the Company may establish and/or update any such budgeted amount for any subsequent period, including through the fiscal year ending December 31, 2019, and make or commit to make capital expenditures in accordance with such budget so long as such amounts are no greater than 125% in the aggregate of the budgeted amount) or (2) in the ordinary course of business;

•
other than in the ordinary course of business consistent with past practice or in transactions among wholly owned subsidiaries of the Company, sell, lease, license, encumber (other than liens securing indebtedness permitted under the eighth bullet point in this section or permitted liens), allow the expiration or lapse of  (with respect to registered intellectual property) or otherwise dispose of  (by merger, consolidation, sale of stock or assets or otherwise) any entity, business, property or assets for a purchase price or (if not purchase price is received) with a book or fair market value in excess of  $1 million individually or $3 million in the aggregate;
•
create, incur, assume, or otherwise be liable with respect to any material indebtedness for borrowed money, other than (1) indebtedness solely among the Company and its subsidiaries or among its subsidiaries, (2) pursuant to contracts in effect on the date of the merger agreement, (3) to finance acquisitions or investments permitted under the fifth bullet point in this section or (4) under short-term debt or overdraft facilities in an amount not to exceed $1 million in the aggregate, in each case as refinanced, replaced, amended or renewed on substantially similar terms from time to time; provided, however, that any indebtedness incurred in accordance with this bullet point will be repayable at closing without penalty;

•
issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Company or any of its subsidiaries, guarantee any debt securities of another person (other than the Company or any of its subsidiaries), enter into any “keep well” or other agreement to maintain any financial statement condition of another person (other than the Company or any of its subsidiaries) or enter into any arrangement having the economic effect of any of the foregoing;

•
other than in the ordinary course of business, enter into, renew (other than any automatic renewal) or extend, materially amend, or terminate, or materially waive any material right under, any material contract, or enter into or materially amend any contract that, if existing on the date of the merger agreement, would be a material contract, other than entering into any contract solely to the extent effecting a capital expenditure acquisition, disposition or other transaction permitted by the merger agreement;

•
merge, combine or consolidate the Company or any of its subsidiaries with and into any other person, other than, in the case of any Subsidiary of the Company, to effect any acquisition permitted by the fifth bullet point in this section or any disposition permitted by the seventh bullet point in this section and other than transactions among subsidiaries of the Company;

•
adopt or enter into a plan of complete or partial liquidation or dissolution, restructuring, recapitalization or reorganization (other than the merger or the dissolution of a dormant subsidiary);

•
other than transaction litigation, waive, settle or compromise or agree to settle any pending or threatened action against the Company or any of its subsidiaries (excluding any audit, claim or other proceeding or action in respect of taxes), other than waivers, settlements or agreements (1) for an amount not in excess of  $2 million in the aggregate (excluding amounts to be paid under existing insurance policies or renewals thereof) and (2) that do not impose any material restrictions on the operations or businesses of the Company and its subsidiaries, taken as a whole, or any equitable relief on, or the admission of wrongdoing by, the Company and any of its subsidiaries;

•
except as required by any Company benefit plan, (1) increase the compensation of any director, employee or independent contractor of the Company or any of its subsidiaries, except for increases in base salary or fees for employees and independent contractors in the ordinary course of business in accordance with past practice, with such increases to in no event exceed (a) 5% in the aggregate with respect to each functional unit or division, (b) for any individual employee or independent contractor, 15% of such individual’s (other than an executive officer) then current base salary or fees, and (c) 3% of any executive officer’s annual base salary, (2) adopt any new employee benefit plan or arrangement or amend, modify or terminate or alter the prior interpretation of any existing Company benefit plan (including, without limitation, adopting, amending or modifying any bonus, incentive or commission plans relating to performance or sales periods that begin on or after the date of the merger agreement), in each case, other than (a) as would not materially increase the cost to the Company or its subsidiaries (except with respect to bonus, incentive or commission plans relating to performance or sales period that begin on or after the date of the merger agreement) or (b) agreements that are entered into in the ordinary course of business with newly hired employees that do not provide for severance benefits (it being understood that such newly hired employees will be eligible to participate in the Company severance policy), (3) take any action to accelerate the vesting or payment, or the funding of any payment or benefit under any Company benefit plan, (4) grant any additional rights to or make any payments with respect to cash-based or equity-based long-term incentive, change in control, severance or termination pay to any employee (in each case, except for payments required under existing Company benefit plans in the ordinary course of business or as otherwise required by law) or (5) enter into any collective bargaining agreements or any other similar agreement with any labor union;
•
hire any officers or employees with total target annual cash compensation (which includes base salary, 25% of annual bonus and the value of employee benefits) in excess of  $250,000, or terminate the services of any officers or employees with total target annual cash compensation (which includes base salary, 25% of annual bonus and the value of employee benefits) in excess of $250,000 or take any action that would reasonably be expected to result in such officer or other employee having the right to terminate for “good reason” or any term of similar meaning pursuant to any agreement or arrangement with the Company or any of its subsidiaries;

•
make any change in financial accounting methods, principles, policies or practices of the Company or any of its subsidiaries, except insofar as may be required by GAAP (or any interpretation or enforcement thereof), the Company’s outside auditors, or applicable law;

•
change or revoke any material election with respect to taxes, change any annual tax accounting period or change (or, except in the ordinary course of business, adopt) any material method of tax accounting, materially amend any material tax return, surrender any right to claim a material tax refund, or agree or settle any material claim or assessment in respect of taxes;

•
enter into any new line of business outside of the Company’s and its subsidiaries’ existing businesses on the date of the merger agreement;

•
enter into or amend in any manner any contract with any executive officer or director of the Company covered under Item 404 of Regulation S-K under the Securities Act or make any payment to any Person that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act (other than any payments pursuant to contracts or Company benefit plans made available to Parent or as expressly permitted pursuant to the fourteenth bullet point in this section);

•
except as otherwise provided in the merger agreement, unless replaced with a policy with comparable coverage, terminate or fail to exercise renewal rights with respect to any material insurance policy; or

•
agree to take, make any commitment to take, or adopt any resolutions of the board authorizing any of the actions prohibited by the foregoing.

Access
Subject to certain exceptions and limitations, from and after the date of the merger agreement and prior to the effective time or earlier termination of the merger agreement, upon reasonable request, XO Group is required to, and is required to cause its subsidiaries to, afford to Parent, Merger Sub and/or their respective representatives reasonable access, during normal business hours, to XO Group’s officers, key employees, properties, offices and other facilities, books, contracts and records, provided that:
•
the foregoing will not require XO Group or its subsidiaries to permit access to (a) any inspection or information that would violate any of its confidentiality obligations, (b) any information to the disclosure of which would result in the loss of attorney-client privilege, accountant-client privilege or other similar privilege applicable to such documents or information, trade secret protection or the protection afforded under the work product doctrine, (c) information that, in XO Group’s reasonable opinion, would violate any applicable law or result in a breach of a contract to which XO Group or any of its subsidiaries were bound or (d) any information related to the negotiation and execution of the merger agreement or to transactions potentially competing with or alternative to the transactions contemplated by the merger agreement or proposals from other third parties relating to any competing or alternative transactions (including acquisition proposals (as defined below)) and the actions of XO Group’s board of directors (or any committee thereof) with respect to any of the foregoing, whether prior to or after execution of the merger agreement (provided, that in the event the restrictions of the foregoing clauses (a) and (b) apply, the Company will provide Parent (or alternatively one or more of the Parent Entities) with a reasonable description of the general nature of the information not provided and the Company will, at Parent’s request, reasonably cooperate in good faith to design and implement alternative disclosure arrangements to enable Parent (or alternatively one or more of the Parent Entities) to evaluate any such information, in each case without resulting in any such violation or loss); and
•
any such investigation must be conducted in a manner so as not to interfere unreasonably with the normal business operations of XO Group or its subsidiaries or otherwise result in any undue burden with respect to the prompt and timely discharge of their respective employees’ normal duties and Parent must use its commercially reasonable efforts to minimize to the extent reasonably practicable any disruption to the businesses of the Company that may result from any such requests for access.

In addition, Parent and XO Group have agreed that each of Parent and XO Group, as it deems advisable and necessary, may reasonably designate as contemplated by the confidentiality agreements existing between them, competitively sensitive material provided to the other as “outside counsel only material” or with similar restrictions (including provision of materials to one or more of the Parent Entities or representatives thereof other than Parent or Merger Sub), and such materials and the information contained therein may be given only to the outside counsel of the recipient, or otherwise as the restriction indicates, and be subject to any additional confidentiality or joint defense agreement between the parties.
In addition, XO Group and Parent are required to promptly notify the other (1) of any actions commenced against such party or any of its affiliates or representatives in connection with, arising from or relating to the merger agreement or the transactions contemplated by the merger agreement, (2) any material written notice from any person alleging that the approval or consent of such person is or may be required in connection with the merger or the other transactions contemplated by the merger agreement or (3) any written notice or other communication from any governmental entity or securities exchange in connection with the merger or the other transactions contemplated by the merger agreement.
Acquisition Proposals; No Solicitation
Actions Prior to “No-Shop Period Start Date”
Pursuant to the merger agreement, until 11:59 p.m. (New York time) on November 8, 2018 (which we refer to in this proxy statement as the “no-shop period start date”), XO Group, its subsidiaries, and their respective representatives, were permitted to:
•
initiate, solicit and encourage any inquiries with respect to or the making of any proposal or offer that constitutes or would reasonably be expected to lead to an acquisition proposal;

•
engage in and otherwise participate in any discussions or negotiations regarding an acquisition proposal or that would reasonably be expected to lead to an acquisition proposal;

•
cooperate with, assist, participate in or facilitate any such inquiries, proposals, offers, discussions or negotiations or any effort or attempt to make any acquisition proposal, including by granting a waiver, amendment or release under any pre-existing confidentiality, “standstill” or similar provision; and

•
provide non-public information to any person relating to the Company or any of its subsidiaries with respect to an acquisition proposal pursuant to an acceptable confidentiality agreement (subject to the requirement that the Company promptly (and in any event within 48 hours) make available to Parent and Merger Sub any material non-public information concerning the Company or its subsidiaries that is provided to any such person or group of persons which was not previously made available to Parent or Merger Sub).

Actions Following “No-Shop Period Start Date”
From the no-shop period start date, except as permitted by the merger agreement, XO Group must not, and XO Group must use its reasonable best efforts to cause its representatives, its subsidiaries and each of their respective representatives to not, directly or indirectly:
•
initiate, solicit or knowingly encourage or knowingly facilitate any inquiries, expressions of interest, proposals or offers that constitute or would reasonably be expected to lead to an acquisition proposal;

•
engage in or otherwise participate in any discussions or negotiations regarding an acquisition proposal or that would reasonably be expected to lead to an acquisition proposal (other than, in response to an unsolicited inquiry, to ascertain facts from the person making such acquisition proposal for the sole purpose of informing itself about such acquisition proposal and the person that made it and to refer the inquiring person to the non-solicitation provisions of the merger agreement);

•
provide (including through access to any data room) any non-public information to any person relating to the Company or any of its subsidiaries with respect to an acquisition proposal or that the Company reasonably expects would be used for the purposes of formulating an acquisition proposal;

•
enter into any agreement, letter of intent, memorandum of understanding, agreement in principle or contract with respect to any acquisition proposal (other than an acceptable confidentiality agreement entered into in accordance with the terms of the merger agreement) (which we refer to in this proxy statement as an “alternative acquisition agreement”);

•
submit any acquisition proposal or any matter related thereto to the vote of the stockholders of the Company; or

•
resolve or agree to do any of the foregoing.

Pursuant to the merger agreement, an “acquisition proposal” means any proposal or offer from any person (other than Parent and its subsidiaries) relating to, in a single transaction or series of transactions:
•
a merger, consolidation, dissolution, liquidation, recapitalization, share exchange, business combination or similar transaction involving XO Group as a result of which the stockholders of XO Group immediately prior to the transaction would cease to own at least 80% of the total voting power of XO Group or any surviving entity (or any direct or indirect parent thereof) immediately following the transaction;

•
the acquisition by any person or group of persons of more than 20% of the total voting power represented by the outstanding voting securities of XO Group;

•
a tender offer or exchange offer or other transaction which, if consummated, would result in a direct or indirect acquisition by any person or group of persons of more than 20% of the total voting power represented by the outstanding voting securities of XO Group; or

•
the acquisition in any manner, directly or indirectly, of over 20% of the consolidated assets of XO Group and its subsidiaries, in each case other than the transactions contemplated by the merger agreement.

Existing Discussions or Negotiations
Pursuant to the merger agreement, XO Group has agreed to, and XO Group has agreed to use its reasonable best efforts to cause its representatives, its subsidiaries and each of their respective representatives to, immediately cease and cause to be terminated all discussions, negotiations, solicitation or encouragement with any persons that may be ongoing with respect to an acquisition proposal as of the date of the merger agreement. In addition, XO Group has agreed to, promptly (and in any event within 48 hours) after the no-shop period start date, except as it may relate to any excluded party (as defined below), terminate or cause to be terminated access to any data room or other access to the data of XO Group, in each case relating to or in connection with, any potential acquisition proposal and to instruct each person that has previously executed a confidentiality agreement in connection with such person’s consideration of an acquisition proposal to return to XO Group or destroy any non-public information previously furnished to such person or to any representatives of such person by or on behalf of XO Group, subject to the right of XO Group to continue to engage in the activities described in the section of this proxy statement entitled “The Merger Agreement — Actions Prior to ‘No-Shop Period Start Date’” with respect to any excluded party and its representatives, including with respect to any amended or modified acquisition proposal submitted by any excluded party following the no-shop period start date so long as XO Group complies with the non-solicitation restrictions described below with respect to such activities.
Pursuant to the merger agreement, an “excluded party” means any person or group from which XO Group or any of its representatives (on behalf of XO Group) has received, after the execution of the merger agreement and prior to the no-shop period start date, a bona fide written acquisition proposal that (1) the board determines, prior to the no-shop period start date, in good faith, after consultation with its outside legal counsel and financial advisor, constitutes a superior proposal (as defined below) and (2) remains pending as of, and will not have been withdrawn or otherwise abandoned prior to, the no-shop period start date. A person or group will cease to be an excluded party (1) immediately upon the withdrawal or termination of the acquisition proposal submitted by such excluded party (unless, prior to or substantially concurrently with such withdrawal or termination, such person or group has made another acquisition proposal that has not been withdrawn or terminated) or (2) immediately at 5:00 p.m. (New York City time) on the tenth day immediately following the no-shop period start date to the extent that a withdrawal or termination described in the preceding clause (1) has not earlier occurred.
Receipt of Acquisition Proposals
Notwithstanding certain provisions of the merger agreement described above, at any time following the no-shop period start date and prior to the time the company stockholder approval (as defined below) is obtained, if  (i) the Company receives a bona fide written acquisition proposal from a third party, (ii) such acquisition proposal was not solicited, initiated, encouraged, facilitated or otherwise obtained in breach, in any material respect, of the non-solicitation provisions of the merger agreement and (iii) the board determines in good faith after consultation with the Company’s financial advisor and outside legal counsel that such acquisition proposal constitutes or could reasonably be expected to lead to a superior proposal, then the Company and its representatives may (1) provide information to such person or group of persons (including their respective representatives and prospective equity and debt financing sources) if the Company receives from such person or group of persons (or has received from such person or group of persons) an acceptable confidentiality agreement and (2) engage or participate in any discussions or negotiations with such person or group of persons and its representatives, in each case, subject to the requirement that the Company must:
•
promptly (and in any event within 48 hours) make available to Parent and Merger Sub any material non-public information concerning the Company or its subsidiaries that is provided to any such person or group of persons which was not previously made available to Parent or Merger Sub; and

•
give Parent written notice of such determination promptly (and in any event within 48 hours) after the board makes such determination.

Pursuant to the merger agreement, a “superior proposal” means a bona fide written acquisition proposal that the XO Group board of directors has determined in its good faith judgment, after consultation with its financial advisor and outside legal counsel, and taking into consideration, among other things, all of the terms, conditions and other aspects and risks of such acquisition proposal and the merger agreement to be more favorable to XO Group’s stockholders from a financial point of view than the transactions contemplated by the merger agreement (including, if applicable, any revisions to the merger agreement made or proposed in writing by Parent pursuant to the merger agreement prior to the time of determination to which Parent has irrevocably committed); provided, that for purposes of the definition of “superior proposal,” the references to “20%” and “80%” in the definition of acquisition proposal will be deemed to be references to “50%.”

Change in Board Recommendation
The XO Group board of directors has unanimously recommended that XO Group stockholders vote “FOR” the proposal to adopt the merger agreement and the transactions contemplated by the merger agreement.
Except as expressly permitted by the merger agreement, the XO Group board of directors may not:
•
publicly withhold, withdraw, amend, qualify or modify (or publicly propose to withhold, withdraw, amend, qualify or modify), in each case in a manner adverse to Parent, the recommendation of the XO Group board of directors that the Company’s stockholders adopt the merger agreement (referred to in this proxy statement as the “company recommendation”) or any other approval, recommendation or declaration of advisability by the board or any such committee of the merger agreement, the merger or any of the other transactions contemplated by the merger agreement;

•
submit any acquisition proposal or any matter related thereto to the vote of the stockholders of the Company;

•
fail to include the company recommendation in this proxy statement;

•
publicly adopt, approve or recommend, or publicly propose to adopt, approve or recommend, any acquisition proposal;

•
following the initial public announcement of any acquisition proposal (other than by the commencement of a tender offer or exchange offer), fail to issue a public press release within ten business days of such public announcement that the board recommends rejection of such acquisition proposal and reaffirms the company recommendation;

•
following the initial public announcement of any acquisition proposal that is structured as a tender offer or exchange offer by a third party for equity securities of the Company, fail to recommend against acceptance by the Company’s stockholders of such tender offer or exchange offer within ten business days of commencement of such tender offer or exchange offer; or

•
publicly announce its intention, authorize or resolve to take, or that it will fail to take, as applicable, any such foregoing actions.

The actions described in the bullet points above are referred to in this proxy statement as a “change of recommendation.”
However, (x) if the board determines that an intervening event (as defined below) has occurred and that the failure to effect a change of recommendation in response to such intervening event would be inconsistent with its fiduciary duties under applicable law or (y) if the Company has received a bona fide written acquisition proposal from a third party that was not solicited, initiated, encouraged, facilitated or otherwise obtained in breach, in any material respect, of the provisions of the merger agreement and that the board determines in good faith, after consultation with the Company’s outside legal counsel and financial advisors, constitutes a superior proposal (after giving effect to all of the adjustments to the terms and conditions of the merger agreement that have been proposed to the Company by Parent in writing during the notice period (as defined below) to which Parent has irrevocably committed), then the board may effect a change of recommendation and/or, in response to a superior proposal, terminate the merger agreement in order to enter into an alternative acquisition agreement providing for such superior proposal, in each case, subject to the requirement that:
•
the Company has provided prior written notice to Parent, at least three business days in advance (which we refer to in this proxy statement as the “notice period”), that it intends to effect a change of recommendation and/or terminate the merger agreement to enter into an alternative acquisition proposal, which notice must specify the basis for the change of recommendation and/or termination and, in the case of a superior proposal, the identity of the person or group of persons making such superior proposal and the material terms thereof and a copy of any proposed alternative acquisition agreement and any related financing commitments (which may be redacted for provisions related to fees and other economic “flex” terms that are customarily redacted in connection with transactions of such type); and
•
the Company’s representatives must have been available to negotiate with Parent and Merger Sub in good faith (to the extent Parent and Merger Sub desire to negotiate) during the notice period to make such adjustments to the terms and conditions of the merger agreement as would obviate the need for the Company to effect a change of recommendation and/or terminate the merger agreement to enter into an alternative acquisition proposal.

Under the merger agreement, an “intervening event” means any fact, circumstance, change, event, occurrence or effect that is material to the Company and its subsidiaries taken as a whole (other than any event or circumstance resulting from a breach of the merger agreement by the Company or its subsidiaries) and that (i) was not known to the board as of or prior to the date of the merger agreement and (ii) does not involve or relate to an acquisition proposal.
The merger agreement does not prohibit XO Group or the XO Group board of directors (or any committee thereof) from (1) making any disclosure to the Company’s stockholders if, in the good faith judgment of the board of directors, after consultation with its outside legal counsel, failure to make such disclosure could reasonably be likely to be inconsistent with its fiduciary duties under applicable law, (2) complying with its disclosure obligations under applicable law or NYSE, including taking and disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) or Item 1012(a) of Regulation M-A under the Exchange Act (or any similar communication to stockholders), or (3) making any “stop-look-and-listen” communication to stockholders of the Company pursuant to Rule 14d-9(f) under the Exchange Act (or any similar communications to stockholders of the Company).
XO Group must promptly (and, in any event, within 48 hours), notify Parent, in writing, if:
•
from and after the date of the merger agreement until the no-shop period start date, any offer constituting an acquisition proposal is received by the Company or any of its representatives, indicating (except to the extent prohibited by applicable law or contract) the identity of the person or group of persons making such acquisition proposal and a description of the material terms and conditions of any such acquisition proposal, including copies of any proposed alternative acquisition agreements constituting such an acquisition proposal and any related financing commitments (which may be redacted for provisions related to fees and other economic “flex” terms that are customarily redacted in connection with transactions of such type), and thereafter must keep Parent reasonably informed of the status and terms of any such acquisition proposal (including any material changes, modifications or amendments thereto); and

•
from and after the no-shop period start date, any acquisition proposal, or any inquiry, expression of interest, proposal, offer or request for information that would reasonably be expected to result in an acquisition proposal, is received by the Company or any of its representatives, indicating (except to the extent prohibited by applicable law or contract) the identity of the person or group of persons making such acquisition proposal and a description of the material terms and conditions of any such inquiry, expression of interest, proposal, offer or request for information or acquisition proposal, including copies of any proposed alternative acquisition agreements and any related financing commitments (which may be redacted for provisions related to fees and other economic “flex” terms that are customarily redacted in connection with transactions of such type), and thereafter must keep Parent reasonably informed of the status and terms of any such acquisition proposal (including any material changes, modifications or amendments thereto).

XO Group Stockholders’ Meeting
XO Group has agreed to take all action necessary to convene a meeting of the holders of XO Group common stock (which meeting is referred to in this proxy statement as the “XO Group stockholders’ meeting”) as promptly as reasonably practicable after the mailing of this proxy statement, to consider and vote upon the adoption of the merger agreement; provided that XO Group may postpone or adjourn the XO Group stockholders’ meeting:
•
with Parent’s consent (which may not be unreasonably withheld, conditioned or delayed);

•
to allow time for the filing and dissemination of any supplemental or amended disclosure document that the board has determined in good faith is required to be filed and disseminated under applicable law;

•
if there are insufficient shares represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the XO Group stockholders’ meeting;

•
if the Company has not received proxies representing a sufficient number of shares of common stock to adopt the merger agreement, if required by applicable law; or

•
if, in the good faith judgment of the XO Group board of directors (after consultation with outside legal counsel), the failure to do so would be a violation of its fiduciary obligations under applicable law.

Notwithstanding the foregoing, the Company is not required to hold the XO Group stockholders’ meeting prior to the fifth business day following the later of  (1) the no-shop period start date and (2) the first date as of which no person qualifies as an excluded party.
Subject to the XO Group board of directors’ right to make a change of recommendation, as described in the section of this proxy statement entitled “The Merger Agreement — Acquisition Proposals; No Solicitation — Change in Board Recommendation,” the XO Group board of directors must include the company recommendation in this proxy statement. In the event that the XO Group board of directors makes a change of recommendation, XO Group will be required to submit the merger agreement to holders of XO Group common stock to obtain the company stockholder approval at the XO Group stockholders’ meeting unless the merger agreement is terminated in accordance with its terms.
Financing and Financing Cooperation
In connection with the execution of the merger agreement, Parent delivered to XO Group (1) a copy of the fully executed debt commitment letter, pursuant to which each of JPM, UBS, Jefferies, RBC, Keybank and SG have committed, upon the terms and subject to the conditions set forth therein, to lend the borrower $650.0 million in the aggregate consisting of first lien term loans of  $450.0 million, a revolving first lien revolving credit facility of  $25.0 million and second lien term loans of  $175.0 million in connection with the financing of the amounts payable pursuant to the merger agreement and the transactions contemplated thereby and the refinancing of certain debt by Parent (such financing, collectively, is referred to in this proxy statement as the “debt financing”) and (2) a redacted copy of the related fee letter.
Parent and Merger Sub have agreed to use reasonable best efforts to take, or cause to be taken, all actions, and do, or cause to be done, all things necessary, proper or advisable to obtain and consummate the financing on or prior to the date upon which the merger is required to be consummated pursuant to the terms of the merger agreement. In addition, Parent has agreed to use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to obtain the financing on the terms and conditions described in the commitment letters as promptly as possible (but in any event prior to the date upon which the merger is required to be consummated pursuant to the terms of the merger agreement).
XO Group is required to provide and must use its reasonable best efforts to cause its representatives to provide all cooperation reasonably requested by Parent necessary and customary for the arrangement of the debt financing in connection with the transactions contemplated by the merger agreement, subject to the terms set forth in the merger agreement.

Employee Matters
Beginning on the effective time of the merger and ending on December 31 of the year in which the effective time of the merger occurs (the “continuing period”), WeddingWire has agreed to provide continuing XO Group employees (“continuing employees”), for so long as they remain employed, with (i) a base salary or regular hourly wage, as applicable, and annual cash incentive compensation opportunity that is substantially comparable, in the aggregate, to the base salary and regular hourly wage, as applicable, and annual cash bonus opportunity in effect for such continuing employee immediately prior to the effective time of the merger and (ii) other compensation and benefits (excluding equity based compensation) that are no less favorable in the aggregate than those provided or available to similarly situated employees of WeddingWire. WeddingWire may cause continuing employees to participate in its own plans at different times. If WeddingWire permits continuing employees to continue to participate in XO Group benefit plans, such continued participation will satisfy clause (ii) of the immediately preceding sentence.
For one year following the effective time of the merger, the surviving corporation will provide each continuing employee with severance in amounts and on terms and conditions no less favorable than the severance benefits and protections provided pursuant to the severance policy to be adopted in connection with the merger.
With respect to any benefit plan sponsored or maintained by WeddingWire in which continuing employees are eligible to participate during the continuation period, WeddingWire has agreed to credit continuing employees with their service with XO Group and its predecessors for purposes of eligibility and vesting, and, solely with respect to severance, vacation and paid time off policies, benefit accruals, unless it would result in a duplication of benefits or unless such service was not recognized by XO Group prior to the effective time of the merger.
XO Group will terminate its 401(k) plan prior to the effective time of the merger unless WeddingWire provides XO Group notice, in its discretion, of its election that such plan not be terminated at least three days prior to closing. If XO Group’s 401(k) plan is terminated, WeddingWire has agreed that, effective as of the first day of the first month beginning after the effective time of the merger, continuing employees will be permitted to participate in a 401(k) plan of WeddingWire and continuing employees will be permitted make rollover contributions (including loan rollovers) to the designated 401(k) plan of WeddingWire.
With respect to benefit plans sponsored or maintained by WeddingWire in which the continuing employees participate, WeddingWire will use commercially reasonable efforts to cause the surviving corporation to (1) waive its eligibility requirements or pre-existing condition limitations or waiting period requirements with respect to plans providing medical, dental, pharmaceutical or vision benefits to the same extent waived under the XO Group benefit plans prior to closing and (2) give effect, in determining any deductible, co-insurance and maximum out-of-pocket limitations, to any eligible expenses paid by such employees during the calendar years in which the merger occurs (or the year the employee commences participation in benefit plans of the surviving corporation) under analogous XO Group benefit plans.
Prior to closing, XO Group may establish a cash-based retention program in the aggregate amount of $5.5 million in order to retain and incentivize efforts to consummate the merger, of which up to $500,000 may be granted to executive officers (other than the Chief Executive Officer, who is not eligible to participate in the retention program). 50% of each retention award will be earned at the effective time of the merger and will be payable within 30 days following the effective time and 50% of each retention award will be earned and payable on the first anniversary of the closing date. If a participant is terminated without cause (or, for executive officers, if the participant resigns with good reason), dies or becomes disabled, subject to the participant’s execution of a release of claims, any unvested portion of the retention award will become earned and payable upon such termination. Individual awards will be allocated among employees and in the amounts as determined by the Compensation Committee of the XO Group board of directors (or its designee).
Efforts to Complete the Merger
The Company, Parent and Merger Sub have agreed to promptly take, or to cause to be taken, all actions, and to do, or to cause to be done, and to assist and cooperate with the other in doing and, in the case of Parent, to cause the Parent Entities, to cooperate as necessary or appropriate with the other parties and to do, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by the merger agreement as soon as practicable, but in any event before to the termination date, including to (1) use their respective reasonable best efforts to obtain from any governmental entities and any third parties any actions, non-actions, clearances, waivers, consents, approvals, expirations or terminations of waiting periods, permits or orders required to be obtained by the Company, Parent, or any of their respective affiliates in connection with the authorization, execution, delivery and performance of the merger agreement and the consummation of the transactions contemplated by the merger agreement, (2) make all registrations, filings, notifications or submissions which are necessary or advisable with respect to the merger agreement and the merger under (i) any applicable federal or state securities law, (ii) the HSR Act and any other applicable regulatory law and (iii) any other applicable law, (3) defend against any lawsuits or other legal proceedings, whether judicial or administrative, challenging the merger agreement or the consummation of the merger and the other transactions contemplated by the merger agreement, (4) execute and deliver any additional instruments necessary to consummate the transactions contemplated by the merger agreement, and (5) subject to rights and obligations of the Company and Parent described in the section of this proxy statement entitled “The Merger Agreement — Access”, provide reasonable and customary cooperation with Parent regarding planning for integration of the Company and Parent following closing, to include post-closing budget, restructuring and similar planning.
The Company, Parent and Merger Sub must, and, in the case of Parent, must cause the Parent Entities to, (1) cooperate in all respects and consult with each other in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party, in each case with respect to the merger agreement or regarding the transactions and other agreements contemplated by the merger agreement, including by allowing the other parties to have a reasonable opportunity to review in advance and comment on drafts of filings and submissions and reasonably considering in good faith the comments of the other parties, (2) subject to any restrictions under any regulatory law, promptly notify each other of any material communication received by such party from, or given by such party to, any governmental entity with respect to the merger agreement or regarding the transactions and other agreements contemplated the merger agreement and promptly provide copies to the other party or any such written communications, and of any material communication received or given in connection with any proceeding by a private party, in each case with respect to the merger agreement or regarding the transactions and other agreements contemplated by the merger agreement, (3) give the other parties a reasonable advance opportunity to review and comment upon, and consider in good faith the views of the other, any proposed material communication that it gives to any governmental entity or other person in each case with respect to the merger agreement or regarding the transactions and other agreements contemplated by the merger agreement, (4) unless required by applicable law, not agree to participate in any material meeting, telephone call or conference with any governmental entity in respect of any filing, investigation or other inquiry with respect to the merger agreement or the transactions and other agreements contemplated by the merger agreement unless it consults with the other parties in reasonable advance and, to the extent permitted by such governmental entity, gives the other parties the opportunity to attend and participate thereat, (5) subject to any restrictions under any regulatory law, promptly furnish the other parties with copies of all material correspondence, filings and communications (and memoranda setting forth the substance thereof) between it and its affiliates and their respective representatives on the one hand, and any governmental entity or members of its staff on the other hand, with respect to the merger agreement or the transactions and other agreements contemplated by the merger agreement (excluding any documents and communications which are subject to the attorney-client privilege or other privilege or trade secret protection or the work product doctrine), and (6) promptly furnish the other parties with such necessary information and reasonable assistance as such other parties and their affiliates may reasonably request in connection with their preparation of necessary filings, registrations or submissions of information to any governmental entity in connection with the merger agreement or the transactions and other agreements contemplated by the merger agreement and such transactions, including any filings necessary or appropriate under the provisions of any regulatory law. Materials required to be provided pursuant to the foregoing may be redacted to remove references concerning the valuation of the Company, as necessary to comply with contractual arrangements, and as necessary to address reasonable privilege or confidentiality concerns. In addition, outside counsel for any party may, as it deems advisable and necessary, reasonably designate such materials as “outside antitrust counsel only material.”

Antitrust Matters
Parent and the Company have agreed to make, or cause to be made (including, to the extent required, in the case of Parent, to cause the ultimate parent entity of Parent (as defined in the HSR Act) to make), an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated by the merger agreement as promptly as practicable (and in any event within 15 business days) after the date of the merger agreement (unless a later date is mutually agreed between the parties to the merger agreement). The Company, Parent and Merger Sub have agreed (1) to respond, or cause to be responded to (including, to the extent required, in the case of Parent, to cause any of the Parent Entities to respond), as promptly as reasonably practicable, to any inquiries or request for additional information and material from a governmental entity pursuant to the HSR Act or any other regulatory law, and (2) to take all other actions necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act as promptly as possible after the date of the merger agreement. In addition, the Company, Parent and Merger Sub are required to (and, in the case of Parent, cause the Parent Entities to) request and use reasonable best efforts to obtain early termination of the waiting period under the HSR Act, and no party is permitted to (and, in the case of Parent, must cause the Parent Entities not to) agree to extend any waiting period under any regulatory law applicable to or commit not to consummate any of the transactions contemplated by the merger agreement without the prior written consent of all other parties (such consent not to be unreasonably withheld, conditioned or delayed).
Parent has agreed to, and has agreed to cause each of the Parent Entities to, use their respective reasonable best efforts to do all things necessary, proper or advisable to consummate and make effective, as soon as practicable, but in any event before the termination date, the merger; provided that Parent, the Parent Entities and their respective subsidiaries or affiliates are not required to, and the Company may not, without the prior written consent of Parent, take or commit to take any action, including by consent decree, hold separate order or otherwise, that would require the sale, divestiture, disposition or license of, or limit in any respect Parent’s, the Parent Entities’ (including the surviving corporation) or any of their respective subsidiaries’ or affiliates’ freedom of action with respect to, or their ability to operate or retain, one or more businesses, product lines, rights, services, licenses or assets of Parent, the Parent Entities (including the surviving corporation) or any of their respective subsidiaries or affiliates, or the Company or any of its subsidiaries, other than any such actions that, individually or in the aggregate, are of a de minimis nature.
Parent has agreed that neither it nor Merger Sub may, and, to the extent applicable, has agreed to cause each of the Parent Entities not to, consent to any voluntary extension of any statutory deadline or waiting period or to any voluntary delay of the consummation of the transactions contemplated by the merger agreement, including the merger, or withdraw its notification and report form pursuant to the HSR Act or any registrations, applications, declarations, reports, submissions or other filings made pursuant to any other regulatory law unless the Company has given its prior written consent to such extension or delay or withdrawal (such consent not to be unreasonably withheld, conditioned or delayed).
Indemnification and Insurance
Parent has agreed to, and has agreed to cause the surviving corporation to, (1) indemnify and hold harmless, to the fullest extent permitted under applicable law, each present and former (or future, but prior to the effective time) director, officer and employee of XO Group or any of its subsidiaries, including any employee who serves as a fiduciary of a company benefit plan (collectively referred to in this proxy statement, together with such person’s heirs, executors or administrators, as the “indemnified parties”), against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement incurred in connection with any actual or threatened action or investigation, whether civil, criminal, administrative or investigative, arising out of, related to or in connection with any action or omission occurring or alleged to have occurred whether prior to or at the effective time (including in connection with such indemnified parties’ service as a director, officer, employee or other fiduciary of the Company or any of its subsidiaries or services performed by such persons at the request of or for the benefit of the Company or its subsidiaries), whether asserted or claimed prior to, at or after the effective time, including, in connection with (1) the transactions contemplated by the merger agreement (including as to any act or omission occurring or alleged to have occurred in connection with the process resulting in and the adoption and approval of the merger agreement and the consummation of the transactions contemplated by the merger agreement) and (2) actions to enforce the provision of the merger agreement described here or any other indemnification, exculpation or advancement right of any indemnified party. For a period of six years from and after the effective time, Parent is required to cause the certificate of incorporation and bylaws of the surviving corporation to contain provisions no less favorable to the indemnified parties with respect to indemnification, exculpation from liabilities and rights to advancement of expenses than those set forth as of the date of the merger agreement in the certificate of incorporation and bylaws of XO Group, and not to amend, repeal or otherwise modify those provisions in a manner that would adversely affect the rights of any indemnified party. In addition, from and after the effective time, each of Parent and the surviving corporation must advance costs and expenses (including attorneys’ fees) as incurred by any indemnified party promptly (and in any event within ten days) after receipt by Parent of a request for such advance to the fullest extent permitted under applicable law, provided that any person to whom expenses are advanced provides an undertaking to repay the advances if it is ultimately determined (after exhausting all available appeals) that such person is not entitled to indemnification.
In addition, prior to the effective time, XO Group must obtain and fully pre-pay the premium for (and, following the effective time, the surviving corporation must, and Parent must cause the surviving corporation to, maintain with reputable and financially sound carriers) the extension of  (1) the directors’ and officers’ liability coverage of XO Group’s existing directors’ and officers’ insurance policies and (2) XO Group’s existing fiduciary liability insurance policies (referred to in this proxy statement as “D&O insurance”), in each case for a claims reporting or discovery period (whichever is greater) of six years from and after the effective time with respect to any claim arising from facts or events that existed or occurred at or prior to the effective time with terms, conditions, retentions, coverage limits and limits of liability that are at least as favorable as the coverage provided under XO Group’s existing policies in effect on the date of the merger agreement, or the surviving corporation will, and Parent will cause the surviving corporation to, maintain the D&O insurance for such six-year period or purchase comparable insurance as the D&O insurance for such six-year period with terms, conditions, retentions and limits of liability that are at least as favorable as the coverage provided under XO Group’s existing policies as of the date of the merger agreement. In no event will XO Group or the surviving corporation be required to expend for any such policies pursuant to the foregoing an annual premium amount in excess of 300% of the aggregate annual premium paid by XO Group as of immediately prior to the effective time for such insurance and, if the annual premiums of such insurance coverage exceeds such maximum amount, XO Group or the surviving corporation will obtain a policy with the greatest coverage available for such maximum amount.
Coordination on Transaction Litigation
XO Group, Parent and Merger Sub have agreed to give each other the opportunity to participate in the defense, settlement or prosecution of any transaction litigation; provided, that none of XO Group, Parent, Merger Sub nor any of their representatives is permitted to compromise, settle, come to an arrangement regarding or agree to compromise, settle or come to an arrangement regarding any actions commenced against such party or any of its affiliates or representatives in connection with, arising from or relating to the merger agreement or the transactions contemplated by the merger agreement (referred to in this proxy statement as “transaction litigation”) or consent to the same unless the Company, in the case of any such action by Parent or Merger Sub, or Parent, in the case of any such action by the Company, has consented in writing (such consent not to be unreasonably withheld, delayed or conditioned). Both the Company and Parent are required to, and are required to cause their respective subsidiaries to, cooperate in the defense or settlement of any transaction litigation.
Conduct of Parent and Merger Sub Pending the Merger
Except as required by applicable law or as expressly contemplated by the merger agreement, Parent has agreed that it will not, and that it will not permit any of the Parent Entities (including Merger Sub) to, until the effective time (or such earlier date on which the merger agreement may be terminated), acquire, whether by merging with or into, consolidating with, purchasing all or a portion of the assets of or all or a portion of the equity in, or entering into an exclusive business arrangement with, certain persons set forth on the parent disclosure schedule. In addition, Parent has agreed to take all actions necessary to cause Merger Sub and the surviving corporation to perform when due their respective obligations under the merger agreement.

Other Covenants and Agreements
The merger agreement also contains additional covenants, including covenants relating to (1) the filing of this proxy statement, (2) public announcements with respect to the transactions contemplated by the merger agreement, and (3) other actions related to takeover statutes and reporting requirements under Section 16 of the Exchange Act.
Conditions to Completion of the Merger
Each party’s obligation to complete the merger is subject to the satisfaction or waiver at or prior to the effective time of the following conditions:
•
the adoption of the merger agreement by a majority of the outstanding shares of XO Group common stock entitled to vote thereon;

•
the expiration or termination of the waiting period applicable to the completion of the merger under the HSR Act applicable to the transactions contemplated by the merger agreement; and

•
no law or order having been enacted, issued, promulgated, enforced or entered by a court of competent jurisdiction that is in effect and that restrains, enjoins or otherwise prohibits the completion of the merger.

The respective obligations of Parent and Merger Sub to complete the merger are subject to the satisfaction or waiver by Parent at or prior to the effective time of the following additional conditions:
•
the accuracy of the representations and warranties of the Company as of the closing date (except for any representations and warranties made as of a particular date, which representations and warranties must be true and correct only as of that date), generally subject to certain materiality qualifiers;

•
the performance by the Company in all material respects of the agreements and covenants required to be performed or complied with by it under the merger agreement at or prior to the effective time;

•
the absence of a company material adverse effect occurring after the date of the merger agreement and that is continuing; and

•
the receipt by Parent of a certificate signed by an executive officer of the Company, dated the closing date, to the effect that the conditions set forth in the three preceding bullet points have been satisfied.

The obligation of the Company to complete the merger is subject to the satisfaction or waiver by the Company at or prior to the effective time of the following additional conditions:
•
the accuracy of the representations and warranties of Parent and Merger Sub as of the closing date (except for any representations and warranties made as of a particular date, which representations and warranties must be true and correct only as of that date), generally subject to certain materiality qualifiers;

•
the performance by each of Parent and Merger Sub in all material respects of the agreements and covenants required to be performed or complied with by it under the merger agreement at or prior to the effective time; and

•
the receipt by the Company of a certificate signed by an executive officer of Parent, dated the closing date, to the effect that the conditions set forth in the two preceding bullet points have been satisfied.

No party may rely, either as a basis for not completing the merger or any of the other transactions contemplated by the merger agreement or terminating the merger agreement and abandoning the merger, on the failure of a condition to closing set forth in the merger agreement to be satisfied if such failure was caused by such party’s failure to act in good faith or to use the efforts to cause the closing to occur as required by the merger agreement.

Termination
The merger agreement may be terminated and the merger may be abandoned in the following circumstances:
•
at any time prior to the effective time by the mutual written consent of XO Group and Parent;

•
at any time prior to the effective time by either XO Group or Parent:

•
if the merger has not been consummated on or before June 24, 2019 (referred to in this proxy statement as the “termination date”), subject to the right of either Parent or the Company to extend the termination date for a period of 90 days if, as of the termination date, any of the closing conditions relating to clearance under the HSR Act, or a legal restraint relating to U.S. antitrust law are not satisfied or waived by the Company and Parent; provided that (1) the foregoing termination right will not be available to a party if the failure of the merger to have been consummated on or before the termination date was caused by a material breach by such party of any representation, warranty, covenant or other agreement of such party set forth in the merger agreement and (2) the party seeking to exercise the foregoing termination right must have complied with certain of its obligations described in sections of this proxy statement entitled “The Merger Agreement — Efforts to Complete the Merger”, “The Merger Agreement — Financing and Financing Cooperation”, and “The Merger Agreement — Conduct of Parent and Merger Sub Pending the Merger”; or

•
if the XO Group stockholders’ meeting has been held and completed and the company stockholder approval has not been obtained at the XO Group stockholders’ meeting (or any adjournment or postponement thereof) at which a vote on the adoption of the merger agreement is taken; or

•
if an order by a court or other governmental entity of competent jurisdiction permanently restraining, enjoining or otherwise prohibiting the completion of the merger has become final and nonappealable; provided that the right to terminate the merger agreement pursuant to the termination provision referred to in this bullet point will not be available to a party if the enactment, issuance, promulgation, enforcement or entry of such order, or the order becoming final and nonappealable, was caused by a material breach by such party of any representation, warranty, covenant or other agreement of such party set forth in the merger agreement; provided that the party seeking to terminate the merger agreement pursuant to the foregoing termination right must have used the efforts required the section of this proxy statement entitled “The Merger Agreement — Efforts to Complete the Merger” to remove such order;

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by XO Group:

•
at any time prior to the time the company stockholder approval is obtained, in order to enter into an alternative acquisition agreement providing for a superior proposal in accordance with the merger agreement, subject to the requirement that the Company (1) comply in all material respects with certain of the obligations of the Company relating to solicitation of third party proposals, preparing and filing a proxy statement, and convening the XO Group stockholders’ meeting, (2) prior to or concurrently with such termination, pay to Parent by wire transfer in immediately available funds the company termination fee, and (3) substantially concurrently with such termination, duly execute and deliver a definitive alternative acquisition agreement with respect to such superior proposal to the counterparty thereto;

•
at any time prior to the effective time, if there has been a breach of any representation, warranty, covenant or agreement of Parent or Merger Sub in the merger agreement, which breach (1) would give rise to the failure of a condition to the obligation of XO Group to complete the merger related to Parent’s or Merger Sub’s representations, warranties, covenants and agreements in the merger agreement and (2) is either not capable of being cured by Parent or Merger Sub prior to the termination date, or if capable of being cured, has been cured before the earlier of 30 business days following receipt of written notice from the Company of such breach or the termination date; provided that the Company does not have the foregoing termination right to the extent the Company is at such time in material breach of any of its representations, warranties, covenants or other agreements set forth in the merger agreement; or
•
if all of the conditions to the obligation of Parent and Merger Sub to complete the merger have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the closing), Parent and Merger Sub fail to consummate the merger within three business days of the first date on which Parent and Merger Sub are required to consummate the closing pursuant to the merger agreement, and the Company has provided irrevocable written notice to Parent at least one business day prior to the date of such termination confirming that it stands ready, willing and able to consummate the merger and the other transactions contemplated by the merger agreement;

•
by Parent:

•
at any time prior to the time the company stockholder approval is obtained if the Company has effected a change of recommendation; or

•
at any time prior to the effective time, if there has been a breach of any representation, warranty, covenant or agreement of XO Group in the merger agreement, which breach (1) would give rise to the failure of a condition to certain of the obligations of Parent and Merger Sub to complete the merger related to XO Group’s representations, warranties, covenants and agreements in the merger agreement and (2) is either not capable of being cured by the Company by the termination date or, if capable of being cured, has not been cured before the earlier of 30 business days following receipt of written notice from Parent of such breach, or the termination date; provided that Parent does not have the foregoing termination right to the extent Parent or Merger Sub is at such time in material breach of any of its representations, warranties, covenants or other agreements set forth in the merger agreement.

Company Termination Fee
XO Group will pay Parent the company termination fee in an amount equal to $24.3 million in the following circumstances:
•
if all three of the following conditions are satisfied:

•
the merger agreement is terminated by (i) either XO Group or Parent because the company stockholder approval has not been obtained or (ii) Parent as a result of a breach by XO Group of any representation, warranty, covenant or agreement in the merger agreement, which breach (x) gives rise to the failure of a condition to the obligations of Parent and Merger Sub to complete the merger related to XO Group’s representations, warranties, covenants and agreements in the merger agreement and (y) is either not capable of being cured before the termination date or is not cured before the earlier of 30 business days following receipt of written notice from Parent of such breach or the termination date, and

•
any person has publicly made a bona fide acquisition proposal after the date of the merger agreement and prior to the XO Group stockholders’ meeting and such acquisition proposal has not been withdrawn at least four business days prior to (i) the XO Group stockholders’ meeting or any adjournment or postponement thereof or (ii) if there has been no XO Group stockholders’ meeting, the termination of the merger agreement, and

•
within 12 months after the termination, (i) XO Group enters into an agreement with respect to an acquisition proposal and such acquisition proposal is ultimately consummated or (ii) XO Group consummates an acquisition proposal;

(provided that, for purposes of the provision referred to in this bullet point, the references to “20%” and “80%” in the definition of  “acquisition proposal” are deemed to be references to “50%”);

•
if the merger agreement is terminated by XO Group at any time prior to the time the company stockholder approval is obtained, in order to enter into an alternative acquisition agreement providing for a superior proposal, except that the company termination fee will be $8.1 million if the merger agreement is terminated in order for XO Group to enter into an alternative acquisition agreement providing for a superior proposal made by an excluded party; or

•
if the merger agreement is terminated by Parent because the XO Group board has made a change of recommendation.

In no event will XO Group be required to pay the company termination fee on more than one occasion.
Parent Termination Fee and Reverse Termination Fee
Parent will pay XO Group a termination fee in an amount equal to $30 million (referred to in this proxy statement as the “parent termination fee”) if:
•
(1) the merger agreement is terminated because the merger is not consummated on or before the termination date (as may be extended) and, at the time of the termination, approval under the HSR Act has not been obtained or there is an injunction or legal prohibition against the merger under the Sherman Act, the Clayton Act, the HSR Act or the Federal Trade Commission Act or (2) the merger agreement is terminated because an injunction or legal prohibition against the merger under the Sherman Act, the Clayton Act, the HSR Act or the Federal Trade Commission Act becomes final and non-appealable; and

•
all of the other conditions to the obligation of Parent and Merger Sub to complete the merger have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the closing).

Alternatively, XO Group is entitled to a termination fee of  $50 million from Parent (referred to in this proxy statement as the “reverse termination fee”) if the merger agreements is terminated because:
•
there has been a breach of any representation, warranty, covenant or agreement of Parent or Merger Sub, which breach (1) would give rise to the failure of a closing condition to the Company’s obligation to consummate the closing (other than breaches relating to Parent’s representation regarding its ownership interests in certain entities or certain of the obligations of Parent and Merger Sub as described in the sections of this proxy statement entitled “The Merger Agreement — Efforts to Complete the Merger” and “The Merger Agreement — Conduct of Parent and Merger Sub Pending the Merger”) and (2) is not capable of being cured by Parent or Merger Sub prior to the termination date or, if capable of being cured, has not been cured before the earlier of 30 business days following receipt of written notice from the Company of such breach or the termination date; provided, that the Company is not then in material breach of any of its representations, warranties, covenants or other agreements set forth in the merger agreement; or

•
all of the conditions to the obligation of Parent and Merger Sub to complete the merger have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the closing), Parent and Merger Sub have failed to consummate the merger within three business days of the first date on which Parent and Merger Sub are required to consummate the closing pursuant to the merger agreement, and the Company has provided irrevocable written notice to Parent at least one business day prior to the date of such termination confirming that it stands ready, willing and able to consummate the merger and the other transactions contemplated by the merger agreement.

From and after the payment of the reverse termination fee or the parent termination fee, Parent shall have no further liability of any kind for any reason in connection with the merger agreement or the termination contemplated thereby other than for fraud. In no event will Parent be required to pay the reverse termination fee on more than one occasion or to pay both the reverse termination fee and the parent termination fee.

Limitation on Remedies
In the event of the termination of the merger agreement and the abandonment of the merger in accordance with the provisions described in the section of this proxy statement entitled “The Merger Agreement — Termination,” the merger agreement will become void and of no effect with no liability to any person on the part of XO Group, Parent or Merger Sub or their respective affiliates, directors, officers, employees or stockholders, except that no such termination will relieve (1) XO Group of any liability to pay the company termination fee or Parent of any liability to pay the parent termination fee or reverse termination fee as required pursuant to the merger agreement, or (2) XO Group, Parent or Merger Sub of any liability for any willful and material breach of the merger agreement prior to such termination, subject to the other limitations set forth in the merger agreement. In addition, certain sections of the merger agreement, including, among others, sections relating to the confidentiality obligations of XO Group, Parent and Merger Sub, Parent’s obligation to pay and/or reimburse the Company in respect of certain costs incurred by the Company following the date of the merger agreement and termination, will survive termination.
Expenses
Except as otherwise provided in the merger agreement or each fee funding agreement, whether or not the merger is completed, all costs and expenses incurred in connection with the merger agreement and the transactions contemplated by the merger agreement will be paid by the party incurring such expense, except that all filing fees under the HSR Act in connection with the transactions contemplated by the merger agreement will be borne by Parent. Except as otherwise provided in the merger agreement, all transfer, documentary, sales, use, stamp, registration and other such taxes imposed with respect to the transfer of shares pursuant to the merger will be borne by the surviving corporation.
Amendment and Modification
Subject to the provisions of applicable law, at any time prior to the effective time, the merger agreement may be amended, modified or waived if the amendment, modification or waiver is in writing and signed, in the case of an amendment or modification, by Parent and XO Group, or in the case of a waiver, by the party against whom the waiver is to be effective, except that after receipt of the company stockholder approval, no amendment may be made which by applicable law requires further approval by the holders of XO Group common stock without obtaining that further approval. In addition, certain provisions of the merger agreement may not be amended, modified, waived or terminated in a manner that is adverse in any respect to the debt financing source parties without the prior written consent of the lead arrangers.
Jurisdiction; Specific Enforcement
Under the merger agreement, each of the parties has agreed that it will bring any action or proceeding in respect of any claim arising out of or relating to the merger agreement, the equity commitment letters, and the fee funding arrangements or the transactions contemplated by the merger agreement, the equity commitment letters, and the fee funding arrangements exclusively in the Court of Chancery of the State of Delaware or, if that court lacks or declines to accept jurisdiction, another federal or state court located in the State of Delaware. However, each of the parties has agreed that it will not bring or support any action or claim against any debt financing source party in connection with the merger agreement, the debt financing or the transactions contemplated by the merger agreement or the debt financing in any forum other than any state or federal court sitting in the Borough of Manhattan in the City of New York.
The Company, Parent and Merger Sub have agreed that irreparable damage would occur in the event that the parties do not perform the provisions of the merger agreement (including failing to take such actions as are required of them in order to consummate the merger) in accordance with its specified terms or otherwise breach or threaten to breach such provisions. The Company, Parent and Merger Sub have acknowledged and agreed that they are entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches or threatened breaches of the merger agreement and to enforce specifically the terms and provisions of the merger agreement. In addition, each of the Company, Parent and Merger Sub has agreed that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that

(i) there is adequate remedy at law or (ii) an award of specific performance is not an appropriate remedy for any reason at law or in equity. Any party seeking an order or injunction to prevent breaches or threatened breaches and to enforce specifically the terms and provisions of the merger agreement will not be required to provide any bond or other security in connection with any such order or injunction.
Notwithstanding anything to the contrary in the merger agreement, the Company, Parent and Merger Sub have acknowledged and agreed that the Company will be entitled to specific performance or any other equitable remedy to cause Parent or Merger Sub to consummate the merger only if:
•
all conditions to the obligation of Parent and Merger Sub to complete the merger have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the closing (provided, that those other conditions would be capable of being satisfied if the closing were on such date)) and Parent has failed to consummate the closing when required to under the merger agreement;

•
the debt financing (or any alternative thereto in accordance with the merger agreement) has been funded or would be funded following the delivery of a drawdown notice by Parent and the satisfaction of those conditions that by their nature are to be satisfied at the closing, including the funding of the equity financing; and

•
the Company has irrevocably confirmed in writing to Parent that if specific performance is granted and the debt financing is funded, then it is willing to complete the closing in accordance with the merger agreement.

While the Company may pursue either a grant of specific performance or the payment of either the parent termination fee or the reverse termination fee, in each case, in accordance with the merger agreement, the Company is not entitled to receive both a grant of specific performance to cause the consummation of the transactions contemplated by the merger agreement and any portion of either the parent termination fee or the reverse termination fee.

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER MERGER-RELATED COMPENSATION
As required by Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, XO Group is providing its stockholders with a separate advisory (non-binding) vote to approve certain compensation that may be paid or become payable to its named executive officers in connection with the merger, as described in the table in the section of this proxy statement entitled “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger,” including the footnotes to the table and related narrative discussion beginning on page 52 of this proxy statement.
The XO Group board of directors unanimously recommends that the stockholders of XO Group approve the following resolution:
“RESOLVED, that the compensation that may be paid or become payable to XO Group’s named executive officers in connection with the merger, and the agreements or understandings pursuant to which such compensation may be paid or become payable, in each case, as disclosed pursuant to Item 402(t) of Regulation S-K in the table in the section of this proxy statement entitled “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger,” including the footnotes to the table and the related narrative discussion, is hereby APPROVED.”
The vote on the named executive officer merger-related compensation proposal is a vote separate and apart from the vote on the proposal to adopt the merger agreement. Accordingly, you may vote to adopt the merger agreement and vote not to approve the named executive officer merger-related compensation proposal and vice versa. Because the vote on the named executive officer merger-related compensation proposal is advisory only, it will not be binding on either XO Group or Parent. Accordingly, if the merger agreement is adopted and the merger is completed, the compensation will be payable, subject only to the conditions applicable thereto under the applicable compensation agreements and arrangements, regardless of the outcome of the non-binding, advisory vote of XO Group’s stockholders.
The above resolution approving the merger-related compensation of XO Group’s named executive officers on an advisory (non-binding) basis requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the special meeting and entitled to vote thereon.
The XO Group board of directors unanimously recommends that the stockholders of XO Group vote “FOR” the named executive officer merger-related compensation proposal.

VOTE ON ADJOURNMENT
The Company’s stockholders are being asked to approve a proposal that will give the XO Group board of directors authority to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies in favor of the proposal to adopt the merger agreement, if there are insufficient votes at the time of the special meeting to approve the proposal to adopt the merger agreement or in the absence of a quorum. If this adjournment proposal is approved, the special meeting could be adjourned by the XO Group board of directors to any date (subject to certain restrictions in the merger agreement, which permits XO Group to postpone or adjourn the special meeting only with Parent’s consent (which may not be unreasonably withheld, conditioned or delayed), to allow time for the filing and dissemination of any supplemental or amended disclosure document that the board has determined in good faith is required to be filed and disseminated under applicable law, if there are insufficient shares represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the special meeting, if the Company has not received proxies representing a sufficient number of shares of common stock to adopt the merger agreement, if required by applicable law, or if, in the good faith judgment of the XO Group board of directors (after consultation with outside legal counsel), the failure to do so would be a violation of its fiduciary obligations under applicable law). In addition, the XO Group board of directors could postpone the special meeting before it commences. If the special meeting is adjourned for the purpose of soliciting additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time before their use. If you sign and return a proxy and do not indicate how you wish to vote on any proposal, or if you sign and return a proxy and you indicate that you wish to vote in favor of the proposal to adopt the merger agreement but do not indicate a choice on the adjournment proposal, your shares of common stock will be voted in favor of the adjournment proposal.
The Company does not anticipate calling a vote on this proposal if the proposal to adopt the merger agreement is approved by the requisite number of shares of XO Group common stock at the special meeting.
The vote on the adjournment proposal is a vote separate and apart from the vote on the proposal to adopt the merger agreement. Accordingly, you may vote to approve the proposal to adopt the merger agreement and vote not to approve the adjournment proposal and vice versa.
Approval of the adjournment proposal requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the special meeting and entitled to vote thereon.
The XO Group board of directors unanimously recommends that the stockholders of XO Group vote “FOR” the adjournment proposal, if a vote on the adjournment proposal is called.

MARKET PRICE OF THE COMPANY COMMON STOCK
XO Group’s common stock is traded on the NYSE under the symbol “XOXO.” On November 12, 2018, there were approximately 201 holders of record of our common stock. Certain shares of our common stock are held in “street” name and accordingly, the number of beneficial owners of such shares is not known or included in the foregoing number.
The following table sets forth for the periods indicated the high and low sales prices per share for our common stock on the NYSE. The table also provides information as to dividends declared per share of our common stock.
	Market Price		Dividend Per Share
	Low	High
Fiscal 2016
First Quarter	$13.64	$16.36	$0.00
Second Quarter	$15.31	$18.18	$0.00
Third Quarter	$17.00	$19.57	$0.00
Fourth Quarter	$15.76	$20.89	$0.00
Fiscal 2017
First Quarter	$14.99	$20.99	$0.00
Second Quarter	$16.06	$18.10	$0.00
Third Quarter	$17.29	$19.94	$0.00
Fourth Quarter	$18.21	$20.96	$0.00
Fiscal 2018
First Quarter	$17.49	$22.54	$0.00
Second Quarter	$20.36	$34.58	$0.00
Third Quarter	$26.57	$35.83	$0.00
Fourth Quarter (through November 12, 2018)	$34.35	$35.06	$0.00
The closing sale price of our common stock on September 24, 2018, the last trading day prior to the announcement of the merger agreement, was $27.64 per share. On November 12, 2018, the most recent practicable date before the filing of this proxy statement, the closing price for our common stock was $34.35 per share. You are encouraged to obtain current market quotations for our common stock in connection with voting your shares of common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our outstanding common stock as of November 12, 2018, by:
•
each person or group of affiliated persons whom we know to beneficially own more than five percent of our common stock;

•
each of our named executive officers;

•
each of our directors; and

•
all of our directors and executive officers as a group.

The following table gives effect to the shares of Company common stock issuable within 60 days of November 12, 2018 upon the exercise of all options and other rights beneficially owned by the indicated stockholders on that date. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares. For each individual and group included in the table below, percentage ownership is calculated by dividing the number of shares of Company common stock beneficially owned by such person or group by the sum of the 25,923,056 shares of Company common stock outstanding on November 12, 2018 plus the number of shares of Company common stock that such person or group had the right to acquire on or within 60 days after November 12, 2018. Unless otherwise indicated, the persons named in the table directly own the shares and have sole voting and sole investment power with respect to all shares beneficially owned. All shares of restricted Company common stock may be voted by a holder, whether or not vested. As of November 12, 2018, none of the non-employee directors of the XO Group board of directors own any options to acquire shares of Company common stock.
Name and Address	Number of Shares Beneficially Owned	Percentage of Common Stock Outstanding
5% Stockholders
BlackRock, Inc.(1)	3,120,525	11.77%
ArrowMark Colorado Holdings LLC(2)	1,576,787	5.95%
Renaissance Technologies LLC(3)	1,532,200	5.78%
The Vanguard Group(4)	1,488,768	5.61%
Dimensional Fund Advisors LP(5)	1,349,765	5.09%
Named Executive Officers and Directors
Michael Steib(6)	593,542	2.24%
Gillian Munson(7)	295,928	1.12%
Nic Di Iorio(8)	201,063	*
Paul Bascobert(9)	96,770	*
Charles Baker	53,778	*
Diane Irvine	25,278	*
Jan Hier-King	7,500	*
Barbara Messing	29,778	*
Peter Sachse	27,778	*
Michael Zeisser	55,278	*
All Directors and Executive Officers as a group (10 persons)	1,386,693	5.23%

*
Less than 1%.

(1)
Based solely on our review of a Schedule 13G/A filed with the SEC on January 19, 2018 by BlackRock, Inc. The Schedule 13G/A states that BlackRock, Inc. has the sole power to vote 3,067,160 shares and the sole power to dispose of 3,120,525 shares. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10022.

(2)
Based solely on our review of a Schedule 13G filed with the SEC on February 9, 2018 by ArrowMark Colorado Holdings LLC. The Schedule 13G states that ArrowMark Colorado Holdings LLC has the sole power to vote 1,576,787 shares and the sole power to dispose of 1,576,787 shares. The address of ArrowMark Colorado Holdings LLC is 100 Fillmore Street, Suite 325, Denver, CO 80206.

(3)
Based solely on our review of a Schedule 13G/A filed with the SEC on February 14, 2018 by Renaissance Technologies LLC. The Schedule 13G states that Renaissance Technologies LLC has the sole power to vote 1,532,200 shares and the sole power to dispose of 1,532,200 shares. The address of Renaissance Technologies LLC is 800 Third Avenue, New York, New York 10022.

(4)
Based solely on our review of a Schedule 13G filed with the SEC on February 9, 2018 by Vanguard Group Inc. The Schedule 13G states that Vanguard Group Inc. has the sole power to vote 42,389 shares and the sole power to dispose of 1,445,715 shares. The address of Vanguard Group Inc. is PO Box 2600, V26, Valley Forge, PA 19482-2600.

(5)
Based solely on our review of a Schedule 13G filed with the SEC on February 9, 2018 by Dimensional Fund Advisors LP. The Schedule 13G states that Dimensional Fund Advisors LP has the sole power to vote 1,278,742 shares and the sole power to dispose of 1,349,765 shares. The address of Dimensional Fund Advisors LP is 6300 Bee Cave Road, Building One, Austin TX 78746.

(6)
Includes 83,848 shares of restricted common stock that are subject to repurchase rights by us, for $0.01 per share, that do not lapse within 60 days. Also includes 285,166 shares of common stock issuable upon exercise of options that are presently exercisable or exercisable within 60 days.

(7)
Includes 45,999 shares of restricted common stock that are subject to repurchase rights by us, for $0.01 per share, that do not lapse within 60 days. Also includes 151,873 shares of common stock issuable upon exercise of options that are presently exercisable or exercisable within 60 days.

(8)
Includes 19,443 shares of restricted common stock that are subject to repurchase rights by us, for $0.01 per share, that do not lapse within 60 days. Also includes 62,909 shares of common stock issuable upon exercise of options that are presently exercisable or exercisable within 60 days.

(9)
Includes 37,359 shares of restricted common stock that are subject to repurchase rights by us, for $0.01 per share, that do not lapse within 60 days. Also includes 51,314 shares of common stock issuable upon exercise of options that are presently exercisable or exercisable within 60 days.

APPRAISAL RIGHTS
Under the DGCL, you have the right to dissent from the merger and to receive payment in cash for the fair value of your shares of common stock as determined by the Delaware Court of Chancery, together with interest, if any, as determined by the Court, in lieu of the consideration you would otherwise be entitled to pursuant to the merger agreement. These rights are known as appraisal rights. Stockholders electing to exercise appraisal rights must comply with the provisions of Section 262 of the DGCL in order to perfect their rights. Strict compliance with the statutory procedures is required to perfect appraisal rights under Delaware law.
The following is intended as a brief summary of the material provisions of the Delaware statutory procedures required to be followed by a stockholder in order to dissent from the merger and perfect appraisal rights. This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to Section 262 of the DGCL, the full text of which appears in Annex C to this proxy statement. Failure to precisely follow any of the statutory procedures set forth in Section 262 of the DGCL may result in the loss or waiver of your appraisal rights. All references in this summary to a “stockholder” are to the record holder of shares of common stock of the Company unless otherwise indicated.
Beneficial owners of shares of common stock who do not also hold such shares of record may have the registered owner, such as a broker, bank or other nominee, submit the required demand in respect of those shares. If shares of common stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal should be made in that capacity, and if the shares of common stock are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal on behalf of a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner. In the event a record owner, such as a broker, who holds shares of common stock as a nominee for others, exercises his or her right of appraisal with respect to the shares of common stock held for one or more beneficial owners, while not exercising this right for other beneficial owners, we recommend that the written demand state the number of shares of common stock as to which appraisal is sought. Where no number of shares is expressly mentioned, we will presume that the demand covers all shares held in the name of the record owner. If you hold your shares of common stock in a brokerage account or in other nominee form and you wish to exercise appraisal rights, you should consult with your broker or the other nominee to determine the appropriate procedures for the making of a demand for appraisal by the nominee.
Section 262 of the DGCL requires that stockholders for whom appraisal rights are available be notified not less than 20 days before the stockholders meeting to vote on the merger in connection with which appraisal rights will be available. A copy of Section 262 of the DGCL must be included with such notice. This proxy statement constitutes our notice to the Company’s stockholders of the availability of appraisal rights in connection with the merger in compliance with the requirements of Section 262 of the DGCL and a copy of the full text of Section 262 of the DGCL is attached hereto as Annex C. If you wish to consider exercising your appraisal rights, you should carefully review the text of Section 262 of the DGCL contained in Annex C to this proxy statement since failure to timely and properly comply with the requirements of Section 262 of the DGCL will result in the loss of your appraisal rights under the DGCL.
If you elect to demand appraisal of your shares, you must satisfy each of the following conditions:
•
You must deliver to us a written demand for appraisal of your shares before the vote with respect to the merger is taken. This written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or voting against the adoption and approval of the merger agreement and the merger. Voting against or failing to vote for the adoption and approval of the merger agreement and the merger by itself does not constitute a demand for appraisal within the meaning of Section 262 of the DGCL. The demand must reasonably inform us of the identity of the stockholder and the intention of the stockholder to demand appraisal of his, her or its shares. A stockholder’s failure to make a written demand before the vote with respect to the merger is taken will constitute a waiver of appraisal rights.

•
You must not vote in favor of, or consent in writing to, the adoption and approval of the merger agreement and the merger. A vote in favor of the adoption and approval of the merger agreement and merger, by proxy submitted by mail, over the Internet, by telephone or in person, will constitute a waiver of your appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal. A proxy which does not contain voting instructions will, unless revoked, be voted in favor of the adoption and approval of the merger agreement and the merger. Therefore, a stockholder who votes by proxy and who wishes to exercise appraisal rights must vote against the merger agreement and the merger or abstain from voting on the merger agreement and the merger.

•
You must continue to hold your shares of common stock from the date of making the demand through the effective date of the merger. Therefore, a stockholder who is the record holder of shares of common stock on the date the written demand for appraisal is made but who thereafter transfers the shares before the effective date of the merger will lose any right to appraisal with respect to such shares.

•
You must otherwise comply with the procedures set forth in Section 262.

If you fail to comply with any of these conditions and the merger is completed, you will be entitled to receive the merger consideration (without interest and subject to any required tax withholding), but you will have no appraisal rights with respect to your shares of common stock.
All demands for appraisal pursuant to Section 262 of the DGCL should be addressed to the Company, in care of the Secretary, at XO Group Inc., 195 Broadway, 25th Floor, New York, NY 10007, and must be delivered before the vote on the merger agreement is taken at the special meeting and should be executed by, or on behalf of, the record holder of the shares of common stock.
Within 10 days after the effective date of the merger, the surviving corporation (i.e., XO Group Inc.) must give written notice that the merger has become effective to each stockholder who has properly filed a written demand for appraisal and who did not vote in favor of the merger agreement and the merger. At any time within 60 days after the effective date of the merger, any stockholder who has demanded an appraisal, and who has not commenced an appraisal proceeding or joined that proceeding as a named party, has the right to withdraw such stockholder’s demand for appraisal and to accept the merger consideration (without interest and subject to any required tax withholding) specified by the merger agreement for his or her shares of common stock; after this period, the stockholder may withdraw such demand for appraisal only with the consent of the surviving corporation. Within 120 days after the effective date of the merger, any stockholder who has complied with Section 262 of the DGCL will, upon written request to the surviving corporation, be entitled to receive a written statement setting forth the aggregate number of shares not voted in favor of the merger agreement and the merger and with respect to which demands for appraisal rights have been received and the aggregate number of holders of such shares. A person who is the beneficial owner of shares of common stock held in a voting trust or by a nominee on behalf of such person may, in such person’s own name, request from the corporation the statement described in the previous sentence. Such written statement will be mailed to the requesting stockholder within 10 days after such written request is received by the surviving corporation or within 10 days after expiration of the period for delivery of demands for appraisal, whichever is later. Within 120 days after the effective time, but not thereafter, either the surviving corporation or any stockholder who has complied with the requirements of Section 262 of the DGCL and who is otherwise entitled to appraisal rights may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares held by all stockholders entitled to appraisal. A person who is the beneficial owner of shares of common stock held in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file the petition described in the previous sentence. Upon the filing of the petition by a stockholder, service of a copy of such petition shall be made upon the Company, as the surviving corporation. If no such petition is filed within that 120-day period, appraisal rights will be lost for all holders of shares who had previously demanded appraisal of their shares. The surviving corporation has no obligation to file such a petition in the event there are dissenting stockholders. Accordingly, the failure of a stockholder to file such a petition within the period specified could nullify the stockholder’s previously written demand for appraisal. There is no present intent on the part of the Company to file an appraisal petition, and stockholders seeking to exercise appraisal rights should not assume that the Company will file such a petition or that the Company will initiate any negotiations with respect to the fair value of such shares. Accordingly, stockholders who desire to have their shares appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262 of the DGCL.
If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to the surviving corporation, the surviving corporation will then be obligated, within 20 days after receiving service of a copy of the petition, to file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving corporation. The Register in Chancery, if so ordered by the Delaware Court of Chancery, must give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving corporation and to the stockholders shown on the list at the addresses therein stated. Such notice must also be given by one or more publications at least one week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Delaware Court of Chancery deems advisable. The forms of the notices by mail and by publication must be approved by the Delaware Court of Chancery, and the costs thereof will be borne by the surviving corporation. At the hearing on such petition, the Delaware Court of Chancery will determine the stockholders who have complied with Section 262 of the DGCL and who have become entitled to appraisal rights. The Delaware Court of Chancery may require the stockholders who have demanded appraisal for their shares and who hold stock represented by certificates to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; if any stockholder fails to comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to that stockholder. If immediately before the merger the shares of the class or series of stock as to which appraisal rights are available were listed on a national securities exchange, the Delaware Court of Chancery will dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger for such total number of shares exceeds $1 million or (3) the merger was approved pursuant to Sections 253 or 267 of the DGCL.
After determination of the stockholders entitled to appraisal of their shares of common stock, the Delaware Court of Chancery will appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, and except as otherwise provided in Section 262, interest from the effective date of the merger through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter only upon the sum of  (1) the difference, if any, between the amount paid and the fair value of the shares as determined by the Delaware Court of Chancery, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving corporation or by any stockholder entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal before the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving corporation and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under Section 262 of the DGCL. When the fair value is determined, the Delaware Court of Chancery will direct the payment of such value, with interest thereon, if any, by the surviving corporation to the stockholders entitled to receive the same, in the case of holders of uncertificated stock forthwith, and in the case of holders of shares represented by certificates upon the surrender to the surviving corporation of the certificates representing such stock.
In determining the fair value of the shares of common stock and, if applicable, interest, the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.”
The Delaware Supreme Court has stated that in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 of the DGCL provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”
You should be aware that the fair value of your shares of common stock as determined under Section 262 of the DGCL could be more than, the same as, or less than the value that you are entitled to receive under the terms of the merger agreement and that an opinion of an investment banking firm as to the fairness, from a financial point of view, of the consideration payable in a sale transaction, such as the merger, is not an opinion as to, and does not otherwise address, fair value under Section 262 of the DGCL.
Moreover, we do not anticipate offering more than the per share merger consideration to any stockholder exercising appraisal rights and reserve the right to assert, in any appraisal proceeding, that, for purposes of Section 262 of the DGCL, the “fair value” of a share of common stock is less than the per share merger consideration.
Costs of the appraisal proceeding may be imposed upon the surviving corporation and the stockholders participating in the appraisal proceeding by the Delaware Court of Chancery as the Court deems equitable in the circumstances. Upon the application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal. In the absence of an order, each party bears its own expenses. Any stockholder who has duly demanded and perfected appraisal rights in compliance with Section 262 of the DGCL will not, after the effective time, be entitled to vote shares subject to that demand for any purpose or to receive payments of dividends or any other distribution with respect to those shares, other than with respect to payment as of a record date before the effective time; however, if no petition for appraisal is filed within 120 days after the effective date of the merger, or if the stockholder delivers a written withdrawal of his or her demand for appraisal and an acceptance of the terms of the merger within 60 days after the effective date of the merger or thereafter with the written approval of the Company, then the right of that stockholder to appraisal will cease. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the prior approval of the Court, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just; provided, however, that any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party will maintain the right to withdraw its demand for appraisal and to accept the merger consideration that such holder would have received (without interest and subject to any required tax withholding) pursuant to the merger agreement within 60 days after the effective date of the merger.
In view of the complexity of Section 262 of the DGCL, stockholders who may wish to dissent from the merger and pursue appraisal rights should consult their legal advisors.

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS
In accordance with Rule 14a-3(e)(1) under the Exchange Act, one proxy statement will be delivered to two or more stockholders who share an address, unless the Company has received contrary instructions from one or more of the stockholders. Each stockholder will receive a separate proxy card. The Company will deliver promptly upon written or oral request a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the proxy statement was delivered. Requests for additional copies of the proxy statement should be directed to the Company, in care of the Secretary, at XO Group Inc., 195 Broadway, 25th Floor, New York, NY 10007, or by calling us at (212) 219-8555. In addition, stockholders who share a single address, but receive multiple copies of the proxy statement, may request that in the future they receive a single copy by contacting the Company at the address and phone number set forth in the prior sentence.

SUBMISSION OF STOCKHOLDER PROPOSALS
If the merger is completed, the Company does not expect to hold a 2019 annual meeting of stockholders. However, if the merger is not completed, the Company will hold a 2019 annual meeting of stockholders.
As described in the Company’s annual meeting proxy statement for the 2018 annual meeting of stockholders filed on April 9, 2018, any stockholder proposals that are intended to be presented at our annual meeting of stockholders to be held in 2019 must be received by us no later than December 13, 2018, if such proposals are to be included in the proxy statement and related proxy materials relating to that meeting pursuant to Rule 14a-8 of the Exchange. In addition, under our bylaws, any proposal for consideration at our annual meeting of stockholders to be held in 2019 submitted by a stockholder other than pursuant to Rule 14a-8 will be considered timely if it is received by XO Group’s Secretary at our principal executive offices between the close of business on January 24, 2019 and the close of business on February 23, 2019, and is otherwise in compliance with the requirements set forth in our bylaws, which can be accessed in the “Investor Relations — Corporate Governance” section of our corporate website at www.xogroupinc.com.
Additional information regarding the procedures to submit a stockholder proposal at the 2019 annual meeting, if one will be held, is included in the Company’s proxy statement for its 2018 annual meeting of stockholders, filed on April 9, 2018.

WHERE YOU CAN FIND ADDITIONAL INFORMATION
The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, proxy statements or other information that we file with the SEC at the following location of the SEC:
Public Reference Room
100 F Street, N.E.
Washington, D.C. 20549
Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference room. You may also obtain copies of this information by mail from the Public Reference Section of the SEC at its address above, at prescribed rates. The Company’s public filings are also available to the public from document retrieval services and the Internet website maintained by the SEC at www.sec.gov.
The Company will make available a copy of its public reports, without charge, on the Investor page of its website at http://www.financialengines.com as soon as reasonably practicable after the Company files the reports electronically with the SEC. The information provided on our website is not part of this proxy statement, and is not incorporated by reference herein. In addition, you may obtain a copy of the reports, without charge, by contacting the Company at XO Group Inc., Attn: Secretary, 195 Broadway, 25th Floor, New York, NY 10007, or by calling us at (212) 219-8555. In order to ensure timely delivery of the documents before the special meeting, any request should be made promptly to the Company.
The SEC allows us to “incorporate by reference” into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC will update and supersede that information. Information in documents that is deemed, in accordance with SEC rules, to be furnished and not filed will not be deemed to be incorporated by reference into this proxy statement. We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement, and before the date of the special meeting (provided that we are not incorporating by reference any information furnished to, but not filed with, the SEC):
•
XO Group’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on March 2, 2018, as amended by the Company’s Annual Report on Form 10-K/A, filed with the SEC on August 2, 2018;

•
the portions of XO Group’s Definitive Proxy Statement for the 2018 annual meeting of stockholders on Schedule 14A filed with the SEC on April 9, 2018, that are incorporated by reference in XO Group’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017;

•
XO Group’s Quarterly Reports on Form 10-Q for the quarterly period ended March 31, 2018, filed with the SEC on May 4, 2018, and for the quarterly period ended June 30, 2018, filed with the SEC on August 1, 2018; and

•
XO Group’s Current Reports on Form 8-K, in each case to the extent filed and not furnished with the SEC on May 25, 2018, June 1, 2018 and September 25, 2018.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS ABOUT THE MERGER OR THE SPECIAL MEETING OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY US OR ANY OTHER PERSON. THIS PROXY STATEMENT IS DATED NOVEMBER 13, 2018. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN

THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT AND WILL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Annex A
EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER
by and among
WeddingWire, Inc.,
Wedelia Merger Sub, Corp.
and
XO Group Inc.
Dated as of September 24, 2018

 (Continued)

 (Continued)

INDEX OF DEFINED TERMS
Terms	Page
401(k) Plan	A-42
Acceptable Confidentiality Agreement	A-58
Acquisition Proposal	A-58
Action	A-58
Affiliate	A-58
Agreement	A-9
Alternative Acquisition Agreement	A-34
Applicable Regulatory Law	A-58
Book-Entry Share	A-11
Budgeted Amount	A-32
Business Day	A-59
Bylaws	A-10
Cancelled Shares	A-10
Capitalization Date	A-15
Certificate	A-11
Certificate of Merger	A-10
Change of Recommendation	A-35
Charter	A-10
Chosen Courts	A-55
Clean Team NDA	A-41
Closing	A-9
Closing Date	A-10
Code	A-13
Commitment Letters	A-28
Common Stock	A-15
Company	A-9
Company Benefit Plan	A-59
Company Board	A-9
Company Disclosure Schedule	A-14
Company Equity Awards	A-13
Company ESPP	A-59
Company Group	A-59
Company Intellectual Property	A-59
Company Material Adverse Effect	A-59
Company Preferred Stock	A-15
Company Recommendation	A-16
Company Registered IP	A-60
Company RSA Award	A-13
Company SEC Documents	A-17

INDEX OF DEFINED TERMS
 (Continued)
Terms	Page
Company Severance Policy	A-42
Company Stock Option	A-13
Company Termination Fee	A-60
Compliant	A-60
Confidentiality Agreements	A-41
Contingent Worker	A-22
Continuation Period	A-41
Continuing Employees	A-41
Contract	A-60
Converted Award	A-14
Converted Shares	A-10
Copyrights	A-61
Current ESPP Offering Period	A-14
D&O Insurance	A-44
debt	A-30
Debt Commitment Letter	A-28
Debt Financing	A-28
Debt Financing Source Parties	A-56
DGCL	A-9
Dissenting Shares	A-12
Domain Names	A-61
Effective Time	A-10
Election Notice	A-42
Employee	A-60
Enforceability Exceptions	A-16
Environmental Laws	A-60
Equity Commitment Letter	A-28
Equity Financing	A-28
ERISA	A-60
ERISA Affiliate	A-60
Exchange Act	A-61
Exchange Fund	A-11
Excluded Party	A-61
Excluded Shares	A-10
Fee Funding Arrangements	A-9
Financing	A-28
GAAP	A-17
Governmental Entity	A-61

INDEX OF DEFINED TERMS
 (Continued)
Terms	Page
HSR Act	A-61
Indemnified Parties	A-43
Intellectual Property	A-61
Intervening Event	A-61
Investor	A-28
JDA	A-41
Knowledge	A-61
Law	A-61
Lease	A-61
Leased Real Property	A-24
Lenders	A-28
Lien	A-61
Material Contract	A-23
Material Customer Agreement	A-24
Materials of Environmental Concern	A-61
Merger	A-9
Merger Amounts	A-29
Merger Consideration	A-1
Merger Sub	A-9
Multiemployer Plan	A-62
Mutual NDA	A-41
New Plan	A-41
No-Shop Period Start Date	A-34
Notice Period	A-36
NYSE	A-62
Order	A-62
Parent	A-9
Parent 401(k) Plan	A-42
Parent Board	A-9
Parent Disclosure Schedule	A-26
Parent Group	A-62
Parent Material Adverse Effect	A-26
Parent Termination Fee	A-53
Patents	A-61
Paying Agent	A-11
Permira Funds	A-62
Permits	A-18
Permitted Liens	A-62

INDEX OF DEFINED TERMS
 (Continued)
Terms	Page
Person	A-62
Personal Data	A-62
Privacy Law	A-62
Privacy Policies	A-62
Proxy Statement	A-37
Record Holder	A-62
Registered IP	A-63
Regulatory Law	A-63
Related Parties	A-65
Representatives	A-34
Required Information	A-63
Reverse Termination Fee	A-53
Sanctions	A-18
SEC	A-63
Securities Act	A-63
Share	A-10
Shares	A-10
Solvent	A-30
Spectrum Funds	A-63
Stockholder Approval	A-49
Stockholders Meeting	A-38
Subsidiary	A-63
Substituted Option Award	A-13
Substituted RSA Award	A-13
Superior Proposal	A-63
Surviving Corporation	A-9
Takeover Statute	A-49
Tax	A-63
Tax Return	A-63
Taxes	A-63
Termination Date	A-51
Trade Secrets	A-61
Trademarks	A-61
Transaction Documents	A-63
Transaction Litigation	A-41
Treasury Regulations	A-63
Ultimate Parent Entity	A-64
Unvested Option	A-13
Vested Option	A-13
Willful Breach	A-64

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER, dated as of September 24, 2018 (this “Agreement”), by and among WeddingWire, Inc., a Delaware corporation (“Parent”), Wedelia Merger Sub, Corp., a Delaware corporation and wholly owned Subsidiary of Parent (“Merger Sub”) and XO Group Inc., a Delaware corporation (the “Company”).
RECITALS
WHEREAS, Parent desires to acquire the Company, on the terms and subject to the conditions set forth in this Agreement;
WHEREAS, in furtherance of such acquisition of the Company by Parent, and on the terms and subject to the conditions set forth in this Agreement and in accordance with the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), Merger Sub shall be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned Subsidiary of Parent;
WHEREAS, the board of directors of the Company (the “Company Board”) has (a) approved and declared the advisability of this Agreement and the transactions contemplated hereby, including the Merger, (b) directed that the adoption of this Agreement be submitted for consideration by the Company’s stockholders at a meeting thereof and (c) resolved to recommend that the Company’s stockholders adopt this Agreement;
WHEREAS, the board of directors of Merger Sub has (a) approved and declared the advisability of this Agreement and the transactions contemplated hereby, including the Merger and (b) resolved to recommend that the sole stockholder of Merger Sub adopt this Agreement;
WHEREAS, Parent, as the sole stockholder of Merger Sub, has approved and adopted this Agreement and the transactions contemplated by this Agreement, including the Merger;
WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition and inducement to the Company’s willingness to enter into this Agreement, the Permira Funds and the Spectrum Arrangement Funds are each entering into a fee funding arrangement in favor of the Company (the “Fee Funding Arrangements”), pursuant to which, subject to the terms and conditions contained therein, the Permira Funds and the Spectrum Arrangement Funds are each agreeing to fund certain obligations of Parent and Merger Sub in connection with this Agreement; and
WHEREAS, the board of directors of Parent (the “Parent Board”) approved and declared the advisability of this Agreement and the transactions contemplated hereby, including the Merger; and
WHEREAS, the Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with the transactions contemplated by this Agreement and also to prescribe certain conditions to the transactions contemplated by this Agreement.
NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:
ARTICLE I
The Merger
Section 1.1. The Merger.   Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, Merger Sub shall be merged with and into the Company, in accordance with the provisions of the DGCL, and the separate corporate existence of Merger Sub shall thereupon cease. The Company shall be the surviving corporation in the Merger (sometimes hereinafter referred to as the “Surviving Corporation”) and, following the Merger, shall be a wholly owned Subsidiary of Parent, and the separate corporate existence of the Company, with all its rights, privileges, immunities, powers and franchises, shall continue unaffected by the Merger, except as set forth in this Agreement.
Section 1.2. Closing.   The closing of the Merger (the “Closing”) shall take place: (a) at 9:00 a.m., New York City time, no later than the third (3rd) Business Day following the satisfaction or waiver (if permissible under applicable Law) of all of the conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing), at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York 10019 or (b) at such other date, time, or place as agreed to in writing by Parent and the Company; provided, that the Closing shall not occur earlier than November 23, 2018. The date on which the Closing actually occurs is referred to herein as the “Closing Date.” For the avoidance of doubt, a condition may only be waived in writing by the party or parties entitled to such condition under this Agreement.
Section 1.3. Effective Time.   Subject to the terms and conditions hereof, on the Closing Date, the Company and Parent shall cause a certificate of merger (the “Certificate of Merger”) to be duly executed and filed with the Secretary of State of the State of Delaware in accordance with Section 251 of the DGCL. The Merger shall become effective at the time when the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or at such later time as the parties shall agree in writing and specify in the Certificate of Merger in accordance with the DGCL (the “Effective Time”).
ARTICLE II
Effects of the Merger
Section 2.1. Effects of the Merger.   The Merger shall have the effects specified in this Agreement and the applicable provisions of the DGCL.
Section 2.2. Certificate of Incorporation.   Subject to Section 5.10, and without any further action on the part of the Company or Merger Sub, at the Effective Time, the certificate of incorporation of the Surviving Corporation (the “Charter”) shall be amended and restated in its entirety to be in the form of the certificate of incorporation of Merger Sub (except with respect to the name of the Surviving Corporation, which from and after the Effective Time shall be the name of the Company), until thereafter amended as provided therein or by applicable Law.
Section 2.3. Bylaws.   Subject to Section 5.10, without any further action on the part of the Company or Merger Sub, at the Effective Time, the bylaws of the Surviving Corporation (the “Bylaws”) shall be amended and restated in their entirety to be in the form of the bylaws of Merger Sub (except that the name of the Surviving Corporation shall be the name of the Company), until thereafter amended as provided therein or in the Charter or by applicable Law.
Section 2.4. Directors.   The directors of Merger Sub immediately prior to the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Charter and the Bylaws.
Section 2.5. Officers.   The officers of the Company immediately prior to the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Charter and the Bylaws.
Section 2.6. Effect on Capital Stock.   At the Effective Time, as a result of the Merger and without any action on the part of the holder of any capital stock of the Company, any party hereto or any other Person:
(a) Merger Consideration.   Each share of Common Stock (each “Share” or, collectively, the “Shares”) issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares, Converted Shares and Dissenting Shares (collectively, “Excluded Shares”)) shall at the Effective Time automatically be cancelled and converted into the right to receive $35.00 in cash (the “Merger Consideration”), without interest, whereupon such Shares shall cease to exist and no longer be outstanding, and each holder thereof shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration, without interest, upon surrender of Certificates or Book-Entry Shares in accordance with Section 2.7.
(b) Cancellation of Cancelled Shares; Conversion of Converted Shares.   Shares that immediately prior to the Effective Time are held by the Company in treasury or by Parent or Merger Sub (collectively, “Cancelled Shares”) shall at the Effective Time automatically be cancelled and shall cease to exist, and no consideration shall be delivered or deliverable in exchange therefor. Shares that immediately prior to the Effective Time are held by any wholly owned Subsidiary of the Company or any wholly owned Subsidiary of Parent (other than Merger Sub) (collectively, “Converted Shares”) shall at the Effective Time automatically be converted into such number of fully paid and nonassessable shares of common stock, par value $0.01 per share, of the Surviving Corporation such that the ownership percentage of any such Subsidiary in the Surviving Corporation immediately following the Effective Time shall equal the ownership percentage of such Subsidiary in the Company immediately prior to the Effective Time.
(c) Conversion of Merger Sub Common Stock.   At the Effective Time, each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation.
Section 2.7. Payment.
(a) Paying Agent; Exchange Fund.   Prior to the Effective Time, Parent shall designate a bank or trust company reasonably acceptable to the Company to act as agent (the “Paying Agent”) for the payment of the Merger Consideration in accordance with this Article II, and in connection therewith, shall enter into an agreement reasonably acceptable to the Company relating to the Paying Agent’s responsibilities with respect to this Agreement. At or prior to the Effective Time, Parent shall deposit, or shall cause to be deposited, with the Paying Agent in trust for the benefit of the holders of Shares a cash amount sufficient to pay the aggregate Merger Consideration (not including, for the avoidance of doubt, any Merger Consideration payable with respect to Excluded Shares) (such cash being hereinafter referred to as the “Exchange Fund”). The Exchange Fund shall not be used for any purpose except as set forth herein. The Paying Agent shall invest the Exchange Fund as reasonably directed by Parent; provided, that such investments shall be in short-term obligations of, or guaranteed in full by, the United States of America with maturities no more than thirty (30) days or in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investor Service, Inc. or Standard & Poor’s Corporation. Any interest and other income resulting from such investments shall be payable to Parent or the Surviving Corporation and any amounts in excess of the amounts payable under this Article II shall be promptly returned to the Surviving Corporation. To the extent that there are any losses with respect to any such investments, Parent shall, or shall cause the Surviving Corporation to, promptly replace or restore the cash in the Exchange Fund so as to ensure that the Exchange Fund is at all times maintained at a level sufficient for the Paying Agent to pay the aggregate Merger Consideration under this Article II. No investment losses resulting from investment of the funds deposited with the Paying Agent shall diminish the rights of any holder of Shares to receive the Merger Consideration as provided herein.
(b) Exchange Procedures.
(i) Letter of Transmittal.   As soon as reasonably practicable after the Effective Time (but in any event no later than three (3) Business Days after the date on which the Effective Time occurs), Parent shall, or shall cause the Surviving Corporation to, cause the Paying Agent to mail to each Record Holder of a certificate (a “Certificate”) or book-entry share (a “Book-Entry Share”) that immediately prior to the Effective Time represented Shares, which Shares were converted into the right to receive the Merger Consideration pursuant to Section 2.6(a), (A) a letter of transmittal (which shall be in customary form and with such other provisions as Parent and the Company shall reasonably agree, and which shall specify that delivery shall be effected, and risk of loss and title shall pass, only upon delivery of such Certificates (or affidavits of loss in lieu thereof as provided in Section 2.7(e)) or transfer such Book-Entry Shares to the Paying Agent (including customary provisions with respect to delivery of an “agent’s message” with respect to Book-Entry Shares)) and (B) instructions for effecting the surrender of Certificates (or affidavits of loss in lieu thereof as provided in Section 2.7(e)) or Book-Entry Shares to the Paying Agent in exchange for payment of the Merger Consideration therefor.
(ii) Payment for Shares.   Upon surrender to the Paying Agent of Certificates (or affidavits of loss in lieu thereof as provided in Section 2.7(e)) or Book-Entry Shares, together with, in the case of Certificates, such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, or in the case of Book-Entry Shares, receipt of an “agent’s message” by the Paying Agent, and such other customary documents as may reasonably be required by the Paying Agent, the holder of such Certificates or Book-Entry Shares shall be entitled to receive in exchange therefor, and the Paying Agent shall be required to deliver to each such holder, the amount in cash (after giving effect to any required withholding taxes as provided in Section 2.7(g) that such holder has the right to receive pursuant to Section 2.6(a)). No interest will be paid or accrued on any amount payable in respect of Certificates or Book-Entry Shares. If payment of the Merger Consideration is to be made to a Person other than the Person in whose name a surrendered Certificate or, in the case of a Book-Entry Share, a surrendered Share is registered, it will be a condition of payment that the Certificate or, in the case of a Book-Entry Share, the Share so surrendered be endorsed properly or otherwise be in proper form for transfer and that the Person requesting such payment has paid all transfer and other similar Taxes required by reason of the payment of the Merger Consideration to a Person other than the registered holder of the Certificate or, in the case of a Book-Entry Share, the Share surrendered and has established to the reasonable satisfaction of the Paying Agent that such Taxes have been paid or are not required to be paid.
(c) Closing of Transfer Books.   From and after the Effective Time, the stock transfer books of the Surviving Corporation shall be closed and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the Shares that were outstanding immediately prior to the Effective Time. Until surrendered as contemplated by Section 2.7(b), each Certificate and Book-Entry Share (other than Excluded Shares) shall, from and after the Effective Time, represent only the right to receive the Merger Consideration, without interest thereon, as contemplated by Section 2.6(a). If, after the Effective Time, Certificates or, in the case of Book-Entry Shares, such Shares are presented to the Surviving Corporation, Parent or the Paying Agent for transfer or any other reason, they shall be cancelled and exchanged for the Merger Consideration as provided in this Article II.
(d) Termination of Exchange Fund.   Any portion of the Exchange Fund (including the proceeds of any investments thereof) that remains unclaimed by the Record Holders of Shares one (1) year after the Effective Time shall be delivered to the Surviving Corporation. Any Record Holder of Shares (other than Excluded Shares) who has not theretofore complied with this Article II shall thereafter look only to the Surviving Corporation and Parent, which shall remain responsible for payment of the Merger Consideration for such Shares as provided in this Article II, without any interest thereon. Notwithstanding anything to the contrary herein, none of the Surviving Corporation, Parent, Merger Sub, the Paying Agent or any other Person shall be liable to any Record Holder of Shares for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar Laws.
(e) Lost, Stolen or Destroyed Certificates.   In the event that any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the holder thereof, and if required by Parent, the posting by such holder of a bond in customary amount and upon such terms as may be required by Parent as indemnity against any claim that may be made against it, the Surviving Corporation or the Paying Agent with respect to such Certificate, Parent will cause the Surviving Corporation or the Paying Agent to pay in exchange for such lost, stolen or destroyed Certificate the Merger Consideration payable in respect of the Shares previously evidenced by such lost, stolen or destroyed Certificate, without any interest thereon.
(f) Dissenting Shares.   Notwithstanding anything in this Agreement to the contrary, if required by the DGCL (but only to the extent required thereby), Shares that are issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares and Converted Shares) and that are held by holders of such Shares who have not voted in favor of the adoption of this Agreement or consented thereto in writing and who are entitled to and have properly exercised appraisal rights with respect thereto in accordance with, and who have complied in all respects with, Section 262 of the DGCL (the “Dissenting Shares”) will not be converted into the right to receive the Merger Consideration, and holders of such Dissenting Shares will be entitled to receive payment of the fair value of such Dissenting Shares in accordance with the provisions of such Section 262 unless and until any such holder fails to perfect or effectively withdraws or loses its rights to appraisal and payment under the DGCL. If, after the Effective Time, any such holder fails to perfect or effectively withdraws or loses such right, such Dissenting Shares will thereupon be treated as if they had been converted into and had become exchangeable for, at the Effective Time, the right to receive the Merger Consideration, without any interest thereon. At the Effective Time, any holder of Dissenting Shares shall cease to have any rights with respect thereto, except the rights provided in Section 262 of the DGCL and as provided in the previous sentence. The Company will give Parent (i) prompt notice of any demands received by the Company for appraisals of Shares, including any holder’s notice of its intent to demand payment pursuant to Section 262 of the DGCL that the Company receives, withdrawals of such demands and any other instruments served pursuant to Section 262 of the DGCL and received by the Company, and (ii) the opportunity to participate in and direct all negotiations and proceedings with respect to such notices and demands. The Company shall not, except with the prior written consent of Parent, make any payment with respect to any demands for appraisal, offer to settle or settle any such demands or approve any withdrawal of any such demands.
(g) Withholding.   Each of Parent, the Surviving Corporation and the Paying Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement (including pursuant to Section 2.6(a) and Section 2.8) such Taxes as it is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the “Code”) or under any other applicable provision of Law. To the extent that amounts are so deducted and withheld and timely paid over to the appropriate Governmental Entity, such deducted and withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.
Section 2.8. Company Equity Awards.
(a) Each outstanding option to acquire Shares (each, a “Company Stock Option”), that is outstanding, unexercised and vested immediately prior to the Effective Time in accordance with its terms (each a “Vested Option”), shall, as of the Effective Time, be converted into the right to receive an amount in cash equal to the product of  (i) the excess, if any, of the Merger Consideration over the exercise price per Share of such Vested Option in effect immediately prior to the Effective Time, multiplied by (ii) the total number of Shares subject to such Vested Option immediately prior to the Effective Time, subject to any applicable Tax withholding. The Surviving Corporation shall pay the holders of Vested Options the cash payments described in this Section 2.8(a) on or as soon as reasonably practicable after the Closing Date, but in any event no later than the second regular payroll date following the Closing Date.
(b) Each Company Stock Option that is outstanding and unvested immediately prior to the Effective Time (each, an “Unvested Option”) shall, as of the Effective Time, be substituted and automatically convert into an award to receive an amount in cash (a “Substituted Option Award”) equal to the product of  (i) the excess, if any, of the Merger Consideration over the exercise price per Share of such Unvested Option in effect immediately prior to the Effective Time, multiplied by (ii) the total number of Shares subject to such Unvested Option immediately prior to the Effective Time. Such Substituted Option Award shall be subject to the terms set forth on Section 5.1(b)(xiv) of the Company Disclosure Schedule and shall otherwise remain subject to the same vesting terms and conditions that applied to such award immediately prior to the Effective Time, including continued employment with Parent or the Company through the applicable vesting date, and the applicable cash amounts shall be paid out, less any applicable Tax withholding, within thirty days of the end of the calendar quarter in which the applicable vesting date occurs.
(c) Each compensatory award in respect of a Share subject to vesting, repurchase or other lapse restriction (each, a “Company RSA Award” and, together with the Company Stock Options, the “Company Equity Awards”) that is outstanding immediately prior to the Effective Time shall, as of the Effective Time, be substituted and automatically convert into an award to receive an amount in cash (each, a “Substituted RSA Award”) equal to the product of  (i) the total number of Shares underlying such Company RSA Award and (ii) the Merger Consideration. Such Substituted RSA Award shall be subject to the terms set forth on Section 5.1(b)(xiv) of the Company Disclosure Schedule and

otherwise remain subject to the same vesting terms and conditions that applied to such award immediately prior to the Effective Time, including continued employment with Parent or the Company through the applicable vesting date, and shall be paid, less any applicable Tax withholding, within thirty days of the end of the calendar quarter in which the applicable vesting date occurs.
(d) As soon as practicable following the date hereof, the Company shall take all actions with respect to the Company ESPP to provide that (i) with respect to any offering periods in effect as of the date hereof  (the “Current ESPP Offering Period”), no employee who is not a participant in the Company ESPP as of the date hereof may become a participant in the Company ESPP and there will be no increase in the amount of payroll deductions permitted to be made by the participants under the Company ESPP during the Current ESPP Offering Period; (ii) subject to the consummation of the transactions contemplated by this Agreement, the Company ESPP shall terminate immediately prior to the Effective Time, (iii) if the Current ESPP Offering Period terminates prior to the Effective Time, then the Company ESPP shall be suspended and no new offering period shall be commenced under the Company ESPP prior to the termination of this Agreement, and (iv) if the Current ESPP Offering Period is still in effect at the Effective Time, then the last day of such Current ESPP Offering Period shall be accelerated to a date before the Closing Date as specified by the Company Board or its designated committee in accordance with the terms of the Company ESPP.
(e) For the avoidance of doubt, if a holder of a Substituted Option Award or Substituted RSA award (each, a “Converted Award”) vests in such Converted Award in accordance with Sections 2.8(b) and 2.8(c) of this Agreement and such holder subsequently terminates employment with the Company and its Affiliates for any reason prior to the date on which such Converted Award is paid, the holder will be nevertheless be entitled to receive payment for such vested portion of such Converted Award at the time such payment would have been made had such holder remained employed with the Company or any of its Affiliates (including, after the Effective Time, the Surviving Corporation). Prior to the Effective Time, the Company Board or any authorized committee thereof shall adopt such resolutions as may reasonably be appropriate or required in its discretion to effectuate the actions contemplated by this Section 2.8.
Section 2.9. Adjustments to Prevent Dilution.   In the event that, between the date of this Agreement and the Effective Time, the Company changes the number of Shares issued and outstanding as a result of a reclassification, stock split or reverse stock split, stock dividend or stock distribution, recapitalization, combination, merger, issuer tender or exchange offer, or other similar transaction, the Merger Consideration shall be correspondingly adjusted to reflect such change and to provide the holders of Shares the same economic effect as contemplated by this Agreement prior to such action, and as so adjusted shall, from and after the date of such event, be the Merger Consideration.
ARTICLE III
Representations and Warranties of the Company
Except as set forth in (a) any form, document or report publicly filed with or publicly furnished to the SEC by the Company or any of its Subsidiaries (including any documents incorporated by reference therein) prior to the date of this Agreement but after December 31, 2015 (other than with respect to Section 3.1, Section 3.2, Section 3.3, Sections 3.4, Section 3.5, Section 3.19 and Section 3.20); excluding any risk factor disclosure under the heading “Risk Factors” or disclosure set forth in any “forward looking statements” disclaimer or other similar section, in each case to the extent cautionary, predictive or forward looking in nature or (b) the disclosure letter delivered by the Company to Parent or its Representatives prior to entering into this Agreement (the “Company Disclosure Schedule”) (it being acknowledged and agreed that disclosure of any item in any section or subsection of the Company Disclosure Schedule, whether or not an explicit cross reference appears, shall be deemed disclosure with respect to any other section or subsection to which the relevance of such item is reasonably apparent on the face of such disclosure), the Company hereby represents and warrants to Parent and Merger Sub as follows:
Section 3.1. Organization and Power.   The Company and each of its Subsidiaries is duly organized, validly existing and in good standing (with respect to jurisdictions that recognize that concept) under the Laws of its respective jurisdiction of organization and each has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as currently conducted, except where the failure to be in good standing or to have such corporate or similar power and authority would not constitute a Company Material Adverse Effect. The Company and each of its Subsidiaries is duly qualified or licensed to do business and is in good standing (with respect to jurisdictions that recognize that concept) as a foreign corporation (or other applicable entity) in each jurisdiction where the ownership, leasing or operation of its properties or assets or conduct of its business requires such qualification or licensing, except in such jurisdictions where the failure to be so qualified or licensed or to be in good standing would not constitute a Company Material Adverse Effect. The Company has made available to Parent true, complete and correct copies of its certificate of incorporation and bylaws, in each case as amended and in effect as of the date of this Agreement.
Section 3.2. Subsidiaries.
(a) Section 3.2(a) of the Company Disclosure Schedule sets forth as of the date hereof a true and complete list of the Subsidiaries of the Company and indicates the jurisdiction of organization or formation of each such Subsidiary. All of the outstanding shares of capital stock of each Subsidiary of the Company that is a corporation have been duly authorized and validly issued and are fully paid and nonassessable and free of preemptive rights. All of the outstanding shares of capital stock or equity interests of each Subsidiary of the Company are owned by the Company, directly or indirectly, free and clear of all Liens, other than Permitted Liens.
(b) As of the date hereof, neither the Company nor any of its Subsidiaries required to be listed in Section 3.2(a) of the Company Disclosure Schedule owns, directly or indirectly, any capital stock of, or any joint venture, membership, partnership, voting or equity interest of any nature in, any other Person, other than the Subsidiaries identified in Section 3.2(a) of the Company Disclosure Schedule.
Section 3.3. Capitalization.
(a) The authorized capital stock of the Company consists of 100,000,000 shares of common stock, par value $0.01 per share (the “Common Stock”), and 5,000,000 shares of preferred stock, par value $0.001 per share (the “Company Preferred Stock”). At the close of business on September 19, 2018 (the “Capitalization Date”), (i) 25,911,987 Shares were issued and outstanding (including 666,594 Shares subject to Company RSA Awards), (ii) zero Shares were held by the Company in its treasury, (iii) 1,495,914 Shares were reserved for issuance pursuant to outstanding Company Stock Options, and (iv) no shares of Company Preferred Stock were issued and outstanding. All outstanding Shares, and all Shares reserved for issuance referred to in clauses (iii) and (iv) of the foregoing sentence, when issued in accordance with the terms thereof, are or will be duly authorized, validly issued, fully paid and nonassessable and are or will be free of, and were not or will not be issued in violation of any preemptive or similar right, purchase option, call or right of first refusal or similar rights. Section 3.3(a) of the Company Disclosure Schedule contains a correct and complete list, as of the date set forth therein, of the Company Stock Options and Company RSA Awards including the holder (identified with his or her employee ID number), date of grant, term, number of Shares and, where applicable, exercise price and vesting schedule, and as of such date there were no other awards granted pursuant to the Company Benefit Plans.
(b) Except as set forth in this Section 3.3 and for changes since the Capitalization Date resulting from the exercise, vesting or settlement of Company Stock Options or the vesting of Company RSA Awards outstanding on the Capitalization Date, as of the date hereof, there are no outstanding (i) shares of capital stock or voting securities of the Company, (ii) bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter on which the Company’s stockholders may vote or (iii) securities, options, warrants, calls, rights, commitments, profits interests, stock appreciation rights, phantom stock agreements, arrangements or undertakings of any kind to which the Company or any of its Subsidiaries is a party or by which any of them is bound obligating the Company or any of its Subsidiaries to issue or sell, or cause to be issued or sold, additional shares of capital stock or other voting or equity securities or interests of the Company or of any of its Subsidiaries (or any security convertible or exercisable therefor) or obligating the Company or any of its Subsidiaries to issue, grant or enter into any such security, option, warrant, call, right, commitment, profits interest, agreement, arrangement or undertaking.

(c) As of the date hereof, there are no voting agreements, voting trusts, stockholders agreements, or other agreements to which the Company or any of its Subsidiaries is a party with respect to the voting of, or providing for registration rights with respect to, the capital stock or other equity interests of the Company or any of its Subsidiaries (other than any such capital stock or other equity interests that are owned by the Company or a Subsidiary of the Company).
Section 3.4. Authority.
(a) The Company has the requisite corporate power and authority to execute and deliver this Agreement and, subject to obtaining the Stockholder Approval, to perform its obligations hereunder and to consummate the Merger and the other transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the Merger and the other transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, subject to obtaining the Stockholder Approval and filing the Certificate of Merger with the Secretary of State of the State of Delaware, and no other actions on the part of the Company are necessary to authorize the consummation of the Merger and the other transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due and valid authorization, execution and delivery of this Agreement by Parent and Merger Sub, constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar Laws of general applicability affecting or relating to creditors’ rights generally and (ii) general principles of equity, whether such enforceability is considered in a proceeding in equity or at Law (clauses (i) and (ii) collectively, the “Enforceability Exceptions”).
(b) The Company Board has (i) determined that the Merger is fair to, and in the best interests of, the Company and its stockholders, (ii) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Merger, (iii) directed that the adoption of this Agreement be submitted for consideration by the Company’s stockholders at a meeting thereof and, (iv) subject to Section 5.2, resolved to recommend that the Company’s stockholders adopt this Agreement (such recommendation, the “Company Recommendation”), which resolutions, as of the date hereof, remain in full force and effect.
(c) The Stockholder Approval is the only vote of the holders of any class or series of capital stock of the Company required to adopt this Agreement and approve the Merger and the other transactions contemplated hereby.
Section 3.5. Consents and Approvals; No Violations.
(a) Except as set forth in Section 3.5(a) of the Company Disclosure Schedule or as may be required under, and other applicable requirements of, the Exchange Act, the HSR Act, the DGCL, the rules and regulations of NYSE, state securities laws and any other applicable Regulatory Laws, and subject to the accuracy of Parent’s and Merger Sub’s representations and warranties set forth in Section 4.4(a), neither the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby will require the Company to make any notice to, or filing with, or obtain any permit, authorization, consent or approval of, any Governmental Entity of competent jurisdiction, with such exceptions as would not constitute a Company Material Adverse Effect.
(b) Subject to obtaining the Stockholder Approval, neither the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby will (i) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company or of the similar organizational documents of any of the Company’s Subsidiaries, or (ii) assuming compliance with the matters referred to in Section 3.5(a), contravene, conflict with or result in a violation or breach of any provision of any applicable Law, require any consent or other action by any Person under, constitute a default or an event that, with or without notice, lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation under, any provision of any Material Contract, in the case of this clause (ii) with such exceptions as would not constitute a Company Material Adverse Effect.

Section 3.6. Company SEC Documents.
(a) Since December 31, 2015, the Company has filed with or furnished to the SEC, on a timely basis, all forms, reports and documents required to be filed with or furnished to the SEC under the Securities Act or the Exchange Act (collectively with any amendments thereto, the “Company SEC Documents”). As of their respective filing dates (or if amended, as of the date of the last such amendment), the Company SEC Documents complied as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002, as the case may be, each as in effect on the date so filed (or amended). None of the Subsidiaries of the Company is required to file periodic reports with the SEC pursuant to the Exchange Act.
(b) The consolidated financial statements of the Company included in the Company SEC Documents (including the related notes and schedules thereto) complied as of their respective dates in all material respects with the then-applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in all material respects in accordance with United States generally accepted accounting principles (“GAAP”) (except, in the case of the unaudited statements or any foreign Subsidiaries, as permitted by the SEC) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and, on that basis, fairly present in all material respects the consolidated financial position, results of operations, changes in stockholder’s equity and cash flows of the Company and its Subsidiaries as of the indicated dates and for the indicated periods (subject, in the case of unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein, including the notes thereto).
(c) The Company has established and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act) as required by Rule 13a-15(a) under the Exchange Act, and the Company has established and maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) as required by Rule 13a-15(a) under the Exchange Act. Such disclosure controls and procedures are designed to provide reasonable assurances that (i) material information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding disclosure and (ii) information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s applicable rules and forms, the Exchange Act and the Securities Act.
(d) The Company has disclosed, based on its most recent evaluation of internal control over financial reporting prior to the date hereof, to the Company’s outside auditor and the audit committee of the Company Board (i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.
(e) Since December 31, 2015, (i) neither the Company nor any of its Subsidiaries, has received any material, written unresolved complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Subsidiaries or their respective internal accounting controls, and (ii) no attorney representing the Company or any of its Subsidiaries, whether or not employed by the Company or any of its Subsidiaries, has, to the Knowledge of the Company, reported in writing credible evidence of a material violation of securities Laws, breach of fiduciary duty or similar violation by the Company or any of its Subsidiaries or their respective officers, directors, employees or agents to the Company Board or any committee thereof or to the General Counsel, Chief Executive Officer or Chief Financial Officer of the Company.
(f) Since December 31, 2015, the Company has complied in all material respects with the applicable listing and corporate governance rules and regulations of the NYSE.

Section 3.7. Absence of Certain Changes or Events.
(a) From December 31, 2017 through the date hereof, except in connection with the transactions contemplated by this Agreement, the Company and its Subsidiaries have conducted their respective businesses in all material respects in the ordinary course consistent with past practice and have not taken any action that, if taken after the date hereof, would require Parent’s consent pursuant to Section 5.1(b)(i), (ii), (iv) (excluding with respect to the Company’s wholly-owned Subsidiaries), (viii), (ix), (xi), (xii), (xvi) or (xxi) (solely to the extent related to Section 5.1(b)(i), (ii), (iv), (viii), (ix), (xi), (xii) or (xvi)).
(b) Since December 31, 2017 through the date hereof, there has not been a Company Material Adverse Effect.
Section 3.8. Information Supplied.   None of the information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the Proxy Statement will, at the time the Proxy Statement is first mailed to the Company’s stockholders or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply in all material respects with the requirements of the Exchange Act. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to statements made or incorporated by reference in the Proxy Statement based on information supplied by or on behalf of Parent and Merger Sub or affiliates thereof.
Section 3.9. Compliance with Laws; Permits.
(a) Except as would not constitute a Company Material Adverse Effect, the Company and its Subsidiaries (i) are, and since December 31, 2015 have been in compliance with all Laws and Orders applicable to the Company and its Subsidiaries, and (ii) to the Knowledge of the Company, are not under investigation by any Governmental Entity with respect to, and have not been threatened to be charged with or given notice by any Governmental Entity of, any violation of any such Law or Order. Except as would not constitute a Company Material Adverse Effect, each of the Company and its Subsidiaries has in effect all licenses, certificates, authorizations, consents, permits, approvals and other similar authorizations of, from or by a Governmental Entity necessary for it to own, lease or operate its properties and assets and to carry on its business as currently conducted (collectively, “Permits”). No default has occurred under, and there exists no event that, with or without notice, lapse of time or both, would result in a default under, any such Permit, or would give to others any rights of revocation, non-removal, adverse modification or cancellation of any such Permit, and none of the Company or any of its Subsidiaries has received any cease and desist letters or material written inquiries from any Governmental Entity with respect to any such Permit, except, in each case, as would not constitute a Company Material Adverse Effect.
(b) The Company and its Subsidiaries and their directors and officers, and, to the Knowledge of the Company, their employees and any agents acting on their behalf, are, and during the past five (5) years have been in all material respects, in compliance with U.S. and any applicable foreign economic sanctions laws and regulations, including economic sanctions administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control (collectively, “Sanctions”) and U.S. and applicable foreign laws and regulations pertaining to export and import controls, including those administered by the U.S. Departments of Commerce and State.
(c) None of the Company or its Subsidiaries, or their directors or officers, or, to the Knowledge of the Company, their employees, is (i) identified on any Sanctions-related list of restricted or blocked persons, (ii) organized, resident, or located in any country or territory that is itself the subject of Sanctions, or (iii) owned or controlled by any such Person or Persons.
Section 3.10. Tax Matters.   Except as would not constitute a Company Material Adverse Effect:
(a) (i) The Company and each of its Subsidiaries have timely filed (taking into account any valid extension of time within which to file) all Tax Returns required to be filed by any of them and all such Tax Returns are complete and accurate and (ii) the Company and each of its Subsidiaries have paid all

Taxes that are required to be paid by any of them (and have withheld all Taxes required to be withheld by any of them from amounts paid to any employee, independent contractor, creditor, or stockholder), except, in the case of each of clauses (i) and (ii), with respect to matters for which adequate reserves have been established in accordance with GAAP.
(b) (i) There is no deficiency for any Taxes which has been proposed, asserted or assessed in writing by any Governmental Entity against the Company or any of its Subsidiaries that has not been paid, withdrawn or settled, or for which adequate reserves have not been established in accordance with GAAP, by the Company; (ii) there are not ongoing or pending or, to the Company’s knowledge, threatened in writing, any audits, suits, proceedings, examinations, investigations or other administrative or judicial proceedings in respect of Taxes of the Company or any of its Subsidiaries, other than in respect of matters for which adequate reserves have been established in accordance with GAAP by the Company; and (iii) neither the Company nor any of its Subsidiaries has waived any statute of limitations with respect to Taxes or Tax Returns or agreed to any extension of time with respect to a Tax assessment or deficiency or the collection of Taxes, which waiver or extension is currently in effect.
(c) There are no Liens for Taxes on any of the assets of the Company or any of its Subsidiaries other than Permitted Liens.
(d) In the past three years, no written claim has been made by any Governmental Entity in a jurisdiction where the Company or any of its Subsidiaries has not filed a Tax Return that the Company or such Subsidiary, as applicable, is subject to income or franchise Tax in such jurisdiction.
(e) The Company has not been a “controlled corporation” or a “distributing corporation” (in each case, within the meaning of Section 355(a)(1)(A) of the Code) in any distribution that was purported or intended to be governed by Section 355 of the Code occurring during the two-year period ending on the date hereof.
(f) Neither the Company nor any of its Subsidiaries (i) is a party to any Tax allocation, sharing or indemnity agreement (other than (A) any Tax indemnification provisions in commercial agreements or agreements that are not primarily related to Taxes or (B) any agreement between or among any of the Company and its Subsidiaries) or (ii) is liable for any Taxes of any other Person (other than the Company or its Subsidiaries) pursuant to Treasury Regulation Section 1.1502-6 (or any comparable provision of state, local or foreign Law) or as transferee or successor.
(g) Neither the Company nor any of its Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2).
(h) Neither the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of  (i) any adjustment under Section 481 of the Code (or any similar provision of state, local or non-U.S. Law) required as a result of a change in method of accounting made prior to the Closing, (ii) any written “closing agreement” with a Governmental Entity executed prior to the Closing, (iii) any installment sale or open transaction disposition made prior to the Closing, (iv) any prepaid amount received prior to the Closing or (v) any election under Section 108(i) or Section 965 of the Code.
(i) Notwithstanding anything herein to the contrary, the representations and warranties contained in this Section 3.10 and, to the extent expressly referring to Code sections, Section 3.13 are the sole and exclusive representations of the Company with respect to Taxes and Tax matters.
Section 3.11. Liabilities.   Neither the Company nor any of its Subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required by GAAP to be reflected in the consolidated balance sheet of the Company, other than liabilities and obligations (a) reserved against or reflected in the Company’s consolidated balance sheet for the fiscal quarter ended December 31, 2017 included in the Company SEC Documents (or the notes thereto), (b) incurred in the ordinary course of business since December 31, 2017, (c) incurred in connection with the transactions contemplated by this Agreement, the entry into this Agreement and the performance of the transactions contemplated by this Agreement or (d) that would not constitute a Company Material Adverse Effect.

Section 3.12. Litigation.   As of the date of this Agreement, there is no Action pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries, or any of their properties, rights or assets, for which an adverse result would constitute a Company Material Adverse Effect. As of the date of this Agreement, there is no Order imposed upon or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries, or any of their properties, rights or assets that constitutes a Company Material Adverse Effect.
Section 3.13. Employees and Employee Benefit Plans.
(a) Section 3.13(a) of the Company Disclosure Schedule contains a list of each material Company Benefit Plan. The Company has made available to Parent copies of  (i) each material Company Benefit Plan document (or, if such document is not written, a written summary of the material terms) and any proposed amendments and (ii) to the extent applicable, (A) the two most recent annual reports on Form 5500 filed and all schedules thereto filed with respect to such Company Benefit Plan, (B) each current trust agreement, insurance contract or policy, group annuity contract and any other funding arrangement relating to such Company Benefit Plan, (C) the most recent summary plan description, if any, required under ERISA with respect to such Company Benefit Plan and any material modifications, (D) the most recent determination or opinion letter, if any, issued by the Internal Revenue Service and any pending request for such a letter, (E) with respect to each plan that has been merged into any tax qualified plan of the Company within the previous six years, the latest determination letter or, for a prototype plan, favorable opinion letter, and plan documents, including, for any prototype plan, the underlying prototype plan document, executed adoption agreement and any service agreements, (F) all material correspondence, and all non-routine filings made, with any Governmental Entity, and (G) the most recent audited financial statements and actuarial or other valuation reports prepared with respect thereto.
(b) (i) Each Company Benefit Plan has been maintained in all material respects in compliance with its terms and in all material respects with the requirements of applicable Law, including the Code and ERISA, and (ii) each Company Benefit Plan that is intended to be qualified under Section 401(a) of the Code is and at all times has been so qualified, and has either received a favorable determination letter from the Internal Revenue Service or may rely on a favorable opinion letter issued by the Internal Revenue Service as to its qualification, and, to the Knowledge of the Company, nothing has occurred that could reasonably be expected to adversely affect such qualification.
(c) Except as would not reasonably be expected to result in material liability to the Company, (i) each Company Benefit Plan intended to qualify for special tax treatment that is required to be registered or qualified under applicable Laws has been so registered or qualified and has been maintained in good standing in accordance with the applicable Governmental Entity, so as to qualify for such special tax treatment, (ii) no Company Benefit Plan is under audit or investigation by the Internal Revenue Service, the Department of Labor or any other Governmental Entity and, to the Knowledge of the Company, no such audit or investigation is threatened in writing and (iii) there are no pending or, to the Knowledge of the Company, threatened, actions, suits or claims with respect to any Company Benefit Plan or the assets or any fiduciary thereof  (in that Person’s capacity as a fiduciary of such Company Benefit Plan), other than ordinary course claims for benefits brought by participants or beneficiaries.
(d) No Company Benefit Plan is subject to, or reasonably expected to incur liability under, Title IV of ERISA or Section 412 of the Code, and, during the immediately preceding six (6) years, none of the Company, its Subsidiaries or any of their respective ERISA Affiliates (i) has contributed to, or been required to contribute to, a plan subject to Title IV of ERISA or Section 412 of the Code or (ii) incurred any liability under Title IV of ERISA that has not been satisfied in full including, without limitation, liability arising under Section 4062, 4063, 4069 or Subtitle E of Title IV of ERISA (relating to Multiemployer Plans).
(e) All material contributions, premiums or benefits which are due from the Company or any of its Subsidiaries under any Company Benefit Plan have been paid to or in respect of each such Company Benefit Plan or have been accrued in accordance with applicable accounting standards.

(f) No Company Benefit Plan provides or has ever provided for medical, life insurance, or other welfare benefits to any former or current Employee, or any spouse or dependent of any such Employee, beyond retirement or other termination of employment (other than as required under Code Section 4980B, or similar state Law).
(g) Each Company Benefit Plan that constitutes in any part a “nonqualified deferred compensation plan” (as defined in Section 409A(d)(1) of the Code) and that is subject to Section 409A of the Code has been operated and maintained in all material respects in operational and documentary compliance with Section 409A of the Code and applicable guidance thereunder during the respective time periods in which such operational or documentary compliance has been required. There is no contract or other arrangement to which the Company or any of its Subsidiaries is a party or by which it is bound to compensate any individual for additional Taxes paid pursuant to Section 409A of the Code.
(h) Except as expressly provided under this Agreement, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement will (alone or in combination with any other event) (i) result in any payment becoming due to any Employee, including any severance or termination pay pursuant to a Company Benefit Plan, (ii) accelerate the time of payment or vesting, result in any forgiveness of indebtedness or trigger any payment of funding (through a grantor trust or otherwise) of compensation or benefits under, or increase the amount payable pursuant to, or benefits under, any Company Benefit Plan, (iii) result in any “excess parachute payment” (within the meaning of Section 280G of the Code) becoming due to any Employee or (iv) result in the triggering or imposition of any restrictions or limitations on the right of the Company or any of its Subsidiaries to amend or terminate any Company Benefit Plan (or result in any adverse consequence in so doing). There is no contract or other arrangement to which the Company or any of its Subsidiaries is a party or by which it is bound to compensate any individual for excise Taxes paid pursuant to Section 4999 of the Code. As of the date hereof, the Company has made available to Parent true and correct copies of preliminary Section 280G calculations (based on the assumptions set forth in the applicable calculations) with respect to each “disqualified individual” (within the meaning of Section 280G of the Code).
(i) There are no current union organization activities or representation questions involving Employees of the Company or any of its Subsidiaries and neither the Company nor any of its Subsidiaries (i) has agreed to recognize any labor union or labor organization, nor has any labor union or labor organization been certified as the exclusive bargaining representative of any employees of the Company or any of its Subsidiaries, (ii) is a party to or otherwise bound by, or has within the last six (6) years been party to or bound by, or currently negotiating, any collective bargaining agreement or other Contract with a labor union, labor organization or other employee representative, or (iii) as of the date hereof is the subject of any proceeding seeking to compel it to bargain with any labor union or labor organization, nor, to the Knowledge of the Company, is any such proceeding threatened in writing.
(j) No labor strike, organized work stoppage, slowdown, lockout, unfair labor practice charge or similar labor activity or dispute affecting the Company or any of its Subsidiaries has occurred during the past two years or, to the Knowledge of the Company, is threatened.
(k) There are no material claims (other than ordinary claims under Company Benefit Plans), disputes, actions, grievances or disciplinary actions pending or, to the Knowledge of the Company, threatened in writing, by or between the Company or any of its Subsidiaries and any Employees.
(l) The Company and its Subsidiaries are in compliance in all material respects with all applicable Laws respecting labor and employment, including but not limited to, fair employment practices, terms and conditions of employment, workers’ compensation, occupational safety and health requirements, plant closings, wages and hours, overtime, withholding of Taxes, worker classification, employment discrimination, disability rights or benefits, equal opportunity, labor relations, employee leave issues, immigration status, collective bargaining, and unemployment insurance and related matters.

(m) Except as would not be reasonably be expected to result in material liability to the Company, neither the Company nor any of its Subsidiaries has any liability for the misclassification of any Person as an independent contractor, temporary employee, leased employee or any other service provider compensated other than through reportable wages (as an Employee) paid by the Company or a Subsidiary (any such Person, a “Contingent Worker”), and no Contingent Worker has been improperly excluded from any Company Benefit Plan. Neither the Company nor any of its Subsidiaries has any leased employees within the meaning of Section 414(n) of the Code.
Section 3.14. Intellectual Property and Privacy.
(a) Section 3.14(a) of the Company Disclosure Schedule sets forth a complete and accurate list as of the date hereof of all Company Registered IP. Except as would not constitute a Company Material Adverse Effect, each item of Company Registered IP is currently in compliance with all formal legal requirements (including payment of filing, examination and maintenance fees) and, to the extent issued, is, to the Knowledge of the Company, subsisting and not invalid or unenforceable. The Company, or a Subsidiary of the Company, owns the Company Intellectual Property free and clear of all Liens, except for Permitted Liens.
(b) As of the date hereof, Company has not received written notice of claims that are pending or, to the Knowledge of the Company, threatened in writing, (i) challenging the ownership, enforceability or validity of any Company Intellectual Property, or (ii) alleging that the Company or any of its Subsidiaries is violating, misappropriating or infringing the rights of any Person with regard to any Intellectual Property.
(c) Except as would not constitute a Company Material Adverse Effect, (i) no Person is violating, misappropriating or infringing any Company Intellectual Property, and (ii) to the Knowledge of the Company, the operation of the business of the Company and its Subsidiaries as currently conducted does not violate, misappropriate or infringe the Intellectual Property of any other Person.
(d) Except as would not constitute a Company Material Adverse Effect, the Company and its Subsidiaries have taken such steps as are reasonably necessary to protect their respective rights in material Trade Secrets. In addition to the foregoing, each Company employee, and each consultant or contractor, engaged in the development or creation of any material technology, or Intellectual Property for Company or its Subsidiaries has executed a valid and enforceable proprietary information, confidentiality and assignment agreement sufficient to irrevocably assign (except as limited by applicable Law) any Intellectual Property developed by such employee, consultant or contractor for the Company or such Subsidiary to the Company or such Subsidiary.
(e) Section 3.14(e) of the Company Disclosure Schedule lists all Contracts to which the Company or any of its Subsidiaries is a party as of the date hereof that grants to Company or any of its Subsidiaries a license, ownership rights, an option to, or other rights in or to any Intellectual Property owned by a third Person and that is material to the business of the Company and its Subsidiaries take as a whole, other than (A) licenses to commercially available software on substantially standard terms and conditions that are available as of the date of this Agreement or (B) Contracts with third parties pursuant to which the Company or any Subsidiary is granted a license or other right in or to any Intellectual Property provided by such third parties on the Company’s standards terms and conditions or in connection with the provision of services by, or in exchange for any payment from, the Company, including any user-generated data or content.
(f) Section 3.14(f) of the Company Disclosure Schedule lists all Contracts to which the Company or one of its Subsidiaries is a party as of the date hereof under which Company or such Subsidiary grants any third Person a license or other rights in or to any material Company Intellectual Property, other than the Material Customer Agreements or any other customer, developer and reseller licenses, and service agreements.
(g) The Company and its Subsidiaries maintain commercially reasonable policies and procedures regarding data security and privacy, including procedures reasonably designed to detect and remedy data security breaches and unauthorized access or unauthorized use of the Company’s and its Subsidiaries’ information technology systems, including systems that store or process Personal Data.

The Company and its Subsidiaries are, in all material respects, in compliance with Company’s Privacy Policies and all applicable Privacy Laws. To the Knowledge of the Company, as of the date of this Agreement, there have been no material losses or thefts of or material data or security breaches with respect to, Personal Data. For the past five (5) years, the Company and its Subsidiaries have not been involved in any Action related to Personal Data, Privacy Policies, or Privacy Laws.
(h) Notwithstanding any other provisions of this Agreement to the contrary, the representations and warranties made in this Section 3.14 are the sole and exclusive representations and warranties of the Company with respect to the matters set forth in this Section 3.14, including Intellectual Property matters and matters relating to Personal Data and privacy.
Section 3.15. Material Contracts.
(a) Except as set forth in Section 3.15(a) of the Company Disclosure Schedule or as would not constitute a Company Material Adverse Effect, (i) neither the Company nor any of its Subsidiaries is in breach of or default under, nor to the Knowledge of the Company has it received written notice alleging it to be in breach of or default under, the terms of any Material Contract, (ii) to the Knowledge of the Company, no other party to any Material Contract is in breach of or default under the terms of any such Material Contract, (iii) each Material Contract is a valid, binding and enforceable obligation of the Company or its Subsidiary that is a party thereto and is in full force and effect, except as limited by the Enforceability Exceptions and (iv) to the Knowledge of the Company, no event has occurred which would result in a breach of or default under any Material Contract (in each case, with or without notice, lapse of time or both) by the Company or any of its Subsidiaries or any other party thereto.
(b) A true and complete list of the Material Contracts as of the date hereof is set forth in Section 3.15(b) of the Company Disclosure Schedule. The Company has made available to Parent a true and complete copy of each Material Contract, each as amended to the date hereof. For purposes of this Agreement, the term “Material Contract” means any of the following Contracts (together with all exhibits and schedules thereto), excluding any Company Benefit Plan, to which the Company or any of its Subsidiaries is a party as of the date hereof:
(i) any limited liability company, partnership, joint venture or other similar agreement or arrangement relating to the formation, creation, operation, management or control of any partnership or joint venture over which the Company or any of its Subsidiaries exercises control, other than any such limited liability company, partnership or joint venture that is a Subsidiary of the Company;
(ii) any Contract (other than between or among the Company and any of its wholly owned Subsidiaries or between or among any of the wholly owned Subsidiaries of the Company) (A) relating to (w) indebtedness of the Company or its Subsidiaries for borrowed money in excess of  $1 million, (x) other indebtedness of the Company or its Subsidiaries in excess of  $1 million evidenced by credit agreements, notes, bonds, indentures, securities or debentures, (y) any financial guaranty by the Company or its Subsidiaries of indebtedness of any other Person described in clause (w) or (x), and (z) swaps, options, derivatives and other hedging arrangements entered into by the Company or its Subsidiaries in connection with indebtedness described in clause (w), (x) or (y) or (B) involving consideration in excess of  $1,000,000 and containing any limitation on the ability of the Company or any of its Subsidiaries to incur indebtedness for borrowed money, give guarantees of indebtedness for borrowed money of the Company or any of its Subsidiaries or incur Liens (other than Permitted Liens);
(iii) any Contract that (A) limits the right of the Company or its Subsidiaries to engage or compete in any line of business or to compete or operate in geographic area, (B) provides for “exclusivity” in favor of any third party or (C) grants any rights of first refusal, rights of first negotiation, or “most favored nation” rights to any third party, in each case that are material to the business of the Company and its Subsidiaries, taken as a whole;
(iv) any Contract that relates to the acquisition or disposition of any business or any assets or properties that constitute a business or division of any Person since January 1, 2014, whether by way of merger, consolidation or purchase of stock or assets, which involved or would reasonably be expected to involve payments in excess of  $1 million;

(v) any Contract with (A) each of the ten (10) largest customers of the Company (each such Contract, a “Material Customer Agreement”) and (B) each of the ten (10) largest commercial vendors of the Company, in each case by dollar amount for the fiscal year ending December 31, 2017;
(vi) any Contract for capital expenditures or the acquisition or construction of fixed assets which requires aggregate future payments in excess of  $1 million;
(vii) any Contract to which the Company or any of its Subsidiaries is a party pursuant to which the Company and its Subsidiaries, collectively, received or paid in excess of  $3 million during the 12-month period ended December 31, 2017, other than any Contract that is disclosed in any other subsection of this Section 3.15(b);
(viii) any Contract under which a Governmental Entity procures or supplies services from the Company pursuant to which the Company and its Subsidiaries, collectively, received or paid in excess of  $250,000 during the 12-month period ended December 31, 2017;
(ix) each (A) Lease and (B) any Contract pursuant to which the Company or any of its Subsidiaries is a lessee of any machinery, equipment, office furniture or other personal property, in any such case requiring by its terms aggregate payments by the Company or any of its Subsidiaries in excess of  $500,000 for the 12-month period ending December 31, 2017;
(x) any Contract involving any resolution or settlement since January 1, 2016 of any actual Action involving the Company or any of its Subsidiaries involving a payment in excess of $500,000 or any material ongoing requirements or restrictions on the Company or any of its Subsidiaries;
(xi) any Contract that prohibits the payment of dividends or distributions in respect of the capital stock of the Company or any of its Subsidiaries, or prohibits the pledging of the capital stock of the Company or any of its Subsidiaries (other than the Company’s existing anti-pledging policies);
(xii) any Contract required to be scheduled pursuant to Section 3.14(e) and Section 3.14(f), other than any Contract (A) that provides for annual payments during the 12-month period ended December 31, 2017 of  (or concerns Intellectual Property with a value of) less than $500,000 or (B) is disclosed in any other subsection of this Section 3.15(b);
(xiii) any collective bargaining agreement; and
(xiv) any Contract required to be filed by the Company with the SEC as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K.
Section 3.16. Real and Personal Property.
(a) The Company does not own any real property and as of the date of this Agreement, the Company does not have any contract to acquire any fee interest in real property. Section 3.16(a) of the Company Disclosure Schedule sets forth (i) a list of the addresses of all real property leased or subleased by the Company and its Subsidiaries (the “Leased Real Property”) and (ii) a true and correct list of all Leases. The Leased Real Property constitutes all of the real property leased, subleased or occupied by the Company and its Subsidiaries to operate its business and there are no other lease, sublease, license, use or occupancy agreements for real property to which any of the Company or its Subsidiaries is bound.
(b) The Company or one of its Subsidiaries has valid leasehold estates in or other rights to use all Leased Real Property, free and clear of all Liens, except for Permitted Liens.
(c) Except as would not constitute a Company Material Adverse Effect, all Leases are in full force and effect, neither the Company nor any of its Subsidiaries that is a party to such Lease has received or given any written notice of any default thereunder which remains uncured as of the date hereof. Except as would not constitute a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries party thereto (as the case may be) or, to the Knowledge of the Company, any Person other than the Company or its Subsidiary is in breach of, or default under, any provisions of any Lease nor has, to the Knowledge of the Company, any event occurred which, with notice or the passage of time, or both, would give rise to such a default or breach, result in a loss of any rights or result in the creation of any Lien (except for Permitted Liens) thereunder or pursuant thereto.
(d) Except as would not constitute a Company Material Adverse Effect or as set forth on Section 3.16(d) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries party to any Lease has assigned such Lease, sublet any part of the premises covered thereby or transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the leasehold estate or any of its rights under such Lease. Except as set forth on Section 3.16(d) of the Company Disclosure Schedule and except for matters that would constitute Permitted Liens, none of the Leased Real Property is subject to any leases, subleases, licenses, occupancy agreements, options, rights, tenancies of any kind or other agreements or arrangements, other than the Leases, which grant to any Person (other than the Company and its Subsidiaries) the right to use or occupy all or any portion of the Leased Real Property whether as lessees, sublessees, occupants, licensees or otherwise.
(e) Except as would not constitute a Company Material Adverse Effect, the Company and its Subsidiaries have valid title to, or valid and enforceable rights to use under existing franchises, easements or licenses of, or valid and enforceable leasehold interests in, all of their material tangible personal properties and assets necessary to carry on their businesses as currently conducted, free and clear of all Liens, except for Permitted Liens.
Section 3.17. Environmental Laws.   Except as would not constitute a Company Material Adverse Effect, to the Knowledge of the Company, the Company and its Subsidiaries are not in violation of any Environmental Law, and as of the date hereof neither the Company nor any of its Subsidiaries has received any written notification alleging that it has any material liability or material obligation under any Environmental Law or in connection with any release or threatened release of Materials of Environmental Concern, except to the extent such matter has been fully resolved with the appropriate Governmental Entity.
Section 3.18. Insurance Policies.   Except as would not constitute a Company Material Adverse Effect, (a) all insurance policies maintained by the Company and its Subsidiaries are in full force and effect and all premiums due and payable thereon have been paid, and (b) neither the Company nor any of its Subsidiaries is in breach of or default under any such insurance policies, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action which, with or without notice, lapse of time or both, would constitute such a breach or default or permit termination or adverse modification of any such insurance policies. Except as would not constitute a Company Material Adverse Effect, as of the date hereof, the Company has not received any notice of termination, cancellation or non-renewal with respect to any such insurance policy nor, to the Knowledge of the Company, are any of the foregoing threatened in writing, and there is no claim pending under any such insurance policies as to which coverage has been denied or disputed by the underwriters of such policies.
Section 3.19. Opinion of Financial Advisor.   The Company Board has received the opinion of Allen & Company LLC to the effect that, as of the date of such opinion and based on and subject to the assumptions, qualifications and other matters set forth in such opinion, the Merger Consideration to be paid to holders of Shares (other than, to the extent applicable, Parent, Merger Sub, Permira Advisers LLC, Spectrum Equity and their respective affiliates) is fair, from a financial point of view, to such holders. A signed, correct and complete copy of such opinion will be made available to Parent solely for informational purposes promptly following receipt thereof by the Company.
Section 3.20. Brokers; Fees.   No broker, finder, investment banker, financial advisor or other similar Person, other than Allen & Company LLC, the fees and expenses of which will be paid by the Company, is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company. The Company has furnished to Parent a true and complete copy of each of the engagement letters between the Company and Allen & Company LLC relating to the transactions contemplated by this Agreement, which agreement discloses all fees payable and other material obligations thereunder. The transaction advisory fees set forth in Section 3.20 of the Company Disclosure Schedule to be paid by the Company in connection with the Closing shall not exceed the amounts specified therein.

Section 3.21. Takeover Statutes Not Applicable; No Rights Agreement.   Assuming the accuracy of the representations and warranties contained in Section 4.8, no “moratorium,” “business combination,” “control share acquisition” or similar provision of any state anti-takeover Law, including Section 203 of the DGCL, or any similar anti-takeover provision in the certificate of incorporation or bylaws of the Company, is applicable to the transactions contemplated by this Agreement, including the Merger. As of the date hereof, the Company is not party to any stockholder rights agreement, “poison pill” or similar anti-takeover agreement or plan.
Section 3.22. Related Party Transactions.   As of the date hereof, neither the Company nor any of its Subsidiaries is a party to any agreement, commitment or transaction with or for the benefit of any executive officer or director of the Company that is required to be disclosed under Item 404 of Regulation S-K under the Securities Act, other than ordinary course of business employment agreements and similar employee arrangements otherwise set forth on the Company Disclosure Schedule.
Section 3.23. Exclusivity of Representations.   Except for the representations and warranties expressly set forth in this Article III (as qualified by the Company Disclosure Schedule and the Company SEC Documents to the extent provided herein), none of the Company, any of its Affiliates or any other Person on behalf of the Company makes any express or implied representation or warranty (and there is and has been no reliance by Parent and Merger Sub or any of their respective Affiliates or Representatives on any such representation or warranty) with respect to the Company, its Subsidiaries or its and their respective businesses or with respect to any other information provided, or made available, to Parent and Merger Sub or their respective Affiliates or Representatives in connection with the transactions contemplated hereby, including the accuracy or completeness thereof. Except for the representations and warranties expressly set forth in this Article III (as qualified by the Company Disclosure Schedule and the Company SEC Documents to the extent provided herein), neither the Company nor any other Person makes any other express or implied representation or warranty on behalf of the Company or any of its Affiliates, and for the avoidance of doubt, neither the Company nor any of its Affiliates makes any express or implied representation or warranty with respect to the Evaluation Material (as defined in the Mutual NDA) or any information, documents, projections, forecasts or other material made available to Parent, Merger Sub or their Affiliates or Representatives, including any information made available in the electronic data room maintained by the Company for purposes of the transactions contemplated by this Agreement, teasers, marketing materials, consulting reports or materials, confidential information memoranda, management presentations, functional “break-out” discussions, responses to questions submitted on behalf of Parent, Merger Sub or their respective Affiliates or Representatives or in any other form in connection with the transactions contemplated by this Agreement.
ARTICLE IV
Representations and Warranties of Parent and Merger Sub
Except as set forth in the disclosure letter delivered by Parent to the Company and its Representatives prior to entering into this Agreement (the “Parent Disclosure Schedule”) (it being acknowledged and agreed that disclosure of any item in any section or subsection of the Parent Disclosure Schedule, whether or not an explicit cross reference appears, shall be deemed disclosure with respect to any other section or subsection to which the relevance of such item is reasonably apparent on the face of such disclosure), Parent and Merger Sub jointly and severally hereby represent and warrant to the Company as follows:
Section 4.1. Organization.   Parent and Merger Sub are corporations, in each case, duly organized, validly existing and in good standing (with respect to jurisdictions that recognize that concept) under the Laws of its respective jurisdiction of organization and each has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as currently conducted, except where the failure to be in good standing or to have such corporate or similar power and authority would not constitute a Parent Material Adverse Effect. Each of Parent and Merger Sub is duly qualified or licensed to do business and is in good standing (with respect to jurisdictions that recognize that concept) as a foreign corporation (or other applicable entity) in each jurisdiction where the ownership, leasing or operation of its properties or assets or conduct of its business requires such qualification or licensing, except in such jurisdictions where the failure to be so qualified or licensed or to be in good standing would not constitute a Parent Material Adverse Effect. For purposes of this Agreement, a “Parent

Material Adverse Effect” means any fact, circumstance, change, event, occurrence or effect that, individually or in the aggregate, has, or would reasonably be expected to have, a material adverse effect of Parent’s or Merger Sub’s ability to timely consummate the transactions contemplated hereby, including the Merger. Parent has made available to the Company true, complete and correct copies of the organizational or governing documents of Parent and Merger Sub, in each case as amended and in effect as of the date of this Agreement.
Section 4.2. Merger Sub.
(a) The authorized capital stock of Merger Sub consists solely of 1,000 shares of common stock, par value $0.01 per share, all of which are validly issued and outstanding. All of the issued and outstanding capital stock of Merger Sub is, and at the Effective Time will be, owned by Parent or a wholly owned Subsidiary of Parent free and clear of all Liens.
(b) Merger Sub has been formed solely for the purpose of the Merger and, prior to the Effective Time, will have engaged in no other business activities and will have owned no assets and incurred no liabilities or obligations other than in connection with the transactions contemplated hereby and activities incidental to its formation.
Section 4.3. Authority.
(a) Each of Parent and Merger Sub has the requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the Merger and the other transactions contemplated hereby. The execution and delivery of this Agreement by Parent and Merger Sub and the consummation by each of Parent and Merger Sub of the Merger and the other transactions contemplated hereby have been duly authorized by all necessary actions on the part of each of Parent and Merger Sub, subject to the adoption of this Agreement by Parent, as the sole stockholder of Merger Sub (which such adoption shall occur immediately following the execution of this Agreement) and the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, and no other actions on the part of Parent or Merger Sub are necessary to authorize the consummation of the Merger and the other transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by each of Parent and Merger Sub and (assuming the due and valid authorization, execution and delivery of this Agreement by the Company) constitutes a valid and binding obligation of each of Parent and Merger Sub, enforceable against each of them in accordance with its terms, except as limited by the Enforceability Exceptions.
(b) The Parent Board has approved and declared the advisability of this Agreement and the transactions contemplated hereby, including the Merger, and the board of directors of Merger Sub has (i) determined that the Merger is fair to, and in the best interests of, Merger Sub and its sole stockholder, (ii) approved and declared the advisability of this Agreement and the transactions contemplated hereby, including the Merger, and (iii) resolved to recommend that the sole stockholder of Merger Sub adopt this Agreement.
(c) No vote of the stockholders of Parent or the holders of any other securities of Parent (equity or otherwise) is required by Law or the organizational documents of Parent in order for Parent to consummate the transactions contemplated by this Agreement, including the Merger.
Section 4.4. Consents and Approvals; No Violations; No Source of Conflicting Interests.
(a) Except as may be required under, and other applicable requirements of, the Exchange Act, the HSR Act, the DGCL, the rules and regulations of NYSE, state securities laws and any other applicable Regulatory Laws, neither the execution, delivery or performance of this Agreement by Parent and Merger Sub nor the consummation by Parent and Merger Sub of the transactions contemplated hereby will require Parent or Merger Sub to make any notice to, or filing with, or obtain any permit, authorization, consent or approval of, any Governmental Entity of competent jurisdiction, with such exceptions as would not constitute a Parent Material Adverse Effect.
(b) Neither the execution, delivery or performance of this Agreement by the Parent or Merger Sub nor the consummation by Parent or Merger Sub of the transactions contemplated hereby will (i) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of Parent or Merger Sub or, (ii) assuming compliance with the matters referred to in Section 4.4(a), contravene, conflict with or result in a violation or breach of any provision of any applicable Law, require any consent or other action by any Person under, constitute a default, or an event that, with or without notice, lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation under, any provision of any Contract to which Parent or Merger Sub is a party, with such exceptions as would not constitute a Parent Material Adverse Effect.
(c) Neither Parent nor Merger Sub, nor any of their Affiliates, owns any five percent (5%) or greater equity interest in any Person set forth on Section 5.17(a) of the Parent Disclosure Schedule.
Section 4.5. Information Supplied.   None of the information supplied or to be supplied by or on behalf of Parent or Merger Sub for inclusion or incorporation by reference in the Proxy Statement will, at the time the Proxy Statement is first mailed to the Company’s stockholders or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, neither Parent nor Merger Sub makes any representation or warranty with respect to statements made or incorporated by reference in the Proxy Statement based on information supplied by or on behalf of the Company or its Subsidiaries.
Section 4.6. Litigation.   As of the date of this Agreement, there is no Action pending or, to the Knowledge of Parent, threatened in writing against Parent or any of its Subsidiaries (including Merger Sub), or any of their properties, rights or assets, for which an adverse result would constitute a Parent Material Adverse Effect. As of the date of this Agreement, there is no Order imposed upon or, to the Knowledge of Parent, threatened in writing against Parent or any of its Subsidiaries (including Merger Sub), or any of their properties, rights or assets that constitutes a Parent Material Adverse Effect.
Section 4.7. Financing.
(a) Parent and Merger Sub are party to and have accepted an executed commitment letter, dated as of the date hereof, (as the same may be amended, modified or replaced in accordance with Section 5.12(b) hereof, and (together with all exhibits, annexes and schedules thereto, the “Debt Commitment Letter”)) from JPMorgan Chase Bank, N.A., UBS Securities LLC, UBS AG, Stamford Branch, Jefferies Finance LLC and Royal Bank of Canada (as such parties may be supplemented or amended in accordance with Section 5.12(b) hereof, collectively, the “Lenders”), relating to the commitment of the Lenders to provide, subject only to the terms and conditions thereof, the full amount of the debt financing stated therein (the “Debt Financing”).
(b) Parent and Merger Sub are party to and have accepted executed commitment letters, dated as of the date hereof  (together with all exhibits and schedules thereto, the “Equity Commitment Letters” and, together with the Debt Commitment Letter, the “Commitment Letters”), from the Permira Funds and the Spectrum Funds (the “Investors”), relating to the commitment of the Investors, subject only to the terms and conditions thereof, to invest in Parent the full amount of the cash equity financing stated therein (the “Equity Financing” and, together with the Debt Financing, the “Financing”). Parent and Merger Sub have delivered to the Company true, complete and correct copies of the executed Commitment Letters and any fee letters related thereto (in the case of any such fee letters only, redacted solely for provisions related to fees and other economic terms that are customarily redacted in connection with transactions of this type, none of which could adversely affect the conditionality, enforceability, availability, termination or aggregate principal amount of the Financing).
(c) Except as expressly set forth in the Commitment Letters, there are no conditions precedent to the obligations of the Lenders and the Investors to provide the Financing or any contingencies that would permit the Lenders or the Investors to reduce the total amount of Financing, including any condition or contingency relating to the availability of the Financing pursuant to any “flex” provision. As of the date hereof, assuming the satisfaction in full of the conditions set forth in Sections 6.1 and 6.2, neither Parent nor Merger Sub has any reason to believe that it will be unable to satisfy on a timely basis all of the terms and conditions to be satisfied by it in the Commitment Letters on or prior to the

Closing Date, nor does Parent or Merger Sub have Knowledge that any Lender or any Investor will not perform its obligations thereunder. Other than any fee letter related to the Debt Commitment Letter that has been delivered to the Company pursuant to Section 4.7(a), there are no side letters, understandings or other agreements, contracts or arrangements of any kind relating to the Commitment Letters that could affect the availability of the Financing.
(d) Assuming the Financing is funded in accordance with the Commitment Letters, and giving effect to any “flex” provisions in or related to the Debt Commitment Letter (including with respect to fees and original issue discount), the Financing will provide Parent with cash proceeds on the Closing Date sufficient for the satisfaction of all of Parent’s and Merger Sub’s obligations under this Agreement and under the Commitment Letters, including the payment of the Merger Consideration, any payments in respect of equity compensation obligations to be made in connection with the Merger, payment of any fees and expenses of or payable by Parent, Merger Sub or the Surviving Corporation, and any repayment or refinancing of any outstanding indebtedness of Parent, the Company and their respective Subsidiaries contemplated by, or required in connection with the transactions described in, this Agreement or the Commitment Letters (such amounts, collectively, the “Merger Amounts”).
(e) As of the date hereof, the Commitment Letters constitute the legal, valid, binding and enforceable obligations of Parent and Merger Sub and, to the Knowledge of the Parent, all the other parties thereto, and is in full force and effect. Assuming the accuracy of the representations and warranties set forth in Article III such that the condition set forth in Section 6.2(a) would be satisfied, as of the date hereof, no event has occurred which (with or without notice, lapse of time or both) would constitute a breach or failure to satisfy a condition by Parent or Merger Sub under the terms and conditions of the Commitment Letters, and neither Parent nor Merger Sub has any reason to believe that any of the conditions to the Financing will not be satisfied by Parent or Merger Sub, as applicable, on a timely basis or that the Financing will not be available to Parent on the Closing Date. Parent has paid in full (or caused to be paid) any and all commitment fees or other fees required to be paid pursuant to the terms of the Commitment Letters on or before the date of this Agreement, and will pay (or cause to be paid) all amounts due on or before the Closing Date. As of the date hereof, the Commitment Letters have not been modified, amended or altered and the commitments under the Commitment Letters have not been withdrawn or rescinded in any respect, and, to the Knowledge of Parent, no withdrawal or rescission thereof is contemplated.
(f) In no event shall the receipt or availability of any funds or financing (including, for the avoidance of doubt, the Financing) by Parent, Merger Sub or any of their respective Affiliates or any other financing or other transactions be a condition to any of Parent’s or Merger Sub’s obligations under this Agreement.
Section 4.8. Share Ownership.   As of the date hereof and at all times prior to the time that is immediately prior to the Effective Time, neither Parent nor any of its Affiliates (including Merger Sub) is or has been at any time during the period commencing three years prior to the date hereof through the date hereof, an “interested shareholder” of the Company, as such term is defined in Section 203 of the DGCL, and neither Parent nor any of its Subsidiaries (including Merger Sub) is or will be the beneficial owner of any Shares.
Section 4.9. Fee Funding Arrangement.   Concurrently with the execution of this Agreement, the Permira Funds and the Spectrum Arrangement Funds have each delivered to the Company a true, complete and correct copy of a duly executed Fee Funding Arrangement. Each Fee Funding Arrangement is in full force and effect, has not been amended, modified, withdrawn or rescinded in any respect, and is the legal, valid, binding and enforceable obligation of the Permira Funds and the Spectrum Arrangement Funds, as applicable. No event has occurred or circumstance exists which, with or without notice, lapse of time or both, could constitute a default or breach on the part of the Permira Funds or the Spectrum Arrangement Funds under the applicable Fee Funding Arrangement.
Section 4.10. Brokers.   No broker, finder, investment banker, financial advisor or other similar Person, other than J.P. Morgan Securities LLC, the fees and expenses of which will be paid by Parent, is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent or Merger Sub or any of their respective Affiliates.

Section 4.11. Solvency.
(a) Neither Parent nor Merger Sub is entering into the transactions contemplated by this Agreement with the actual intent to hinder, delay or defraud either present or future creditors of the Company or any of its Subsidiaries. As of the Effective Time, assuming (i) the satisfaction or waiver of the conditions set forth in Sections 6.1 and 6.2, and (ii) (A) the representations and warranties of the Company contained in this Agreement (other than those qualified by materiality or “Company Material Adverse Effect”) are true and correct in all material respects and (B) the representations and warranties of the Company contained in this Agreement that are qualified by materiality or “Company Material Adverse Effect” are true and correct in all respects, after giving effect to all of the transactions contemplated by this Agreement, including the Financing and the payment of the aggregate Merger Consideration (including the amounts payable pursuant to Sections 2.7 and 2.8) and any other repayment or refinancing of debt that may be required in connection with the consummation of the Merger and the other transactions contemplated by this Agreement, and payment of all related fees and expenses, the Surviving Corporation and its Subsidiaries, taken as a whole, will be Solvent.
(b) For purposes of this Section 4.11: (i) the term “Solvent” means, with respect to any Person as of a particular date, that on such date, (A) the sum of the assets, at a fair valuation, of such Person exceeds its debts, (B) such Person has not incurred debts beyond its ability to pay such debts as such debts mature and (C) such Person does not have unreasonably small capital with which to conduct its business; (ii) “debt” means any liability whether or not reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; and (iii) the amount of any unliquidated or contingent liabilities at any time shall be the maximum amount which, in light of all the facts and circumstances existing at such time, could reasonably be expected to become an actual or matured liability.
(c) Prior to the date of this Agreement, the Permira Funds’ previously announced investment of $350 million in Parent was consummated and the Permira Funds are, and will continue to be, the majority shareholder of Parent, owning a majority of the outstanding and issuable equity interests of Parent and with control and authority to direct the actions of Parent, subject to applicable law.
Section 4.12. Exclusivity of Representations.   Except for the representations and warranties expressly set forth in this Article IV, neither Parent nor Merger Sub nor any other Person makes any other express or implied representation or warranty on behalf of Parent or Merger Sub or any of their respective Affiliates.
Section 4.13. No Other Company Representations or Warranties.   Each of Parent and Merger Sub has conducted its own independent review and analysis of the business and assets of the Company and its Subsidiaries, and each of them acknowledges that it and its Representatives have received access to such books and records, facilities, equipment, Contracts and other assets of the Company and its Subsidiaries that it and its Representatives have requested to review and that it and its Representatives have had the opportunity to meet with the management of the Company and to discuss the business and assets of the Company and its Subsidiaries. Each of Parent and Merger Sub acknowledges that neither the Company nor any Person on behalf of the Company has made, and neither Parent nor Merger Sub or any other member of the Parent Group has relied upon, any representation or warranty with respect to the Company or any of its Subsidiaries or with respect to any other information provided to Parent or Merger Sub or any of their Affiliates or other Representatives in connection with the transactions contemplated by this Agreement including the accuracy or completeness or currency thereof other than the representations and warranties contained in Article III (as qualified by the Company Disclosure Schedule and the Company SEC Documents to the extent provided herein). Without limiting the foregoing, each of Parent and Merger Sub acknowledges and agrees that, except for any remedies available under this Agreement with respect to the representations and warranties expressly set forth in Article III (as qualified by the Company Disclosure Schedule and the Company SEC Documents to the extent provided herein) neither the Company nor any other Person will have or be subject to any liability or other obligation to Parent, Merger Sub or their Representatives or Affiliates or any other Person resulting from Parent’s, Merger Sub’s or their Representatives’ or Affiliates’ use of any information, documents, projections, forecasts or other material made available to Parent, Merger Sub or their Representatives or Affiliates, including any information made available in the electronic data room maintained by or on behalf of the Company or its Representatives for purposes of the transactions contemplated by this Agreement, teasers, marketing materials, consulting reports or materials, confidential information memoranda, management presentations, functional “break-out” discussions, responses to questions submitted on behalf of Parent or Merger Sub or their respective Representatives or in any other form in connection with the transactions contemplated by this Agreement.
ARTICLE V
Covenants
Section 5.1. Conduct of Business by the Company Pending the Merger.
(a) From and after the date hereof and prior to the Effective Time or the earlier termination of this Agreement, except (i) with the prior written consent of Parent (which consent shall not be unreasonably withheld, delayed or conditioned), (ii) as required by applicable Law, (iii) as expressly contemplated by this Agreement or (iv) as otherwise set forth in Section 5.1 of the Company Disclosure Schedule, the Company shall, and shall cause its Subsidiaries to, carry on its business in all material respects in the ordinary course of business consistent with past practice and use commercially reasonable efforts to preserve its business organization intact and maintain relations with key customers, suppliers and other third parties with whom the Company and its Subsidiaries have significant business relationships; provided, that no action by the Company or its Subsidiaries that is restricted by Section 5.1(b) shall be deemed a breach of this Section 5.1(a) unless such action would constitute a breach of such provision of Section 5.1(b).
(b) Without limiting the generality of the foregoing, from and after the date hereof and prior to the Effective Time or the earlier termination of this Agreement, except (i) with the prior written consent of Parent (which consent may be withheld or given in Parent’s sole discretion except in the case of subsections (v), (vi), (vii), (viii), (x), (xii), (xiii), (xiv), (xv), (xvi), (xvii), (xviii), (xix) and (xx) with respect to which Parent shall not unreasonably withhold, delay or condition its prior written consent), (ii) as required by applicable Law, (iii) as expressly contemplated by this Agreement or (iv) as otherwise set forth in Section 5.1 of the Company Disclosure Schedule, the Company shall not, and shall not permit any of its Subsidiaries to:
(i) (A) declare, set aside or pay any dividends on, or make any other distributions in respect of, any of its capital stock or equity interests, except for dividends or distributions by a Subsidiary of the Company to the Company or to another Subsidiary of the Company or (B) enter into any voting agreements, voting trusts, or stockholders agreements with respect to the voting of, or providing for registration rights with respect to, the capital stock or other equity interests of the Company or any of its Subsidiaries (other than proxies with respect to voting at meetings of the Company’s stockholders);
(ii) other than in the case of Subsidiaries, split, combine, subdivide, adjust, amend the terms of or reclassify any of its capital stock or equity interests;
(iii) issue, deliver, sell, pledge, grant, transfer or otherwise encumber any shares of its capital stock or other equity securities or any option, warrant or other right to acquire or receive any shares of its capital stock or other equity securities, or redeem, purchase or otherwise acquire any shares of its capital stock or other equity securities, other than (A) in connection with the exercise, vesting or settlement, as applicable, of Company Equity Awards outstanding as of the date hereof, including with respect to the satisfaction of Tax withholding and, with respect to Company Stock Options, the payment of the exercise price and (B) the grant of any Liens to secure obligations of the Company or any of its Subsidiaries in respect of any indebtedness permitted under clause (viii) below;
(iv) amend or otherwise change the certificate of incorporation or bylaws of the Company or amend or otherwise change in any material respect other similar organizational documents of any of its Subsidiaries;
(v) other than in the ordinary course of business consistent with past practice or pursuant to transactions that would be permissible under clause (vii) below or in transactions among wholly owned Subsidiaries of the Company (by merger, consolidation, purchase of stock or assets or otherwise), (A) acquire any entity, business or assets that constitute a business or division of any Person or (B) make any investments in or loans or capital contributions to any other Person (other than the Company or any of its Subsidiaries), for an amount in excess of  $5 million in the aggregate with respect to both (A) and (B) combined;
(vi) make or commit to make any capital expenditures that exceed $1 million in the aggregate, other than capital expenditures (A) that do not exceed any budgeted capital expenditure amount set forth in Section 5.1(b)(vi)(A) of the Company Disclosure Schedule (a “Budgeted Amount”) (provided that in the event the Effective Time has not occurred prior to January 1, 2019, the Company may establish and/or update any such Budgeted Amount for any subsequent period, including through the fiscal year ending December 31, 2019, and make or commit to make capital expenditures in accordance with such budget so long as such amounts are no greater than 125% in the aggregate of the Budgeted Amount) or (B) in the ordinary course of business;
(vii) other than in the ordinary course of business consistent with past practice or in transactions among wholly owned Subsidiaries of the Company, sell, lease, license, encumber (other than Liens securing indebtedness permitted under clause (viii) below or Permitted Liens), allow the expiration or lapse of  (with respect to Registered IP) or otherwise dispose of  (by merger, consolidation, sale of stock or assets or otherwise) any entity, business, property or assets for a purchase price or (if not purchase price is received) with a book or fair market value in excess of $1 million individually or $3 million in the aggregate;
(viii) create, incur, assume, or otherwise be liable with respect to any material indebtedness for borrowed money, other than (A) indebtedness solely among the Company and its Subsidiaries or among its Subsidiaries, (B) pursuant to Contracts in effect on the date of this Agreement, (C) to finance acquisitions or investments permitted under clause (v) above or (D) under short-term debt or overdraft facilities in an amount not to exceed $1 million in the aggregate, in each case as refinanced, replaced, amended or renewed on substantially similar terms from time to time; provided, however, that any indebtedness incurred in accordance with this Section 5.1(b)(viii) shall be repayable at Closing without penalty;
(ix) issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Company or any of its Subsidiaries, guarantee any debt securities of another Person (other than the Company or any of its Subsidiaries), enter into any “keep well” or other agreement to maintain any financial statement condition of another Person (other than the Company or any of its Subsidiaries) or enter into any arrangement having the economic effect of any of the foregoing;
(x) other than in the ordinary course of business, enter into, renew (other than any automatic renewal) or extend, materially amend, or terminate, or materially waive any material right under, any Material Contract, or enter into or materially amend any Contract that, if existing on the date hereof, would be a Material Contract, other than entering into any Contract solely to the extent effecting a capital expenditure acquisition, disposition or other transaction permitted by this Section 5.1(b);
(xi) merge, combine or consolidate the Company or any of its Subsidiaries with and into any other Person, other than, in the case of any Subsidiary of the Company, to effect any acquisition permitted by clause (v) or any disposition permitted by clause (vii) and other than transactions among Subsidiaries of the Company;
(xii) adopt or enter into a plan of complete or partial liquidation or dissolution, restructuring, recapitalization or reorganization (other than the merger or the dissolution of a dormant Subsidiary);
(xiii) other than Transaction Litigation, which is addressed in Section 5.14, waive, settle or compromise or agree to settle any pending or threatened Action against the Company or any of its Subsidiaries (excluding any audit, claim or other proceeding or Action in respect of Taxes, which shall be governed exclusively by clause (xvii)), other than waivers, settlements or agreements (A) for an amount not in excess of  $2 million in the aggregate (excluding amounts to be paid under existing insurance policies or renewals thereof) and (B) that do not impose any material restrictions on the operations or businesses of the Company and its Subsidiaries, taken as a whole, or any equitable relief on, or the admission of wrongdoing by, the Company and any of its Subsidiaries;
(xiv) except as required by any Company Benefit Plan, (A) increase the compensation of any director, employee or independent contractor of the Company or any of its Subsidiaries, except for increases in base salary or fees for employees and independent contractors in the ordinary course of business in accordance with past practice, with such increases to in no event exceed (x) 5% in the aggregate with respect to each functional unit or division, (y) for any individual employee or independent contractor, 15% of such individual’s (other than an Executive Officer (as defined in Section 2.8 of the Company Disclosure Schedule)) then current base salary or fees, and (z) 3% of any Executive Officer’s annual base salary, (B) adopt any new employee benefit plan or arrangement or amend, modify or terminate or alter the prior interpretation of any existing Company Benefit Plan (including, without limitation, adopting, amending or modifying any bonus, incentive or commission plans relating to performance or sales periods that begin on or after the date hereof), in each case, other than (1) as would not materially increase the cost to the Company or its Subsidiaries (except with respect to bonus, incentive or commission plans relating to performance or sales period that begin on or after the date hereof) or (2) agreements that are entered into in the ordinary course of business with newly hired employees that do not provide for severance benefits (it being understood that such newly hired employees shall be eligible to participate in the Company Severance Policy), (C) take any action to accelerate the vesting or payment, or the funding of any payment or benefit under any Company Benefit Plan, (D) grant any additional rights to or make any payments with respect to cash-based or equity-based long-term incentive, change in control, severance or termination pay to any Employee (in each case, except for payments required under existing Company Benefit Plans in the ordinary course of business or as otherwise required by law) or (E) enter into any collective bargaining agreements or any other similar agreement with any labor union;
(xv) hire any officers or Employees with total target annual cash compensation (which includes base salary, 25% of annual bonus and the value of employee benefits) in excess of $250,000, or terminate the services of any officers or Employees with total target annual cash compensation (which includes base salary, 25% of annual bonus and the value of employee benefits) in excess of  $250,000 or take any action that would reasonably be expected to result in such officer or other Employee having the right to terminate for “good reason” or any term of similar meaning pursuant to any agreement or arrangement with the Company or any of its Subsidiaries;
(xvi) make any change in financial accounting methods, principles, policies or practices of the Company or any of its Subsidiaries, except insofar as may be required by GAAP (or any interpretation or enforcement thereof), the Company’s outside auditors, or applicable Law;
(xvii) (A) change or revoke any material election with respect to Taxes, (B) change any annual Tax accounting period or change (or, except in the ordinary course of business, adopt) any material method of Tax accounting, (C) materially amend any material Tax Return, (D) surrender any right to claim a material Tax refund, or (E) agree or settle any material claim or assessment in respect of Taxes;
(xviii) enter into any new line of business outside of the Company’s and its Subsidiaries’ existing businesses on the date of this Agreement;
(xix) enter into or amend in any manner any Contract with any executive officer or director of the Company covered under Item 404 of Regulation S-K under the Securities Act or (B) make any payment to any Person that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act (other than any payments pursuant to Contracts or Company Benefit Plans made available to Parent or as expressly permitted pursuant to Section 5.1(b)(xiv));

(xx) except as otherwise provided in Section 5.10, unless replaced with a policy with comparable coverage, terminate or fail to exercise renewal rights with respect to any material insurance policy;
(xxi) agree to take or make any commitment to take, or adopt any resolutions of the Company Board authorizing, any action prohibited by this Section 5.1.
(c) Notwithstanding anything to the contrary set forth in this Agreement (including Section 8.6), if the Company desires to take an action that would be prohibited pursuant to Section 5.1(a) or Section 5.1(b) without the written consent of Parent, prior to taking such action the Company may request such written consent by sending an e-mail to all of the individuals listed on Section 5.1(c) of the Company Disclosure Schedule, and Parent shall, and shall cause such individual to, respond promptly (which response may, for the avoidance of doubt, be a reasonable request for clarification or additional information) by e-mail (or other writing) to such request. If Parent fails to cause such individual to respond to such request in writing indicating Parent’s consent or refusal to consent by the third (3rd) Business Day after delivery of such request (or, if later, provision of such reasonably requested clarification or additional information) pursuant to this Section 5.1(c), then Parent shall be deemed for all purposes hereunder to have consented in writing to the taking of  (and the Company shall be permitted to take) such action.
(d) Nothing contained in this Agreement shall give Parent or Merger Sub, directly or indirectly, the right to control or direct the business or operations of the Company or any of its Subsidiaries prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations.
Section 5.2. Acquisition Proposals.
(a) Notwithstanding anything to the contrary contained in this Agreement, during the period beginning on the date of this Agreement and continuing until 11:59 p.m. (New York time) on the November 8, 2018 (the “No-Shop Period Start Date”), the Company, its Subsidiaries and its and their respective directors, officers, employees, other Affiliates, investment bankers, attorneys, accountants and other advisors or representatives (collectively, “Representatives”) shall have the right to (i) initiate, solicit and encourage any inquiries with respect to or the making of any proposal or offer that constitutes or would reasonably be expected to lead to an Acquisition Proposal, (ii) engage in and otherwise participate in any discussions or negotiations regarding an Acquisition Proposal or that would reasonably be expected to lead to an Acquisition Proposal, (iii) cooperate with, assist, participate in or facilitate any such inquiries, proposals, offers, discussions or negotiations or any effort or attempt to make any Acquisition Proposal, including by granting a waiver, amendment or release under any pre-existing confidentiality, “standstill” or similar provision and (iv) provide non-public information to any Person relating to the Company or any of its Subsidiaries with respect to an Acquisition Proposal pursuant to an Acceptable Confidentiality Agreement; provided, that the Company shall promptly (and in any event within forty-eight (48) hours) make available to Parent and Merger Sub any material nonpublic information concerning the Company or its Subsidiaries that is provided to any such Person or group of Persons which was not previously made available to Parent or Merger Sub.
(b) Except as permitted by this Section 5.2, including the last sentence of this Section 5.2(b), the Company shall, and the Company shall use its reasonable best efforts to cause its Representatives, its Subsidiaries and each of their respective Representatives to, from and after the No-Shop Period Start Date: (i) not, directly or indirectly, (A) initiate, solicit or knowingly encourage or knowingly facilitate any inquiries, expressions of interest, proposals or offers that constitute or would reasonably be expected to lead to an Acquisition Proposal, (B) engage in or otherwise participate in any discussions or negotiations regarding an Acquisition Proposal or that would reasonably be expected to lead to an Acquisition Proposal (other than, in response to an unsolicited inquiry, to ascertain facts from the Person making such Acquisition Proposal for the sole purpose of informing itself about such Acquisition Proposal and the Person that made it and to refer the inquiring Person to this Section 5.2), (C) provide (including through access to any data room) any non-public information to any Person relating to the Company or any of its Subsidiaries with respect to an Acquisition Proposal or that the Company reasonably expects would be used for the purposes of formulating an Acquisition Proposal, (D) enter into any agreement, letter of intent, memorandum of understanding, agreement in principle or Contract with respect to any Acquisition Proposal (other than an Acceptable Confidentiality Agreement entered into in accordance with the terms of this Agreement) (each, an “Alternative Acquisition Agreement”), (E) submit any Acquisition Proposal or any matter related thereto to the vote of the stockholders of the Company, or (F) resolve or agree to do any of the foregoing; and (ii) immediately cease and cause to be terminated all discussions, negotiations, solicitation or encouragement with any Persons that may be ongoing with respect to an Acquisition Proposal as of the date hereof. Promptly (and in any event within forty-eight (48) hours) after the No-Shop Period Start Date, except as it may relate to any Excluded Party, the Company shall terminate or cause to be terminated access to any data room or other access to the data of the Company, in each case relating to or in connection with, any potential Acquisition Proposal and shall instruct each Person that has previously executed a confidentiality agreement in connection with such Person’s consideration of an Acquisition Proposal to return to the Company or destroy any non-public information previously furnished to such Person or to any Representatives of such Person by or on behalf of the Company. For the avoidance of doubt, notwithstanding the commencement of the No-Shop Period Start Date, the Company may continue to engage in the activities described in Section 5.2(a) with respect to any Excluded Party and its Representatives, including with respect to any amended or modified Acquisition Proposal submitted by any Excluded Party following the No-Shop Period Start Date; provided, that, from and after the commencement of the No-Shop Period Start Date, the Company complies with the provisions of Sections 5.2(c), (d) and (g) with respect to such activities.
(c) Notwithstanding anything to the contrary contained in Section 5.2(b) or elsewhere in this Agreement, at any time following the No-Shop Period Start Date and prior to the time the Stockholder Approval is obtained, if  (i) the Company receives a bona fide written Acquisition Proposal from a third party, (ii) such Acquisition Proposal was not solicited, initiated, encouraged, facilitated or otherwise obtained in breach, in any material respect, of the provisions of this Section 5.2 and (iii) the Company Board determines in good faith after consultation with the Company’s financial advisor and outside legal counsel that such Acquisition Proposal constitutes or could reasonably be expected to lead to a Superior Proposal, then the Company and its Representatives may (A) provide information to such Person or group of Persons (including their respective Representatives and prospective equity and debt financing sources) if the Company receives from such Person or group of Persons (or has received from such Person or group of Persons) an Acceptable Confidentiality Agreement, and (B) engage or participate in any discussions or negotiations with such Person or group of Persons and its Representatives; provided, that (x) the Company shall promptly (and in any event within forty-eight (48) hours) make available to Parent and Merger Sub any material non-public information concerning the Company or its Subsidiaries that is provided to any such Person or group of Persons which was not previously made available to Parent or Merger Sub and (y) the Company shall give Parent written notice of such determination promptly (and in any event within forty-eight (48) hours) after the Company Board makes such determination. It is understood and agreed that any contacts, disclosures, discussions or negotiations permitted under this Section 5.2(c), including any public announcement that the Company or the Company Board has made any determination required under this Section 5.2(c) to take or engage in any such actions, shall not constitute a Change of Recommendation or otherwise constitute a basis for Parent to terminate this Agreement pursuant to Section 7.4.
(d) Except as set forth in Section 5.2(e) or in Section 5.2(f), the Company Board shall not (i) publicly withhold, withdraw, amend, qualify or modify (or publicly propose to withhold, withdraw, amend, qualify or modify), in each case in a manner adverse to Parent, the Company Recommendation or any other approval, recommendation or declaration of advisability by the Company Board or any such committee of this Agreement, the Merger or any of the other transactions contemplated hereby, (ii) submit any Acquisition Proposal or any matter related thereto to the vote of the stockholders of the Company, (iii) fail to include the Company Recommendation in the Proxy Statement, (iv) publicly adopt, approve or recommend, or publicly propose to adopt, approve or recommend, any Acquisition Proposal, (v) following the initial public announcement of any Acquisition Proposal (other than by the commencement of a tender offer or exchange offer), fail to issue a public press release within ten

(10) Business Days of such public announcement that the Company Board recommends rejection of such Acquisition Proposal and reaffirms the Company Recommendation, (vi) following the initial public announcement of any Acquisition Proposal that is structured as a tender offer or exchange offer by a third party for equity securities of the Company, fail to recommend against acceptance by the Company’s stockholders of such tender offer or exchange offer (including for these purposes, by taking any position contemplated by Rule 14e-2 under the Exchange Act other than recommending rejection of such tender offer or exchange offer) within ten (10) Business Days of commencement of such tender offer or exchange offer or (vii) publicly announce its intention, authorize or resolve to take, or that it will fail to take, as applicable, any such foregoing actions (any of the foregoing, a “Change of Recommendation”).
(e) Notwithstanding the foregoing or anything to the contrary set forth in this Agreement, (x) if the Company Board determines that an Intervening Event has occurred and that the failure to effect a Change of Recommendation in response to such Intervening Event would be inconsistent with its fiduciary duties under applicable Law or (y) if the Company has received a bona fide written Acquisition Proposal from a third party that was not solicited, initiated, encouraged, facilitated or otherwise obtained in breach, in any material respect, of the provisions of this Agreement and that the Company Board determines in good faith, after consultation with the Company’s outside legal counsel and financial advisors, constitutes a Superior Proposal (after giving effect to all of the adjustments to the terms and conditions of this Agreement that have been proposed to the Company by Parent in writing during the Notice Period provided pursuant to this Section 5.2(e) to which Parent has irrevocably committed), then the Company Board may effect a Change of Recommendation and/or, in response to a Superior Proposal, terminate this Agreement pursuant to Section 7.3(a) in order to enter into an Alternative Acquisition Agreement providing for such Superior Proposal; provided, that, in the case of either clause (x) or (y):
(i) the Company shall have provided prior written notice to Parent, at least three (3) Business Days in advance (the “Notice Period”), that it intends to effect a Change of Recommendation and/or terminate this Agreement pursuant to Section 7.3(a), which notice shall specify the basis for the Change of Recommendation and/or termination and, in the case of a Superior Proposal, the identity of the Person or group of Persons making such Superior Proposal and the material terms thereof and a copy of any proposed Alternative Acquisition Agreement and any related financing commitments (which may be redacted for provisions related to fees and other economic “flex” terms that are customarily redacted in connection with transactions of such type); and
(ii) the Company’s Representatives shall have been available to negotiate with Parent and Merger Sub in good faith (to the extent Parent and Merger Sub desire to negotiate) during the Notice Period to make such adjustments to the terms and conditions of this Agreement as would obviate the need for the Company to effect a Change of Recommendation and/or terminate this Agreement pursuant to Section 7.3(a).
provided, further, that the actions of the Company or the Company Board in making any of the foregoing determinations and the Company’s authorizing and providing of any such notice pursuant to this section shall not in and of itself constitute a Change of Recommendation for any purpose hereunder or the termination of this Agreement, so long as the Company Board does not determine finally to make a Change of Recommendation or terminate the Agreement.
(f) Nothing contained in this Section 5.2 or elsewhere in this Agreement shall be deemed to prohibit the Company or the Company Board or any committee thereof from (i) making any disclosure to the Company’s stockholders if, in the good faith judgment of the Company Board, after consultation with its outside legal counsel, failure to make such disclosure could reasonably be likely to be inconsistent with its fiduciary duties under applicable Law, (ii) complying with its disclosure obligations under applicable Law or NYSE, including taking and disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) or Item 1012(a) of Regulation M-A under the Exchange Act (or any similar communication to stockholders), or (iii) making any “stop-look-and-listen” communication to stockholders of the Company pursuant to Rule 14d-9(f)

under the Exchange Act (or any similar communications to stockholders of the Company). The Company shall in no event be deemed to violate this Section 5.2 as a result of responding to any unsolicited proposal or inquiry solely by advising the Person making such proposal or inquiry of the terms of this Section 5.2.
(g) The Company shall:
(i) promptly (and, in any event, within forty-eight (48) hours), notify Parent, in writing, if, from and after the date hereof until the No-Shop Period Start Date, any offer constituting an Acquisition Proposal is received by the Company or any of its Representatives, indicating (except to the extent prohibited by applicable Law or Contract) the identity of the Person or group of Persons making such Acquisition Proposal and a description of the material terms and conditions of any such Acquisition Proposal, including copies of any proposed Alternative Acquisition Agreements constituting such an Acquisition Proposal and any related financing commitments (which may be redacted for provisions related to fees and other economic “flex” terms that are customarily redacted in connection with transactions of such type), and thereafter shall keep Parent reasonably informed of the status and terms of any such Acquisition Proposal (including any material changes, modifications or amendments thereto); and
(ii) promptly (and, in any event, within forty-eight (48) hours), notify Parent, in writing, if, from and after the No-Shop Period Start Date, any Acquisition Proposal, or any inquiry, expression of interest, proposal, offer or request for information that would reasonably be expected to result in an Acquisition Proposal, is received by the Company or any of its Representatives, indicating (except to the extent prohibited by applicable Law or Contract) the identity of the Person or group of Persons making such Acquisition Proposal and a description of the material terms and conditions of any such inquiry, expression of interest, proposal, offer or request for information or Acquisition Proposal, including copies of any proposed Alternative Acquisition Agreements and any related financing commitments (which may be redacted for provisions related to fees and other economic “flex” terms that are customarily redacted in connection with transactions of such type), and thereafter shall keep Parent reasonably informed of the status and terms of any such Acquisition Proposal (including any material changes, modifications or amendments thereto).
(h) Notwithstanding anything to the contrary contained in this Agreement, from and after the No-Shop Period Start Date, the Company shall be permitted to terminate, waive, amend or release any provision of any confidentiality, “standstill” or similar obligation of any Person if the Company Board determines in good faith after consultation with its outside legal counsel that failure to take such action could reasonably be expected to be inconsistent with its fiduciary obligations under applicable Law.
Section 5.3. Proxy Statement.
(a) As promptly as reasonably practicable after the date hereof, the Company shall prepare and file with the SEC a preliminary proxy statement relating to the Stockholders Meeting (together with any amendments thereof or supplements thereto, the “Proxy Statement”), and each of the Company and Parent shall, or shall cause their respective Affiliates to, prepare and file with the SEC all other documents required by the Exchange Act in connection with the Merger and the other transactions contemplated hereby, and Parent and the Company shall cooperate with each other in connection with the preparation of the Proxy Statement and any such other filings. Subject to Section 5.2, the Proxy Statement shall include the Company Recommendation; provided, that if the Company Board shall have effected a Change of Recommendation in accordance with Section 5.2, then in submitting this Agreement to the Company’s stockholders, the Company Board may submit this Agreement to the Company’s stockholders without the Company Recommendation, in which event the Company Board may communicate the basis for its lack of recommendation to the Company’s stockholders in the Proxy Statement or an appropriate amendment thereof or supplement thereto. Parent agrees to provide or cause to be provided all information with respect to itself, its Affiliates and their respective Representatives as may be reasonably requested by the Company for inclusion in the Proxy Statement and any such other filings.

(b) Each party shall as promptly as reasonably practicable notify the other parties of the receipt of any comments of the SEC with respect to the Proxy Statement and of any request by the SEC for any amendment or supplement thereto or for additional information and shall as promptly as reasonably practicable provide to the other party copies of all written correspondence with the SEC with respect to the Proxy Statement. The Company and Parent shall each use its reasonable best efforts to promptly provide responses to the SEC with respect to all comments received on the Proxy Statement from the SEC and to make any amendments or filings as may be necessary in connection therewith. The Company shall cause the definitive Proxy Statement to be mailed to the Company’s stockholders as promptly as reasonably practicable after the date the SEC staff advises that it has no further comments thereon or that the Company may commence mailing the Proxy Statement.
(c) Subject to applicable Law, prior to filing or mailing the Proxy Statement or filing any other required filings (or, in each case, any amendment thereof or supplement thereto) or responding to any comments of the SEC with respect thereto, the Company shall (unless and until a Change of Recommendation has occurred or in connection with the matters described in Section 5.2) provide Parent with an opportunity to review and comment on (which comments shall be made promptly) such document or response and shall consider in good faith including in such document or response comments reasonably proposed by Parent.
Section 5.4. Stockholders Meeting.   The Company shall take, in accordance with applicable Law and its certificate of incorporation and bylaws, all actions necessary to duly call, establish a record date for, give notice of and hold a meeting of the holders of Shares (the “Stockholders Meeting”) as promptly as reasonably practicable following the mailing of the Proxy Statement to consider and vote upon the adoption of this Agreement; provided, that the Company may postpone or adjourn to a later date the Stockholders Meeting (i) with the consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), (ii) to allow time for the filing and dissemination of any supplemental or amended disclosure document that the Company Board has determined in good faith is required to be filed and disseminated under applicable Law, (iii) if there are insufficient Shares represented (either in Person or by proxy) to constitute a quorum necessary to conduct the business of the Stockholders Meeting, (iv) if the Company has not received proxies representing a sufficient number of shares of Common Stock to adopt this Agreement, or (v) if required by applicable Law or if, in the good faith judgment of the Company Board (after consultation with legal counsel), the failure to do so would be a violation of its fiduciary obligations under applicable Law; provided, further, that in no event shall the Company be required to hold the Stockholders Meeting prior to the fifth (5th) Business Day following the later of  (A) the No-Shop Period Start Date and (B) the first date as of which no Person qualifies as an Excluded Party.
Section 5.5. Reasonable Best Efforts; Filings; Other Actions.
(a) Subject to the terms and conditions set forth in this Agreement, the Company, Parent, and Merger Sub shall promptly take, or to cause to be taken, all actions, and to do, or to cause to be done, and to assist and cooperate with the other in doing and, in the case of Parent, to cause the Parent Entities, to cooperate as necessary or appropriate with the other parties and to do, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement as soon as practicable, but in any event before to the Termination Date, including to (i) use their respective reasonable best efforts to obtain from any Governmental Entities and any third parties any actions, non-actions, clearances, waivers, consents, approvals, expirations or terminations of waiting periods, permits or orders required to be obtained by the Company, Parent, or any of their respective Affiliates in connection with the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, (ii) make all registrations, filings, notifications or submissions which are necessary or advisable with respect to this Agreement and the Merger under (A) any applicable federal or state securities Law, (B) the HSR Act and any other applicable Regulatory Law and (C) any other applicable Law, (iii) defend against any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the Merger and the other transactions contemplated hereby, (iv) execute and deliver any additional instruments necessary to consummate the transactions contemplated hereby and, (v) subject to the proviso to Section 5.6(a), provide reasonable and customary cooperation with Parent regarding planning for integration of the Company and Parent following Closing, to include post-Closing budget, restructuring and similar planning; provided, that in no event shall the Company or any of its Subsidiaries be required to pay prior to the Effective Time any fee, penalty or other consideration to any third party to obtain any consent or approval required for the consummation of the Merger under any Contract. Notwithstanding anything to the contrary contained in this Agreement, all obligations of the Company, Parent and Merger Sub to obtain the Financing or any other financing for the transactions contemplated hereby shall be governed exclusively by Sections 5.12 and 5.13, and not this Section 5.5.
(b) In furtherance and not in limitation of the other provisions of this Section 5.5, Parent and the Company each agrees to make, or cause to be made (including, to the extent required, in the case of Parent, to cause the Ultimate Parent Entity of Parent to make), an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated by this Agreement as promptly as practicable (and in any event within fifteen (15) Business Days) after the date hereof this Agreement (unless a later date is mutually agreed between the parties hereto) and each party hereto agrees (i) to respond, or cause to be responded to (including, to the extent required, in the case of Parent, to cause any of the Parent Entities to respond), as promptly as reasonably practicable any inquiries or request for additional information and material from a Governmental Entity pursuant to the HSR Act or any other Regulatory Law, and (ii) to take all other actions necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act as promptly as possible after the date of this Agreement. In furtherance and not in limitation of the foregoing, the parties hereto shall (in the case of Parent, cause the Parent Entities to) request and use reasonable best efforts to obtain early termination of the waiting period under the HSR Act, and no party shall (in the case of Parent, shall cause the Parent Entities not to) agree to extend any waiting period under any Regulatory Law applicable to or commit not to consummate any of the transactions contemplated by this Agreement without the prior written consent of all other parties (such consent not to be unreasonably withheld, conditioned or delayed).
(c) In furtherance and not in limitation of the other provisions of this Section 5.5, but subject to the final sentence of this paragraph limiting Parent’s obligation to agree to the remedies specified in such sentence, Parent shall, and shall cause each of the Parent Entities to, use their respective reasonable best efforts to do all things necessary, proper, or advisable to consummate and make effective, as soon as practicable, but in any event before the Termination Date, the Merger. Notwithstanding anything herein to the contrary, nothing in this Section 5.5 shall require Parent or any of the Parent Entities or any of their respective Subsidiaries or Affiliates to, and the Company shall not, without the prior written consent of Parent, take or commit to take any action, including by consent decree, hold separate order or otherwise, that would require the sale, divestiture, disposition or license of, or limit in any respect Parent’s, the Parent Entities’ (including the Surviving Corporation) or any of their respective Subsidiaries’ or Affiliates’ freedom of action with respect to, or their ability to operate or retain, one or more businesses, product lines, rights, services, licenses or assets of Parent, the Parent Entities (including the Surviving Corporation) or any of their respective Subsidiaries or Affiliates, or the Company or any of its Subsidiaries, other than any such actions that, individually or in the aggregate, are of a de minimis nature.
(d) In furtherance and not in limitation of this Section 5.5, each of the Company, Parent, and Merger Sub shall, and, in the case of Parent, cause the Parent Entities to (i) cooperate in all respects and consult with each other in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party, in each case with respect to this Agreement or regarding the transactions and other agreements contemplated hereby, including by allowing the other parties to have a reasonable opportunity to review in advance and comment on drafts of filings and submissions and reasonably considering in good faith the comments of the other parties; (ii) subject to any restrictions under any Regulatory Law, promptly notify each other of any material communication received by such party from, or given by such party to, any Governmental Entity with respect to this Agreement or regarding the transactions and other agreements contemplated hereby and promptly provide copies to the other party or any such written communications, and of any material communication received or given in connection with any proceeding by a private party, in each case with respect to this Agreement or regarding the transactions and other agreements contemplated by this Agreement, (iii) give the other parties a reasonable advance opportunity to review and comment upon, and consider in good faith the views of the other, any proposed material communication that it gives to any Governmental Entity or other Person in each case with respect to this Agreement or regarding the transactions and other agreements contemplated by this Agreement; (iv) unless required by applicable Law, not agree to participate in any material meeting, telephone call, or conference with any Governmental Entity in respect of any filing, investigation or other inquiry with respect to this Agreement or the transactions and other agreements contemplated hereby unless it consults with the other parties in reasonable advance and, to the extent permitted by such Governmental Entity, gives the other parties the opportunity to attend and participate thereat, (v) subject to any restrictions under any Regulatory Law, promptly furnish the other parties with copies of all material correspondence, filings and communications (and memoranda setting forth the substance thereof) between it and its Affiliates and their respective Representatives on the one hand, and any Governmental Entity or members of its staff on the other hand, with respect to this Agreement or the transactions and other agreements contemplated hereby (excluding any documents and communications which are subject to the attorney-client privilege or other privilege or trade secret protection or the work product doctrine), and (vi) promptly furnish the other parties with such necessary information and reasonable assistance as such other parties and their Affiliates may reasonably request in connection with their preparation of necessary filings, registrations or submissions of information to any Governmental Entity in connection with this Agreement or the transactions and other agreements contemplated hereby and thereby, including any filings necessary or appropriate under the provisions of any Regulatory Law; provided, that the materials required to be provided pursuant to the foregoing clauses of this paragraph may be redacted (A) to remove references concerning the valuation of the Company; (B) as necessary to comply with contractual arrangements, and (C) as necessary to address reasonable privilege or confidentiality concerns; provided, further, that outside counsel for any party may, as it deems advisable and necessary, reasonably designate materials provided under this Section 5.5(d) as “Outside Antitrust Counsel Only Material.”
(e) Neither Parent nor Merger Sub shall, and Parent shall, to the extent applicable, cause each of the Parent Entities not to, consent to any voluntary extension of any statutory deadline or waiting period or to any voluntary delay of the consummation of the transactions contemplated hereby, including the Merger, or withdraw its notification and report form pursuant to the HSR Act or any registrations, applications, declarations, reports, submissions or other filings made pursuant to any other Regulatory Law unless the Company has given its prior written consent to such extension or delay or withdrawal (such consent not to be unreasonably withheld, conditioned or delayed).
Section 5.6. Access and Reports.
(a) Subject to applicable Law, from and after the date of this Agreement to the Effective Time or the earlier termination of this Agreement, upon reasonable request, the Company shall, and shall cause its Subsidiaries to, afford to Parent, Merger Sub and/or their respective Representatives reasonable access, during normal business hours, to its officers, key employees, properties, offices and other facilities, books, Contracts and records; provided, that (i) the foregoing shall not require the Company or any of its Subsidiaries to permit access to (A) any inspection or any information that would violate any of its obligations with respect to confidentiality, (B) any information to the disclosure of which would result in the loss of attorney-client privilege, accountant-client privilege or other similar privilege applicable to such documents or information, trade secret protection or the protection afforded under the work product doctrine, (C) any information that in the reasonable opinion of the Company would violate any applicable Law or result in a breach of a Contract to which the Company or any of its Subsidiaries are bound or (D) any information related to the negotiation and execution of this Agreement or to transactions potentially competing with or alternative to the transactions contemplated by this Agreement or proposals from other third parties relating to any competing or alternative transactions (including Acquisition Proposals) and the actions of the Company Board (or any committee thereof) with respect to any of the foregoing, whether prior to or after execution of this Agreement; provided, that in the event the restrictions of the foregoing clauses (i)(A) and (B) apply, the Company shall provide Parent (or alternatively one or more of the Parent Entities) with a reasonable description of the general nature of the information not provided and the Company shall, at Parent’s request, reasonably cooperate in good faith to design and implement alternative disclosure arrangements to enable Parent (or alternatively one or more of the Parent Entities) to evaluate any such information, in each case without resulting in any such violation or loss, and (ii) any such investigation shall be conducted in such a manner as not to interfere unreasonably with the normal business or operations of the Company or its Subsidiaries or otherwise result in any undue burden with respect to the prompt and timely discharge by employees of the Company or its Subsidiaries of their normal duties and Parent shall use its commercially reasonable efforts to minimize to the extent reasonably practicable any disruption to the businesses of the Company that may result from any such requests for access. Each of Parent and the Company, as it deems advisable and necessary, may reasonably designate as contemplated by the Clean Team NDA or the JDA competitively sensitive material provided to the other as “Outside Counsel Only Material” or with similar restrictions (including provision of materials to one or more of the Parent Entities or Representatives thereof other than Parent or Merger Sub), and such materials and the information contained therein shall be given only to the outside counsel of the recipient, or otherwise as the restriction indicates, and be subject to any additional confidentiality or joint defense agreement between the parties.
(b) Each of Parent and Merger Sub shall, and shall cause their respective Representatives and Affiliates to, hold and treat in confidence all documents and information concerning the Company and its Subsidiaries furnished to Parent or Merger Sub or their respective Representatives, financing sources or Affiliates in connection with the transactions contemplated by this Agreement in accordance with (i) the Mutual Nondisclosure Agreement, dated August 10, 2018, among the Company, Parent, Permira Advisers LLC and Spectrum Equity (the “Mutual NDA”), (ii) the Clean Team Confidentiality Agreement, dated August 14, 2018 (the “Clean Team NDA”), among the Company, Parent, Permira Advisers LLC and Spectrum Equity, and (iii) the Joint Defense, Common Interest and Confidentiality Agreement, dated August 23, 2018 (the “JDA”), among Permira Advisers LLC, the Company, Fried, Frank, Harris, Shriver & Jacobson LLP, Wachtell, Lipton, Rosen & Katz, Spectrum Equity, Parent, and Wilson Sonsini Goodrich & Rosati (together with the Mutual NDA and the Clean Team NDA, the “Confidentiality Agreements”) as if all such documents and information were Evaluation Material (as defined in the Mutual NDA), which Confidentiality Agreements shall remain in full force and effect in accordance with its terms and shall apply to Parent and Merger Sub as if they were direct parties thereto.
(c) The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of  (i) any Actions commenced against such party or any of its Affiliates or Representatives in connection with, arising from or relating to this Agreement or the transactions contemplated by this Agreement (“Transaction Litigation”), (ii) any material written notice from any Person alleging that the approval or consent of such Person is or may be required in connection with the Merger or the other transactions contemplated by this Agreement or (iii) any written notice or other communication from any Governmental Entity or securities exchange in connection with the Merger or the other transactions contemplated by this Agreement.
Section 5.7. Publicity; Communications.   The initial press release regarding the Merger shall be a joint press release agreed to by the Company and Parent. Thereafter (unless and until a Change of Recommendation has occurred or in connection with the matters described in Section 5.2) each party shall consult with the other parties, and give each other the opportunity to review and comment, prior to issuing any press releases or otherwise making public announcements or filings with respect to the Merger or any of the other transactions contemplated by this Agreement, except, in the case of either the Company or Parent, with respect to communications to employees in the ordinary course of business or as may be required by Law or by the applicable rules of any stock exchange (in which case, such party shall, to the extent practicable, use commercially reasonable efforts to consult with the other parties before issuing such press release or making such public announcement or filing).
Section 5.8. Employee Benefits.
(a) For a period beginning on the Closing Date and ending on December 31 of the year during which the Closing Date occurs (the “Continuation Period”), Parent shall, or shall cause its applicable Subsidiary to, provide each employee of the Company and its Subsidiaries who continues in employment with Parent, the Surviving Corporation or their Subsidiaries following the Effective Time (collectively, the “Continuing Employees”) (while they are employed by Parent, the Surviving

Corporation or their Subsidiaries) with (i) a base salary or regular hourly wage (whichever is applicable) and annual cash incentive compensation opportunity that is substantially comparable, in the aggregate, to the base salary or regular hourly wage (whichever is applicable) and annual cash incentive compensation opportunity for the applicable Continuing Employee as of immediately prior to the Effective Time and (ii) other compensation and employee benefits (excluding equity based compensation) that are no less favorable in the aggregate than the other compensation and employee benefits (excluding equity based compensation) provided or available to similarly situated employees of Parent; provided, that until such time as Parent or the Surviving Corporation shall cause Continuing Employees to participate in a benefit plan sponsored or maintained by Parent or any of its Subsidiaries (each a “New Plan”), a Continuing Employee’s continued participation in the applicable Company Benefit Plan shall be deemed to satisfy the foregoing provisions of this clause (ii) (it being understood that participation in the applicable New Plans may commence at different times with respect to each Company Benefit Plan). Effective as of the Effective Time, the Surviving Corporation hereby expressly assumes the Company Benefit Plans and agrees to perform the obligations of the Company thereunder in accordance with the terms and conditions thereof.
(b) Without limiting the generality of the foregoing, during the twelve month period immediately following the Closing Date, the Surviving Corporation shall provide each Continuing Employee whose employment is terminated by Parent or one of its Subsidiaries with severance in amounts and on terms and conditions that are no less favorable than the severance benefits and protections provided to each such Continuing Employee as set forth in Section 5.8(b) of the Company Disclosure Schedule (the “Company Severance Policy”).
(c) Parent shall cause any employee benefit plans of Parent and its Subsidiaries in which the Continuing Employees are entitled to participate during the Continuation Period to take into account for purposes of eligibility and vesting and, solely with respect to severance, vacation, and paid time off policies, benefit accruals (except to the extent it would result in a duplication of benefits or was not recognized by the Company or its Subsidiaries prior to the Effective Time), service prior to the Effective Time by such employees to the Company and its Subsidiaries (and any predecessors to the extent recognized by the Company and its Subsidiaries prior to the Effective Time) as if such service were with Parent or its Subsidiaries.
(d) With respect to any benefit plan sponsored or maintained by Parent or any of its Subsidiaries in which Continuing Employees participate during the Continuation Period, Parent shall use commercially reasonable efforts to cause the Surviving Corporation and its Subsidiaries to, (i) waive any eligibility requirements or pre-existing condition limitations or waiting period requirements with respect to any such plan providing medical, dental, pharmaceutical or vision benefits to any Continuing Employee to the same extent waived under the analogous Company Benefit Plan prior to the Closing Date, and (ii) give effect, in determining any deductible, co-insurance and maximum out-of-pocket limitations, to any eligible expenses paid by such employees during the calendar year in which the Effective Time occurs (or such plan year in which a Continuing Employee commences participation in any new plan of the Surviving Corporation and its Subsidiaries) under analogous Company Benefit Plans.
(e) The Company shall take, or shall cause to be taken, all actions necessary or appropriate to terminate, effective no later than the day immediately preceding the Closing Date, any Company Benefit Plan sponsored or maintained by the Company or any of its Subsidiaries that contains a cash or deferred arrangement intended to qualify under Section 401(a) of the Code (each, a “401(k) Plan”), unless Parent, in its sole and absolute discretion, provides the Company or such Subsidiary with written notice of its election that any such 401(k) Plan should not be terminated (an “Election Notice”) at least three (3) Business Days prior to the Closing Date. Unless Parent provides an Election Notice to the Company, the Company shall deliver to Parent, on or prior to the Closing Date, evidence that the Company’s board of directors has validly adopted resolutions to terminate each 401(k) Plan, effective no later than the day immediately preceding the Closing Date. In the event that the 401(k) Plan is terminated, Continuing Employees shall be eligible to participate, effective as of the first day of the first month beginning after the Effective Time, in a 401(k) plan sponsored or maintained by Parent or one of its Subsidiaries (the “Parent 401(k) Plan”). The parties shall take any and all actions as may be required, including amendments to the 401(k) Plan and Parent 401(k) Plan, to permit the Continuing Employees who are actively employed to make rollover contributions to the Parent 401(k) Plan of  “eligible rollover distributions” (with the meaning of Section 401(a)(31) of the Code) in the form of cash, notes (in the case of loans) or a combination thereof.
(f) The parties to this Agreement agree that, with respect to any matter addressed by this Section 5.8, the Company shall not be permitted to send any written notice or any other communications or written materials to any group of employees, officers, directors or consultants of the Company or any of its Subsidiaries without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed).
(g) Nothing in this Agreement shall confer upon any Continuing Employee or other service provider any right to continue in the employ or service of Parent, the Surviving Corporation or any Affiliate of Parent, or shall interfere with or restrict in any way the rights of Parent, the Surviving Corporation or any of their respective Affiliates, which rights are hereby expressly reserved, to discharge or terminate the services of any Continuing Employee at any time for any reason whatsoever, with or without cause. In no event shall the terms of this Agreement be deemed to (i) establish, amend, or modify any Company Benefit Plan or any other employee benefit plan, program, agreement or arrangement maintained or sponsored by Parent, the Surviving Corporation or their Affiliates, or (ii) alter or limit the ability of Parent, the Surviving Corporation or any of their respective Subsidiaries or Affiliates to amend, modify or terminate any Company Benefit Plan in accordance with its terms after the Closing Date. Without limiting Section 8.9, this Section 5.8 shall be binding upon and inure solely to the benefit of each of the parties to this Agreement and nothing in this Section 5.8 shall create any third party beneficiary rights in any Continuing Employee or current or former service provider of the Company or its Affiliates (or any beneficiaries or dependents thereof).
Section 5.9. Expenses; Transfer Taxes.
(a) Except as otherwise provided in this Agreement or the Fee Funding Arrangements, whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the Merger and the other transactions contemplated by this Agreement shall be paid by the party incurring such expense, except that all filing fees under the HSR Act in connection with the transactions contemplated by this Agreement shall be borne by Parent.
(b) Except as otherwise provided in Section 2.7(b)(ii), all transfer, documentary, sales, use, stamp, registration and other such Taxes imposed with respect to the transfer of Shares pursuant to the Merger shall be borne by the Surviving Corporation.
Section 5.10. Indemnification; Directors’ and Officers’ Insurance.
(a) From and after the Effective Time, Parent shall, and shall cause the Surviving Corporation to, indemnify and hold harmless, to the fullest extent permitted under applicable Law, each present and former (or future, but prior to the Effective Time) director, officer and employee of the Company or any Subsidiary, including any employee who serves as a fiduciary of a Company Benefit Plan (collectively, together with such person’s heirs, executors or administrators, the “Indemnified Parties”) against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement incurred in connection with any actual or threatened Action or investigation, whether civil, criminal, administrative or investigative, arising out of, related to or in connection with any action or omission occurring or alleged to have occurred whether prior to or at the Effective Time (including in connection with such Indemnified Parties’ service as a director, officer, employee or other fiduciary of the Company or any of its Subsidiaries or services performed by such persons at the request of or for the benefit of the Company or its Subsidiaries), whether asserted or claimed prior to, at or after the Effective Time, including, for the avoidance of doubt, in connection with (i) the transactions contemplated by this Agreement (including as to any act or omission occurring or alleged to have occurred in connection with the process resulting in and the adoption and approval of this Agreement and the consummation of the transactions contemplated hereby) and (ii) actions to enforce this provision or any other indemnification, exculpation or advancement right of any Indemnified Party. Without limiting the foregoing, Parent, for a period of six (6) years from and after the Effective Time, shall cause the Charter and the Bylaws to contain provisions no less favorable to the Indemnified Parties with respect to indemnification, exculpation from liabilities and rights to advancement of expenses than those set forth as of the date of this Agreement in the certificate of incorporation and bylaws of the Company, which provisions shall not be amended, repealed or otherwise modified in a manner that would adversely affect the rights thereunder of any Indemnified Party. In addition, from and after the Effective Time, each of Parent and the Surviving Corporation shall advance costs and expenses (including attorneys’ fees) as incurred by any Indemnified Party promptly (and in any event within ten (10) days) after receipt by Parent of a request for such advance to the fullest extent permitted under applicable Law; provided, that the Person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined (after exhausting all available appeals) that such Person is not entitled to indemnification. Any Indemnified Party wishing to claim indemnification under this Section 5.10(a), upon learning of any claim, action or proceeding in respect of which such indemnification will be sought, shall notify the Surviving Corporation thereof in writing; provided, that the failure to so notify the Surviving Corporation shall not affect the indemnification obligations of the Surviving Corporation or Parent under this Section 5.10(a). For the avoidance of doubt, in the event of any matter in respect of which indemnification is sought pursuant to this Agreement, Parent and the Surviving Corporation shall cooperate with the Indemnified Party in the defense of any such matter.
(b) Prior to the Effective Time, the Company shall obtain and fully pre-pay the premium for (and, following the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, maintain with reputable and financially sound carriers) the extension of  (i) the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies, and (ii) the Company’s existing fiduciary liability insurance policies (collectively, “D&O Insurance”), in each case for a claims reporting or discovery period (whichever is greater) of six (6) years from and after the Effective Time with respect to any claim arising from facts or events that existed or occurred at or prior to the Effective Time with terms, conditions, retentions, coverage limits and limits of liability that are at least as favorable as the coverage provided under the Company’s existing policies in effect on the date hereof. If the Company and the Surviving Corporation for any reason fail to obtain such “tail” insurance policies as of the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, continue to maintain in effect for a period of six (6) years from and after the Effective Time the D&O Insurance in place as of the date hereof with terms, conditions, retentions, coverage limits and limits of liability that are at least as favorable as the coverage provided in the Company’s existing policies as of the date hereof, or the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, purchase comparable insurance as the D&O Insurance for such six-year period with terms, conditions, retentions and limits of liability that are at least as favorable as the coverage provided under the Company’s existing policies as of the date hereof. Notwithstanding the foregoing, (A) in no event shall the Company or the Surviving Corporation be required to expend for any such policies pursuant to this Section 5.10(b) an annual premium amount in excess of 300% of the aggregate of the annual premiums paid by the Company as of immediately prior to the Effective Time for such insurance, and (B) if the annual premiums of such insurance coverage exceed such maximum amount, the Company or the Surviving Corporation shall obtain a policy with the greatest coverage available for such maximum amount.
(c) If Parent or the Surviving Corporation or any of their successors or assigns shall (i) consolidate with or merge into any other corporation or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfer all or substantially all of its properties and assets to any individual, corporation or other entity, then, in each such case, proper provisions shall be made so that such surviving or acquiring Person(s), as the case may be, shall assume all of the obligations set forth in this Section 5.10.
(d) The provisions of this Section 5.10 are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties.
(e) The rights of the Indemnified Parties under this Section 5.10 shall be in addition to any rights such Indemnified Parties may have under the certificate of incorporation or bylaws or comparable governing documents of the Company or any of its Subsidiaries, under any applicable Contracts or

Laws or otherwise. All rights to indemnification, exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time and rights to advancement of expenses relating thereto now existing in favor of any Indemnified Party (whether asserted or claimed prior to, at, or after the Effective Time) as provided in the certificate of incorporation or bylaws or comparable governing documents of the Company or any of its Subsidiaries or any Contract or otherwise between such Indemnified Party and the Company or any of its Subsidiaries shall survive the Merger and continue in full force and effect (and shall be so maintained) and such rights shall not be amended, repealed or otherwise modified in any manner that would adversely affect any right thereunder of any such Indemnified Party. Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to insurance claims under any policy that is or has been in existence with respect to the Company or any of its Subsidiaries or any Indemnified Party, it being understood and agreed that the indemnification provided for in this Section 5.10 is not prior to, or in substitution for, any such claims under any such policies.
(f) Notwithstanding anything herein to the contrary, if any actual or threatened Action or investigation (whether arising before, at or after the Effective Time) is made against such any such Indemnified Parties with respect to matters subject to indemnification hereunder, the provisions of this Section 5.10 shall continue in effect until the final disposition of such Action or investigation (including continuing in effect until the final disposition of any Action arising out of any such investigation).
Section 5.11. Section 16 Matters.   Prior to the Effective Time, the Company shall take all steps reasonably necessary to cause any dispositions of equity securities (including derivative securities) of the Company in connection with this Agreement and the transactions contemplated hereby by each individual who is a director or officer of the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.
Section 5.12. Financing.
(a) Parent and Merger Sub shall use reasonable best efforts to take, or cause to be taken, all actions, and do, or cause to be done, all things necessary, proper or advisable to obtain and consummate the Financing on or prior to the date upon which the Merger is required to be consummated pursuant to the terms hereof. In furtherance and not in limitation of the foregoing, Parent shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to obtain the Financing on the terms and conditions described in the Commitment Letters as promptly as possible but in any event prior to the date upon which the Merger is required to be consummated pursuant to the terms hereof, including by (i) maintaining in effect the Commitment Letters and (ii) satisfying (or obtaining a waiver of) on a timely basis all conditions applicable to Parent and Merger Sub in the Commitment Letters (including consummating the Refinancing (as defined in the Debt Commitment Letter)) and complying with their obligations thereunder. In the event that all conditions contained in the Commitment Letters (other than (x) with respect to the Debt Financing, the availability of the Equity Financing, (y) with respect to the Equity Financing, the availability of the Debt Financing and (z) other conditions that by their nature are to be satisfied at the Closing) have been satisfied, Parent and Merger Sub shall use their reasonable best efforts to cause the Lenders and Investors to fund the Financing in an amount no less than the Merger Amounts (including by seeking to enforce their rights under the Commitment Letters, in the event of any breach by the other parties thereto). To the extent necessary to consummate the Closing, Parent will use the proceeds of the Financing otherwise earmarked for post-Closing obligations and/or cash made available by the Company to satisfy Merger Amounts required to be satisfied on the Closing Date. Each of Parent and Merger Sub shall comply with its respective obligations under the Commitment Letters in a timely and diligent manner.
(b) Parent shall not, and shall not permit Merger Sub to, without the prior written consent of the Company: (i) permit (x) any amendment or modification to, or any waiver of any provision or remedy under, the Commitment Letters or (y) the replacement of the Second Lien Facility by any Alternate Junior Financing (each as defined in the Debt Commitment Letter) as contemplated by the Debt Commitment Letter, if such amendment, modification, waiver or replacement (A) adds new (or adversely modifies any existing) conditions to the consummation of all or any portion of the Financing, (B) reduces the amount of the Financing, (C) adversely affects the ability of Parent to enforce its rights against other parties to the Commitment Letters as so amended, replaced, supplemented or otherwise modified, relative to the ability of Parent or Merger Sub, as applicable, to enforce its rights against the other parties to the Commitment Letters as in effect on the date hereof or (D) could otherwise reasonably be expected to prevent, impede or delay the consummation of the Merger and the other transactions contemplated by this Agreement; or (ii) terminate a Commitment Letter. Notwithstanding anything to the contrary in this Agreement, it is understood and agreed that the Parent may amend the Debt Commitment Letter to add lenders, arrangers, bookrunners, agents, managers or similar entities that have not executed the Debt Commitment Letter as of the date of this Agreement. Parent and Merger Sub shall promptly deliver to the Company copies of any amendment, modification, waiver or replacement of a Commitment Letter and the documentation related to any Alternate Junior Financing (as defined in the Debt Commitment Letter).
(c) In the event that any portion of the Debt Financing becomes unavailable, regardless of the reason therefor, Parent and Merger Sub will (i) use reasonable best efforts to obtain alternative debt financing (in an amount no less than, when taken together with the available portion of the Financing, the Merger Amounts) from the same or other sources on terms and conditions that substantially equivalent or more favorable to Parent and its Subsidiaries than the terms and conditions contemplated in the Debt Commitment Letter and which do not include any terms or conditions to the consummation of such alternative debt financing that would reasonably be expected to make the funding of such alternative debt financing less likely to occur than the conditions set forth in the Debt Commitment Letter and (ii) promptly notify the Company of such unavailability and the reason therefor. For the purposes of this Agreement, the term “Debt Commitment Letter” and “Debt Financing” shall be deemed to include any commitment letter (or similar agreement) (and the financing contemplated thereby) with respect to any alternative or replacement financing arranged in compliance herewith including any Alternate Junior Financing (as defined in the Debt Commitment Letter) (and any Debt Commitment Letter remaining in effect at the time in question). Parent and Merger Sub shall provide the Company with reasonably prompt notice (which may be oral or in writing) of any material breach or material default by any party to the Debt Commitment Letter of which Parent or Merger Sub obtain Knowledge and the receipt of any written notice or other written communication from any Lender with respect to any breach, default, termination or repudiation by any party to the Debt Commitment Letter or any definitive agreement with respect thereto of any provision thereof. At the request of the Company, Parent and Merger Sub shall keep the Company reasonably informed on a reasonably current basis of the status of its efforts to consummate the Financing. The foregoing notwithstanding, compliance by Parent and Merger Sub with this Section 5.12 shall not relieve Parent and Merger Sub of their obligations to consummate the transactions contemplated by this Agreement whether or not the Financing is available.
Section 5.13. Financing Cooperation.
(a) Prior to the Closing, the Company shall provide and shall use its reasonable best efforts to cause its Representatives to provide all cooperation reasonably requested by Parent necessary and customary for the arrangement of the Debt Financing in connection with the transactions contemplated by the Merger Agreement (including the Merger), including by:
(i) participating in (and use of reasonable best efforts to cause members of senior management of the Company and its representatives and advisors to participate in) a reasonable number of meetings (including customary one-on-one meetings with the parties acting as lead arrangers or agents for, and prospective lenders of, the Debt Financing), presentations, road shows, due diligence sessions and sessions with rating agencies at reasonable times and with reasonable advance notice;
(ii) use of reasonable best efforts to assist with the timely preparation of materials for rating agency presentations, bank syndication materials and bank information memoranda for any portion of the Debt Financing (and furnish customary authorization letters in connection therewith (containing customary representations with respect to the presence or absence of material non-public information about the Company and the accuracy of the information provided by, or with respect to, the Company), executed on behalf of the Company);

(iii) use of reasonable best efforts to assist with the preparation of, and execution and delivery as of, and subject to the occurrence of, the Closing, any credit agreements (or amendments thereto), guarantees, pledge and security documents, that facilitate the creation, perfection or enforcement of liens securing the Debt Financing (including provision of original copies of all certificated securities with transfer powers executed in blank) (including providing copies thereof prior to Closing), other definitive financing documents (including information necessary for the completion of schedules thereto), or other similar documents, in each case, as may be reasonably requested by Parent;
(iv) furnishing to Parent Compliant Required Information within the time periods contemplated by the Debt Commitment Letter (it being understood that if any such Required Information fails to be Compliant for any reason, the Company can deliver updated Compliant Required Information to Parent until ten (10) Business Days prior to the Termination Date) and using reasonable best efforts to furnish such other information as Parent may reasonably request in connection with the Debt Financing, and, upon request, identifying any such information, if any, as is suitable for distribution to “public side” lenders;
(v) use of reasonable best efforts to assist Parent in the preparation of customary pro forma financial statements as required by paragraph 8 of Exhibit D to the Debt Commitment Letter; provided that Parent and Merger Sub shall be responsible for the preparation of such pro forma financial statements and pro forma adjustments giving effect to the Merger and the other transactions contemplated herein;
(vi) use of reasonable best efforts to assist Parent in procuring public corporate ratings and corporate family ratings and public ratings of the facilities contemplated by the Debt Financing from Standard & Poor’s Financial Services LLC and Moody’s Investors Service, Inc.;
(vii) use of reasonable best efforts to furnish to Parent documents (including customary payoff letters) reasonably required by Parent or its financing sources relating to the repayment of any existing indebtedness (if any) of the Company and its Subsidiaries, and the release of guarantees incurred, and liens granted, by the Company and its Subsidiaries to secure any such other existing indebtedness of the Company or its Affiliates, on the Closing Date, as reasonably requested by Parent to assist Parent in the arrangement of the Debt Financing (provided that the Company and its Subsidiaries shall not be required to make any payment in connection with the foregoing);
(viii) furnishing to Parent, at least three (3) Business Days prior to the Closing Date, all documentation and information as is reasonably requested in writing by the Lenders at least ten days prior to the Closing Date about the Company and its Subsidiaries that the Lead Arrangers (as defined in the Debt Commitment Letter) reasonably determine is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act (as defined in the Debt Commitment Letter);
(ix) using reasonable best efforts to obtain consents, approvals and authorizations reasonably requested by Parent in connection with the Debt Financing; and
(x) use reasonable best efforts to take all actions reasonably requested by Parent to satisfy the conditions to the consummation of the Debt Financing set forth in the Debt Commitment Letter, to the extent satisfaction thereof requires the cooperation, and is within the control, of the Company and its Subsidiaries;
it being understood that the Company shall have satisfied its obligations set forth in clauses (ii), (iii), (v), (vi), (vii), (ix), and (x) of this sentence if the Company shall have used its reasonable best efforts to comply with such obligations whether or not any applicable deliverables are actually obtained or provided. The foregoing notwithstanding, neither the Company nor any of its Subsidiaries shall be required to take or permit the taking of any action pursuant to this Section 5.13 that (A) would require the Company, its Subsidiaries or any Persons who are directors of the Company or its Subsidiaries to pass resolutions or consents to approve or authorize the execution of the Debt Financing or execute or deliver any certificate, document, instrument or agreement or agree to any change or modification of any existing certificate, document, instrument or agreement (other than (i) using reasonable best efforts to deliver the customary authorization letters referred to in clause (ii) of this Section 5.13(a) or (ii) those effective as of the Closing), (B) cause any representation or warranty in this Agreement to be breached by the Company or any of its Subsidiaries, (C) require the Company or any of its Subsidiaries to pay any commitment or other similar fee or incur any other expense, liability or obligation in connection with the Debt Financing prior to the Closing or have any obligation of the Company or any of its Subsidiaries under any agreement, certificate, document or instrument be effective until the Closing, (D) cause any director, officer or employee or stockholder of the Company or any of its Subsidiaries to incur any personal liability, (E) provide access to or disclose information that the Company or any of its Subsidiaries determines would jeopardize any attorney-client privilege of the Company or any of its Subsidiaries; provided, that in the event the restrictions of the foregoing clause (ii)(E) apply, the Company shall provide Parent with a reasonable description of the information not provided and the Company shall cooperate in good faith to design and implement alternative disclosure arrangements to enable to evaluate any such information, in each case without resulting in any such violation, (F) require the Company or any of its Subsidiaries to enter into any instrument or agreement that is effective prior to the Effective Time or that would be effective if the Closing does not occur (other than using reasonable best efforts to deliver the customary authorization letters referred to in clause (ii) of this Section 5.13(a)) or (G) in respect of its obligations set forth in clauses (i), (ii), (iii), (v), (vi), (vii), (ix), and (x) above, would unreasonably and materially interfere with the ongoing operations of the Company and its Subsidiaries. Nothing contained in this Section 5.13 or otherwise shall require the Company or any of its Subsidiaries, prior to the Closing, to be an issuer or other obligor with respect to the Debt Financing. Parent shall, promptly upon request by the Company, reimburse the Company for all reasonable out-of-pocket costs incurred by the Company or its Subsidiaries or their respective Representatives in connection with the cooperation contemplated by this Section 5.13 and shall indemnify and hold harmless the Company and its Subsidiaries and their respective Representatives from and against any and all losses suffered or incurred by them in connection with the arrangement of the Debt Financing, any action taken by them at the request of Parent pursuant to this Section 5.13 and any information used in connection therewith (other than (x) as a result of the gross negligence or willful misconduct of such indemnitee or (y) information provided in writing by the Company or its Subsidiaries specifically in connection with its obligations pursuant to this Section 5.13).
(b) For the avoidance of doubt, the parties hereto acknowledge and agree that the provisions contained in this Section 5.13, represent the sole obligation of the Company, its Subsidiaries and their respective Representatives with respect to cooperation in connection with the arrangement of any financing (including the Financing) to be obtained by Parent or Merger Sub with respect to the transactions contemplated by this Agreement and no other provision of this Agreement (including the Exhibits and Schedules hereto) shall be deemed to expand or modify such obligations. In no event shall the receipt or availability of any funds or financing (including, for the avoidance of doubt, the Financing) by Parent, Merger Sub or any of their respective Affiliates or any other financing or other transactions be a condition to any of Parent’s or Merger Sub’s obligations under this Agreement.
(c) All non-public or otherwise confidential information regarding the Company or its Subsidiaries obtained by Parent or its Representatives pursuant to this Section 5.13 shall be kept confidential in accordance with the Confidentiality Agreements; provided, that Parent and Merger Sub shall be permitted to disclose information as necessary and consistent with customary practices in connection with the Financing subject to customary confidentiality arrangements set forth in the Debt Commitment Letter. The Company hereby consents to the reasonable and customary use of its and its Subsidiaries’ logos in connection with the Debt Financing.
Section 5.14. Transaction Litigation.   The Company, on the one hand, and Parent and Merger Sub, on the other hand, shall give each other the opportunity to participate in the defense, settlement or prosecution of any Transaction Litigation; provided, that no such party or Representative of such party shall compromise, settle, come to an arrangement regarding or agree to compromise, settle or come to an arrangement regarding any Transaction Litigation or consent to the same unless the Company, in the case of any such action by Parent or Merger Sub, or Parent, in the case of any such action by the Company, shall have consented in writing (such consent not to be unreasonably withheld, delayed or conditioned). Without limiting in any way the obligations of the parties hereto under Section 5.5, each of the Company and Parent shall, and shall cause their respective Subsidiaries to, cooperate in the defense or settlement of any Transaction Litigation.
Section 5.15. Resignation of Directors.   At the Closing, except as otherwise may be agreed by Parent, the Company shall use its reasonable best efforts to deliver to Parent the resignation of all members of the Company Board who are in office immediately prior to the Effective Time, which resignations shall be effective as of  (but conditioned on the occurrence of) the Effective Time.
Section 5.16. State Takeover Statutes.   The Company and the Company Board and the Parent and the Parent Board shall (a) take all reasonable action necessary to ensure that no Takeover Statute is or becomes applicable to the Merger and (b) if any Takeover Statute becomes applicable to the Merger, take all reasonable action necessary to ensure that the Merger may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such Takeover Statute on the Merger. For purposes of this Agreement, “Takeover Statute” shall mean a “fair price,” “moratorium,” “control share acquisition” or similar anti-takeover statute or regulation enacted under the Laws of any state in the United States that is applicable to the Company.
Section 5.17. Conduct of Parent and Merger Sub; Obligations of Merger Sub.
(a) During the period from the date hereof until the Effective Time (or such earlier date on which this Agreement may be terminated), except as required by applicable Law or as expressly contemplated by this Agreement, Parent shall not, and shall not permit any of the Parent Entities (including Merger Sub) to, acquire, whether by merging with or into, consolidating with, purchasing all or a portion of the assets of or all or a portion of the equity in, or entering into an exclusive business arrangement with, any Person set forth on Section 5.17(a) of the Parent Disclosure Schedule.
(b) Parent shall take all actions necessary to cause Merger Sub and the Surviving Corporation to perform when due their respective obligations under this Agreement.
Section 5.18. Other Investors.   Prior to the Effective Time, without the prior written consent of the Company (not to be unreasonably withheld, conditioned or delayed), Parent shall not permit or agree to permit any Person who holds Shares to rollover (or reinvest the Merger Consideration with respect to (or other proceeds from the sale of) such Shares) for any equity interests (or rights to obtain any equity interests) in Parent or any Person of which Merger Sub is a direct or indirect Subsidiary.
ARTICLE VI
Conditions
Section 6.1. Conditions to Each Party’s Obligation to Effect the Merger.   The respective obligations of each party hereto to effect the Merger are subject to the satisfaction (or waiver in writing by Parent and the Company, if permissible under applicable Law) at or prior to the Effective Time of each of the following conditions:
(a) Stockholder Approval.   This Agreement shall have been duly adopted by a majority of the outstanding Shares entitled to vote thereon in accordance with applicable Law and the certificate of incorporation and bylaws of the Company (the “Stockholder Approval”).
(b) Regulatory Approvals.   Any and all waiting periods (and any extensions thereof) under the HSR Act applicable to the transactions contemplated hereby shall have expired or been terminated.
(c) Orders.   No court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law or Order (whether temporary, preliminary or permanent) that is in effect and that restrains, enjoins or otherwise prohibits the consummation of the Merger.

Section 6.2. Conditions to Obligations of Parent and Merger Sub.   The respective obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction (or waiver in writing by Parent, if permissible under applicable Law) at or prior to the Effective Time of each of the following conditions:
(a) Representations and Warranties.    (i) Other than the representations and warranties set forth in Section 3.1, Section 3.2(a), Section 3.3(a), Section 3.3(b), Section 3.4, Section 3.7(b) and Section 3.20, the representations and warranties of the Company contained in Article III shall be true and correct both at and as of the date of this Agreement and at and as of the Closing Date as though made at and as of the Closing Date (except to the extent such representations and warranties speak as of a specified date, in which case they need only be true and correct as of such specified date) interpreted without giving effect to the words “materially” or “material” or to any qualifications based on such terms or based on the term “Company Material Adverse Effect,” except where the failure of such representations and warranties to be true and correct, in the aggregate, does not constitute a Company Material Adverse Effect, (ii) the representations and warranties set forth in Section 3.3(a), Section 3.3(b), and Section 3.7(b) shall be true and correct both as of the date of this Agreement and at and as of the Closing Date as though made at and as of the Closing Date (except to the extent such representations and warranties speak as of a specified date, in which case they need only be true and correct as of such specified date), except, in the case of  (x) Section 3.3(a) (other than the last sentence thereof) and Section 3.3(b), for inaccuracies that are de minimis and (y) the last sentence of Section 3.3(a), for inaccuracies as would not result in an increase in respect of the aggregate cash amounts payable with respect to the Company Equity Awards other than any such increases that are de minimis relative to the aggregate Merger Consideration (including the amounts payable pursuant to Sections 2.7 and 2.8) payable pursuant to this Agreement, and (iii) the representations and warranties set forth in Section 3.1, Section 3.2(a), Section 3.4 and Section 3.20 shall be true and correct in all material respects both at and as of the date of this Agreement and at and as of the Closing Date as though made at and as of the Closing Date (except to the extent such representations and warranties speak as of a specified date, in which case they need only be true and correct in all material respects as of such specified date).
(b) Performance of Obligations.   The Company shall have performed or complied with in all material respects its agreements and covenants contained in this Agreement that are required to be performed or complied with by it at or prior to the Effective Time pursuant to the terms hereof.
(c) Officer’s Certificate.   Parent shall have received a certificate signed by an executive officer of the Company, dated the Closing Date, to the effect that the conditions set forth in Sections 6.2(a), 6.2(b) and 6.2(d) have been satisfied.
(d) No Company Material Adverse Effect.   Since the date of this Agreement, no Company Material Adverse Effect shall have occurred and be continuing.
Section 6.3. Conditions to Obligation of the Company.   The obligation of the Company to effect the Merger is also subject to the satisfaction (or waiver in writing by the Company, if permissible under applicable Law) at or prior to the Effective Time of each of the following conditions:
(a) Representations and Warranties.    (i) Other than the representations and warranties set forth in Section 4.1, Section 4.2, Section 4.3 and Section 4.10, the representations and warranties of Parent and Merger Sub contained in Article IV shall be true and correct in all respects both at and as of the date of this Agreement and at and as of the Closing Date as though made at and as of the Closing Date (except to the extent such representations and warranties speak as of a specified date, in which case they need only be true and correct as of such specified date) interpreted without giving effect to the words “materially” or “material” or to any qualifications based on such terms or based on the term “Parent Material Adverse Effect,” except where the failure of such representations and warranties to be true and correct, in the aggregate, does not constitute a Parent Material Adverse Effect, and (ii) the representations and warranties set forth in Section 4.1, Section 4.2, Section 4.3 and Section 4.10 shall be true and correct in all material respects both at and as of the date of this Agreement and at and as of the Closing Date as though made at and as of the Closing Date (except to the extent such representations and warranties speak as of a specified date, in which case they need only be true and correct in all material respects as of such specified date).

(b) Performance of Obligations.   Each of Parent and Merger Sub shall have performed or complied with in all material respects its agreements and covenants contained in this Agreement that are required to be performed or complied by it at or prior to the Effective Time pursuant to the terms hereof.
(c) Officer’s Certificate.   The Company shall have received a certificate signed by an executive officer of Parent, dated the Closing Date, to the effect that the conditions set forth in Sections 6.3(a) and 6.3(b) have been satisfied.
Section 6.4. Frustration of Closing Conditions.   None of Parent, Merger Sub or the Company may rely, either as a basis for not consummating the Merger or any of the other transactions contemplated by this Agreement or terminating this Agreement and abandoning the Merger, on the failure of a condition set forth in this Article VI to be satisfied if such failure was caused by such party’s failure to act in good faith or to use the efforts to cause the Closing to occur required by this Agreement.
ARTICLE VII
Termination
Section 7.1. Termination by Mutual Consent.   This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the Stockholder Approval is obtained, by mutual written consent of the Company and Parent by action of their respective boards of directors.
Section 7.2. Termination by Either the Company or Parent.   This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by either the Company or Parent:
(a) if the Merger shall not have been consummated on or before June 24, 2019 (the “Termination Date”); provided, that if as of the Termination Date any of the conditions set forth in Section 6.1(b) or Section 6.1(c) (solely to the extent such condition set forth in Section 6.1(c) has not been satisfied due to the enactment, issuance, promulgation, enforcement or entry of any Regulatory Law or an Order arising under any Regulatory Law) shall not have been satisfied or waived by the Company and Parent, the Termination Date may be extended by either Parent or the Company for a period of ninety (90) days by written notice to the other party, and such date, as so extended, shall be the Termination Date; provided, further, that (i) the right to terminate this Agreement pursuant to this Section 7.2(a) shall not be available to a party if the failure of the Merger to have been consummated on or before the Termination Date was caused by a material breach by such party of any representation, warranty, covenant or other agreement of such party set forth in this Agreement and (ii) the party seeking to terminate this Agreement pursuant to this Section 7.2(a) shall have complied with its obligations under Section 5.5, Section 5.12 and Section 5.17.
(b) if the Stockholders Meeting (including any adjournments or postponements thereof) shall have been held and completed and the Stockholder Approval shall not have been obtained at such Stockholders Meeting (or at any adjournment or postponement thereof) at which a vote on the adoption of this Agreement is taken; or
(c) if any Order by a Governmental Entity of competent jurisdiction permanently restraining, enjoining or otherwise prohibiting consummation of the Merger shall become final and non-appealable; provided, that the right to terminate this Agreement pursuant to this Section 7.2(c) shall not be available to a party if the enactment, issuance, promulgation, enforcement or entry of such Order, or the Order becoming final and non-appealable, was caused by a material breach by such party of any representation, warranty, covenant or other agreement of such party set forth in this Agreement; provided, further, that the party seeking to terminate this Agreement pursuant to this Section 7.2(c) shall have used the efforts required by Section 5.5 to remove such Order.
Section 7.3. Termination by the Company.   This Agreement may be terminated and the Merger may be abandoned by the Company:
(a) at any time prior to the time the Stockholder Approval is obtained, in order to enter into an Alternative Acquisition Agreement providing for a Superior Proposal in accordance with Section 5.2(e); provided, that the right to terminate this Agreement pursuant to this Section 7.3(a) shall not be available unless (i) the Company shall have complied in all material respects with Section 5.2 (other than Section 5.2(g)), Section 5.3 and Section 5.4 (ii) prior to or concurrently with such termination, the Company pays to Parent by wire transfer in immediately available funds the Company Termination Fee and (iii) substantially concurrently with such termination, the Company duly executes and delivers a definitive Alternative Acquisition Agreement with respect to such Superior Proposal to the counterparty thereto;
(b) at any time prior to the Effective Time, if there has been a breach of any representation, warranty, covenant or agreement of Parent or Merger Sub in this Agreement, which breach (i) would give rise to the failure of a condition set forth in Section 6.3(a) or 6.3(b) and (ii) (A) is not capable of being cured by Parent or Merger Sub prior to the Termination Date or (B) if capable of being cured, shall not have been cured before the earlier of  (1) thirty (30) Business Days following receipt of written notice from the Company of such breach or (2) the Termination Date; provided, that the Company is not then in material breach of any of its representations, warranties, covenants or other agreements set forth in this Agreement; or
(c) if  (i) all of the conditions set forth in Sections 6.1 and 6.2 have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing), (ii) Parent and Merger Sub fail to consummate the Merger within three (3) Business Days of the first date on which Parent and Merger Sub are required to consummate the Closing pursuant to Section 1.2, and (iii) the Company has provided irrevocable written notice to Parent at least one (1) Business Day prior to the date of such termination confirming that it stands ready, willing and able to consummate the Merger and the other transactions contemplated hereby.
Section 7.4. Termination by Parent.   This Agreement may be terminated and the Merger may be abandoned by Parent:
(a) if at any time prior to the time the Stockholder Approval is obtained, if the Company shall have effected a Change of Recommendation; or
(b) at any time prior to the Effective Time, if there has been a breach of any representation, warranty, covenant or agreement of the Company in this Agreement, which breach (i) would give rise to the failure of a condition set forth in Section 6.2(a) or 6.2(b) and (ii) (A) is not capable of being cured by the Company by the Termination Date or (B) if capable of being cured, shall not have been cured before the earlier of  (x) thirty (30) Business Days following receipt of written notice from Parent of such breach or (y) the Termination Date; provided, that neither Parent nor Merger Sub is then in material breach of any of its representations, warranties, covenants or other agreements set forth in this Agreement.
Section 7.5. Effect of Termination and Abandonment.
(a) In the event that this Agreement is terminated and the Merger is abandoned pursuant to this Article VII, this Agreement shall become void and of no effect with no liability to any Person on the part of any party hereto (or of any member of the Parent Group or the Company Group) except as provided in this Section 7.5; provided, that (i) subject to Section 7.5(b) and Section 7.5(c), nothing herein shall relieve any party hereto from liability for any Willful Breach of this Agreement or the Commitment Letters prior to such termination, in which case the aggrieved party shall be entitled to all rights and remedies available at law or in equity, and (ii) Section 5.6(b), Section 5.9, the last sentence of Section 5.13(a), this Section 7.5 and Article VIII shall survive the termination of this Agreement. The party desiring to terminate this Agreement pursuant to Section 7.2, 7.3 or 7.4 shall give written notice of such termination, including a description in reasonable detail of the reasons for such termination, to the other parties in accordance with Section 8.6, specifying the provision or provisions hereof pursuant to which such termination is effected.
(b) In the event that:
(i) (A) this Agreement is validly terminated pursuant to Section 7.2(b) or Section 7.4(b), (B) any Person shall have publicly made a bona fide Acquisition Proposal after the date of this Agreement and prior to the Stockholders Meeting (and such Acquisition Proposal shall not have been withdrawn at least four (4) Business Days prior to the Stockholders Meeting or any adjournment or postponement thereof), or prior to the termination of this Agreement if there has been no Stockholders Meeting, and (C) within twelve (12) months of such termination the Company shall have (1) entered into an agreement with respect to an Acquisition Proposal and such Acquisition Proposal is ultimately consummated or (2) consummated an Acquisition Proposal, then the Company shall, no later than three (3) Business Days after the date such Acquisition Proposal is consummated, pay the Company Termination Fee to Parent by wire transfer of same day funds to one or more accounts designated by Parent; provided, that for purposes of this Section 7.5(b)(i), the references to “20%” and “80%” in the definition of “Acquisition Proposal” shall be deemed to be references to “50%”; or
(ii) this Agreement is validly terminated by the Company pursuant to Section 7.3(a) or by Parent pursuant to Section 7.4(a), the Company shall, prior to or substantially concurrently with such termination, in the case of a termination by the Company, or within three (3) Business Days thereafter, in the case of a termination by Parent, pay the Company Termination Fee to Parent by wire transfer of same day funds to one or more accounts designated by Parent.
Notwithstanding anything to the contrary in this Agreement, if the Company Termination Fee shall become due and payable in accordance with this Section 7.5, from and after such termination and payment of the Company Termination Fee in full pursuant to and in accordance with this Section 7.5(b), the Company shall have no further liability of any kind for any reason in connection with this Agreement or the termination contemplated hereby other than as set forth in this Section 7.5. In no event shall the Company be required to pay the Company Termination Fee on more than one occasion.
(c) Parent Termination Fee and Reverse Termination Fee:
(i) (A) In the event that this Agreement is validly terminated by either the Company or Parent pursuant to (1) Section 7.2(a), and at the time of such termination one or more of the conditions set forth in Section 6.1(b) or Section 6.1(c) has not been satisfied by the Company and Parent (unless, in the case of Section 6.1(c), the failure to satisfy such condition is the result of a law other than an Applicable Regulatory Law), or (2) Section 7.2(c) (but only as a result of an Order arising out of an action brought by a Governmental Entity pursuant to an Applicable Regulatory Law), and (B) all of the other conditions set forth in Sections 6.1 and 6.2 have been satisfied or waived (or in the case of conditions that by their nature are to be satisfied at the Closing, are capable of being satisfied if the Closing were to occur on the date of such termination), then Parent shall, no later than three (3) Business Days after written demand by the Company, pay or cause to be paid to the Company an amount equal to $30 million (the “Parent Termination Fee”) to the Company or its designees by wire transfer of same day funds to one or more accounts designated by the Company and the Company’s right to receive the Parent Termination Fee shall be the sole and exclusive remedy (whether at law, in equity, in contract, tort or otherwise) of the Company and its Affiliates, as applicable, for (x) any damages suffered as a result of the failure of the transactions contemplated by this Agreement to be consummated and (y) any other damages suffered as a result of or under this Agreement and the transactions contemplated by this Agreement and, notwithstanding anything to the contrary in this Agreement, if the Parent Termination Fee shall become due and payable in accordance with this Section 7.5(c)(i), from and after such termination and timely payment of the Parent Termination Fee in full pursuant to and in accordance with this Section 7.5(c)(i), Parent shall have no further liability of any kind for any reason in connection with this Agreement or the termination contemplated hereby other than for fraud. In no event shall Parent be required to pay the Parent Termination Fee on more than one occasion or to pay both the Parent Termination Fee and the Reverse Termination Fee.
(ii) In the event that this Agreement is terminated pursuant to Section 7.3(b) or Section 7.3(c) (other than a termination pursuant to Section 7.3(b) related to a breach of Section 4.4(c), Section 5.5 or Section 5.17(a)), then Parent shall, no later than three (3) Business Days after written demand by the Company, pay or cause to be paid an amount equal to $50 million (the “Reverse Termination Fee”) to the Company by wire transfer of immediately available funds to an account or accounts designated in writing by the Company at least two (2) Business Days prior to the date on which payment is due and the Company’s right to receive the Reverse Termination Fee shall be the sole and exclusive remedy (whether at law, in equity, in contract, tort or otherwise) of the Company and its Affiliates, as applicable, for (x) any damages suffered as a result of the failure of the transactions contemplated by this Agreement to be consummated and (y) any other damages suffered as a result of or under this Agreement and the transactions contemplated by this Agreement and, notwithstanding anything to the contrary in this Agreement, if the Reverse Termination Fee shall become due and payable in accordance with this Section 7.5(c)(ii), from and after such termination and timely payment of the Reverse Termination Fee in full pursuant to and in accordance with this Section 7.5(c)(ii), Parent shall have no further liability of any kind for any reason in connection with this Agreement or the termination contemplated hereby other than as set forth in this Section 7.5(c)(ii) and other than for fraud. In no event shall Parent be required to pay the Reverse Termination Fee on more than one occasion or to pay both the Reverse Termination Fee and the Parent Termination Fee. For the avoidance of doubt and notwithstanding anything to the contrary herein, in no event shall Parent be required to pay the Reverse Termination Fee in connection with a termination pursuant to Section 7.3(b) related to a breach of Section 4.4(c), Section 5.5 or Section 5.17(a).
(d) In the event that the Company shall fail to pay the Company Termination Fee, or Parent shall fail to pay the Reverse Termination Fee or the Parent Termination Fee, in each case as required pursuant to this Section 7.5, when due, such fee shall accrue interest for the period commencing on the date such fee became due, at a rate equal to the rate of interest publicly announced by JPMorgan Chase Bank, National Association, in the City of New York from time to time during such period, as such bank’s prime lending rate. In addition, if the Company or Parent shall fail to pay such fee when due, such party shall also pay to the other party all of such other party’s costs and expenses (including attorneys’ fees) in connection with such other party’s efforts to collect such fee. The Company and Parent each acknowledge that the fees and the other provisions of this Section 7.5 are an integral part of this Agreement and are not a penalty, but rather liquidated damages in a reasonable amount that will compensate the other party in the circumstances in which such fees are payable, and that, without these provisions, the other party would not enter into this Agreement.
ARTICLE VIII
General Provisions
Section 8.1. No Survival of Representations and Warranties.   None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time.
Section 8.2. Modification or Amendment.   Subject to applicable Law, this Agreement may be modified or amended by, and only by, written agreement executed and delivered by the duly authorized officers of Parent and the Company; provided, that no amendment shall be made to this Agreement after the Effective Time; provided, further, that after receipt of Stockholder Approval, if any such amendment shall by applicable Law require further approval of the stockholders of the Company, the effectiveness of such amendment shall be subject to the approval of the stockholders of the Company. Notwithstanding anything to the contrary contained herein, Sections 7.5, 8.5(b), 8.5(c), 8.5(d), 8.8, 8.9, 8.11 and this Section 8.2 (and any provision of this Agreement to the extent an amendment, modification, waiver or termination of such provision would modify the substance of Sections 8.5(b), 8.5(c), 8.5(d), 8.8, 8.9, 8.11 and the last sentence of this Section 8.2) may not be amended, modified, waived or terminated in a manner that is adverse in any respect to the Debt Financing Source Parties without the prior written consent of the Lead Arrangers.
Section 8.3. Waiver; Extension.   The conditions to each of the parties’ obligations to consummate the Merger are for the sole benefit of such party and may be waived by such party (without the approval of the stockholders of the Company) in whole or in part to the extent permitted by applicable Law. At any time prior to the Effective Time, the Company or Parent may (i) waive or extend the time for the performance of any of the obligations or other acts of Parent or Merger Sub, in the case of the Company, or the Company, in the case of Parent, or (ii) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement on the part of Parent or Merger Sub, in the case of the Company, or the Company, in the case of Parent. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure or delay of any party to this Agreement to assert any of its rights hereunder in accordance with this Agreement shall not constitute a waiver of such rights.
Section 8.4. Counterparts.   This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.
Section 8.5. Governing Law and Venue; Waiver of Jury Trial.
(a) This Agreement, the Equity Commitment Letter and the Fee Funding Arrangements and all actions (whether at law, in contract or in tort) that may be based upon, arise out of or relate to this Agreement, the Equity Commitment Letter or the Fee Funding Arrangements or the negotiation, execution or performance hereof or thereof shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of law. Each party hereto agrees that it shall bring any Action between the parties or involving any member of the Company Group or Parent Group arising out of or related to this Agreement, the Equity Commitment Letters or the Fee Funding Arrangements or the transactions contained in or contemplated by this Agreement, the Equity Commitment Letter or the Fee Funding Arrangements exclusively in the Delaware Court of Chancery (or, only if the Delaware Court of Chancery lacks or declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware) (the “Chosen Courts”), and with respect to any such Action (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such Action in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party hereto or any member of the Company Group or Parent Group and (iv) agrees that service of process upon such party in any such Action shall be effective if notice is given in accordance with Section 8.6.
(b) EACH PARTY, ON BEHALF OF ITSELF AND ITS RESPECTIVE AFFILIATES, ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, INCLUDING (WITHOUT IN ANY WAY LIMITING SECTION 8.5(d)) ANY ACTION INVOLVING A DEBT FINANCING SOURCE PARTY DIRECTLY OR INDIRECTLY ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER AT LAW OR EQUITY, IN CONTRACT, IN TORT OR OTHERWISE. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.5(b).
(c) Notwithstanding anything herein to the contrary, but subject to Section 8.5(d), each party hereto, on behalf of itself and its respective Affiliates, agrees (i) that any Action of any kind or nature, whether at law or equity, in contract, in tort or otherwise, against a Debt Financing Source Party in connection with this Agreement, the Debt Financing or the transactions contemplated hereby or thereby shall be brought exclusively in any New York state or federal court sitting in the borough of Manhattan and each party submits for itself and its property with respect to any such action to the exclusive jurisdiction of such courts, (ii) that services of process, summons, notice or document by registered mail addressed to it at its address provided in the Debt Commitment Letter shall be effective service of process against it for any Action described in clause (i) brought in any such court, (iii) to waive and hereby irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of venue of, and the defense of an inconvenient forum to the maintenance of, any Action described in clause (i) in any such court, (iv) that a final judgment in any Action described in clause (i) shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law, (v) that, except as specifically set forth in the Debt Commitment Letter as of the date hereof, the Laws of the State of New York shall govern any Action described in clause (i), without giving effect to principles or rules of choice or conflict of Laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction and (vi) to irrevocably waive and hereby waives any right to a trial by jury in any Action described in clause (i) to the same extent such rights are waived pursuant to Section 8.5(b).
(d) Notwithstanding anything herein to the contrary, the Company, on behalf of itself and, to the fullest extent permitted by law, each member of the Company Group (and each of their respective former, current or future direct or indirect equity holders, controlling persons, general or limited partners, shareholders, managers, members, directors, officers, employees, representatives or agents, and their respective successors and assigns (in each case, in such capacity)), hereby waives to the fullest extent permitted by Law any rights or claims against any Lenders and the parties to any joinder agreements, credit agreements or commitment letters entered into in connection with the Debt Financing, and any of their Affiliates and any of such entities’ or their Affiliates’ respective former, current or future direct or indirect equity holders, controlling persons, general or limited partners, shareholders, managers, members, directors, officers, employees, representatives or agents, and their respective successors and assigns (excluding, for purposes of this Section 8.5(d), any members of the Parent Group) (collectively, the “Debt Financing Source Parties”), in connection with this Agreement or the Debt Commitment Letter, whether at law or equity, in contract, in tort or otherwise. For the avoidance of doubt, neither the Company nor any of its Affiliates shall be Debt Financing Source Parties.
Section 8.6. Notices.   All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) if personally delivered, on the date of delivery, (b) if delivered by express courier service of national standing (with charges prepaid), on the Business Day following the date of delivery to such courier service, (c) if deposited in the United States mail, first-class postage prepaid, on the fifth (5th) Business Day following the date of such deposit, or (d) if delivered by email transmission, on the date of such transmission. All notices, demands and other communications hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:
If to Parent or Merger Sub, to:
WeddingWire, Inc.
c/o Permira Advisers LLC
3000 Sand Hill Road, Building 1, Suite 170
Menlo Park, CA 94025
Attention: Dipan Patel
email: Dipan.Patel@permira.com
with a copy (which shall not constitute notice) to:
Fried, Frank, Harris, Shriver & Jacobson LLP
801 17th Street NW
Washington, DC 20006
Attention: Brian Mangino
email: Brian.Mangino@friedfrank.com

If to the Company, to:
XO Group Inc.
195 Broadway, 25th Floor
New York, New York 10007
Attention: Mike Steib
email: msteib@xogrp.com
with a copy (which shall not constitute notice) to:
XO Group Inc.
195 Broadway, 25th Floor
New York, New York 10007
Attention: Jeffrey Yin
email: jyin@xogrp.com
Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019
Attention: Sabastian V. Niles & Gordon S. Moodie
email: SVNiles@wlrk.com / GSMoodie@wlrk.com
or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.
Section 8.7. Specific Performance.
(a) The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties hereto do not perform the provisions of this Agreement (including failing to take such actions as are required of them in order to consummate the Merger) in accordance with its specified terms or otherwise breach or threaten to breach such provisions. The parties acknowledge and agree that the parties hereto shall be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions hereof.
(b) Without limiting the foregoing, each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that (i) there is adequate remedy at law or (ii) an award of specific performance is not an appropriate remedy for any reason at law or in equity. Any party seeking an order or injunction to prevent breaches or threatened breaches and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction. Notwithstanding anything to the contrary in this Agreement, the parties hereto hereby acknowledge and agree that the Company shall be entitled to specific performance or any other equitable remedy to cause Parent or Merger Sub to consummate the Merger only if  (A) all conditions set forth in Section 6.1 and Section 6.2 have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing (provided, that those other conditions would be capable of being satisfied if the Closing were on such date)) and Parent has failed to consummate the Closing when required to hereunder, (B) the Debt Financing (or any alternative thereto in accordance with this Agreement) has been funded or would be funded following the delivery of a drawdown notice by Parent and the satisfaction of those conditions that by their nature are to be satisfied at the Closing, including the funding of the Equity Financing and (C) the Company has irrevocably confirmed in writing to Parent that if specific performance is granted and the Debt Financing is funded, then it is willing to complete the Closing in accordance with Article I.
(c) While the Company may pursue either (i) a grant of specific performance in accordance with this Section 8.7 or (ii) the payment of either the Parent Termination Fee or the Reverse Termination Fee in accordance with Section 7.5, under no circumstances will the Company be entitled to receive both (A) a grant of specific performance to cause the consummation of the transactions contemplated hereby and (B) any portion of either the Parent Termination Fee or the Reverse Termination Fee.

Section 8.8. Entire Agreement.   This Agreement (including any exhibits and schedules hereto), the Company Disclosure Schedule, the Parent Disclosure Schedule, the Commitment Letters, the Fee Funding Arrangements and the Confidentiality Agreements constitute the entire agreement among the parties with respect to the subject matter hereof, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.
Section 8.9. Parties in Interest.   Each of Parent, Merger Sub and the Company hereby agrees that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other parties hereto, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein; provided, that (a) the Debt Financing Source Parties shall be express third party beneficiaries of, and shall be entitled to rely on Sections 8.2, 8.5(b), 8.5(c), 8.5(d), 8.8, 8.11 and this Section 8.9, (b) the definition of  “Debt Financing Source Parties” (it being understood that the provisions and definitions identified in this clause (a) and clause (b) may not be amended in a manner adverse to any Debt Financing Source Party in any respect without the prior written consent of the Lead Arrangers), (c) if the Effective Time occurs, the holders of Shares shall be third party beneficiaries of, and shall be entitled to rely on, Article II, (d) if the Effective Time occurs, the Indemnified Parties shall be third party beneficiaries of, and shall be entitled to rely on, Section 5.10 (Indemnification; Directors’ and Officers’ Insurance), and (e) if the Effective Time occurs, the holders of Company Equity Awards shall be third party beneficiaries of, and shall be entitled to rely on, Article II.
Section 8.10. Definitions; Construction.
(a) Definitions.   As used herein:
“Acceptable Confidentiality Agreement” means an executed confidentiality agreement containing terms that are not materially less favorable in the aggregate to the Company than those contained in the Mutual NDA, except that such confidentiality agreement need not contain any standstill or similar provision.
“Acquisition Proposal” means any proposal or offer from any Person (other than Parent and its Subsidiaries) relating to, in a single transaction or series of transactions, (a) a merger, consolidation, dissolution, liquidation, recapitalization, share exchange, business combination or similar transaction involving the Company as a result of which the stockholders of the Company immediately prior to such transaction would cease to own at least 80% of the total voting power of the Company or any surviving entity (or any direct or indirect parent company thereof) immediately following such transaction, (b) the acquisition by any Person or group of Persons of more than 20% of the total voting power represented by the outstanding voting securities of the Company, (c) a tender offer or exchange offer or other transaction which, if consummated, would result in a direct or indirect acquisition by any Person or group of Persons of more than 20% of the total voting power represented by the outstanding voting securities of the Company, or (d) the acquisition in any manner, directly or indirectly, of over 20% of the consolidated assets of the Company and its Subsidiaries, in each case other than the transactions contemplated by this Agreement.
“Action” means any claim, charge, complaint, demand, action, litigation, arbitration, suit in equity or at law, administrative, regulatory or quasi-judicial proceeding, or other proceeding, in each case by or before a Governmental Entity.
“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person, and for purposes of this definition, the term “control” (including the correlative terms “controlling,” “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“Applicable Regulatory Law” means the Sherman Act, as amended, the Clayton Act, as amended, the HSR Act and the Federal Trade Commission Act, as amended.

“Business Day” means any day except a Saturday, a Sunday or any other day on which commercial banks are required or authorized by Law to close in New York, New York.
“Company Benefit Plan” means each “employee benefit plan” (as defined in Section 3(3) of ERISA), whether or not such plan is subject to ERISA, and each other employment, change in control, retention, bonus, defined benefit or defined contribution, pension, profit sharing, deferred compensation, incentive, stock ownership, stock purchase, stock option, stock appreciation, restricted stock, restricted stock unit, phantom stock or other equity-based, retirement, vacation, paid-time off, severance, termination, consulting, disability, death benefit, medical, dental, fringe benefit, insurance, supplemental unemployment or excess benefit, or other employee benefit plan, program, agreement or arrangement that (i) the Company or any of its Subsidiaries sponsors or maintains, (ii) with respect to which contributions, premiums or other payments are made or required to be made by the Company or any of its Subsidiaries for the benefit of any Employee or (iii) pursuant to which the Company or any of its Subsidiaries could have any liability.
“Company ESPP” means the Company’s Amended and Restated 2009 Employee Stock Purchase Plan.
“Company Group” means (i) the Company and its Subsidiaries, (ii) the former, current and future holders of any equity, partnership or limited liability company interest, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders or assignees of the Company or its Subsidiaries and (iii) any future holders of any equity, partnership or limited liability company interest, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders or assignees of any of the foregoing
“Company Intellectual Property” means Intellectual Property owned by the Company and its Subsidiaries.
“Company Material Adverse Effect” means any fact, circumstance, change, event, occurrence or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the financial condition, business or results of operations of the Company and its Subsidiaries, taken as a whole; provided, that none of the following, and no effect arising out of, relating to or resulting from the following, shall constitute or be taken into account in determining whether there has been, or would reasonably be expected to be, a “Company Material Adverse Effect”:
(i) any facts, circumstances, changes, events, occurrences or effects generally affecting (A) the industries in which the Company and its Subsidiaries operate or (B) the economy, credit, debt, securities or financial or capital markets in the United States or elsewhere in the world, including changes in interest or exchange rates or deterioration in the credit markets generally; or
(ii) any facts, circumstances, changes, events, occurrences or effects to the extent arising out of, resulting from or attributable to (A) changes or prospective changes (1) in Law, (2) in GAAP or in accounting standards, or (3) any changes or prospective changes in the interpretation or enforcement of any of the foregoing, (B) entry into and consummation and performance of this Agreement and the transactions contemplated hereby and the public announcement thereof, including the impact thereof on relationships, contractual or otherwise, with customers, suppliers, vendors, advertisers, distributors, partners, employees, regulators or other third parties (except that this clause (B) shall not apply to the representations and warranties set forth in Section 3.5(b) (and to the extent related to Section 3.5(b), the condition set forth in Section 6.2(a))), (C) acts of war (whether or not declared) or any outbreak of hostilities, sabotage or terrorism (including cyber-attacks and computer hacking), or any escalation or worsening of any such acts of war (whether or not declared), outbreak of hostilities, sabotage or terrorism (including cyber-attacks and computer hacking), (D) weather, pandemics, earthquakes, hurricanes, tornados, natural disasters, climatic conditions or other acts of God, whether or not weather-related, (E) regulatory and political conditions or developments, (F) any change resulting or arising from the identity of, or any facts or circumstances relating to, Parent, Merger Sub or any of their respective Affiliates, (G) any legal proceedings made or brought by any of the current or former stockholders of the Company (on their own behalf or on behalf of the Company), but in any event only in their capacities as current or former stockholders, or otherwise under the DGCL or other applicable

Law, or other litigation arising out of or related to this Agreement or any of the transactions contemplated hereby, (H) actions or omissions of the Company or any of its Subsidiaries requested or consented to in writing by Parent or required by this Agreement, (I) any decline in the market price, or change in trading volume, of the Common Stock (or the volatility thereof), (J) any failure to meet any internal or public projections, forecasts or estimates of revenue, earnings, cash flow, cash position or any other metrics, (K) the effect of seasonal changes and patterns on the results of operations, business or financial condition of the Company, (L) the failure to obtain any approvals or consents from any Governmental Entity in connection with the transactions contemplated by this Agreement or any delay in obtaining any such approvals or consents.
provided, that (x) facts, circumstances, changes, events, occurrences or effects set forth in clauses (ii)(A)(1), (ii)(C) and (ii)(D) above may be taken into account in determining whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect to the extent such facts, circumstances, changes, events, occurrences or effects have a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, in relation to others in the industries of the Company and its Subsidiaries (provided, that only the incremental disproportionate adverse effects of such facts, circumstances, changes, events, occurrences or effects may be taken into account in determining whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect), and (y) that the underlying cause of any decline, change or failure referred to in clause (ii)(I) or (ii)(J) may be taken into account in determining whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect unless such underlying cause is otherwise excluded hereby.
“Company Registered IP” means Registered IP filed in the name of, or owned by, Company or any of its Subsidiaries.
“Company Termination Fee” means (i) if payable in connection with a termination of this Agreement by the Company pursuant to Section 7.3(a) in order for the Company to enter into an Alternative Acquisition Agreement providing for a Superior Proposal made by an Excluded Party, an amount equal to $8.1 million and (ii) if payable in any other circumstances, an amount equal to $24.3 million.
“Compliant” means, with respect to the Required Information used in connection with the Debt Financing, that (i) the Required Information when taken together with all public filings of the Company with the SEC, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the Required Information not misleading in light of the circumstances in which made; (ii) the applicable auditors have not withdrawn any audit opinion with respect to any audited financial statements contained in the Required Information; and (iii) it shall not become necessary to restate any historical financial statements included in the Required Information in any material respect (it being agreed that the matters disclosed on Schedule A to the Merger Agreement or the Company Disclosure Schedule shall not be material; provided, that the foregoing shall not apply in respect of material developments after the date hereof in respect of such matters), and no such restatement shall be under explicit consideration by the Company’s management or auditors.
“Contract” means any note, bond, mortgage, indenture, lease, license, franchise, contract, agreement, commitment, or other legally binding obligation.
“Employee” means any current or former employee, officer, director or consultant of the Company or any of its Subsidiaries.
“Environmental Laws” means any Law regulating or relating to natural resources or the environment, including Laws relating to contamination and the use, generation, management, handling, transport, treatment, disposal, storage, release of, or exposure to, Materials of Environmental Concern.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“ERISA Affiliate” means, with respect to any entity, trade or business, any other entity, trade or business that is, or was at the relevant time, a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes or included the first entity, trade or business, or that is, or was at the relevant time, a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Excluded Party” means any Person or group from which the Company or any of its Representatives (on behalf of the Company) has received, after the execution of this Agreement and prior to the No-Shop Period Start Date, a bona fide written Acquisition Proposal that (i) the Company Board determines, prior to the No-Shop Period Start Date, in good faith, after consultation with its outside legal counsel and financial advisor, constitutes a Superior Proposal and (ii) remains pending as of, and shall not have been withdrawn or otherwise abandoned prior to, the No-Shop Period Start Date; provided, that any such Person or group shall cease to be an Excluded Party (A) immediately upon the withdrawal or termination of the Acquisition Proposal submitted by such Excluded Party (unless, prior to or substantially concurrently with such withdrawal or termination, such Person or group has made another Acquisition Proposal that has not been withdrawn or terminated) or (B) provided that a withdrawal or termination described in the preceding clause (A) has not earlier occurred, then immediately at 5:00 p.m. (New York City time) on the tenth (10th) day immediately following the No-Shop Period Start Date.
“Governmental Entity” means any federal, state, local or foreign government, any court, tribunal, administrative agency or commission or other governmental or other regulatory authority or agency, whether federal, state, local, foreign or supranational, and any arbitral body or NYSE.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.
“Intellectual Property” means all common law and statutory rights anywhere in the world arising under or associated with: (a) patents and patent applications, and similar or equivalent rights in inventions (“Patents”); (b) trademarks, trade names, service marks, trade dress and other designations of origin (“Trademarks”); (c) trade secret and industrial secret rights, and rights in confidential information (“Trade Secrets”); (d) copyrights, moral rights, rights in data and databases, and any other rights in works of authorship (including software) and any related rights of authors (“Copyrights”); (e) rights in domain names, uniform resource locators and other names and locators associated with Internet addresses and sites (“Domain Names”); (f) applications for, registrations of, and divisions, continuations, continuations-in-part, reissuances, renewals, extensions, restorations and reversions of the any of the foregoing (as applicable); (g) rights of privacy and publicity; and (h) all other similar or equivalent intellectual property or proprietary rights anywhere in the world.
“Intervening Event” means any fact, circumstance, change, event, occurrence or effect that is material to the Company and its Subsidiaries taken as a whole (other than any event or circumstance resulting from a breach of this Agreement by the Company or its Subsidiaries) and that (i) was not known to the Company Board as of or prior to the date of this Agreement and (ii) does not involve or relate to an Acquisition Proposal.
“Knowledge” means (i) with respect to the Company, the actual knowledge of those persons set forth in Section 8.10(a) of the Company Disclosure Schedule, and (ii) with respect to Parent, the actual knowledge of those persons set forth in Section 8.10(a) of the Parent Disclosure Schedule.
“Law” means any Order or any federal, state, local, foreign, supranational or international law, statute, treaty, convention or ordinance, common law, or any rule, regulation, standard, directive, requirement, policy, license or permit of any Governmental Entity.
“Lease” means, collectively, all leases, subleases, licenses and any other agreements or arrangements under which the Company or any of its Subsidiaries leases, subleases, licenses or has the right to occupy any real property.
“Lien” means any mortgage, pledge, defect, adverse ownership interest, transfer restriction, security interest, encumbrance, lien or charge.
“Materials of Environmental Concern” means any substance or material defined, identified or regulated as toxic or hazardous or as a pollutant or contaminant or words of similar meaning or effect under any Environmental Law, including asbestos, asbestos-containing materials, polychlorinated biphenyls, petroleum and petroleum products.

“Multiemployer Plan” means any “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA.
“NYSE” means the New York Stock Exchange.
“Order” means any order, judgment, writ, stipulation, settlement, award, injunction, decree, arbitration award or finding of any Governmental Entity.
“Parent Entities” means (i) Parent, Merger Sub, the Investors and the Spectrum Arrangement Funds, (ii) the Affiliates and general partners of Parent, Merger Sub, the Investors or the Spectrum Arrangement Funds, (iii) any Person to which the rights and obligations of the foregoing under this Agreement are assigned and (iv) any Ultimate Parent Entities of any of the foregoing.
“Parent Group” means the Parent Entities and any controlling persons, directors, officers or employees of the Parent Entities.
“Permira Funds” means Permira VI L.P.1, a limited partnership registered in Guernsey, PIL Investments LLP, a limited liability partnership incorporated in England and Wales, P6 Co-Investment SCSp, a société en commandite spéciale and Permira VI I.A.S. L.P., a limited partnership registered in Guernsey.
“Permitted Liens” means (i) any Lien for Taxes not yet delinquent or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established by the Company in accordance with GAAP, (ii) vendors’, mechanics’, materialmen’s, carriers’, workers’, landlords’, repairmen’s, warehousemen’s, construction and other similar Liens (A) with respect to liabilities that are not yet due and payable or, if due, are not delinquent or (B) that are being contested in good faith by appropriate proceedings and for which adequate reserves (based on good faith estimates of management) have been set aside for the payment thereof or (C) arising or incurred in the ordinary and usual course of business and which are not, individually or in the aggregate, material to the business operations of the Company and its Subsidiaries and do not materially adversely affect the market value or continued use of the asset encumbered thereby, (iii) Liens imposed or promulgated by applicable Law or any Governmental Entity with respect to real property, including zoning, building or similar restrictions, (iv) pledges or deposits in connection with workers’ compensation, unemployment insurance, and other social security legislation, (v) Liens relating to intercompany borrowings among a Person and its wholly owned subsidiaries, (vi) utility easements, minor encroachments, rights of way, imperfections in title, charges, easements, rights of way (whether recorded or unrecorded), restrictions, declarations, covenants, conditions, defects and other Liens, but not including any monetary Liens, that are imposed by any Governmental Entity having jurisdiction thereon or otherwise do not individually or in the aggregate materially interfere with the present occupancy or use of the applicable real property or in the business operations of the Company and its Subsidiaries and (vii) Liens to be released at or prior to Closing.
“Person” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Entity or other entity of any kind or nature.
“Personal Data” means any information about an identifiable individual, including a natural person’s name, street address, telephone number, e-mail address, photograph, social security number, social insurance number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number, biometric identifiers or any other piece of information that allows the identification of or contact with a natural person.
“Privacy Law” means any Law relating to the collection, use, processing, retention, transfer, or disclosure of Personal Data.
“Privacy Policies” of any privacy policies setting forth the terms under which a business, collects, uses, discloses or stores any Personal Data.
“Record Holder” means, with respect to any Shares, a Person who was, immediately prior to the Effective Time, the holder of record of such Shares.

“Registered IP” means all United States, international and foreign (i) Patents; (ii) registered Trademarks and applications to register Trademarks; (ii) registered Copyrights and applications for Copyright registration; (iv) registered Domain Names; and (v) any other Intellectual Property that is subject to any filing or recording with any state, provincial, federal, government or other public or quasi-public legal authority.
“Regulatory Law” means the Applicable Regulatory Laws and all other foreign or domestic Laws that are designed or intended to prohibit, restrict or regulate (i) foreign investment, (ii) foreign exchange or currency controls or (iii) actions having the purpose or effect of monopolization, restraint of trade or lessening of competition.
“Required Information” means the financial statements described in paragraph 7(a)(i) and (a)(ii) of Exhibit D to the Debt Commitment Letter.
“SEC” means the United States Securities and Exchange Commission.
“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Spectrum Arrangement Funds” means Spectrum Equity Investors VI, L.P., a Delaware limited partnership, Spectrum VI Investment Managers’ Fund, L.P., a Delaware limited partnership and Spectrum VI Co-Investment Fund, L.P., a Delaware limited partnership.
“Spectrum Funds” means Spectrum Equity VIII-A, L.P., Spectrum Equity VIII-B, L.P., Spectrum Equity VIII-C, L.P. Spectrum VIII Investment Managers’ Fund, L.P., Spectrum VIII Co-Investment Fund, L.P. and Spectrum Discretionary Overage Program I-A, L.P.
“Subsidiary” means, with respect to any Person, any other Person of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other persons performing similar functions (or, in the case of a partnership, a majority of the general partnership interests) is directly or indirectly owned or controlled by such Person or by one or more of its Subsidiaries.
“Superior Proposal” means a bona fide written Acquisition Proposal that the Company Board has determined in its good faith judgment, after consultation with the Company’s financial advisor and outside legal counsel, and taking into consideration, among other things, all of the terms, conditions and other aspects and risks of such Acquisition Proposal and this Agreement, to be more favorable to the Company’s stockholders from a financial point of view than the transactions contemplated by this Agreement (including, if applicable, any revisions to this Agreement made or proposed in writing by Parent in accordance with Section 5.2 prior to the time of determination to which Parent has irrevocably committed); provided, that for purposes of the definition of  “Superior Proposal,” the references to “20%” and “80%” in the definition of Acquisition Proposal shall be deemed to be references to “50%.”
“Tax” (including, with correlative meaning, the term “Taxes”) means (a) all federal, state, local or foreign income, profits, franchise, gross receipts, environmental, capital stock, severance, stamp, payroll, sales, employment, unemployment, disability, use, ad valorem, real or personal property, withholding, excise, production, value added, goods and services, transfer, license, occupation, premium, windfall profits, social security (or similar), registration, alternative or add-on minimum, estimated, occupancy and other assessments imposed by any Governmental Entity responsible for the administration of Taxes, and (b) any interest, penalties and additions with respect to any of the foregoing.
“Tax Return” means all returns, reports, forms, elections, declarations, disclosures, schedules, claims for refund, statements, estimates, information returns and other similar documents required to be filed with any Governmental Entity responsible for the administration of Taxes.
“Transaction Documents” means, collectively, this Agreement (including any exhibits and schedules thereto), the Company Disclosure Schedule, the Parent Disclosure Schedule, the Commitment Letters, the Fee Funding Arrangements and the Confidentiality Agreements and any other document contemplated thereby or any document or instrument delivered in connection hereunder or thereunder.
“Treasury Regulations” means the regulations promulgated under the Code.

“Ultimate Parent Entity” means “ultimate parent entity” as defined in Section 801.1(c) of the HSR Act.
“Willful Breach” means a breach that is the result of a willful or intentional act or failure to act.
(b) Construction.   The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” shall be deemed to mean “and/or.” Terms defined in the text of this Agreement as having a particular meaning have such meaning throughout this Agreement, except as otherwise indicated in this Agreement. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, Contract, instrument or statute defined or referred to herein or in any agreement, instrument, exhibit or schedule that is referred to or defined herein means such agreement, Contract, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or Contracts or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. This Agreement shall not be interpreted or construed to require any Person to take any action, or fail to take any action, if to do so would violate any applicable Law. All references to dollar amounts in this Agreement shall be references to U.S. dollars unless otherwise expressly set forth herein. The mere inclusion of an item in the Company Disclosure Schedule or the Parent Disclosure Schedule as an exception to a representation or warranty shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item is material or constitutes a Company Material Adverse Effect or Parent Material Adverse Effect or that the inclusion of such item therein is required. For purposes of this Agreement, the term “made available”, with respect to any document or item required to be made available to Parent as of the date of this Agreement or otherwise, shall mean such document or item has been provided directly to Parent, Investors or any of the foregoing’s Affiliates or other Representatives or made available to Parent, Investors or any of the foregoing’s Affiliates or other Representatives in the electronic data room maintained by the Company, in either case on or before the day immediately prior to the date of this Agreement, or is included in the Company SEC Documents publicly available on or before the day that is one (1) day prior to the date of this Agreement.
Section 8.11. Severability.   The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is determined by a court of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.
Section 8.12. Assignment.   Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other parties. No assignment by any party hereto shall relieve such party of any of its obligations hereunder. Subject to the foregoing, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective permitted successors and assigns. Notwithstanding the foregoing, upon prior written notice to the Company but without the Company’s consent (a) Parent and Merger Sub may assign its rights hereunder for collateral security purposes to its debt financing sources (including the Debt Financing Source Parties), or any collateral agent or trustee therefor, with any such assignment effective only as of the Closing and (b) Parent and Merger Sub may assign any rights and obligations hereunder to any of their wholly owned Subsidiaries (so long as they remain Subsidiaries); provided, that no such assignment shall limit, affect or relieve the assignor of its obligations hereunder. Any purported assignment not permitted under this Section 8.12 shall be null and void.
Section 8.13. Headings.   The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.
Section 8.14. Delivery by Facsimile or Electronic Transmission.   This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments or waivers hereto or thereto, to the extent signed and delivered by means of a facsimile machine or by e-mail, including to deliver a “.pdf” format data file, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or e-mail, including to deliver a “.pdf” format data file to deliver a signature to this Agreement or any amendment or consent hereto or thereto or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or e-mail, including to deliver a “.pdf” format data file as a defense to the formation of a contract and each party hereto forever waives any such defense.
Section 8.15. Non-Recourse.   Each party agrees, on behalf of itself and its Affiliates and its and their directors, officers, partners and members (collectively, “Related Parties”), that all Actions, claims, obligations, liabilities or causes of action (whether in Contract or in tort, in Law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate to: (A) this Agreement or the transactions contemplated hereunder, (B) the negotiation, execution or performance this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), (C) any breach or violation of this Agreement, and (D) any failure of the transactions contemplated hereunder to be consummated, in each case, may be made (1) under this Agreement only against the Persons that are expressly identified as parties to this Agreement and in accordance with, and on the terms and subject to the conditions of, this Agreement or (2) under any other Transaction Document only against the Persons that are expressly identified as parties to such Transaction Document and in accordance with, and on the terms and subject to the conditions of, such Transaction Document. In furtherance and not in limitation of the foregoing, and notwithstanding anything contained in this Agreement, each party hereto covenants, agrees and acknowledges, on behalf of itself and its respective Affiliates and Related Parties, that no recourse under this Agreement shall be sought or had against any Person other than the parties hereto, and no Person other than the parties hereto shall have any liabilities or obligations under this Agreement (whether in Contract or in tort, in Law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise) for any claims, causes of action, obligations or liabilities arising under, out of, in connection with or related to the items in the immediately preceding clauses (A) through (D).
[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.
XO Group Inc.
By:
/s/ Michael Steib

Name: Michael Steib
Title:  Chief Executive Officer
WeddingWire, Inc.
By:
/s/ Timothy Chi

Name: Timothy Chi
Title:  CEO
Wedelia Merger Sub, Corp.
By:
/s/ Andrew Olek

Name: Andrew Olek
Title:  General Counsel
[Signature Page to Agreement and Plan of Merger]

Annex B
Opinion of Allen & Company LLC
September 24, 2018
The Board of Directors
XO Group Inc.
195 Broadway, 25th Floor
New York, New York 10007
The Board of Directors:
We understand that XO Group Inc., a Delaware corporation (“XO Group”), WeddingWire, Inc., a Delaware corporation (“WeddingWire”) and Wedelia Merger Sub, Corp., a Delaware corporation and a wholly owned subsidiary of WeddingWire (“Merger Sub”), propose to enter into an Agreement and Plan of Merger (the “Agreement”) pursuant to which, among other things, Merger Sub will be merged with and into XO Group (the “Merger”) and each outstanding share of the common stock, par value $0.01 per share, of XO Group (“XO Group Common Stock”) will be converted into the right to receive $35.00 in cash (the “Merger Consideration”). The terms and conditions of the Merger are more fully set forth in the Agreement.
Allen & Company LLC (“Allen & Company”) has acted as financial advisor to XO Group in connection with the proposed Merger and has been asked to render an opinion to the Board of Directors of XO Group (the “Board”) as to the fairness, from a financial point of view, to the holders of XO Group Common Stock, other than as specified below, of the Merger Consideration to be received by such holders pursuant to the Agreement. For such services, XO Group has agreed to pay to Allen & Company cash fees, of which a portion is payable upon the delivery of this opinion (the “Opinion Fee”) and the principal portion is contingent upon consummation of the Merger. No portion of the Opinion Fee is contingent upon either the conclusion expressed in this opinion or successful consummation of the Merger. XO Group also has agreed to reimburse Allen & Company’s reasonable expenses and to indemnify Allen & Company and related parties against certain liabilities arising out of our engagement.
Allen & Company, as part of our investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, private placements and related financings, bankruptcy reorganizations and similar recapitalizations, negotiated underwritings, secondary distributions of listed and unlisted securities, and valuations for corporate and other purposes. As the Board is aware, Allen & Company in the past has provided, and in the future may provide, investment banking services to XO Group and/or its affiliates unrelated to the Merger, for which services Allen & Company has received and may receive compensation, including, during the two-year period prior to the date hereof, having acted as a broker in connection with XO Group’s repurchase program for XO Group Common Stock. In the ordinary course, Allen & Company as a broker-dealer and certain of Allen & Company’s affiliates and/or related entities and employees have invested or may invest, hold long or short positions and may trade, either on a discretionary or non-discretionary basis, for their own account or for those of Allen & Company’s clients, in the debt and equity securities (or related derivative securities) of XO Group and its affiliates, and affiliates and/or portfolio companies of WeddingWire or its principal investors, Permira Advisers LLC and Spectrum Equity. The issuance of this opinion has been approved by Allen & Company’s fairness opinion committee.
Our opinion as expressed herein reflects and gives effect to our general familiarity with XO Group as well as information that we received during the course of this assignment, including information provided by the management of XO Group in the course of discussions relating to the Merger as more fully described below. In arriving at our opinion, we neither conducted a physical inspection of the properties or facilities of XO Group or any other entity nor made or obtained any evaluations or appraisals of the assets or liabilities (contingent, accrued, derivative, off-balance sheet or otherwise) of XO Group or any other entity, or conducted any analysis concerning the solvency or fair value of XO Group or any other entity.

The Board of Directors
XO Group Inc.
September 24, 2018

In arriving at our opinion, we have, among other things:
(i)
reviewed the financial terms and conditions of the Merger as reflected in an execution version, provided to us on September 24, 2018, of the Agreement;

(ii)
reviewed certain publicly available historical business and financial information relating to XO Group, including public filings of XO Group and historical market prices and trading volumes for XO Group Common Stock;

(iii)
reviewed certain financial information relating to XO Group provided to or discussed with us by the management of XO Group, including certain internal financial forecasts, estimates and other financial and operating data relating to XO Group prepared by the management of XO Group;

(iv)
held discussions with the management of XO Group relating to the past and current operations, financial condition and prospects of XO Group;

(v)
reviewed and analyzed certain publicly available information, including certain stock market data and financial information, relating to selected companies with businesses that we deemed generally relevant in evaluating XO Group;

(vi)
reviewed and analyzed certain publicly available financial information relating to selected transactions that we deemed generally relevant in evaluating the Merger; and

(vii)
conducted such other financial analyses and investigations as we deemed necessary or appropriate for purposes of the opinion expressed herein.

In rendering our opinion, we have relied upon and assumed, with your consent and without independent verification, the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information available to us from public sources, provided to or discussed with us by the management and/or other representatives of XO Group or otherwise reviewed by us. With respect to the financial forecasts, estimates and other financial and operating data that we have been directed to utilize for purposes of our analyses (including, without limitation, with respect to net operating loss carryforwards of XO Group), we have been advised by the management of XO Group, and we have assumed, at your direction, that such financial forecasts, estimates and other financial and operating data have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to, and are a reasonable basis upon which to evaluate, the future financial and operating performance of XO Group and the other matters covered thereby. We express no opinion or view as to any financial forecasts, estimates or other financial or operating data or the assumptions on which they are based.
We have relied, at your direction, upon the assessments of the management of XO Group as to, among other things, (i) the potential impact on XO Group of certain market, cyclical, seasonal, competitive and other trends and developments in and prospects for, and governmental, regulatory and legislative policies and matters relating to or otherwise affecting, the media, internet and technology industries, including the wedding market sector thereof, (ii) the technology and intellectual property of XO Group (including associated risks), and (iii) existing and future contracts, agreements and arrangements relating to, and the ability to attract, retain and/or replace key employees, vendors, customers, advertisers, strategic partners and other commercial relationships of, XO Group. We have assumed, with your consent, that there will be no developments with respect to any such matters that would be meaningful in any respect to our analyses or opinion.

The Board of Directors
XO Group Inc.
September 24, 2018

Further, our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect the conclusion expressed in this opinion and that we assume no responsibility for advising any person of any change in any matter affecting this opinion or for updating or revising our opinion based on circumstances or events occurring after the date hereof. As you are aware, the credit, financial and stock markets, and the industry in which XO Group operates, have experienced and continue to experience volatility and we express no opinion or view as to any potential effects of such volatility on XO Group or the Merger.
It is understood that this opinion is intended for the benefit and use of the Board (in its capacity as such) in connection with its evaluation of the Merger Consideration from a financial point of view. This opinion does not constitute a recommendation as to the course of action that XO Group (or the Board) should pursue in connection with the Merger or otherwise address the merits of the underlying decision by XO Group to engage in the Merger, including in comparison to other strategies or transactions that might be available to XO Group or which XO Group might engage in or consider. This opinion does not constitute advice or a recommendation to any stockholder as to how such stockholder should vote or act on any matter relating to the Merger or otherwise. We do not express any opinion as to the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation or other consideration payable to any officers, directors or employees of any party to the Merger or any related entities, or any class of such persons or any other party, relative to the Merger Consideration or otherwise. We are not expressing any opinion as to the price at which XO Group Common Stock (or any other securities) may trade or otherwise be transferable at any time.
In addition, we do not express any opinion or view as to any tax or other consequences that might result from the Merger or otherwise, nor do we express any opinion or view as to, and we have relied, at your direction, upon the assessments of representatives of XO Group regarding, legal, regulatory, accounting, tax and similar matters relating to XO Group and the Merger, including, without limitation, changes in, or the impact of, tax or other laws, regulations and governmental and legislative policies affecting XO Group or the Merger, as to which we understand XO Group obtained such advice as it deemed necessary from qualified professionals. We have assumed, with your consent, that the Merger will be consummated in accordance with its terms and in compliance with all applicable laws, documents and other requirements, without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary governmental, regulatory or third party approvals, consents, releases, waivers, decrees and agreements for the Merger, no delay, limitation, restriction or condition, including any divestiture or other requirements or remedies, amendments or modifications, will be imposed or occur that would be meaningful in any respect to our analyses or opinion. We also have assumed, with your consent, that the final executed Agreement will not differ from the execution version reviewed by us in any respect meaningful to our analyses or opinion.
Our opinion is limited to the fairness, from a financial point of view and as of the date hereof, of the Merger Consideration to be received by holders of XO Group Common Stock, to the extent expressly specified herein, pursuant to the Agreement, without regard to individual circumstances of holders of XO Group Common Stock that may distinguish such holders or the securities of XO Group held by such holders, and no opinion or view is expressed with respect to any consideration received in connection with the Merger by the holders of any other securities, creditors or other constituencies of any party. Our opinion does not address any other terms, aspects or implications of the Merger, including, without limitation, the form or structure of the Merger or any terms, aspects or implications of any fee funding arrangement or other arrangements, agreements or understandings entered into in connection with, related to or contemplated by the Merger or otherwise.

The Board of Directors
XO Group Inc.
September 24, 2018

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration to be received by holders of XO Group Common Stock (other than, to the extent applicable, WeddingWire, Merger Sub, Permira Advisers LLC, Spectrum Equity and their respective affiliates) pursuant to the Agreement is fair, from a financial point of view, to such holders.
Very truly yours,
ALLEN & COMPANY LLC

Annex C
Section 262 of the General Corporation Law of the State of Delaware
§ 262. Appraisal rights.
(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.
(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:
(1) Provided, however, that, except as expressly provided in § 363(b) of this title, no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation (or, in the case of a merger pursuant to § 251(h), as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.
(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:
a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;
b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;
c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or
d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.
(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.
(4) In the event of an amendment to a corporation’s certificate of incorporation contemplated by § 363(a) of this title, appraisal rights shall be available as contemplated by § 363(b) of this title, and the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as practicable, with the word “amendment” substituted for the words “merger or consolidation,” and the word “corporation” substituted for the words “constituent corporation” and/or “surviving or resulting corporation.”

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.
(d) Appraisal rights shall be perfected as follows:
(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of  § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or
(2) If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of  § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder’s written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.
(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.
(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of  (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.
(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.
(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.
(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.
(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

FORM OF PROXYImportant Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement are available at www.proxyvote.com.DETACH AND RETURN THIS PORTION ONLYTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OFXO GROUP INC.FOR THE SPECIAL MEETING OF STOCKHOLDERSTO BE HELD ON DECEMBER 18, 2018The undersigned, revoking all prior proxies, hereby appoints Michael Steib, Gillian Munson and Jeffrey Yin as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated on the reverse side, all shares of common stock of XO Group Inc. held of record by the undersigned on November 12, 2018 at the Special Meeting of Stockholders to be held on December 18, 2018 at 11:00 a.m., local time, at the offices of Wachtell, Lipton, Rosen & Katz at 51 West 52nd Street, New York, New York 10019, and any adjournments or postponements thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS LISTED AND, IN THE DISCRETION OF MICHAEL STEIB, GILLIAN MUNSON AND JEFFREY YIN, ON ANY OTHER ITEMS THAT ARE PRESENTED AT THE SPECIAL MEETING. At the present time, the XO Group Inc. Board of Directors knows of no other business to be presented at the Special Meeting.ATTENDANCE OF THE UNDERSIGNED AT THE SPECIAL MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF WILL NOT BE DEEMED TO REVOKE THE PROXY UNLESS THE UNDERSIGNED REVOKES THIS PROXY IN WRITING.(Continued and to be signed on the reverse side)

XO GROUP INC.195 BROADWAY, 25TH FLOORNEW YORK, NEW YORK 10007VOTE BY INTERNET – www.proxyvote.comYou can vote online at www.proxyvote.com. You will need the 12-digit control number on the proxy card.VOTE BY PHONEYou can vote by telephone by viewing the proxy materials at1-800-454-8683 and using a touch-tone phone and the toll-free number provided at that time. You can also use a telephone to request a paper copy of the proxy materials. VOTE BY MAILYou can vote by mail by marking, dating and signing your proxy card or voting instruction form and returning it in the postage-paid envelope.VOTE IN PERSONYou can vote in person at the special meeting. Please refer to the section entitled “The Special Meeting — Date, Time and Place of the Special Meeting” for further information regarding attending the special meeting.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATEDXO GROUP INC.THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE FOLLOWING PROPOSALS:1.Proposal to adopt the Agreement and Plan of Merger (the “merger agreement”), dated as of September 24, 2018, by and among WeddingWire, Inc., Wedelia Merger Sub, Corp. (“Merger Sub”), and XO Group Inc. (the “Company”), pursuant to which Merger Sub will be merged with and into the Company (the “merger”), with the Company surviving the merger.FORAGAINSTABSTAIN2.Proposal to approve, on an advisory (non-binding) basis, certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the merger.FORAGAINSTABSTAIN3.Proposal to approve the adjournment of the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to adopt the merger agreement or in the absence of a quorum.FORAGAINSTABSTAINPlease indicate if you plan to attend this meetingYESNOPlease sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.Signature [PLEASE SIGN WITHIN BOX] DateSignature/Title (Joint Owners)Date